                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08200
                                  ---------------------------------------------

                              BRIDGEWAY FUNDS, INC.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                           5615 Kirby Drive, Suite 518
                            Houston, Texas 77005-2448
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                         John N.R. Montgomery, President
                       Bridgeway Capital Management, Inc.
                           5615 Kirby Drive, Suite 518
                            Houston, Texas 77005-2448
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:  (713) 661-3500
                                                   ----------------------------

Date of fiscal year end:  June 30
                        --------------------------
Date of reporting period: December 31, 2004
                         -------------------------------------

Item 1 - Reports to Stockholders

     The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

[BRIDGEWAY FUNDS LOGO]                               AGGRESSIVE INVESTORS 1 FUND
                                                              SEMI-ANNUAL REPORT
                                                               DECEMBER 31, 2004

February 25, 2005

[GRAPHIC]

NEW HIGH
  12/28/04      $  55.11

INTERIM LOW
  3/11/03       $  28.81

OLD HIGH
  9/1/00        $  54.83*

* ADJUSTED FOR DIVIDENDS

Dear Fellow Aggressive Investors 1 Fund Shareholder,

Our Fund appreciated 17.96% in the December quarter compared to 9.23% for our primary benchmark, the S&P 500 Index and 10.46% for our peer benchmark, the Lipper Capital Appreciation Funds Index. It was a very strong quarter.

On the strength of the December quarter, our calendar year Fund return was 12.21%, beating both our primary market benchmark (up 10.88%) and our peer benchmark (up 11.31%). It was another VERY strong year for small stocks, however, and we underperformed the Russell 2000 Index (up 18.33%). This represents the sixth year in a row--three bull market years and three bear market years--that we have outperformed our primary market benchmark and our peer benchmark. I am very proud of Bridgeway's record of consistency with this Fund.

The table below presents our December quarter, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See page 2 for a graph of performance since inception.

                                      DEC. QTR.      1 YEAR         5 YEAR        10 YEAR      LIFE-TO-DATE
                                     10/1/04 TO     1/1/04 TO      1/1/00 TO     1/1/95 TO       8/5/94 TO
                                      12/31/04      12/31/04       12/31/04      12/31/04        12/31/04
--------------------------------------------------------------------------------------------------------------
AGGRESSIVE INVESTORS 1 FUND            17.96%        12.21%          7.40%        22.28%          22.30%
S&P 500 Index (large companies)         9.23%        10.88%         -2.30%        12.05%          11.73%
Russell 2000 (small companies)         14.09%        18.33%          6.61%        11.54%          11.40%
Lipper Capital Appreciation Funds      10.46%        11.31%         -4.07%         9.43%           9.36%

PERFORMANCE FIGURES QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE FIGURES QUOTED, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS WHILE THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX, THAT MEASURES PERFORMANCE OF THE 2,000 COMPANIES THAT ARE BETWEEN THE 1,000TH AND 3,000TH LARGEST IN THE MARKET WITH DIVIDENDS REINVESTED. THE LIPPER CAPITAL APPRECIATION FUNDS INDEX REFLECTS THE AGGREGATE RECORD OF MORE AGGRESSIVE DOMESTIC GROWTH MUTUAL FUNDS, AS REPORTED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. PERIODS LONGER THAN ONE YEAR ARE ANNUALIZED.

According to data from Lipper, Inc. at the end of December, the Aggressive Investors 1 Fund ranked 155th of 421 capital appreciation funds for the last twelve months, 26th of 255 over the last five years and 1st of 82 over the last ten years. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

SHAREHOLDER LETTER

[CHART]

GROWTH OF $10,000 INVESTED IN AGGRESSIVE INVESTORS 1 FUND AND INDEXES FROM 8/5/94 (INCEPTION) TO 12/31/04


DATE     BRIDGEWAY AGGRESSIVE INVESTORS 1 FUND    S&P 500 INDEX    RUSSELL 2000 INDEX    LIPPER CAPITAL APPRECIATION FUNDS
 8/94                                    10000            10000                 10000                                10000
 9/94                                    10520            10172                 10515                                10453
12/94                                    10877            10170                 10320                                10305
 3/95                                    10891            11157                 10797                                11023
 6/95                                    11953            12219                 11809                                12055
 9/95                                    12963            13187                 12975                                13243
12/95                                    13824            13978                 13256                                13560
 3/96                                    15397            14728                 13933                                14307
 6/96                                    17123            15387                 14630                                14938
 9/96                                    17894            15859                 14679                                15300
12/96                                    18275            17179                 15443                                15588
 3/97                                    17106            17643                 14644                                14884
 6/97                                    20538            20717                 17018                                17172
 9/97                                    24189            22266                 19551                                19155
12/97                                    21614            22903                 18896                                18701
 3/98                                    24979            26091                 20797                                21092
 6/98                                    24251            26950                 19827                                21448
 9/98                                    18606            24275                 15833                                18370
12/98                                    25782            29435                 18415                                22438
 3/99                                    28119            30900                 17416                                23516
 6/99                                    32345            33075                 20125                                25798
 9/99                                    33588            31013                 18852                                24774
12/99                                    56878            35628                 22330                                31227
 3/00                                    64095            36445                 23911                                34038
 6/00                                    68921            35477                 23008                                30746
 9/00                                    76644            35133                 23262                                31255
12/00                                    64602            32384                 21655                                27190
 3/01                                    56339            28545                 20246                                23311
 6/01                                    62444            30215                 23139                                25171
 9/01                                    49282            25781                 18329                                19847
12/01                                    57366            28536                 22193                                22862
 3/02                                    57486            28614                 23078                                22658
 6/02                                    54359            24781                 21150                                19410
 9/02                                    46676            20499                 16624                                16363
12/02                                    47034            22229                 17647                                17379
 3/03                                    46334            21529                 16855                                17020
 6/03                                    59466            24843                 20803                                19648
 9/03                                    65004            25501                 22691                                20511
12/03                                    72419            28606                 25987                                22793
 3/04                                    73268            29090                 27614                                23466
 6/04                                    73595            29591                 27744                                23650
 9/04                                    68890            29036                 26951                                22968
12/04                                    81263            31717                 30750                                25370

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

CUMULATIVE PERFORMANCE

TRANSLATION: Assuming that you have both reinvested all dividends and not redeemed any shares, the value of your account just returned to an all-time high.

The value of the Fund is its price per share adjusted for dividends. While the Fund will continue to fluctuate in value, hitting an "all-time high" is something to celebrate. At the end of December, the S&P 500 Index was still 14.6% below its all-time previous high established on March 2000, so our Fund got there more quickly. I am pleased that we provided some "cushion" against the pain in each calendar year of the bear market, and then recovered more quickly in both of the two years since then. This is a good lesson in the value of holding through a bear market and avoiding panic and the urge to sell when things look bad. Remember, though, that this "holding through the downturn" strategy works best in concert with other financial principles. These include: saving, avoiding most kinds of debt, diversifying (and periodically rebalancing) your portfolio, setting aside an emergency fund, and choosing well managed, low-cost funds whose investment objectives - anything from very aggressive growth to ultra-low-risk income - match the time-horizons of the investments you're making. This is a fancy way of saying that the more years you can afford to wait before tapping a particular pile of money, the more risk you can afford to take with it.

YEAR-TO-DATE MARKET COMMENTARY: IT'S UP (MARCH), IT'S UP (JUNE), OOOPS - IT'S DOWN (SEPTEMBER), NO, IT'S REALLY UP, REALLY! (END OF YEAR).

TRANSLATION: Notwithstanding news events (and the commentary of many market pundits), 2004 was a remarkably average year. The combination of rising interest rates, a declining U.S. dollar, inflation, the presidential election, war and natural disasters should have produced some extraordinary results, right? Not so fast . . .

Let's look at the statistics purely from a market perspective. Over the 10 years through December 31, 2004, the S&P 500 Index of large companies returned an average of 12.05% per year. (I know, that sounds unbelievable, given how weak the past few years' performance has been, but the market of the mid- and late 1990s really was pretty remarkable.) That's only about one and one-half percentage points better than the Index's return for 2004. Furthermore, if we look all the way back to 1925, we see that the market has returned an average of 10.4% per year - and that's over a 79-year period that includes the Great Depression, World War II, the white-hot "go-go" market of the 1960s and the brutal bear market of the early 1970s. In about two-thirds of those years, the Index either beat or lagged that 10.4% average by more than 10 percentage points. From that perspective, therefore, 2004's return of 10.88% was about as average as you can get.

.. . . but wasn't this a very volatile year? No. In fact, the actual variation of monthly returns in 2004 was about half of the average of the preceding decade. Throughout that 10-year period, only one year - 1995 - was less volatile. In other words, in 2004 the stock market "bounced around" a whole lot LESS than normal.

In conclusion, what IS remarkable about 2004 is how average it was in terms of returns and how "tame" it was with respect to volatility. Not what you might conclude from reading standard financial commentaries, many of which described a market lurching dramatically between struggle and triumph. All that drama can be very compelling, but it doesn't necessarily lead to an accurate understanding of the market's behavior in the long run, nor does it necessarily produce sound investment decisions. For that reason, though I have four computer screens in my office, none of them runs a ticker, and I frequently go home at the end of the day without knowing whether the overall market was up or down. This frees up tremendous emotional energy to spend on more important things (including actually finding the next good stock pick).

All that said, the market of 2004 did exhibit some unusual characteristics, in particular the continued - and extraordinary - performance of smaller stocks. This was the sixth year in a row that small stocks beat large ones, the longest period of consecutive annual small-stock dominance in the last eight decades.

What does this imply for the future? History suggests two possible responses. On the one hand, some investment strategies - such as buying small-cap stocks or value stocks or real-estate-oriented stocks - that have worked well in the recent past tend to keep working, as investors get caught up in the excitement and become increasingly confident that a given strategy is the right way to go. This is essentially a self-fulfilling prophecy: If everyone agrees that small stocks, for example, are going to keep going up, they will go up, because everyone buys them. So-called momentum investing has come in for a lot of negative publicity in the past few years, because it was investors following a momentum strategy who both fueled the tech-stocks bubble of the late '90s and early 2000 and then (when they switched strategies) caused it to collapse. The fact is, though, that a momentum strategy can work FOR PERIODS OF TIME, and based on more than seven decades of history, when small stocks have done well relative to the overall market in one year, they are more likely to do well in the next one. So we could conceivably see a record-setting seventh year in a row of small-stock dominance.

On the other hand, we could see the exact opposite. For investment managers, making predictions is often the surest way to get your head handed to you on a platter, but our computer models have no such concerns, and they are pointing to a shift toward larger stocks. Specifically, over the past 12 months or so our models began finding a larger number of "attractive" large stocks than at any time I can remember in about five years. This is almost certainly a function of relative valuation; i.e., based on a variety of financial measures, and thanks to the multi-year run-up in the price of small stocks, larger stocks in general are starting to look relatively attractive again. At Bridgeway, we don't put much effort into trying to guess the market's direction, we're just trying to find one good stock (of any size) at a time. Still, I believe it's likely that the tide will turn back in favor of large stocks at SOME point in the next couple of years. It's a good time (ok, any time is a good time) to make sure your own portfolio is in balance with your long-term plan.

Of course, company size is hardly the only investment variable. "Style," too, plays a significant role, and the December quarter was pretty bad for "growth"-oriented stocks, building on a very bad year and continuing a five-year trend. The following bar chart shows the relative performance of growth versus value oriented large stocks, over the past one, three, and five years, based on data from Morningstar:

[CHART]

              VALUE     GROWTH
1 Year        14.05%      0.19%
3 Year         6.95%     -4.35%
5 Year         4.54%    -16.22%

This pattern of weak growth-stock performance is exactly what one would expect...during the bear-market phase of a stock-market cycle. But from a historical perspective, it's distinctly unusual for the last two years of a recovery. Our models are suggesting a shift toward growth stocks, but not as strongly as they indicate a shift toward large stocks. Any shift toward growth stocks would probably benefit this Fund; a shift toward large stocks would probably be neutral, since we have exposure to all size companies. My conclusion from all this: make sure your portfolio is in balance with your target allocation and long term plan.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE--WHAT WORKED WELL

TRANSLATION: Our Fund had reasonable representation in some of the market's better performing industries, such as steel, Internet stocks, and utilities. Overall, our models came through for us in the last quarter with a handful of strong winners.

Our list of best performers highlights some of the market's sweet spots. It also demonstrates the diversity of the Fund. Our top stock is from a very mature industry (steel), while the next two are faster-growing technology companies. The sixth-best performer, Marvell Technology, is a semiconductor company - an industry that was, in general, in the basement for the year. Marvell offers a nice reminder that it's possible to make money with a star performer even when the industry itself is a dog. Across the Fund's portfolio, nine stocks gained more than 30% in the December quarter.

RANK    DESCRIPTION                          INDUSTRY                   % GAIN
--------------------------------------------------------------------------------
1       AK Steel Holding Corp                Iron/Steel                 59.4%
2       Autodesk Inc                         Software                   56.1%
3       Apple Computer Inc                   Computers                  51.1%
4       Coldwater Creek Inc                  Retail                     46.4%
5       Digital River Inc                    Internet                   39.7%
6       Marvell Technology Group Ltd.        Semiconductors             35.7%
7       Texas Utilities Corp                 Electric                   34.7%
8       Cognizant Tech. Solutions Corp       Computers                  32.2%
9       Tenneco Automotive Inc               Auto Parts & Equipment     31.6%

The top percentage gainer for the quarter was AK Steel Holding Corporation, which manufactures carbon steel products for the automotive industry (more than 30% of its sales come from General Motors and Ford), as well as for the construction industry and other manufacturers. Thanks in large part to the boom in China, demand for steel and steel-related products has been high, and AK Steel has demonstrated good "pricing power" - a company's ability to pass the higher costs of its raw materials onto its customers. In October, the company reported a third straight quarterly profit, driven by both higher volume and higher sales. In addition, the company said that it expected operating profit for the December 2004 quarter to be even higher than they had been in the September quarter. If December turns out to have conformed to those expectations, 2004 will be AK Steel's first profitable year in four years.

What I really find interesting about this stock is how the price behaved at the time of our purchase. We initially bought a position equal to 1% of the Fund in October. A couple of days later, concerns about the world demand for steel sent the stock down almost 10%. Was this an indication that we had made a mistake and should sell? Or was it time to buy more? The discipline of our modeling and investment-management process really helped out here. Our model still rated the stock a buy, and with even more favorable valuations, we ended up doubling the size of our position to 2% of the Fund on the price decline. A few days later the company reported excellent earnings and the price recovered nicely over just a one week period, giving us an attractive short-term unrealized gain. Thus far, our model has correctly predicted the direction of AK Steel's stock price, and we ended the quarter with a net 59.4% gain.

Apple Computer also performed well for us during the quarter. A well known computer and electronics manufacturer, Apple Computer makes the very popular iPod digital music player, as well as the iMac and PowerCube personal computers. The stock has done well over the last quarter on surging sales of iPods and the growth of the digital music-player industry. In the holiday season just ended, major retailers like Amazon.com (the biggest Internet retailer), and Best Buy Company (the largest electronics retailer) ran out of or ran short of some popular iPod models. By some estimates Apple could sell 4 million iPods in the December quarter, compared with just over 700,000 in the previous holiday season. We initially bought shares early in October, and watched our total position gain 51.1% through the end of December.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE--WHAT DIDN'T WORK

I'm pleased to say that no stocks declined by more than 30% over the past quarter. The biggest decliner, Lone Star Technologies, Inc., was down 26.6% for the quarter (we sold our position). If this company sounds familiar, it may be because I profiled it last quarter, when it was the top-performing stock. Lone Star, a tube and steel supplier to the oil and automotive industries, had reported record revenues and net income in its July earnings release, the second consecutive quarter of positive operating earnings. In its October earnings release, the company reported yet another quarter of record revenues, but noted that a recent 20% jump in the cost of raw materials had hurt profitability, with the result that earnings were lower than analysts had expected. Investors rushed to ditch the stock, and we unwound our position later in the quarter for a 26.6% loss.

DETAILED EXPLANATION OF CALENDAR YEAR PERFORMANCE--WHAT WORKED WELL

TRANSLATION: To a certain extent, the December quarter really carried the year, so the good news for the quarter and the year are largely the same. Over the course of the calendar year, 16 companies in the Fund's portfolio gained more than 30%.

RANK    DESCRIPTION                          INDUSTRY                   % GAIN
--------------------------------------------------------------------------------
1       Autodesk Inc                         Software                   88.4%
2       Digital River Inc                    Internet                   88.3%
3       Texas Utilities Corp                 Electric                   75.2%
4       Research In Motion Ltd               Computers                  74.5%
5       AK Steel Holding Corp                Iron/Steel                 59.4%
6       Coldwater Creek Inc                  Retail                     58.0%
7       XTO Energy Inc                       Oil & Gas                  56.3%
8       Apple Computer Inc                   Computers                  51.1%
9       Urban Outfitters Inc                 Retail                     50.8%
10      Patina Oil & Gas Corp                Oil & Gas                  46.6%
11      Marvell Technology Group Ltd.        Semiconductors             45.4%
12      Tesoro Petroleum Corp                Oil & Gas                  40.9%
13      Tenneco Automotive Inc               Auto Parts & Equipment     36.8%
14      Carpenter Technology                 Iron/Steel                 34.6%
15      Eastman Chemical Co                  Chemicals                  31.1%
16      eBay Inc                             Internet                   31.1%

Autodesk was a winner for both the quarter and the year, and I profiled the company in our September quarterly letter. The company produces sophisticated computer software for graphics-heavy applications - its products are used by architects, surveyors, designers, and engineers, among others - and it has continued to increase both revenues and profits. The stock hit a 52-week high in the last week of the year and was the top performer in the S&P 500, with a gain of more than nearly 210%. Our position in Autodesk, which we initially established in the second quarter, was up 88.4% in 2004.

Energy stocks were something of a bright spot for us over the past twelve months, with Oil & Gas companies taking three of the top slots in the Fund's portfolio. Of these, the best performer was XTO Energy, whose oil and gas producing properties are concentrated in the western states, including New Mexico, Texas, Oklahoma, and Wyoming. This company ground out its impressive results the old-fashioned way -- through operating performance: XTO's September quarter was its seventh straight quarter of record revenues, and its second quarter of record-breaking operating earnings per share. Even though earnings over the past several quarters were lower than analysts had expected, investors apparently voted to hold and buy more. We've owned our position since early 2003, and over the past year it gained 56.3%.

Apple Computer Inc., a top performer for the quarter, also shows up on our list of the year's best-performing stocks. And in fact, for the year, the company's stock was the second-best performer in the S&P 500.

DETAILED EXPLANATION OF CALENDAR YEAR PERFORMANCE--WHAT DIDN'T WORK

TRANSLATION: Only six stocks in the Fund's portfolio lost more than 30% in 2004, but a couple of them lost a lot more. This is a list I'd prefer to forget.

RANK    DESCRIPTION                          INDUSTRY                   % LOSS
--------------------------------------------------------------------------------
1       Omnivision Technologies Inc          Semiconductors             -54.1%
2       Nortel Networks Corp                 Telecommunications         -52.5%
3       Gevity HR Inc                        Commercial Services        -34.8%
4       ImClone Systems Inc.                 Pharmaceuticals            -34.5%
5       Career Education Corp                Commercial Services        -32.9%
6       AU Optronics Corp - ADR              Electronics                -31.2%

I've written about most of the names on this list over the past three quarters, including Omnivision Technologies, (the biggest loser of the year). As of the end of December, we no longer hold any of the six stocks on this list, having moved on to what I hope will be greener investment pastures.

TOP TEN HOLDINGS

At quarter end, Technology comprised our largest sector representation at 21.7% of net assets, followed by Basic Materials at 20.2% and Communications at 15.8%. Our top ten holdings represented 46.2% of net assets.

                                                                      PERCENT OF
RANK    DESCRIPTION                          INDUSTRY                 NET ASSETS
--------------------------------------------------------------------------------
1       Apple Computer Inc                   Computers                   6.8%
2       Research In Motion Ltd               Computers                   6.1%
3       Eastman Chemical Co                  Chemicals                   6.0%
4       Lyondell Chemical Co                 Chemicals                   5.1%
5       Western Wireless Corp                Telecommunications          4.9%
6       Autodesk Inc                         Software                    4.4%
7       American Eagle Outfitters Inc        Retail                      3.3%
8       Digital River Inc                    Internet                    3.3%
9       Carpenter Technology                 Iron/Steel                  3.2%
10      Texas Utilities Corp                 Electric                    3.1%
--------------------------------------------------------------------------------
                                                                        46.2%

INDUSTRY SECTOR REPRESENTATION AS OF DECEMBER 31, 2004

As of December 2004, we are quite "heavy" on metals (basic materials) and "light" on financial and consumer non-cyclical stocks.

                        AGGRESSIVE INVESTORS 1 FUND   S&P 500 INDEX    DIFFERENCE
-----------------------------------------------------------------------------------
Basic Materials                    20.3%                   2.9%           17.4%
Communications                     15.9%                  11.3%            4.6%
Consumer, Cyclical                 13.9%                   9.9%            4.0%
Consumer, Non-cyclical              7.0%                  21.2%          -14.2%
Energy                             10.3%                   7.2%            3.1%
Financial                           1.1%                  20.6%          -19.5%
Industrial                          6.5%                  11.6%           -5.1%
Technology                         21.9%                  12.4%            9.5%
Utilities                           3.1%                   2.9%            0.2%
-----------------------------------------------------------------------------------
TOTAL                             100.0%                 100.0%            0.0%

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2004, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 1-800-661-3550 OR VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (02/05).

CONCLUSION

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery

John Montgomery

DISCLOSURE of FUND EXPENSES
(UNAUDITED)

As a shareholder to the Fund, you will incur no transactions costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, the fund will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2004 and held until December 31, 2004.

ACTUAL RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

BRIDGEWAY AGGRESSIVE INVESTORS 1 FUND

                               BEGINNING        ENDING          EXPENSE PAID
                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                7/1/04         12/31/04      7/1/04 - 12/31/04
--------------------------------------------------------------------------------
Actual Fund Return             $ 1,000.00     $ 1,104.19          $ 8.26
Hypothetical Fund Return       $ 1,000.00     $ 1,017.36          $ 7.92

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.56% MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE FIRST FISCAL HALF-YEAR DIVIDED BY 365 DAYS IN THE CURRENT YEAR (TO REFLECT THE ONE HALF-YEAR PERIOD).

SCHEDULE OF INVESTMENTS
SHOWING PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2004 (UNAUDITED)

   INDUSTRY   COMPANY                                               SHARES           VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS - 99.3%
   AEROSPACE/DEFENSE - 1.3%
              United Industrial Corp                                   125,000   $    4,842,500

   AGRICULTURE - 1.1%
              Bunge Ltd                                                 71,000        4,047,710

   AUTO MANUFACTURERS - 4.0%
              Ford Motor Co                                            618,400        9,053,376
              General Motors Corp                                      140,800        5,640,448
                                                                                 --------------
                                                                                     14,693,824

   AUTO PARTS & EQUIPMENT - 0.6%
              Tenneco Automotive Inc*                                  134,200        2,313,608

   CHEMICALS - 11.1%
              Eastman Chemical Co                                      378,100       21,827,713
              Lyondell Chemical Co                                     649,800       18,792,216
                                                                                 --------------
                                                                                     40,619,929

   COMMERCIAL SERVICES - 1.0%
              Korn/Ferry International*                                170,000        3,527,500

   COMPUTERS - 15.6%
              Apple Computer Inc*                                      385,400       24,819,760
              Cognizant Technology
                 Solutions Corp*                                       203,100        8,597,223
              Network Appliance Inc*                                    31,300        1,039,786
              Research In Motion
                 Ltd, ADR*                                             271,900       22,409,998
                                                                                 --------------
                                                                                     56,866,767

   DISTRIBUTION / WHOLESALE - 0.0%^
              SED International
                 Holdings Inc *                                              2                0

   DIVERSIFIED FINANCIAL SERVICES - 1.0%
              E*TRADE Financial Corp*                                  250,000        3,737,500

   ELECTRIC - 3.1%
              Texas Utilities Corp                                     174,800       11,285,088

   FOREST PRODUCTS & PAPER - 3.0%
              MeadWestvaco Corp                                        328,400       11,129,476

   INTERNET - 6.4%
              Digital River Inc*                                       286,200       11,908,782
              eBay Inc*                                                 70,000        8,139,600
              Yahoo! Inc*                                               91,900        3,462,792
                                                                                 --------------
                                                                                     23,511,174

   IRON/STEEL - 6.1%
              AK Steel Holding Corp*                                   721,000       10,432,870
              Carpenter Technology Corp                                200,000       11,692,000
                                                                                 --------------
                                                                                     22,124,870

   OIL & GAS - 10.2%
              Chesapeake Energy Corp                                   306,000        5,049,000
              ConocoPhillips                                            41,500        3,603,445
              Occidental Petroleum Corp                                 71,700        4,184,412
              Southwestern Energy Co*                                  132,500        6,716,425
              Tesoro Petroleum Corp*                                   219,800        7,002,828
              Transocean Inc*                                            2,900          122,931
              Valero Energy Corp                                       112,300   $    5,098,420
              XTO Energy Inc                                           155,832        5,513,336
                                                                                 --------------
                                                                                     37,290,797

   PHARMACEUTICALS - 4.9%
              Bristol-Myers Squibb Co                                  306,400        7,849,968
              Eon Labs Inc*                                            150,900        4,074,300
              Kos Pharmaceuticals Inc*                                 157,300        5,920,772
                                                                                 --------------
                                                                                     17,845,040

   RETAIL - 9.2%
              Aeropostale Inc*                                         115,300        3,393,279
              American Eagle Outfitters Inc                            256,000       12,057,600
              Coldwater Creek Inc*                                     158,150        4,882,091
              J.C. Penney Co Inc Holding                               124,800        5,166,720
              Pacific Sunwear Of
                 California Inc*                                        31,040          690,950
              Urban Outfitters Inc*                                    166,400        7,388,160
                                                                                 --------------
                                                                                     33,578,800

   SEMICONDUCTORS - 1.8%
              Marvell Technology Group Ltd*                            190,700        6,764,129

   SOFTWARE - 4.4%
              Autodesk Inc                                             419,600       15,923,820

   TELECOMMUNICATIONS - 9.4%
              BellSouth Corp                                           141,100        3,921,169
              SBC Communications Inc                                   352,600        9,086,502
              Verizon Communications Inc                                88,600        3,589,186
              Western Wireless Corp*                                   605,700       17,747,010
                                                                                 --------------
                                                                                     34,343,867

   TRANSPORTATION - 5.1%
              Arkansas Best Corp                                        87,200        3,914,408
              Kirby Corp*                                                   10              444
              Norfolk Southern Corp                                    157,500        5,699,925
              OMI Corp                                                 536,800        9,045,080
                                                                                 --------------
                                                                                     18,659,857
                                                                                 --------------
TOTAL COMMON STOCKS
   (Cost $278,658,066)                                                              363,106,256
                                                                                 --------------

PURCHASED CALL OPTIONS - 0.0%^
              Research In Motion Ltd,
                 January $90.00*                                           325           29,250
              Research In Motion Ltd,
                 February $90.00*                                          250           70,000
                                                                                 --------------
TOTAL PURCHASED CALL OPTIONS
   (Cost $327,236)                                                                       99,250
                                                                                 --------------

MONEY MARKET MUTUAL FUNDS - 0.2%
              First American Treasury
              Obligations Fund - Class S                               608,434          608,434
                                                                                 --------------
TOTAL MONEY MARKET MUTUAL FUNDS
   (Cost $608,434)                                                                      608,434
                                                                                 --------------

TOTAL INVESTMENTS - 99.5%
   (Cost $279,593,736)                                                              363,813,940
Other Assets In Excess of Liabilities - 0.5%                                          1,849,191
                                                                                 --------------
NET ASSETS - 100.0%                                                              $  365,663,131
                                                                                 ==============

* NON-INCOME PRODUCING SECURITY
^ LESS THAN 0.05% OF NET ASSETS
ADR - AMERICAN DEPOSITARY RECEIPT

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004 (UNAUDITED)

ASSETS:
         Investments at value (cost - $279,593,736)                                            $  363,813,940
         Receivable for investments sold                                                            3,339,119
         Receivable for fund shares sold                                                              388,099
         Dividends receivable                                                                         370,278
         Interest receivable                                                                            7,188
         Prepaid expenses                                                                              21,666
         Variation margin                                                                                 150
-------------------------------------------------------------------------------------------------------------
              Total assets                                                                        367,940,440
-------------------------------------------------------------------------------------------------------------

LIABILITIES:
         Payable for fund shares redeemed                                                             349,608
         Payable for investments purchased                                                          1,162,126
         Accrued investment adviser fee                                                               689,520
         Accrued administration fee                                                                    25,567
         Accrued directors fee                                                                          4,126
         Other payables                                                                                46,362
-------------------------------------------------------------------------------------------------------------
               Total liabilities                                                                    2,277,309
-------------------------------------------------------------------------------------------------------------
         NET ASSETS                                                                            $  365,663,131
=============================================================================================================

NET ASSETS REPRESENT:
         Paid-in capital                                                                       $  282,852,241
         Accumulated net investment loss                                                           (1,049,080)
         Accumulated net realized loss on investments                                                (360,234)
         Net unrealized appreciation of investments                                                84,220,204
-------------------------------------------------------------------------------------------------------------
         NET ASSETS                                                                            $  365,663,131
=============================================================================================================

         Shares of common stock outstanding of $.001 par value, 15,000,000 shares authorized        6,699,921
-------------------------------------------------------------------------------------------------------------
         Net asset value, offering and redemption price per share                              $        54.58
=============================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT of OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 (UNAUDITED)

INVESTMENT INCOME:
     Dividends                                                                $    1,453,314
     Interest                                                                         70,331
--------------------------------------------------------------------------------------------
          Total investment income                                                  1,523,645

EXPENSES:
     Investment advisory fees                                                      2,274,712
     Administration fees                                                              82,594
     Accounting fees                                                                  25,111
     Transfer agent fees                                                             113,494
     Audit fees                                                                       15,704
     Tax fees                                                                          1,830
     Custody fees                                                                     13,336
     Legal fees                                                                       16,743
     Blue sky fees                                                                     8,492
     Directors fees                                                                    7,016
     Registration fees                                                                   188
     Miscellaneous                                                                    13,505
--------------------------------------------------------------------------------------------
          Total expenses                                                           2,572,725

NET INVESTMENT LOSS                                                               (1,049,080)
--------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investment securities                                   21,611,020
     Net realized gain on options                                                    177,412
     Net realized gain on futures contracts                                          204,580
     Net change in unrealized appreciation / depreciation on investments          12,266,938
--------------------------------------------------------------------------------------------
     Net realized and unrealized gain on investments                              34,259,950
--------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $   33,210,870
============================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED      YEAR ENDED
                                                                           DECEMBER 31, 2004*    JUNE 30, 2004
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment loss                                                   $       (1,049,080)   $  (4,292,320)
     Net realized gain on investment securities                                    21,611,020       56,699,765
     Net realized gain (loss) on options                                              177,412         (129,169)
     Net realized gain on futures contracts                                           204,580                -
     Net change in unrealized appreciation / depreciation on investments           12,266,938       15,092,323
--------------------------------------------------------------------------------------------------------------
     Net increase in net assets from operations                                    33,210,870       67,370,599
--------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
     Proceeds from sale of shares                                                  13,314,271       65,313,080
     Cost of shares redeemed                                                      (34,546,191)     (60,374,899)
--------------------------------------------------------------------------------------------------------------
         Net increase (decrease) in net assets from share transactions            (21,231,920)       4,938,181
--------------------------------------------------------------------------------------------------------------

         Net increase in net assets                                                11,978,950       72,308,780

NET ASSETS:
     Beginning of period                                                          353,684,181      281,375,401
--------------------------------------------------------------------------------------------------------------
     End of period **                                                      $      365,663,131    $ 353,684,181
==============================================================================================================

SHARES ISSUED & REDEEMED:
     Issued                                                                           276,339        1,401,613
     Redeemed                                                                        (732,342)      (1,291,117)
--------------------------------------------------------------------------------------------------------------
         Net increase (decrease)                                                     (456,003)         110,496
     Outstanding at beginning of period                                             7,155,924        7,045,428
--------------------------------------------------------------------------------------------------------------
     Outstanding at end of period                                                   6,699,921        7,155,924
==============================================================================================================

* Unaudited
** Including accumulated net investment loss of:                           $       (1,049,080)   $           0

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                                SIX MONTHS ENDED
                                                   DECEMBER 31,                       FOR THE YEARS ENDED JUNE 30,
                                                      2004**            2004         2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
     Net asset value, beginning of period       $          49.43     $   39.94    $   36.51    $   41.94    $   48.99    $   26.02
----------------------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
         Net investment loss^                              (0.15)        (0.58)       (0.27)       (0.34)       (0.42)       (0.60)
         Net realized and unrealized
           gain (loss)                                      5.30         10.07         3.70        (5.09)       (4.21)       27.86
----------------------------------------------------------------------------------------------------------------------------------
              Total from investment operations              5.15          9.49         3.43        (5.43)       (4.63)       27.26
----------------------------------------------------------------------------------------------------------------------------------
     Less distributions to shareholders:
         Net realized gain                                  0.00          0.00         0.00         0.00        (2.42)       (4.29)
----------------------------------------------------------------------------------------------------------------------------------
              Total distributions                           0.00          0.00         0.00         0.00        (2.42)       (4.29)
----------------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period             $          54.58     $   49.43    $   39.94    $   36.51    $   41.94    $   48.99
==================================================================================================================================

TOTAL RETURN                                               10.42%#       23.76%        9.40%      (12.95%)      (9.40%)     113.08%+
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period ('000's)              $        365,663     $ 353,684    $ 281,375    $ 276,876    $ 257,396    $  44,902
Ratios to average net assets:
           Expenses after waivers
             and reimbursements                             1.56%*        1.74%        1.90%        1.81%        1.80%        2.00%
           Expenses before waivers
             and reimbursements                             1.56%*        1.74%        1.90%        1.81%        1.80%        2.01%
           Net investment loss after
            waivers and reimbursements                     (0.63%)*      (1.24%)      (0.81%)      (0.89%)      (0.95%)      (1.52%)
         Portfolio turnover rate                            76.6%        150.7%       138.0%       154.0%       109.6%       156.9%

*   ANNUALIZED
**  UNAUDITED
+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD VARIOUS FEES NOT BEEN WAIVED DURING THE PERIOD.
#   TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
^ PER SHARE AMOUNTS CALCULATED BASED ON THE AVERAGE DAILY SHARES OUTSTANDING DURING THE PERIOD.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES to FINANCIAL STATEMENTS
DECEMBER 31, 2004 (UNAUDITED)

1. ORGANIZATION:

Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 15,000,000 shares have been classified into the Aggressive Investors 1 Fund.

Bridgeway is organized as a series fund and, as of December 31, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

Bridgeway Capital Management, Inc. (the "Adviser") is the Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Aggressive Investors 1 Fund (the "Fund") are in conformity with accounting principles generally accepted in the United States of America.

SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

SECURITIES LENDING Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the

Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of December 31, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

USE OF ESTIMATES IN FINANCIAL STATEMENTS In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RISKS AND UNCERTAINTIES The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

12b-1 PLAN The Fund has adopted a 12b-1 plan, approved by shareholders on October 15, 1996 and amended on October 22, 2003, that permits the Adviser to pay up to 0.25% of the Fund's average daily assets for sales and distribution of Fund shares. Since the cost of distributing Fund shares is borne by the Adviser, the Fund pays no 12b-1 fees. Forum Fund Services, LLC serves as the Fund's distributor. Prior to January 2, 2004, the Fund acted as its own distributor.

SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

FUTURES CONTRACTS A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2004 there were no outstanding futures contracts.

OPTIONS An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. As of December 31, 2004, the Fund held $99,250 in purchased call options.

COVERED CALL OPTIONS AND SECURED PUTS The fund may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

A SUMMARY OF THE OPTION TRANSACTIONS WRITTEN BY THE AGGRESSIVE 1 FUND FOLLOWS:

                                            WRITTEN PUT OPTIONS
                                        CONTRACTS         PREMIUMS
---------------------------------------------------------------------
Outstanding, June 30, 2004                      -                -
Positions Opened                              834       $  601,824
Exercised                                       -                -
Expired                                         -                -
Closed                                       (834)        (601,824)
Split                                           -                -
Outstanding, December 31, 2004                  -                -
Market Value, December 31, 2004                 -                -

INDEMNIFICATION Under the Company's organizational documents, the Fund's officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

On September 15, 2004, the Securities and Exchange Commision ("SEC") announced that it accepted a settlement offer to an administrative proceeding against the Adviser and John Montgomery concerning non-compliance with Rule 205-2 of the Investment Advisers Act of 1940, dealing with the calculation of performance-based fees of the Fund. Rule 205-2 requires the performance rate to be applied to the average of net assets over the performance period (a five-year rolling period for this Fund) rather than average daily net assets as was done previously. Because the assets were generally increasing over time and the Fund had beaten its market benchmark over most time periods, the Fund overpaid advisory fees in the amount of $3,989,346. The Adviser will repay this amount, plus interest, to current and previous shareholders of the Fund after SEC approval of a proposed repayment plan. In addition, current shareholders must approve new contracts between the Fund and the Adviser at an upcoming shareholder meeting. Both the Fund and Adviser have taken steps necessary to strengthen the compliance program.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 2.00% of the value of its average net assets for the six months ended December 31, 2004. There were no reimbursements to the Fund for the six months ended December 31, 2004.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the six months ended December 31, 2004.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund.

BOARD OF DIRECTORS COMPENSATION Bridgeway pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the six months ended December 31, 2004. The amount attributable to Aggressive Investors 1 Fund is disclosed in the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $247,423,526 and $266,735,392, respectively, for the six months ended December 31, 2004.

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net taxable income including net realized gains on investments, if any, to its shareholders each year. The fund is not subject to income or excise taxes to the extent such distributions are made.

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2004, were as follows:

Gross unrealized appreciation                                     $   91,216,394
Gross unrealized (depreciation)                                       (6,996,190)
--------------------------------------------------------------------------------
Net unrealized appreciation
  on investments                                                  $   84,220,204
================================================================================
Cost of investments                                               $  279,593,736
================================================================================

As of June 30, 2004, the Fund had capital loss carryovers of $6,321,216 and $15,884,934 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2010 and 2011, respectively. The Fund used $38,202,155 of capital loss carryovers for the year ended June 30, 2004 to offset net realized gains for federal income tax purposes.

As of June 30, 2004, the components of net assets on a tax basis were:

Undistributed ordinary income                                      $           0
Accumulated capital losses                                           (22,206,150)

The temporary differences between book and tax are primarily due to wash sales and post October losses.

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

6. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements. PricewaterhouseCoopers LLP issued reports on the Funds' financial statements as of June 30, 2004 and 2003. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds' Audit Committee and ratified by the Funds' Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management's representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds' financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund's procedures. With respect to the Funds' Transfer Agent PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office ("RPO") function and over the monitoring of shareholder accounts placed on RPO status. These matters were considered to be a material weakness in control procedure and its operation. The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

OTHER INFORMATION
(UNAUDITED)

1. PROXY VOTING:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2004 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission's ("SEC") website at http:/www.sec.gov.

2. FUND HOLDINGS:

The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC's website at http:/www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

3. OTHER

Shareholders individually holding more than 5% of the Fund's outstanding shares as of December 31, 2004, constituted 45% of the Fund.

[BRIDGEWAY FUNDS LOGO]                               AGGRESSIVE INVESTORS 2 FUND
                                                              SEMI-ANNUAL REPORT
                                                               DECEMBER 31, 2004

February 25, 2005

Dear Fellow Aggressive Investors 2 Fund Shareholder,

Our Fund appreciated 19.17% in the December quarter, compared with 9.23% for the S&P 500 Index and 10.46% for our peer benchmark, the Lipper Capital Appreciation Funds Index. It was a very strong quarter.

On the strength of the December quarter, our calendar-year Fund return was 16.23%, beating both our primary market benchmark (up 10.88%) and our peer benchmark (up 11.31%). Though our Fund has only been in existence for three full calendar years - two bear-market years and one bull-market year - it has outperformed both its primary market benchmark and its peer group in every one of those years. I am very pleased with this record of consistency. However, 2004 was another very strong year for small stocks, and we lagged the Russell 2000 Index, which gained 18.33% for the period.

The table below presents our December quarter, one-year, and life-to-date financial results as per SEC requirements. See below for a graph of performance since inception.

                                        DEC. QTR.      1 YEAR       LIFE-TO-DATE
                                       10/1/04 TO     1/1/04 TO      10/31/03 TO
                                        12/31/04      12/31/04        12/31/04
--------------------------------------------------------------------------------
AGGRESSIVE INVESTORS 2 FUND               19.17%        16.23%          11.48%
S&P 500 Index (large companies)(1)         9.23%        10.88%           6.13%
Russell 2000 (small companies)(1)         14.09%        18.33%          15.66%
Lipper Capital Appreciation Funds(2)      10.46%        11.31%           6.58%

PERFORMANCE FIGURES QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE FIGURES QUOTED, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

(1) THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS, WHILE THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX THAT MEASURES PERFORMANCE OF THE 2,000 COMPANIES THAT ARE BETWEEN THE 1,000TH AND 3,000TH LARGEST IN THE MARKET WITH DIVIDENDS REINVESTED. (2) THE LIPPER CAPITAL APPRECIATION FUNDS INDEX REFLECTS THE AGGREGATE RECORD OF MORE AGGRESSIVE DOMESTIC GROWTH MUTUAL FUNDS, AS REPORTED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. PERIODS LONGER THAN ONE YEAR ARE ANNUALIZED.

According to data from Lipper, Inc. at the end of December, the Aggressive Investors 2 Fund ranked 77th of 421 capital appreciation funds for the last twelve months. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

[CHART]

GROWTH OF $10,000 INVESTED IN AGGRESSIVE INVESTORS 2 FUND AND INDEXES FROM 8/5/94 (INCEPTION) TO 12/31/04

         BRIDGEWAY AGGRESSIVE INVESTORS 2 FUND    S&P 500 INDEX     RUSSELL 2000 INDEX   LIPPER CAPITAL APPRECIATION FUNDS
10/01                                    10000            10000                  10000                               10000
12/01                                    10410            10862                  11440                               11027
 3/02                                    10380            10891                  11896                               10929
 6/02                                    10250             9432                  10903                                9363
 9/02                                     8330             7803                   8569                                7892
12/02                                     8430             8461                   9097                                8383
 3/03                                     7870             8195                   8688                                8210
 6/03                                    10280             9456                  10724                                9477
 9/03                                    11020             9706                  11697                                9894
12/03                                    12140            10888                  13396                               10994
 3/04                                    12500            11072                  14234                               11319
 6/04                                    12750            11263                  14302                               11408
 9/04                                    11840            11052                  13893                               11078
12/04                                    14110            12072                  15851                               12237

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

SHAREHOLDER LETTER

CUMULATIVE PERFORMANCE

TRANSLATION: Assuming that you have not redeemed any shares, the value of your account just returned to an all-time high.

The value of the Fund is its price per share adjusted for dividends. Given the Fund's relatively short track record, hitting an "all-time high" may not quite be cause for fireworks, but it does beat all available alternatives. And it's important to remember that the first year and a half of this Fund's existence coincided with a severe bear market. This is not to excuse performance; as noted above, we're pretty pleased. Rather, it highlights the value of holding through a bear market and avoiding panic and the urge to sell when things look bad. Remember, though, that this "holding through the downturn" strategy works best in concert with other financial principles. These include: saving, avoiding most kinds of debt, diversifying (and periodically rebalancing) your portfolio, setting aside an emergency fund, and choosing well-managed, low-cost funds whose investment objectives - anything from very aggressive growth to ultra-low-risk income - match the time-horizons of the investments you're making. This is a fancy way of saying that the more years you can afford to wait before tapping a particular pile of money, the more risk you can afford to take with it.

YEAR-TO-DATE MARKET COMMENTARY: IT'S UP (MARCH), IT'S UP (JUNE), OOOPS - IT'S DOWN (SEPTEMBER), NO, IT'S REALLY UP, REALLY! (END OF YEAR).

TRANSLATION: Notwithstanding news events (and the commentary of many market pundits), 2004 was a remarkably average year. The combination of rising interest rates, a declining U.S. dollar, inflation, the presidential election, war and natural disasters should have produced some extraordinary results, right? Not so fast . . .

Let's look at the statistics purely from a market perspective. Over the 10 years through the 31st of December, 2004, the S&P 500 Index of large companies returned an average of 12.05% per year. (I know, that sounds unbelievable, given how weak the past few years' performance has been, but the market of the mid-and late 1990s really was pretty remarkable.) That's only about one and one-half percentage points better than the Index's return for 2004. Furthermore, if we look all the way back to 1925, we see that the market has returned an average of 10.4% per year - and that's over a 79-year period that includes the Great Depression, World War II, the white-hot "go-go" market of the 1960s and the brutal bear market of the early 1970s. In about two-thirds of those years, the Index either beat or lagged that 10.4% average by more than 10 percentage points. From that perspective, therefore, 2004's return of 10.88% was about as average as you can get.

.. . . but wasn't this a very volatile year? No. In fact, the actual variation of monthly returns in 2004 was about half of the average of the preceding decade. Throughout that 10-year period, only one year - 1995 - was less volatile. In other words, in 2004 the stock market "bounced around" a whole lot LESS than normal.

In conclusion, what IS remarkable about 2004 is how average it was in terms of returns and how "tame" it was with respect to volatility. Not what you might conclude from reading standard financial commentaries, many of which described a market lurching dramatically between struggle and triumph. All that drama can be very compelling, but it doesn't necessarily lead to an accurate understanding of the market's behavior in the long run, nor does it necessarily produce sound investment decisions. For that reason, though I have four computer screens in my office, none of them runs a ticker, and I frequently go home at the end of the day without knowing whether the overall market was up or down. This frees up tremendous emotional energy to spend on more important things (including actually finding the next good stock pick).

All that said, the market of 2004 did exhibit some unusual characteristics, in particular the continued - and extraordinary - performance of smaller stocks. This was the sixth year in a row that small stocks beat large ones, the longest period of consecutive annual small-stock dominance in the last eight decades.

What does this imply for the future? History suggests two possible responses. On the one hand, some investment strategies - such as buying small-cap stocks or value stocks or real-estate-oriented stocks - that have worked well in the recent past tend to keep working, as investors get caught up in the excitement and become increasingly confident that a given strategy is the right way to go. This is essentially a self-fulfilling prophecy: If everyone agrees that small stocks, for example, are going to keep going up, they will go up, because everyone buys them. So-called momentum investing has come in for a lot of negative publicity in the past few years, because it was investors following a momentum strategy who both fueled the tech-stocks bubble of the late '90s and early 2000 and then (when they switched strategies) caused it to collapse. The fact is, though, that a momentum strategy can work FOR PERIODS OF TIME, and based on more than seven decades of history, when small stocks have done well relative to the overall market in one year, they are more likely to do well in the next one. So we could conceivably see a record-setting seventh year in a row of small-stock dominance.

On the other hand, we could see the exact opposite. For investment managers, making predictions is often the surest way to get your head handed to you on a platter, but our computer stock picking models have no such concerns, and they are pointing to a shift toward larger stocks. Specifically, over the past 12 months or so our models began finding a larger number of "attractive" large stocks than at any time I can remember in about five years. This is almost certainly a function of relative valuation; i.e., based on a variety of financial measures, and thanks to the multi-year run-up in the price of small stocks, larger stocks in general are starting to look relatively attractive again. At Bridgeway, we don't put much effort into trying to guess the market's direction; we're just trying to find one good stock (of any size) at a time. Still, I believe it's likely that the tide will turn back in favor of large stocks at SOME point in the next couple of years. It's a good time (ok, any time is a good time) to make sure your own portfolio is in balance with your long-term plan.

Of course, company size is hardly the only investment variable. "Style," too, plays a significant role, and 2004 was pretty bad for "growth"-oriented stocks, building on a very bad five-year trend. The following bar chart shows the relative performance of growth versus value oriented large stocks, over the past one, three, and five years ended 12/31/04, based on data from Morningstar:

[CHART]

              VALUE     GROWTH
1 Year        14.05%      0.19%
3 Year         6.95%     -4.35%
5 Year         4.54%    -16.22%

This pattern of weak growth-stock performance is exactly what one would expect...during the bear-market phase of a stock-market cycle. But from a historical perspective, it's distinctly unusual for the last two years of a recovery. Our models are suggesting a shift toward growth stocks, but not as strongly as they indicate a shift toward large stocks. My conclusion from all this: make sure your portfolio is in balance with your target allocation and long term plan.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE - WHAT WORKED WELL

TRANSLATION: Our Fund had reasonable representation in some of the market's better performing industries, such as steel, Internet stocks, and utilities. Overall, our models came through for us in the last quarter with a handful of strong winners.

Our list of best performers highlights some of the market's sweet spots. It also demonstrates the diversity of the Fund. Our top stock is from a very mature industry (steel), while the next two are faster-growing technology companies. The seventh-best performer, Marvell Technology, is a semiconductor company - an industry that was "in the basement" for the year. Marvell offers a nice reminder that it's possible to make money with a star performer even when the industry itself is a dog. Across the Fund's portfolio, 10 stocks gained more than 30% in the December quarter.

RANK    DESCRIPTION                          INDUSTRY                     % GAIN
--------------------------------------------------------------------------------
1       AK Steel Holding Corp.               Iron/Steel                   57.5%
2       Autodesk Inc.                        Software                     56.1%
3       Apple Computer Inc.                  Computers                    51.2%
4       NS Group Inc.                        Metal Fabrication/Hardware   47.3%
5       Coldwater Creek Inc.                 Retail                       41.9%
6       Digital River Inc.                   Internet                     39.7%
7       Marvell Technol. Grp. Ltd.           Semiconductors               35.7%
8       Texas Utilities Corp.                Electric                     34.7%
9       Cognizant Tech. Solutions            Computers                    32.7%
10      Ceradyne Inc.                        Misc. Manufacturers          30.3%

The top percentage gainer for the quarter was AK Steel Holding Corporation, which manufactures carbon steel products for the automotive industry (more than 30% of its sales come from General Motors and Ford), as well as for the construction industry and other manufacturers. Thanks in large part to the boom in China, demand for steel and steel-related products has been high, and AK Steel has demonstrated good "pricing power" - a company's ability to pass the higher costs of its raw materials onto its customers. In October, the company reported a third straight quarterly profit, driven by both higher volume and higher sales. In addition, the company said that it expected operating profit for the December 2004 quarter to be even higher than they had been in the September quarter. If December turns out to have conformed to those expectations, 2004 will be AK Steel's first profitable year in four years.

What I really find interesting about this stock is how the price behaved at the time of our purchase. We initially bought a position equal to 1% of the Fund in October. A couple of days later, concerns about the world demand for steel sent the stock down almost 10%. Was this an indication that we had made a mistake and should sell? Or was it time to buy more? The discipline of our modeling and investment-management process really helped out here. Our model still rated the stock a buy, and with even more favorable valuations, we ended up doubling the size of our position to 2% of the Fund on the price decline. A few days later the company reported excellent earnings and the price recovered nicely over just a one week period, giving us an attractive short-term unrealized gain. Thus far, our model has correctly predicted the direction of AK Steel's stock price, and we ended the quarter with a net 57.5% gain.

Apple Computer also performed well for us during the quarter. A well-known computer and electronics manufacturer, Apple Computer makes the very popular iPod digital music player, as well as the iMac and PowerCube personal computers. The stock has done well over the last quarter on surging sales of iPods and the growth of the digital music-player industry. In the holiday season just ended, major retailers like Amazon.com (the biggest Internet retailer), and Best Buy Company (the largest electronics retailer) ran out of or ran short of some popular iPod models. By some estimates Apple could sell 4 million iPods in the December quarter, compared with just over 700,000 in the previous holiday season. We initially bought shares early in October, and watched our total position gain 51.2% through the end of December.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE - WHAT DIDN'T WORK

I'm pleased to say that no stocks declined by more than 30% over the past quarter. The biggest decliner, Lone Star Technologies, Inc., was down 25.1% for the quarter (we sold our position). If this company sounds familiar, it may be because I profiled it last quarter, when it was the top-performing stock. Lone Star, a tube and steel supplier to the oil and automotive industries, had reported record revenues and net income in its July earnings release, the second consecutive quarter of positive operating earnings. In its October earnings release, the company reported yet another quarter of record revenues, but noted that a recent 20% jump in the cost of raw materials had hurt profitability, with the result that earnings were lower than analysts had expected. Investors rushed to ditch the stock, and we unwound our position later in the quarter for a 25.1% loss.

DETAILED EXPLANATION OF CALENDAR-YEAR PERFORMANCE - WHAT WORKED WELL

TRANSLATION: For the calendar year, nineteen companies appreciated at least 30%, with five stocks making it into triple-digit territory.

Given the strength of the fourth quarter, it's not surprising that some of the winners for the year have that quarter to thank for their place on the list. However, some of 2004's best performers simply opened well and just kept climbing.

RANK    DESCRIPTION                     INDUSTRY                         % GAIN
--------------------------------------------------------------------------------
1       Ceradyne Inc                    Miscellaneous Manufacturing      152.0%
2       General Maritime Corp           Industrial                       126.5%
3       Research In Motion Ltd          Technology                       111.9%
4       Autodesk Inc                    Software                         111.7%
5       Urban Outfitters Inc            Retail                           109.5%
6       Texas Utilities Corp            Electric                          75.3%
7       Tesoro Petroleum Corp           Oil & Gas                         71.4%
8       AK Steel Holding Corp           Iron/Steel                        57.5%
9       Digital River Inc               Internet                          56.3%
10      Apple Computer Inc              Computers                         51.2%
11      j2 Global Communications Inc    Internet                          47.9%
12      NS Group Inc                    Metal Fabricate/Hardware          47.3%
13      Marvell Technology Group Ltd.   Semiconductors                    46.8%
14      Coldwater Creek Inc             Retail                            41.9%
15      Korn/Ferry International        Commercial Services               40.6%
16      Carpenter Technology            Iron/Steel                        38.2%
17      Patina Oil & Gas Corp           Oil & Gas                         32.1%
18      eBay Inc                        Internet                          31.2%
19      Eastman Chemical Co             Chemicals                         30.9%

Ceradyne, the year's best performer, was one of the steady marchers. The company makes a variety of sophisticated ceramic products that are used in medical and industrial applications. What fueled the stock this year, though, were Ceradyne's defense-related products, including ceramic plates used to protect Humvees and other military vehicles. With U.S. soldiers busy in Iraq, Afghanistan, and elsewhere, the company had a lot of business; earnings for the first quarter were up 181% over the same period in 2003, and the pattern persisted for the rest of the year, with the stock price moving right alongside.

Number five on the list, Urban Outfitters, was also a steady gainer for the year. The good news started with the release of the company's results from the fiscal fourth quarter of 2003 (ended January 31). The upscale retailer of trendy women's clothing and home furnishings had doubled its net income in that quarter, thanks to strong revenue growth, and the stock began to climb. Despite the spring rollout of a spectacularly offensive series of products - the company logged 250,000 angry email responses to one refrigerator-magnet alone - Urban Outfitters continued to prosper; in the third quarter, the company boosted earnings by 88% over the same period in the previous year, on strong increases in same-store sales.

By contrast, Autodesk, fourth on the list and a member of the triple-digit club, has the fourth quarter to thank for its results. The company makes software for graphics-heavy applications - its products are used by architects, surveyors, designers, and engineers, among others - and it has continued to increase both revenues and profits. The stock hit a 52-week high in the last week of the year, and was the top performer in the S&P 500 Index, with a gain of nearly 210%. Our position in Autodesk was up by close to 112% for the year.

Apple Computer and AK Steel - both of which positions earned a "mere" 50-odd% for the year - were also big fourth-quarter plays. Thanks in large part to the boom in China, demand for steel and steel-related products has been high, and AK Steel has been able to pass along the higher costs of its raw materials to its customers. But what really prompted the stock to take off was the news, in October, that the company was reporting a third straight quarterly profit, and expected operating profits for the December quarter to be even higher. Meanwhile, Apple surged in the final quarter of the year thanks to high holiday-season demand for its popular iPod digital-music player. Major retailers like Amazon.com (the biggest Internet retailer) and Best Buy Co. (the largest retailer of electronics) ran out of or ran short of some particularly desirable iPod models. By some estimates, Apple looks to have sold 4 million iPods in the December quarter, compared with just 700,000 in the 2003 holiday season.

DETAILED EXPLANATION OF CALENDAR-YEAR PERFORMANCE - WHAT DIDN'T WORK

TRANSLATION: Nine stocks in our portfolio lost more than 30% for the year, with two - painfully - losing more than half their value.

Like happy families - at least, according to the Russian writer Anton Checkov - happy stocks are all alike; it's almost always a story of improving earnings. But unhappy stocks often fail in their own unique ways, and that was certainly true for 2004.

RANK    DESCRIPTION                     INDUSTRY                        % LOSS
--------------------------------------------------------------------------------
1       Carrier Access Corp             Telecommunications              -53.3%
2       Nortel Networks Corp            Telecommunications              -52.5%
3       Gevity HR Inc                   Commercial Services             -44.9%
4       Omnivision Technologies Inc     Semiconductors                  -39.8%
5       America West Holdings Corp      Airlines                        -39.3%
6       Komag Inc                       Computers                       -38.0%
7       Eon Labs Inc                    Consumer, Non-cyclical          -37.7%
8       Encore Wire Corp                Electrical Comp. & Equip.       -34.6%
9       ImClone Systems Inc.            Pharmaceuticals                 -34.3%

For example, sometimes it's the sector and sometimes it just isn't. Take America West Holdings, our fifth-worst performer for the year. The airline operates low-cost flights with primary hubs in Phoenix and Las Vegas. Unfortunately, airlines in general had a miserable year, hammered by a combination of high fuel costs and overcapacity (particularly in markets such as....Phoenix and Las
Vegas), as well as by lingering problems stemming from 2003's SARS epidemic and the now ever-present fear of terrorism. But while the sector's woes do get credit for some of America West's 39.3% loss to our Fund, it should also be said that the company was not well placed to ride a downdraft. In particular, it had failed to protect itself sufficiently against the possibility - which this past year made real - of rising fuel prices, and it had few options for distinguishing itself among the fleet of low-cost carriers serving its primary markets. The stock paid the price for these planning errors.

ImClone Systems, last on the list (meaning it dropped by "only" 34.3%) was also in an industry that got hit hard in 2004. But this is to a large extent a story of a stock's failing in spite of itself. ImClone makes the colon-cancer drug Erbitux, and sales were strong in the first quarter. They were strong in the second quarter as well - at more than $71 million, strong enough to quadruple revenues over the same period in 2003, strong enough to propel the company to its second consecutive quarter of profitability, strong enough to produce earnings of 29 cents per share, compared with a loss of 47 cents per share a year earlier.

But they weren't strong enough. "Guidance" from the company had led investors to expect sales of upwards of $80 million for the quarter, and the stock dropped 19% on the disappointment. It fell again when one widely followed analyst pointed out that the company's royalty payments - for patents it had purchased in developing Erbitux - would skyrocket if the drug, as expected, was approved by the FDA for treating additional forms of cancer. And it fell again in November, when ImClone announced its third-quarter results. Yes, the company had increased revenues by some 300% over the previous year. But Erbitux sales were $3 million shy of the figure that analysts had been projecting, and so the stock tumbled, ultimately costing us a hefty loss in our position.

TOP TEN HOLDINGS

As of the end of the year, our largest sector-weighting was in Technology, at 20.8% of net assets, followed by Basic Materials at 19.3% and Communications at 17.5%. All in all, our top 10 holdings represented 44.5% of net assets.

                                                                      PERCENT OF
RANK    DESCRIPTION                     INDUSTRY                      NET ASSETS
--------------------------------------------------------------------------------
1       Apple Computer Inc              Computer                         6.6%
2       Research In Motion Ltd          Technology                       5.9%
3       Eastman Chemical Co             Chemicals                        5.7%
4       Western Wireless Corp           Telecommunications               5.0%
5       Lyondell Chemical Co            Chemicals                        4.9%
6       Autodesk Inc                    Software                         4.2%
7       American Eagle Outfitters       Retail                           3.2%
8       Carpenter Technology            Iron/Steel                       3.0%
9       Texas Utilities Corp            Electric                         3.0%
10      MeadWestvaco Corp               Forest Products & Paper          3.0%
--------------------------------------------------------------------------------
                                                                        44.5%

INDUSTRY SECTOR REPRESENTATION AS OF DECEMBER 31, 2004

As of December 2004, we are "heavy" on metals (basic materials) and "light" on financial and consumer non-cyclical stocks.

                               AGGRESSIVE         S&P 500
                            INVESTORS 2 FUND       INDEX          DIFFERENCE
-----------------------------------------------------------------------------
Basic Materials                   19.7%             2.9%            16.8%
Communications                    17.8%            11.3%             6.5%
Consumer, Cyclical                13.5%             9.9%             3.6%
Consumer, Non-cyclical             7.8%            21.2%           -13.4%
Energy                             9.5%             7.2%             2.3%
Financial                          1.0%            20.6%           -19.6%
Industrial                         6.4%            11.6%            -5.2%
Technology                        21.2%            12.4%             8.8%
Utilities                          3.1%             2.9%             0.2%
-----------------------------------------------------------------------------
Total                            100.0%           100.0%             0.0%

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2004, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 1-800-661-3550 OR VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (02/05).

CONCLUSION

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery

John Montgomery

DISCLOSURE OF FUND EXPENSES
(UNAUDITED)

As a shareholder to the Fund, you will incur no transactions costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, the fund will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2004 and held until December 31, 2004.

ACTUAL RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

BRIDGEWAY AGGRESSIVE INVESTORS 2 FUND

                                  BEGINNING            ENDING             EXPENSE PAID
                                ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD*
                                   7/1/04             12/31/04          7/1/04 - 12/31/04
-------------------------------------------------------------------------------------------
Actual Fund Return               $ 1,000.00          $ 1,106.67              $ 7.23
Hypothetical Fund Return         $ 1,000.00          $ 1,018.34              $ 6.93

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.36% MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE FIRST FISCAL HALF-YEAR DIVIDED BY 365 DAYS IN THE CURRENT YEAR (TO REFLECT THE ONE HALF-YEAR PERIOD).

SCHEDULE OF INVESTMENTS
SHOWING PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2004 (UNAUDITED)

   INDUSTRY   COMPANY                                               SHARES           VALUE
-----------------------------------------------------------------------------------------------

COMMON STOCKS - 98.7%
   AGRICULTURE - 1.1%
              Bunge Ltd                                                 22,300   $    1,271,323

   AUTO MANUFACTURERS - 3.3%
              Ford Motor Co                                            150,830        2,208,151
              General Motors Corp                                       45,160        1,809,110
                                                                                 --------------
                                                                                      4,017,261

   CHEMICALS 10.6%
              Eastman Chemical Co                                      118,200        6,823,686
              Lyondell Chemical Co                                     205,200        5,934,384
                                                                                 --------------
                                                                                     12,758,070

   COMMERCIAL SERVICES - 2.9%
              Korn/Ferry International*                                165,000        3,423,750

   COMPUTERS - 14.8%
              Apple Computer Inc*                                      123,600        7,959,840
              Cognizant Technology
                Solutions*                                              63,600        2,692,188
              Research In Motion Ltd, ADR*                              86,100        7,096,362
                                                                                 --------------
                                                                                     17,748,390

   DISTRIBUTION/WHOLESALE - 1.0%
              Wesco International Inc*                                  39,000        1,155,960

   DIVERSIFIED FINANANCIAL SERVICES - 1.0%
              E*TRADE Financial Corp*                                   79,200        1,184,040

   ELECTRIC - 3.0%
              Texas Utilities Corp                                      56,000        3,615,360

   FOREST PRODUCTS & PAPER - 3.0%
              MeadWestvaco Corp                                        105,500        3,575,395

   INTERNET - 8.2%
              Digital River Inc*                                        85,500        3,557,655
              eBay Inc*                                                 23,700        2,755,836
              j2 Global Communications Inc*                             70,200        2,421,900
              Yahoo! Inc*                                               28,600        1,077,648
                                                                                 --------------
                                                                                      9,813,039

   IRON/STEEL - 5.8%
              AK Steel Holding Corp*                                   225,600        3,264,432
              Carpenter Technology Corp                                 62,400        3,647,904
                                                                                 --------------
                                                                                      6,912,336

   METAL FABRICATE/HARDWARE - 1.3%
              NS Group Inc*                                             55,800        1,551,240

   MISCELLANEOUS MANUFACTURING - 1.0%
              Ceradyne Inc*                                             21,750        1,244,317

   OIL & GAS - 8.6%
              Chesapeake Energy Corp                                    85,060        1,403,490
              ConocoPhillips                                            13,000        1,128,790
              Occidental Petroleum Corp                                 22,300        1,301,428
              Southwestern Energy Co*                                   64,300        3,259,367
              Tesoro Petroleum Corp*                                    50,800        1,618,488
              Valero Energy Corp                                        35,200        1,598,080
                                                                                 --------------
                                                                                     10,309,643

   OIL & GAS SERVICES - 0.8%
              Carbo Ceramics Inc                                        14,200          979,800

   PHARMACEUTICALS - 3.8%
              Bristol-Myers Squibb Co                                  115,400   $    2,956,548
              Kos Pharmaceuticals Inc*                                  42,100        1,584,644
                                                                                 --------------
                                                                                      4,541,192

   RETAIL - 9.0%
              Aeropostale Inc*                                          36,400        1,071,252
              American Eagle Outfitters Inc                             80,300        3,782,130
              Coldwater Creek Inc*                                      49,300        1,521,891
              J.C. Penney Co Inc Holding                                39,500        1,635,300
              Urban Outfitters Inc*                                     63,000        2,797,200
                                                                                 --------------
                                                                                     10,807,773

   SEMICONDUCTORS - 1.9%
              Marvell Technology
                Group Ltd*                                              63,400        2,248,798

   SOFTWARE - 4.2%
              Autodesk Inc                                             133,800        5,077,710

   TELECOMMUNICATIONS - 9.4%
              BellSouth Corp                                            44,300        1,231,097
              SBC Communications Inc                                   113,200        2,917,164
              Verizon Communications Inc                                28,400        1,150,484
              Western Wireless Corp*                                   203,700        5,968,410
                                                                                 --------------
                                                                                     11,267,155

   TRANSPORTATION - 4.0%
              Arkansas Best Corp                                        27,400        1,229,986
              General Maritime Corp*                                    15,200          607,240
              Norfolk Southern Corp                                     49,500        1,791,405
              OMI Corp                                                  68,000        1,145,800
                                                                                 --------------
                                                                                      4,774,431

TOTAL COMMON STOCKS
   (Cost $89,116,235)                                                               118,276,983
                                                                                 --------------

PURCHASED CALL OPTIONS -0.0%^
              Research In Motion Ltd,
                January $90.00*                                            100            9,000
              Research In Motion Ltd,
                February $90.00*                                            80           22,400
                                                                                 --------------
TOTAL PURCHASED CALL OPTIONS
   (Cost $102,710)                                                                       31,400
                                                                                 --------------

MONEY MARKET MUTUAL FUNDS - 0.3%
              First American Treasury
              Obligations Fund - Class S                               420,903          420,903
                                                                                 --------------
TOTAL MONEY MARKET MUTUAL FUNDS
   (Cost $420,903)                                                                      420,903
                                                                                 --------------

TOTAL INVESTMENTS - 99.0%
   (Cost $89,639,848)                                                               118,729,286
Other Assets In Excess of Liabilities - 1.0%                                          1,159,007
                                                                                 --------------
NET ASSETS - 100.0%                                                              $  119,888,293
                                                                                 ==============

* NON-INCOME PRODUCING SECURITY
^ LESS THAN 0.05% OF NET ASSETS
ADR - AMERICAN DEPOSITARY RECEIPT

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004 (UNAUDITED)

ASSETS:
         Investments at value (cost - $89,639,848)                                             $  118,729,286
         Receivable for investments sold                                                            1,510,964
         Receivable for fund shares sold                                                              398,860
         Dividends receivable                                                                         106,669
         Interest receivable                                                                            2,691
         Prepaid expenses                                                                              34,180
-------------------------------------------------------------------------------------------------------------
               Total assets                                                                       120,782,650
-------------------------------------------------------------------------------------------------------------

LIABILITIES:
         Payable for fund shares redeemed                                                             662,563
         Accrued investment adviser fee                                                               153,903
         Accrued administration fee                                                                     4,815
         Accrued directors fee                                                                          1,838
         Other payables                                                                                71,238
-------------------------------------------------------------------------------------------------------------
               Total liabilities                                                                      894,357
-------------------------------------------------------------------------------------------------------------
         NET ASSETS                                                                            $  119,888,293
=============================================================================================================

NET ASSETS REPRESENT:
         Paid-in capital                                                                       $   99,758,353
         Accumulated net investment loss                                                             (304,022)
         Accumulated net realized loss on investments                                              (8,655,476)
         Net unrealized appreciation of investments                                                29,089,438
-------------------------------------------------------------------------------------------------------------
         NET ASSETS                                                                            $  119,888,293
=============================================================================================================
         Shares of common stock outstanding of $.001 par value, 130,000,000 shares authorized       8,499,326
-------------------------------------------------------------------------------------------------------------
         Net asset value, offering and redemption price per share                              $        14.11
=============================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 (UNAUDITED)

INVESTMENT INCOME:
         Dividends                                                               $      386,345
         Interest                                                                        18,969
-----------------------------------------------------------------------------------------------
              Total investment income                                                   405,314

EXPENSES:
         Investment advisory fees                                                       568,007
         Administration fees                                                             26,038
         Accounting fees                                                                 25,071
         Transfer agent fees                                                             60,926
         Audit fees                                                                       9,444
         Tax fees                                                                         1,830
         Custody fees                                                                     4,026
         Legal fees                                                                       3,294
         Directors fees                                                                   2,196
         Registration fees                                                                3,478
         Miscellaneous                                                                    5,026
-----------------------------------------------------------------------------------------------
              Total expenses                                                            709,336

NET INVESTMENT LOSS                                                                    (304,022)
-----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized loss on investment securities                                  (5,938,725)
         Net realized gain on options                                                    85,275
         Net change in unrealized appreciation / depreciation on investments         16,807,326
-----------------------------------------------------------------------------------------------
         Net realized and unrealized gain on investments                             10,953,876
-----------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $   10,649,854
===============================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                               DECEMBER 31, 2004*    JUNE 30, 2004
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
         Net investment loss                                                   $         (304,022)   $    (717,485)
         Net realized gain (loss) on investment securities                             (5,938,725)         220,963
         Net realized gain (loss) on options                                               85,275           (7,919)
         Net change in unrealized appreciation / depreciation on investments           16,807,326        8,327,048
------------------------------------------------------------------------------------------------------------------
             Net increase in net assets from operations                                10,649,854        7,822,607
------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
         Proceeds from sale of shares                                                  30,049,266      127,023,905
         Cost of shares redeemed                                                      (31,205,899)     (46,558,653)
------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets from share transactions             (1,156,633)      80,465,252
------------------------------------------------------------------------------------------------------------------

             Net increase in net assets                                                 9,493,221       88,287,859

NET ASSETS:
         Beginning of period                                                          110,395,072       22,107,213
------------------------------------------------------------------------------------------------------------------
         End of period **                                                      $      119,888,293    $ 110,395,072
==================================================================================================================

SHARES ISSUED & REDEEMED:
         Issued                                                                         2,422,462       10,496,946
         Redeemed                                                                      (2,581,346)      (3,990,245)
------------------------------------------------------------------------------------------------------------------
             Net increase (decrease)                                                     (158,884)       6,506,701
         Outstanding at beginning of period                                             8,658,210        2,151,509
------------------------------------------------------------------------------------------------------------------
         Outstanding at end of period                                                   8,499,326        8,658,210
==================================================================================================================

* Unaudited
** Including accumulated net investment loss of:                               $         (304,022)   $           0

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                                   SIX MONTHS ENDED                                             PERIOD FROM
                                                      DECEMBER 31,         FOR THE YEAR ENDED JUNE 30,      OCTOBER 31, 2001 TO
                                                        2004***              2004              2003           JUNE 30, 2002**
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
     Net asset value, beginning of period          $          12.75     $        10.28    $        10.25    $             10.00
-------------------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
         Net investment loss^                                 (0.04)             (0.09)            (0.09)                 (0.08)
         Net realized and unrealized gain                      1.40               2.56              0.12                   0.33
-------------------------------------------------------------------------------------------------------------------------------
              Total from investment operations                 1.36               2.47              0.03                   0.25
-------------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                $          14.11     $        12.75    $        10.28    $             10.25
===============================================================================================================================

TOTAL RETURN                                                  10.67%#            24.03%             0.29%                  2.50%#+
RATIOS & SUPPLEMENTAL DATA
         Net assets, end of period ('000's)        $        119,888     $      110,395    $       22,107    $            11,448
         Ratios to average net assets:
            Expenses after waivers
              and reimbursements                               1.36%*             1.58%             1.90%                  1.90%*
            Expenses before waivers
              and reimbursements                               1.36%*             1.58%             1.90%                  1.98%*
            Net investment loss after
              waivers and reimbursements                      (0.58%)*           (1.13%)           (1.05%)                (1.24%)*

         Portfolio turnover rate                               75.3%             151.5%            143.2%                  68.0%*

*   ANNUALIZED
**  COMMENCED OPERATIONS ON OCTOBER 31, 2001.
*** UNAUDITED
+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD VARIOUS FEES NOT BEEN WAIVED DURING THE PERIOD.
#   TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
^ PER SHARE AMOUNTS CALCULATED BASED ON THE AVERAGE DAILY SHARES OUTSTANDING DURING THE PERIOD.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (UNAUDITED)

1. ORGANIZATION:

Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 130,000,000 shares have been classified into the Aggressive Investors 2 Fund.

Bridgeway is organized as a series fund and, as of December 31, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

The Aggressive Investors 2 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Aggressive Investors 2 Fund (the "Fund") are in conformity with accounting principles generally accepted in the United States of America.

SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

SECURITIES LENDING Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of December 31, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

USE OF ESTIMATES IN FINANCIAL STATEMENTS In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RISKS AND UNCERTAINTIES The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

12b-1 PLAN The Fund has adopted a 12b-1 plan, approved by shareholders on October 15, 1996 and amended on October 22, 2003, that permits the Adviser to pay up to 0.25% of the Fund's average daily assets for sales and distribution of Fund shares. Since the cost of distributing Fund shares is borne by the Adviser, the Fund pays no 12b-1 fees. Forum Fund Services, LLC serves as the Fund's distributor. Prior to January 2, 2004, the Fund acted as its own distributor.

SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

FUTURES CONTRACTS A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2004 there were no outstanding futures contracts.

OPTIONS An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. As of December 31, 2004, the Fund held $31,400 in purchased call options.

COVERED CALL OPTIONS AND SECURED PUTS The fund may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

A SUMMARY OF THE OPTION TRANSACTIONS WRITTEN BY THE AGGRESSIVE 2 FUND FOLLOWS:

                                           WRITTEN PUT OPTIONS
                                        CONTRACTS        PREMIUMS
------------------------------------------------------------------
Outstanding, June 30, 2004                      -                -
Positions Opened                              300       $  191,316
Exercised                                       -                -
Expired                                         -                -
Closed                                       (300)        (191,316)
Split                                           -                -
------------------------------------------------------------------
Outstanding, December 31, 2004                  -                -
Market Value, December 31, 2004                 -                -

INDEMNIFICATION Under the Company's organizational documents, the Fund's officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

On September 15, 2004, the Securities and Exchange Commision ("SEC") announced that it accepted a settlement offer to an administrative proceeding against the Adviser and John Montgomery concerning non-compliance with Rule 205-2 of the Investment Advisers Act of 1940, dealing with the calculation of performance-based fees of the Fund. Rule 205-2 requires the performance rate to be applied to the average of net assets over the performance period (a five-year rolling period for this Fund) rather than average daily net assets as was done previously. Because the assets were generally increasing over time and the Fund had beaten its market benchmark over most time periods, the Fund overpaid advisory fees in the amount of $110,365. The Adviser will repay this amount, plus interest, to current and previous shareholders of the Fund after SEC approval of a proposed repayment plan. In addition, current shareholders must approve new contracts between the Fund and the Adviser at an upcoming shareholder meeting. Both the Fund and Adviser have taken steps necessary to strengthen the compliance program.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 1.90% of the value of its average net assets for the six months ended December 31, 2004. There were no reimbursements to the Fund for the six months ended December 31, 2004.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the six months ended December 31, 2004.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund.

BOARD OF DIRECTORS COMPENSATION Bridgeway pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the six months ended December 31, 2004. The amount attributable to the Aggressive Investors 2 Fund is disclosed in the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $77,329,149 and $77,606,351, respectively, for the six months ended December 31, 2004.

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net taxable income including net realized gains on investments, if any, to its shareholders each year. The fund is not subject to income or excise taxes to the extent such distributions are made.

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2004, were as follows:

Gross unrealized appreciation                    $  29,851,959
Gross unrealized (depreciation)                       (767,955)
--------------------------------------------------------------
Net unrealized appreciation
  on investments                                 $  29,084,004
==============================================================
Cost of investments                              $  89,645,282
==============================================================

The difference between book and tax net unrealized appreciation is wash sale loss deferrals.

As of June 30, 2004, the Fund had a capital loss carryover of $1,948,412 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2011. The Fund used $271,259 of capital loss carryovers for the year ended June 30, 2004 to offset net realized gains for federal income tax purposes. The Fund has deferred to its fiscal year ending June 30, 2005, $848,180 of losses recognized during the period November 1, 2003 to June 30, 2004.

As of June 30, 2004, the components of net assets on a tax basis were:

Undistributed ordinary income                       $          0
Accumulated capital losses                            (1,948,412)
Unrealized appreciation                               12,276,678
Cumulative Effect of other timing differences           (848,180)

The temporary differences between book and tax are primarily due to wash sales and post October losses.

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

6. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements. PricewaterhouseCoopers LLP issued reports on the Funds' financial statements as of June 30, 2004 and 2003. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds' Audit Committee and ratified by the Funds' Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management's representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds' financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund's procedures. With respect to the Funds' Transfer Agent PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office ("RPO") function and over the monitoring of shareholder accounts placed on RPO status. These matters were considered to be a material weakness in control procedure and its operation. The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

OTHER INFORMATION
(UNAUDITED)

1. PROXY VOTING:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2004 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission's ("SEC") website at http:/www.sec.gov.

2. FUND HOLDINGS:

The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC's website at http:/www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

3. OTHER

Shareholders individually holding more than 5% of the Fund's outstanding shares as of December 31, 2004, constituted 42% of the Fund.

[BRIDGEWAY FUNDS LOGO]                                  ULTRA-SMALL COMPANY FUND
                                                              SEMI-ANNUAL REPORT
                                                               DECEMBER 31, 2004

February 25, 2005

Dear Fellow Ultra-Small Company Shareholder,

Our Fund was up 21.13% in the December quarter vs. 14.09% return for the Russell 2000 Index, 13.28% for our peer group, the Lipper Small-Cap Stock Funds Index, and 16.35% for our primary benchmark, the CRSP Cap-Based Portfolio 10 Index. The table below presents the December quarter, one-year, five-year, ten-year and life-to-date performance of our Fund and benchmarks, and following that is a graph of performance since inception and a new, SEC-mandated breakdown of sector representation in the Fund.

                                      DEC. QTR.      1 YEAR         5 YEAR        10 YEAR      LIFE-TO-DATE
                                     10/1/04 TO     1/1/04 TO      1/1/00 TO     1/1/95 TO       8/5/94 TO
                                      12/31/04      12/31/04       12/31/04      12/31/04        12/31/04
--------------------------------------------------------------------------------------------------------------
ULTRA-SMALL COMPANY FUND               21.13%        23.33%         27.69%        26.35%          24.87%
Lipper Small-Cap Stock Funds(1)        13.28%        17.00%          1.94%        10.34%          10.65%
Russell 2000 (small companies)(2)      14.09%        18.33%          6.61%        11.54%          11.40%
CRSP Cap-Based Port. 10 Index(3)       16.35%        18.69%         20.49%        18.24%          17.35%

PERFORMANCE FIGURES QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE FIGURES QUOTED, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

(1) THE LIPPER SMALL-CAP STOCK FUNDS IS AN INDEX OF SMALL-COMPANY FUNDS COMPILED BY LIPPER, INC. (2) THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX, WHICH MEASURES PERFORMANCE OF THE 2,000 COMPANIES THAT ARE BETWEEN THE 1,000TH AND 3,000TH LARGEST IN THE MARKET WITH DIVIDENDS REINVESTED.
(3) THE CRSP CAP-BASED PORTFOLIO 10 INDEX IS AN UNMANAGED INDEX OF 1,682 OF THE SMALLEST PUBLICLY TRADED U.S. STOCKS (WITH DIVIDENDS REINVESTED), AS REPORTED BY THE CENTER FOR RESEARCH ON SECURITY PRICES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. PERIODS LONGER THAN ONE YEAR ARE ANNUALIZED.

For the calendar year 2004, our Fund was up 23.33% vs. 18.33% for the Russell 2000 Index, 17.00% for the Lipper Small-Cap Stock Funds Index, and 18.69% for the CRSP Cap-Based Portfolio 10 Index.

According to data from Lipper, Inc., for the period ended December 31, 2004, the Ultra-Small Company Fund ranked 7th of 72 micro-cap funds for the last twelve months, 1st of 43 over the last five years and 1st of 8 for ten years. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

[CHART]

GROWTH OF $10,000 INVESTED IN ULTRA-SMALL COMPANY FUND AND INDEXES FROM 8/5/94 (INCEPTION) TO 12/31/04

                   BRIDGEWAY
            ULTRA-SMALL COMPANY FUND   LIPPER SMALL CO. FUNDS   RUSSELL 2000 INDEX    CRSP CAP-BASED PORTFOLIO 10 INDEX
 8/94                          10000                    10000                10000                                10000
 9/94                          10214                    10735                10515                                10525
12/94                           9724                    10720                10320                                 9892
 3/95                          10249                    11322                10797                                10799
 6/95                          11047                    12371                11809                                11860
 9/95                          12673                    13917                12975                                13390
12/95                          13598                    14110                13256                                12881
 3/96                          14718                    14906                13933                                13972
 6/96                          16838                    16089                14630                                15302
 9/96                          16435                    16292                14679                                14968
12/96                          17642                    16136                15443                                15081
 3/97                          17148                    14617                14644                                15033
 6/97                          21212                    17102                17018                                16437
 9/97                          28094                    19710                19551                                19813
12/97                          24345                    18560                18896                                18387
 3/98                          28048                    20549                20797                                20660
 6/98                          25081                    19756                19827                                19328
 9/98                          18256                    15529                15833                                14684
12/98                          21153                    18401                18415                                16263
 3/99                          19067                    17532                17416                                15880
 6/99                          21455                    20135                20125                                18205
 9/99                          22089                    19689                18852                                17713
12/99                          29701                    26045                22330                                20811
 3/00                          33716                    28960                23911                                24482
 6/00                          31068                    27236                23008                                22410
 9/00                          34003                    28153                23262                                22571
12/00                          31111                    24329                21655                                18102
 3/01                          34651                    20670                20246                                20099
 6/01                          38838                    23722                23139                                22718
 9/01                          36104                    18449                18329                                19408
12/01                          41690                    22061                22193                                24659
 3/02                          44796                    22252                23078                                26431
 6/02                          45458                    20156                21150                                24882
 9/02                          38047                    16365                16624                                20356
12/02                          43348                    17339                17647                                23264
 3/03                          44606                    16567                16855                                23202
 6/03                          60028                    20001                20803                                31816
 9/03                          70163                    21531                22691                                37767
12/03                          81741                    24504                25987                                44533
 3/04                          85002                    25730                27614                                48762
 6/04                          84569                    26163                27744                                47410
 9/04                          83227                    25309                26951                                45428
12/04                         100815                    28670                30750                                52857

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

SHAREHOLDER LETTER

INDUSTRY SECTOR REPRESENTATION AS OF DECEMBER 31, 2004

SECTOR                               % OF STOCKS
-------------------------------------------------
Basic Materials                           4.0%
Communications                            9.0%
Consumer, Cyclical                       26.2%
Consumer, Non-cyclical                   21.1%
Energy                                   13.2%
Financial                                 7.4%
Industrial                               13.5%
Technology                                5.4%
Utilities                                 0.2%
-------------------------------------------------
Total                                   100.0%

PERFORMANCE SUMMARY

TRANSLATION: The early part of the year was lackluster, and by the end of the third quarter our Fund's net asset value was just barely above its level at the beginning of 2004. However, an extremely powerful fourth quarter propelled us ahead, allowing us to finish the year with more than a 23% gain (beating both our benchmarks and our peer group) and offering a good lesson in the value of avoiding panic and the urge to sell when things look less than great. It's important to remember, though, that this "holding through the downturn" strategy works best in concert with other financial principles, such as saving, avoiding most kinds of debt, diversifying (and regularly rebalancing) your portfolio, setting aside an emergency fund, and choosing well managed, low-cost funds whose investment objectives -anything from very aggressive growth to ultra-low-risk income - match with the time horizons of the investments you're making. Which is a fancy way of saying that the more years you can afford to wait before tapping a particular pile of money, the more risk you can afford to take with it.

YEAR-TO-DATE MARKET COMMENTARY

TRANSLATION: While the overall market chugged along in a (surprisingly?) average fashion, small stocks continued their remarkable run.

Notwithstanding news events (and the commentary of many market pundits), 2004 was a remarkably average year for the broad U.S. market. The combination of rising interest rates, a declining U.S. dollar, inflation, the presidential election, war and natural disasters should have produced some extraordinary results, right? Not exactly. In 2004, the S&P 500 Index of large stocks returned 10.88% -- a figure remarkably close to the 10.4% that the market has returned, on average, every year since 1925. From a returns-perspective, therefore, 2004 was about as average as it gets. Furthermore, though standard financial commentaries throughout the year often described a market lurching dramatically between struggle and triumph, the fact is that the market in 2004 was much LESS volatile than it has been, on average, over the past 10 years.

In truth, the only really remarkable thing about the market this past year has been the continued dominance of smaller stocks - good news for shareholders of our Fund. This was the sixth year in a row that small stocks beat large ones, the longest period of consecutive annual small-stock dominance in the last eight decades.

What does this imply for the future? History suggests two possible responses. On the one hand, investment strategies - such as buying small-cap stocks or value stocks or real-estate-oriented stocks - that have worked well in the recent past tend to keep working, as investors get caught up in the excitement and become increasingly confident that a given strategy is the right way to go. This is essentially a self-fulfilling prophecy: If everyone agrees that small stocks, for example, are going to keep going up, they will go up, because everyone buys them. So-called momentum investing has come in for a lot of negative publicity in the past few years, because it was investors following a momentum strategy who both fueled the tech-stock bubble of the late '90s and early 2000 and then (when they switched strategies) caused it to collapse. The fact is, though, that a momentum strategy can work for periods of time, and statistically, when small stocks have done well relative to the overall market in one year, they are more likely to do well in the next one. So we could conceivably see a record-setting seventh year in a row of small-stock dominance.

On the other hand, we could see the exact opposite. For investment managers, making predictions is often the surest way to get your head handed to you on a platter, but our computer models have no such concerns, and they are pointing pretty strongly to a shift toward larger stocks. Indeed, over the past 12 months or so our models began finding a larger number of "attractive" large stocks than at any time I can remember in about five years. This is almost certainly a function of relative valuation; i.e., based on a variety of financial measures, and thanks to the multi-year run-up in the price of small stocks, larger stocks in general are starting to look like bargains. At Bridgeway, we don't put much effort into trying to guess the market's direction, but we do put a lot of faith in our models. So for that reason, I believe it's likely that the tide will turn back in favor of large stocks at some point in the next couple of years. For shareholders of this Fund, that might be another reminder of the importance of diversification.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE - WHAT WORKED WELL

TRANSLATION: After the less-than-inspiring returns of the first nine months of the year, it was great to see some of the companies in our Fund really surge in the fourth quarter, often on the back of surprisingly strong growth in both sales and earnings per share.

Thirty-five stocks gained at least 30% in the December quarter, with four turning in triple-digit gains. Interestingly, three of the four (and more than half of the 30%-plus list) were companies that provide goods and/or services to individuals, suggesting that the U.S. consumer is not yet tapped out, despite having so nobly carried the economy for so long. Communications companies also performed well - as a sector, they were the strongest performer of the quarter, after having turning in fairly weak results earlier in the year.

RANK    DESCRIPTION                          INDUSTRY                    % GAIN
--------------------------------------------------------------------------------
1       Innodata Isogen Inc                  Software                     115.7%
2       Monarch Casino & Resort Inc          Lodging                      112.6%
3       Criticare Systems Inc                Healthcare-Products          102.3%
4       Metropolitan Health Networks Inc     Healthcare-Services          102.1%
5       AirGate PCS Inc                      Telecommunications            81.6%
6       Parlux Fragrances Inc                Cosmetics/Personal Care       72.9%
7       EZCORP Inc                           Retail                        67.5%
8       Denny's Corp                         Retail                        66.7%
9       Image Sensing Systems Inc            Electronics                   61.8%
10      Toreador Resources Corp              Oil&Gas                       61.6%
11      Titan International Inc              Auto Parts & Equipment        57.3%
12      I-many Inc                           Internet                      56.8%
13      Cantel Medical Corp                  Healthcare-Products           55.9%
14      Aldila Inc                           Leisure Time                  54.9%
15      INVESTools Inc                       Software                      51.8%
16      Ark Restaurants Corp                 Retail                        50.5%
17      Unify Corp                           Software                      50.0%
18      Lancer Corp                          Machinery-Diversified         48.9%
19      Hansen Natural Corp                  Beverages                     47.8%
20      Continucare Corp                     Healthcare-Services           47.4%
21      Park-Ohio Holdings Corp              Misc. Manufacturing           44.7%
22      American Retirement Corp             Healthcare-Services           44.4%
23      Hollywood Media Corp                 Internet                      43.1%
24      Olympic Steel Inc                    Iron/Steel                    42.1%
25      SFBC International Inc               Commercial Services           41.2%
26      Collectors Universe Inc              Commercial Services           39.9%
27      Building Materials Holding Corp      Distribution/Wholesale        39.1%
28      LeCroy Corp                          Electronics                   39.1%
29      Comtech Telecommunications Corp      Telecommunications            38.8%
30      Deckers Outdoor Corp                 Apparel                       38.2%

RANK    DESCRIPTION                          INDUSTRY                    % GAIN
--------------------------------------------------------------------------------
31      First Cash Financial Services Inc    Retail                        33.4%
32      Central European Distr. Corp         Distribution/Wholesale        32.2%
33      Moldflow Corp                        Software                      31.6%
34      Badger Meter Inc                     Electronics                   31.2%
35      E*TRADE Financial Corp               Diversified Finan Svcs.       30.9%

Of the triple-digit club, three of the four members simply posted extraordinary growth in the third quarter, propelling the stock price into temporary orbit over the next few months. Monarch Casino & Resort Inc, for example, which operates the Atlantis Casino Resort in Reno, saw its third-quarter earnings grow by 50% over the previous year's quarter, thanks to significant increases in casino, hotel, food, and beverage revenues. Then there's Innodata Isogen Inc, a New Jersey-based "information management" company that makes software that - among other things - helps libraries digitize their collections, helps intelligence organizations improve their analysis of potential security threats, and helps technology companies create documentation for their products that can be customized to accommodate various countries' legal and regulatory requirements. Innodata Isogen Inc's revenues for the first three quarters of the year showed a 56% jump over the same period in 2003, but it was the third quarter's 42% increase that really pushed the stock forward. And Metropolitan Health Networks Inc, which provides healthcare services to about 25,000 members in central and south Florida, announced a 213% rise in third-quarter net income. (It didn't hurt that in November, the company - which had previously been traded Over the Counter - was listed on the American Stock Exchange, where executives of the company rang the opening bell.)

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE--WHAT DIDN'T WORK

TRANSLATION: Our fund had a terrific fourth quarter, gaining - in just three months - about double what the S&P 500 Index typically gains in a year. But that doesn't mean we didn't make any bad bets, and one stock lost more than 30% for the period.

RANK    DESCRIPTION                          INDUSTRY                    % LOSS
--------------------------------------------------------------------------------
1       SupportSoft Inc                      Internet                     -35.8%

SupportSoft Inc, of Redwood City, CA, makes software that essentially checks for problems in primary software applications - like those associated with performing customer-service functions - and fixes the problems. Unfortunately, in early October the company reported results for its September quarter, which included the fact that revenues were down 9% from the same period in the previous year. The stock lost roughly half its value (though it then regained some ground), and attorneys rushed to file class-action lawsuits. We sold this stock in October.

DETAILED EXPLANATION OF CALENDAR YEAR PERFORMANCE - WHAT WORKED

TRANSLATION: It was a good year. Thirty-five stocks in the Fund's portfolio gained more than 50%, and nearly half of them gained more than 100%. As in the fourth quarter, consumer-oriented stocks were heavily represented on our list of best bets - they make up about half the list below - but old-school industrial companies (a trucking firm, a maker of scientific instruments) also made a strong showing.

RANK    DESCRIPTION                          INDUSTRY                    % GAIN
--------------------------------------------------------------------------------
1       Advocat Inc                          Healthcare Services          190.8%
2       Navarre Corp                         Distribution/Wholesale       180.4%
3       Parlux Fragrances Inc                Cosmetics/Personal Care      148.4%
4       Onyx Acceptance Corp                 Diversified Finan Serv       133.3%
5       Taser International Inc              Electronics                  129.6%
6       Somanetics Corp                      Healthcare-Products          128.3%
7       Cantel Medical Corp                  Healthcare-Products          127.7%
8       Innodata Corp                        Software                     124.8%

RANK    DESCRIPTION                          INDUSTRY                     % GAIN
--------------------------------------------------------------------------------
9       Ventiv Health Inc                    Advertising                  122.1%
10      Building Material Holding Corp       Distribution/Wholesale       116.6%
11      Monarch Casino & Resort Inc          Lodging                      115.6%
12      Metropolitan Health Networks Inc     Healthcare Services          103.4%
13      Deckers Outdoor Corp                 Apparel                      102.9%
14      Hurco Companies Inc                  Machinery-Diversified        102.5%
15      SFBC International Inc               Commercial Services          100.0%
16      SMTEK International Inc              Electronics                   90.1%
17      Denny's Corp                         Retail                        87.6%
18      AirGate PCS Inc                      Telecommunications            85.3%
19      Nash Finch Co                        Food                          75.6%
20      Image Sensing Systems Inc            Electronics                   71.0%
21      Hansen Natural Corp                  Beverages                     68.1%
22      Collectors Universe                  Commercial Services           63.3%
23      INVESTools Inc                       Software                      63.2%
24      Petroleum Development Corp           Oil & Gas                     62.7%
25      Titan International Inc              Auto Parts & Equipment        61.8%
26      Toreador Resources Corp              Oil & Gas                     61.6%
27      Hawaiian Holdings Inc                Airlines                      58.2%
28      First Cash Financial Services Inc    Retail                        56.3%
29      Park-Ohio Holdings Corp              Misc. Manufacturer            55.9%
30      Ark Restaurants Corp                 Retail                        55.8%
31      Dynamex Inc                          Transportation                54.4%
32      Layne Christensen Co                 Engineering & Construction    53.5%
33      Books-A-Million Inc                  Retail                        53.5%
34      Lancer Corp                          Machinery-Diversified         53.2%
35      I-many Inc                           Internet                      50.5%

Ironically, the best performer of the year made the top of the list not by doing particularly well, but by doing considerably better than it had in the past. Advocat, Inc., a Tennessee firm that provides long-term care to patients in nursing homes - lost $1.53 per share in the second quarter of 2003, so this year's second-quarter gain of 36 cents per share was cause for real celebration. The stock-price party continued with the announcement of third-quarter results, showing a loss that had narrowed by 90% since the same period last year.

Seventh-best performer Cantel Medical Corp. was in something of a similar boat. Its stock shot up by 55% in the fourth quarter alone, on the back of a 73% jump in earnings, year over year, for the fiscal quarter ended October 31. However, to some extent that earnings growth was deceptive; the company does a lot of business with Canada, and the SARS epidemic of 2003 had prevented sales reps from visiting hospitals in the Toronto area. (This is particularly ironic since Cantel Medical Corp.'s products focus on preventing and controlling the spread of infection.) As a result, earnings for 2003 were unusually weak, making the 2004 comparisons very easy. Nevertheless, the company had also benefited from a restructuring of its sales force and expectations of yet more business in Canada, thanks to the Canadian government's plan to increase healthcare spending.

Meanwhile, third-best performer Parlux Fragrances Inc. finished the year smelling like roses after one quarter and then another showed impressive gains. The Ft. Lauderdale company makes and markets colognes and other personal products, often under celebrity names that it licenses (most recent to hit the shelves: "Paris Hilton," the perfume). But while it may be easy to poke fun at the products, it's difficult to laugh at the numbers: In early November the company announced that earnings for its second fiscal quarter were up 70% over the same period last year - and that was after doubling profits in the fourth fiscal quarter of the year.

DETAILED EXPLANATION OF CALENDAR YEAR PERFORMANCE - WHAT DIDN'T WORK

TRANSLATION: The only good thing that can be said about the following list of losers is that it's short: just three companies in the Fund lost more than 50% for the year.

RANK    DESCRIPTION                          INDUSTRY                    % LOSS
--------------------------------------------------------------------------------
1       Network Engines Inc                  Internet                     -57.3%
2       Evolving Systems Inc                 Software                     -54.7%
3       SupportSoft Inc                      Internet                     -52.5%

SupportSoft Inc. and Network Engines Inc. may both be classified as internet companies, but the drops in their stock prices didn't follow any particular pattern. Network Engines Inc., which makes products that allow software vendors to provide network security and data-storage, saw its stock drift down by more than 75% in the six months between February and August, following the company's announcement that a renegotiation of one of its distribution agreements was going to take a bite out of the first quarter's operating margins. The stock recouped some of its losses, particularly in the fourth quarter of 2004, but not enough. We sold this stock in June.

Like Network Engines Inc., SupportSoft Inc. was having a poor if undramatic year. The company makes software that monitors primary software programs - like those used to support customer-serve efforts - and fixes any problems that arise. But in the early fall, instead of turning north, the stock abruptly lost a further 35% of its value on news that revenues for the September quarter were down 9% from the levels of the previous year. Attorneys rushed to file class-action suits, and the stock closed the year down 52%. We sold the stock in October.

TOP TEN HOLDINGS

At quarter end, Consumer, Cyclical stocks comprised our largest sector representation at 26.0% of net assets, followed by Consumer, Non-cyclical at 20.9% of net assets and Industrial stocks at 13.3%. Here are the top ten holdings at the end of December:

                                                                           PERCENT OF
RANK    DESCRIPTION                          INDUSTRY                      NET ASSETS
-------------------------------------------------------------------------------------
1       Deckers Outdoor Corp                 Apparel                           5.4%
2       SFBC International Inc               Commercial Services               4.4%
3       Park-Ohio Holdings Corp              Miscellaneous Manufacturing       3.9%
4       Petroleum Development Corp           Oil & Gas                         3.3%
5       Navarre Corp                         Distribution/Wholesale            2.8%
6       America Service Group Inc            Healthcare Services               2.8%
7       Olympic Steel Inc                    Iron/Steel                        2.5%
8       Ventiv Health Inc                    Advertising                       2.5%
9       AirGate PCS Inc                      Telecommunications                2.4%
10      Giant Industries Inc                 Oil & Gas                         2.4%
-------------------------------------------------------------------------------------
                                                                              32.4%

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2004, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above-average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

BEFORE INVESTING YOU SHOULD CAREFULLY THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 1-800-661-3550 OR VISITING THE FUND'S WEBSITE. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (02/05).

CONCLUSION

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery

John Montgomery

DISCLOSURE OF FUND EXPENSES
(UNAUDITED)

As a shareholder to the Fund, you will incur no transactions costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, the fund will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2004 and held until December 31, 2004.

ACTUAL RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

BRIDGEWAY ULTRA-SMALL COMPANY FUND

                                               BEGINNING       ENDING        EXPENSE PAID
                                             ACCOUNT VALUE  ACCOUNT VALUE   DURING PERIOD*
                                                7/1/04        12/31/04     7/1/04 - 12/31/04
--------------------------------------------------------------------------------------------
Actual Fund Return                           $    1,000.00  $    1,192.11      $    6.25
Hypothetical Fund Return                     $    1,000.00  $    1,019.50      $    5.76

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.13% MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE FIRST FISCAL HALF-YEAR DIVIDED BY 365 DAYS IN THE CURRENT YEAR (TO REFLECT THE ONE HALF-YEAR PERIOD).

SCHEDULE OF INVESTMENTS
SHOWING PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2004 (UNAUDITED)

   INDUSTRY   COMPANY                                               SHARES           VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS - 99.0%
   ADVERTISING - 2.5%
              Ventiv Health Inc*                                       141,800   $    2,881,376

   AEROSPACE/DEFENSE - 0.2%
              Spacehab Inc*                                            103,400          220,242

   APPAREL - 6.2%
              Ashworth Inc*                                             83,000          903,870
              Deckers Outdoor Corp*+                                   136,000        6,390,640
                                                                                 --------------
                                                                                      7,294,510

   AUTO PARTS & EQUIPMENT - 1.5%
              R&B Inc*                                                   8,900          222,411
              Titan International Inc                                   99,000        1,494,900
                                                                                 --------------
                                                                                      1,717,311

   BANKS - 4.8%
              Bank of the Ozarks Inc                                    57,600        1,960,128
              Cascade Financial Corp                                     6,324          118,891
              Guaranty Federal
                Bancshares Inc                                          13,000          312,728
              Northrim BanCorp Inc                                       4,800          112,800
              Pinnacle Financial
                Partners Inc*                                           25,000          565,525
              Pointe Financial Corp                                      3,100          126,325
              Vineyard National Bancorp Co                              42,000        1,380,120
              Wilshire Bancorp Inc*                                     64,200        1,061,868
                                                                                 --------------
                                                                                      5,638,385

   BEVERAGES - 2.3%
              Hansen Natural Corp*                                      72,501        2,639,761

   BUILDING MATERIALS - 0.2%
              Juno Lighting Inc                                          6,000          252,000

   CHEMICALS - 1.1%
              American Vanguard Corp+                                   21,000          772,380
              Balchen Corp                                               7,800          270,582
              ICO Inc*                                                  68,300          210,364
                                                                                 --------------
                                                                                      1,253,326

   COMMERCIAL SERVICES - 5.3%
              Collectors Universe Inc*                                  25,930          528,713
              Discovery Partners
                International Inc*                                      63,000          299,250
              Learning Care Group Inc*                                  33,000          106,920
              SFBC International Inc *                                 130,849        5,168,536
              Total Logistics Inc*                                       2,108           56,830
                                                                                 --------------
                                                                                      6,160,249

   COMPUTERS - 0.6%
              Innodata Isogen Inc*                                      68,500          674,040

   COSMETICS/PERSONAL CARE - 1.3%
              Parlux Fragrances Inc*                                    69,600        1,564,608

   DISTRIBUTION/WHOLESALE - 7.4%
              Building Materials
                Holding Corp                                            57,000        2,182,530
              Central European Distribution
                Corp*                                                   88,950        2,627,583
              Huttig Building Products Inc*                             62,000          647,900
              Navarre Corp *                                           185,984        3,273,318
                                                                                 --------------
                                                                                      8,731,331

   DIVERSIFIED FINANCIAL SERVICES - 0.1%
              E*TRADE Financial Corp*                                    4,585   $       68,546

   ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
              Insteel Industries Inc*                                   54,300          980,712

   ELECTRONICS - 3.7%
              Badger Meter Inc                                          11,000          329,450
              Image Sensing Systems Inc*                                26,900          457,004
              Labarge Inc*                                              94,100        1,195,070
              LeCroy Corp*                                              50,000        1,167,000
              Lowrance Electronics Inc                                  28,600          900,871
              SMTEK International Inc*                                  21,324          300,668
                                                                                 --------------
                                                                                      4,350,063

   ENGINEERING & CONSTRUCTION - 0.4%
              Layne Christensen Co*                                     24,300          441,045

   FOOD - 1.7%
              Nash Finch Co                                             51,981        1,962,803

   GAS - 0.2%
              Chesapeake Utilities Corp                                  7,700          205,590

   HEALTHCARE PRODUCTS - 2.4%
              Atrion Corp                                                8,400          380,058
              Cantel Medical Corp*                                      14,300          535,106
              Criticare Systems Inc*                                    68,300          244,514
              Del Global Technologies Corp*                              1,408                0
              Quinton Cardiology
                Systems Inc*                                           115,600        1,220,736
              Somanetics Corp*                                          28,000          431,480
                                                                                 --------------
                                                                                      2,811,894

   HEALTHCARE SERVICES - 4.2%
              Advocat, Inc*                                             53,200          263,340
              America Service Group Inc*                               121,050        3,240,509
              American Retirement Corp*                                 22,000          259,380
              Continucare Corp*                                         89,600          225,792
              Five Star Quality Care Inc*                               45,000          381,150
              InterDent, Inc                                                 1                0
              Metro Health Networks Inc*                               190,000          537,700
                                                                                 --------------
                                                                                      4,907,871
   HOME BUILDERS - 0.4%
              Cavalier Homes Inc*                                       84,100          495,349

   INSURANCE - 1.8%
              Brooke Corp                                                8,500          205,360
              Fidelity National Financial Inc                            2,338          106,776
              Navigators Group Inc*                                     18,000          541,980
              Penn-America Group Inc                                    84,100        1,269,910
                                                                                 --------------
                                                                                      2,124,026

   INTERNET - 2.0%
              Corillian Corp*                                          172,857          850,456
              Hollywood Media Corp*                                    161,900          785,215
              IBasis Inc*+                                             285,500          702,330
                                                                                 --------------
                                                                                      2,338,001

   IRON/STEEL - 2.9%
              Great Northern Iron
                ORE Properties                                           3,800          444,600
              Olympic Steel Inc*                                       110,400        2,926,704
                                                                                 --------------
                                                                                      3,371,304

   INDUSTRY   COMPANY                                               SHARES           VALUE
-----------------------------------------------------------------------------------------------
   LEISURE TIME - 1.1%
              Aldila Inc                                                79,100   $    1,225,259

   LODGING - 1.0%
              Monarch Casino &
                Resort Inc*                                             30,000        1,216,500

   MACHINERY-DIVERSIFIED - 1.3%
              Benthos Inc*                                              22,000          375,540
              Hurco Companies Inc*                                      40,000          660,000
              Lancer Corp*                                               8,200          137,350
              Paragon Technologies Inc*                                 12,000          118,800
              Twin Disc Inc                                              7,700          196,735
                                                                                 --------------
                                                                                      1,488,425

   METAL FABRICATE/HARDWARE - 0.7%
              Webco Industries Inc*                                     76,500          823,905

   MISCELLANEOUS MANUFACTURING - 4.2%
              Atlantis Plastics Inc*                                    18,600          331,080
              Park-Ohio Holdings Corp*                                 178,900        4,633,510
                                                                                 --------------
                                                                                      4,964,590

   OFFICE FURNISHINGS - 0.1%
              CompX International Inc                                    6,000           99,180

   OIL & GAS - 13.0%
              CREDO Petroleum Corp*                                      7,400          104,710
              Edge Petroleum Corp*                                     122,114        1,780,422
              Giant Industries Inc*                                    105,700        2,802,107
              Goodrich Petroleum Corp*                                 132,800        2,152,688
              Mission Resources Corp*                                  290,000        1,693,600
              Petroleum Development
                Corp*                                                  100,600        3,880,142
              Toreador Resources Corp*                                  77,958        1,729,888
              Vaalco Energy Inc*                                       297,500        1,154,300
                                                                                 --------------
                                                                                     15,297,857

   PHARMACEUTICALS - 3.8%
              Matrixx Initiatives Inc*                                 225,884        2,617,996
              National Medical Health
                Card Systems Inc*                                       81,750        1,888,507
                                                                                 --------------
                                                                                      4,506,503

   RETAIL - 7.6%
              America's Car Mart Inc*                                   11,300          429,400
              Ark Restaurants Corp                                       4,517          177,066
              Books-A-Million Inc                                       37,900          364,598
              Collegiate Pacific Inc                                    80,000        1,106,400
              Cosi Inc*                                                 59,800          361,790
              Cost-U-Less Inc*                                         114,850          803,950
              Denny's Corp*                                            320,000        1,440,000
              EZCORP Inc*                                               54,406          838,396
              First Cash Financial
                Services Inc*                                           77,250        2,063,348
              National Vison Inc*                                       56,000          417,200
              The Pantry Inc*                                           21,200          637,908
              Zones Inc*                                                49,000          324,870
                                                                                 --------------
                                                                                      8,964,926

   SAVINGS & LOANS - 0.6%
              Beverly Hills Bancorp Inc                                 37,800          381,780
              NewMil Bancorp Inc                                         4,800          150,240
              Pacific Premier Bancorp Inc*                              15,000          198,900
                                                                                 --------------
                                                                                        730,920

   SEMICONDUCTORS - 1.6%
              ADE Corp*                                                101,100   $    1,892,592

   SOFTWARE - 3.1%
              Altiris Inc*                                              24,000          850,320
              AMICAS Inc                                                62,231          276,928
              INVESTools Inc*                                          220,000          748,000
              Mind CTI Ltd                                              69,285          403,239
              Moldflow Corp *                                           33,500          532,650
              Phoenix Technologies Ltd*                                 99,000          817,740
              Unify Corp*                                              101,837           61,102
                                                                                 --------------
                                                                                      3,689,979

   TELECOMMUNICATIONS - 4.5%
              AirGate PCS Inc*                                          78,800        2,805,280
              Comtech
                Telecommunications Corp*                                32,850        1,235,489
              Network Equipment Tech Inc*                              120,200        1,180,364
              Stratos International Inc*                                16,745           73,511
                                                                                 --------------
                                                                                      5,294,644

   TEXTILES - 0.6%
              Hallwood Group Inc*                                        6,900          734,850

   TRANSPORTATION - 1.8%
              Air T Inc                                                 19,700          357,929
              Dynamex Inc*                                              94,400        1,749,232
                                                                                 --------------
                                                                                      2,107,161

TOTAL COMMON STOCKS
   (Cost $69,184,560)                                                               116,121,634
                                                                                 --------------

MONEY MARKET MUTUAL FUNDS - 0.8%
              First American Treasury
              Obligations Fund - Class S                               964,830          964,830
                                                                                 --------------
TOTAL MONEY MARKET MUTUAL FUNDS
   (Cost $964,830)                                                                      964,830
                                                                                 --------------

TOTAL INVESTMENTS - 99.8%
   (Cost $70,149,390)                                                               117,086,464
Other Assets In Excess of Liabilities - 0.2%                                            261,609
                                                                                 --------------
NET ASSETS - 100.0%                                                              $  117,348,073
                                                                                 ==============

*  NON-INCOME PRODUCING SECURITY
+  THIS SECURITY OR A PORTION OF THIS SECURITY IS OUT ON LOAN AT DECEMBER 31,
   2004
TOTAL LOANED SECURITIES HAD A MARKET VALUE OF $7,811,230 AT DECEMBER 31, 2004

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31,2004 (UNAUDITED)

ASSETS:
         Investments at value (cost - $70,149,390)                                           $  117,086,464
         Receivable for investments sold                                                            306,638
         Receivable for fund shares sold                                                             70,324
         Dividends receivable                                                                        23,758
         Interest receivable                                                                         23,780
         Prepaid expenses                                                                            12,525
-----------------------------------------------------------------------------------------------------------
               Total assets                                                                     117,523,489
-----------------------------------------------------------------------------------------------------------

LIABILITIES:
         Payable for fund shares redeemed                                                            12,693
         Accrued investment adviser fee                                                              86,559
         Accrued administration fee                                                                  39,729
         Accrued directors fee                                                                        1,135
         Other payables                                                                              35,300
-----------------------------------------------------------------------------------------------------------
               Total liabilities                                                                    175,416
-----------------------------------------------------------------------------------------------------------
         NET ASSETS                                                                          $  117,348,073
===========================================================================================================

NET ASSETS REPRESENT:
         Paid-in capital                                                                     $   66,417,008
         Accumulated net investment loss                                                           (327,812)
         Accumulated net realized gain on investments                                             4,321,803
         Net unrealized appreciation of investments                                              46,937,074
-----------------------------------------------------------------------------------------------------------
         Net Assets                                                                          $  117,348,073
===========================================================================================================

         Shares of common stock outstanding of $.001 par value,5,000,000 shares authorized        2,954,101
-----------------------------------------------------------------------------------------------------------
         Net asset value, offering and redemption price per share                            $        39.72
===========================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31,2004 (UNAUDITED)

INVESTMENT INCOME:
         Dividends                                                                           $      113,477
         Interest                                                                                    32,299
         Securities lending                                                                         101,317
-----------------------------------------------------------------------------------------------------------
               Total investment income                                                              247,093
-----------------------------------------------------------------------------------------------------------

EXPENSES:
         Investment advisory fees                                                                   456,918
         Administration fees                                                                         25,384
         Accounting fees                                                                             26,352
         Transfer agent fees                                                                         27,255
         Audit fees                                                                                   6,993
         Tax fees                                                                                     2,013
         Custody fees                                                                                 8,735
         Legal fees                                                                                   9,111
         Directors fees                                                                               2,013
         Registration fees                                                                              188
         Reports to shareholders                                                                      1,600
         Miscellaneous                                                                                8,343
-----------------------------------------------------------------------------------------------------------
               Total expenses                                                                       574,905
-----------------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                                (327,812)
-----------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on investment securities                                               9,249,841
         Net change in unrealized appreciation / depreciation on investments                     10,107,934
-----------------------------------------------------------------------------------------------------------
         Net realized and unrealized gain on investments                                         19,357,775
-----------------------------------------------------------------------------------------------------------

Net Increase in Net Assets Resulting from Operations                                         $   19,029,963
===========================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED         YEAR ENDED
                                                                               DECEMBER 31, 2004*      JUNE 30, 2004
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
         Net investment loss                                                   $         (327,812)   $         (816,119)
         Net realized gain on investment securities                                     9,249,841            28,241,288
         Net change in unrealized appreciation / depreciation on investments           10,107,934             3,806,027
-----------------------------------------------------------------------------------------------------------------------
             Net increase in net assets from operations                                19,029,963            31,231,196
-----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS:
         From net realized gain                                                       (22,040,000)          (12,258,703)
-----------------------------------------------------------------------------------------------------------------------
             Net decrease in net assets from distributions                            (22,040,000)          (12,258,703)
-----------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
         Proceeds from sale of shares                                                     868,667             1,106,614
         Reinvestment of distributions                                                 21,593,554            12,016,891
         Cost of shares redeemed                                                       (3,337,103)           (8,312,596)
-----------------------------------------------------------------------------------------------------------------------
             Net increase in net assets from share transactions                        19,125,118             4,810,909
-----------------------------------------------------------------------------------------------------------------------

             Net increase in net assets                                                16,115,081            23,783,402

NET ASSETS:
         Beginning of period                                                          101,232,992            77,449,590
-----------------------------------------------------------------------------------------------------------------------
         End of period **                                                      $      117,348,073    $      101,232,992
=======================================================================================================================

SHARES ISSUED & REDEEMED:
         Issued                                                                            22,046                27,516
         Distributions reinvested                                                         543,644               300,646
         Redeemed                                                                         (82,703)             (209,082)
-----------------------------------------------------------------------------------------------------------------------
             Net increase                                                                 482,987               119,080
         Outstanding at beginning of period                                             2,471,114             2,352,034
-----------------------------------------------------------------------------------------------------------------------
         Outstanding at end of period                                                   2,954,101             2,471,114
=======================================================================================================================

* Unaudited
** Including accumulated net investment loss of:                               $         (327,812)   $                0

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                                SIX MONTHS ENDED
                                                  DECEMBER 31,                        FOR THE YEAR ENDED JUNE 30,
                                                     2004**             2004         2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
     Net asset value, beginning of period       $          40.97      $  32.93     $  28.83     $  26.99     $  21.59     $  14.91
----------------------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
         Net investment loss^                              (0.13)        (0.33)       (0.21)       (0.14)       (0.22)       (0.26)
         Net realized and unrealized gain                   8.00         13.66         7.99         4.43         5.62         6.94
----------------------------------------------------------------------------------------------------------------------------------
              Total from investment operations              7.87         13.33         7.78         4.29         5.40         6.68
----------------------------------------------------------------------------------------------------------------------------------
     Less distributions to shareholders:
         Net realized gain                                 (9.12)        (5.29)       (3.68)       (2.45)        0.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
              Total distributions                          (9.12)        (5.29)       (3.68)       (2.45)        0.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period             $          39.72      $  40.97     $  32.93     $  28.83     $  26.99     $  21.59
==================================================================================================================================

TOTAL RETURN                                               19.21%#       40.88%       32.00%       17.04%       25.01%       44.80%
RATIOS & SUPPLEMENTAL DATA
         Net assets, end of period ('000's)     $        117,348      $101,233     $ 77,450     $ 60,809     $ 51,764     $ 41,959
         Ratios to average net assets:
            Expenses after waivers
              and reimbursements                            1.13%*        1.15%        1.29%        1.26%        1.61%        1.85%
            Expenses before waivers
              and reimbursements                            1.13%*        1.15%        1.29%        1.26%        1.61%        1.85%
            Net investment loss after
              waivers and reimbursements                   (0.65%)*      (0.84%)      (0.82%)      (0.53%)      (0.93%)      (1.36%)

         Portfolio turnover rate                            38.1%         71.1%        56.1%       120.6%        57.0%        65.4%

*  ANNUALIZED
** UNAUDITED
#  TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
^ PER SHARE AMOUNTS CALCULATED BASED ON THE AVERAGE DAILY SHARES OUTSTANDING DURING THE PERIOD.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (UNAUDITED)

1. ORGANIZATION:

Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 5,000,000 shares have been classified into the Ultra-Small Company Fund.

Bridgeway is organized as a series fund and, as of December 31, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

The Ultra-Small Compnay Fund seeks to provide a long-term total return of capital, primarily throught capital appreciation.

Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Ultra-Small Company Fund (the "Fund") are in conformity with accounting principles generally accepted in the United States of America.

SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

SECURITIES LENDING Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of December 31, 2004, the Fund had securities on loan valued at $7,811,230 and received U.S. Treasury securities with a value of $7,842,244 as collateral. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

USE OF ESTIMATES IN FINANCIAL STATEMENTS In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RISKS AND UNCERTAINTIES The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

12b-1 PLAN The Fund has adopted a 12b-1 plan, approved by shareholders on October 15, 1996 and amended on October 22, 2003, that permits the Adviser to pay up to 0.25% of the Fund's average daily assets for sales and distribution of Fund shares. Since the cost of distributing Fund shares is borne by the Adviser, the Fund pays no 12b-1 fees. Forum Fund Services, LLC serves as the Fund's distributor. Prior to January 2, 2004, the Fund acted as its own distributor.

SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

FUTURES CONTRACTS A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2004 there were no outstanding futures contracts.

OPTIONS An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. As of December 31, 2004, there were no outstanding options.

INDEMNIFICATION Under the Company's organizational documents, the Fund's officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed daily and paid monthly. The Fund pays a flat 0.9% annual management fee of average daily net assets, computed daily and payable monthly, except that while the net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.


The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 2.00% of the value of its average net assets for the six months ended December 31, 2004. There were no reimbursements to the Fund for the six months ended December 31, 2004.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The transactions are reviewed quarterly by Board of Directors. No inter-portfolio purchases or sales were entered into during the six months ended December 31, 2004.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund.

BOARD OF DIRECTORS COMPENSATION Bridgeway pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the six months ended December 31, 2004. The amount paid attributable to the Ultra-Small Company Fund is disclosed in the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $37,289,769 and $39,052,826, respectively, for the six months ended December 31, 2004.

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net taxable income including net realized gains on investments, if any, to its shareholders each year. The fund is not subject to income or excise taxes to the extent such distributions are made.

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2004, were as follows:

Gross unrealized appreciation                $ 48,047,869
Gross unrealized (depreciation)                (1,185,191)
---------------------------------------------------------
Net unrealized appreciation
  on investments                             $ 46,862,678
=========================================================
Cost of investments                          $ 70,223,786
=========================================================

The difference between book and tax net unrealized appreciation is wash sale loss deferrals.

As of June 30, 2004, the components of net assets on a tax basis were:

Undistributed ordinary income                $  2,156,231
Accumulated capital gains                      15,071,322
Unrealized appreciation                        36,713,549

The temporary differences between book and tax are primarily due to wash sales and post October losses.

As of June 30, 2004, the tax character of the distributions paid were:

                               YEAR ENDED      YEAR ENDED
                              JUNE 30, 2004   JUNE 30, 2003
-----------------------------------------------------------
Ordinary income               $   1,778,425   $           -
Long-term capital gains          11,659,278       7,812,988

The Fund incurred a net loss from investment operations and made no distributions from net investment income during the year. However, distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

During the year ended June 30, 2004, the Fund paid a long-term capital gain of $4.214 per share to shareholders of record.

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

6. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements. PricewaterhouseCoopers LLP issued reports on the Funds' financial statements as of June 30, 2004 and 2003. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds' Audit Committee and ratified by the Funds' Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management's representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds' financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund's procedures. With respect to the Funds' Transfer Agent PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office ("RPO") function and over the monitoring of shareholder accounts placed on RPO status. These matters were considered to be a material weakness in control procedure and its operation. The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

OTHER INFORMATION
(UNAUDITED)

1. PROXY VOTING:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2004 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission's ("SEC") website at http:/www.sec.gov.

2. FUND HOLDINGS:

The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC's website at http:/www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

3. OTHER

Shareholders individually holding more than 5% of the Fund's outstanding shares as of December 31, 2004, constituted 11% of the Fund.

[BRIDGEWAY FUNDS LOGO]                           ULTRA-SMALL COMPANY MARKET FUND
                                                              SEMI-ANNUAL REPORT
                                                               DECEMBER 31, 2004

February 25, 2005

Dear Ultra-Small Company Market Fund Shareholder,

Our Fund was up 15.93% in the December quarter of 2004. This compares to a 14.09% return for the Russell 2000 Index, 13.28% for our peer benchmark, the Lipper Small-Cap Stock Funds Index, and 16.35% for our primary benchmark, the CRSP Cap-Based Portfolio 10 Index. Results were strong on an absolute basis, but mixed on a relative basis.

For the twelve months through December, the Fund was up 20.12%, beating each of our performance benchmarks. The table below presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                               DEC. QTR.      1 YEAR       5 YEAR      LIFE-TO-DATE
                                              10/1/04 TO     1/1/04 TO    1/1/00 TO     7/31/97 TO
                                               12/31/04      12/31/04     12/31/04       12/31/04
---------------------------------------------------------------------------------------------------
ULTRA-SMALL COMPANY MARKET FUND                 15.93%         20.12%       23.06%        18.97%
CRSP Cap-Based Portfolio 10 Index (1)           16.35%         18.69%       20.49%        17.02%
Lipper Small-Cap Stock Funds Index (2)          13.28%         17.00%        1.94%         7.21%
Russell 2000 Index (3)                          14.09%         18.33%        6.61%         7.64%

PERFORMANCE FIGURES QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE FIGURES QUOTED, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

(1)THE CRSP CAP-BASED PORTFOLIO 10 INDEX IS AN UNMANAGED INDEX OF 1,682 OF THE SMALLEST PUBLICLY TRADED U.S. STOCKS (WITH DIVIDENDS REINVESTED), AS REPORTED BY THE CENTER FOR RESEARCH ON SECURITY PRICES. (2)THE LIPPER SMALL-CAP STOCK FUNDS IS AN INDEX OF SMALL-COMPANY FUNDS COMPILED BY LIPPER, INC. (3)THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX, WHICH MEASURES PERFORMANCE OF THE 2,000 COMPANIES THAT ARE BETWEEN THE 1,000TH AND 3,000TH LARGEST IN THE MARKET WITH DIVIDENDS REINVESTED. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. PERIODS LONGER THAN ONE YEAR ARE ANNUALIZED.

According to data from Lipper, Inc., the Ultra-Small Company Market Fund ranked 31st of 72 micro-cap funds for the calendar year and 5th of 43 over the last five years and 4th out of 30 since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

SHAREHOLDER LETTER

[CHART]

GROWTH OF $10,000 INVESTED IN ULTRA-SMALL COMPANY MARKET FUND AND INDEXES FROM 7/31/97 (INCEPTION) TO 12/31/04

                     BRIDGEWAY
           ULTRA-SMALL COMPANY MARKET FUND   CRSP CAP-BASED PORTFOLIO 10 INDEX   RUSSELL 2000 INDEX   LIPPER SMALL-CAP STOCK FUNDS
  7/97                               10000                               10000                10000                          10000
  9/97                               11280                               12028                10978                          11525
 12/97                                9960                               11162                10610                          10852
  3/98                               11720                               12542                11677                          12016
  6/98                               11380                               11734                11133                          11552
  9/98                                8780                                8914                 8890                           9080
 12/98                                9780                                9873                10340                          10760
  3/99                                9160                                9641                 9779                          10252
  6/99                                9920                               11052                11300                          11774
  9/99                               10300                               10753                10585                          11513
 12/99                               12860                               12634                12538                          15229
  3/00                               14140                               14863                13426                          16934
  6/00                               13240                               13605                12918                          15926
  9/00                               14440                               13702                13061                          16462
 12/00                               12946                               10989                12159                          14226
  3/01                               13228                               12202                11368                          12087
  6/01                               14537                               13791                12992                          13871
  9/01                               13611                               11783                10291                          10788
 12/01                               16051                               14970                12461                          12900
  3/02                               17805                               16046                12958                          13011
  6/02                               17543                               15106                11875                          11786
  9/02                               15023                               12358                 9334                           9569
 12/02                               16837                               14123                 9909                          10139
  3/03                               16918                               14085                 9464                           9687
  6/03                               22141                               19315                11680                          11695
  9/03                               25670                               22928                12741                          12590
 12/03                               30211                               27035                14591                          14328
  3/04                               32941                               29603                15504                          15045
  6/04                               32638                               28782                15578                          15298
  9/04                               31303                               27579                15133                          14799
 12/04                               36290                               32089                17265                          16764

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

INDUSTRY SECTOR REPRESENTATION AS OF DECEMBER 31, 2004

SECTOR                              % OF STOCKS
------------------------------------------------
Basic Materials                          3.0%
Communications                          10.9%
Consumer, Cyclical                      13.0%
Consumer, Non-cyclical                  24.6%
Energy                                   3.2%
Financial                               18.9%
Industrial                              14.7%
Technology                              10.8%
Utilities                                0.9%
------------------------------------------------
TOTAL                                  100.0%

PERFORMANCE SUMMARY

TRANSLATION: Overall, this has been a very strong period for small stocks, and since our Fund specializes in the smallest of the small, that has been good news. The size-related tailwind, though, couldn't keep us from an unpleasant 4%-plus loss in the third quarter of the year, but a strong comeback in the last three months of the year more than made up for the loss, and allowed us to finish out 2004 with nearly a 16% gain.

The losses of the third quarter weren't catastrophic by any means, but that doesn't mean they made us happy. However, the pattern of this six-month period - losses followed by gains - offers almost a textbook lesson in the value of avoiding panic and the urge to sell when things look less than great. Hypothetically, a shareholder who had sold after the third quarter would (depending on what he had subsequently done with that money) have ended the year considerably worse off than the shareholder who had stuck it out through the downturn and then captured all the upside of the next three months.

It's important to remember, though, that this "holding through the downturn" strategy works best in concert with other financial principles, such as saving, avoiding most kinds of debt, diversifying (and regularly rebalancing) your portfolio, setting aside an emergency fund, and choosing well managed, low-cost funds whose investment objectives - anything from very aggressive growth to ultra-low-risk income - matches with the time-horizons of the investments you're making. This is a fancy way of saying that the more years you can afford to wait before tapping a particular pile of money, the more risk you can afford to take with it.

YEAR-TO-DATE MARKET COMMENTARY: IT'S UP (MARCH), IT'S UP (JUNE), OOOPS - IT'S DOWN (SEPTEMBER), NO, IT'S REALLY UP, REALLY! (END OF YEAR).

TRANSLATION: Notwithstanding news events (and the commentary of many market pundits), 2004 was a remarkably average year. The combination of rising interest rates, a declining U.S. dollar, inflation, the presidential election, war and natural disasters should have produced some extraordinary results, right? Not so fast....

Let's look at the statistics purely from a market perspective. Over the 10 years through the 31st of December, 2004, the S&P 500 Index of large companies returned an average of 12.05% per year. (I know, that sounds unbelievable, given how weak the past few years' performance has been, but the market of the mid-and late 1990s really was pretty remarkable.) That's only about one and one-half percentage points better than the Index's return for 2004. Furthermore, if we look all the way back to 1925, we see that the market has returned an average of 10.4% per year - and that's over a 79-year period that includes the Great Depression, World War II, the white-hot "go-go" market of the 1960s and the brutal bear market of the early 1970s. In about two-thirds of those years, the Index beat or lagged that 10.4% average by more than 10 percentage points. From that perspective, therefore, 2004's return of 10.88% was about as average as you can get.

Well, but wasn't this a very volatile year? No. In fact, the actual variation of monthly returns in 2004 was about half of the average of the preceding decade's. Throughout that 10-year period, only one year - 1995 - was less volatile. In other words, in 2004 the stock market "bounced around" a whole lot LESS than normal.

In conclusion, what is remarkable about 2004 is how average it was in terms of returns and how "tame" it was with respect to volatility. Not what you might conclude from reading standard financial commentaries, many of which described a market lurching dramatically between struggle and triumph. All that drama can be very compelling, but it doesn't necessarily lead to an accurate understanding of the market's behavior in the long run (meaning over more than a single day), nor does it necessarily produce sound investment decisions. For that reason, though I have four computer screens in my office, none of them runs a ticker, and I frequently go home at the end of the day without knowing whether the overall market was up or down.

All that said, the market of 2004 did exhibit some unusual characteristics, in particular the continued - and extraordinary - outperformance of smaller stocks. This was the sixth year in a row that small stocks beat large ones, the longest period of consecutive annual small-stock dominance in the last eight decades.

What does this imply for the future? History suggests two possible responses. On the one hand, investment strategies - such as buying small-cap stocks or value stocks or real-estate-oriented stocks - that have worked well in the recent past tend to keep working, as investors get caught up in the excitement and become increasingly confident that a given strategy is the right way to go. This is essentially a self-fulfilling prophecy: If everyone agrees that small stocks, for example, are going to keep going up, they will go up, because everyone buys them. So-called momentum investing has come in for a lot of negative publicity in the past few years, because it was investors following a momentum strategy who both fueled the tech-stocks bubble of the late '90s and early 2000 and then (when they switched strategies) caused it to collapse. The fact is, though, that a momentum strategy can work for periods of time, and statistically, when small stocks have done well relative to the overall market in one year, they are more likely to do well in the next one. So we could conceivably see a record-setting seventh year in a row of small-stock dominance, which would be good news for shareholders of this Fund.

On the other hand, we could see the exact opposite. For investment managers, making predictions is often the surest way to get your head handed to you on a platter, but our computer models have no such concerns, and they are pointing pretty strongly to a shift toward larger stocks. Indeed, over the past 12 months or so our models began finding a larger number of "attractive" large stocks than at any time I can remember in about five years. This is almost certainly a function of relative valuation; i.e., based on a variety of financial measures, and thanks to the multi-year run-up in the price of small stocks, larger stocks in general are starting to look like bargains. At Bridgeway, we don't put much effort into trying to guess the market's direction, but we do put a lot of faith in our models. So for that reason, I believe it's likely that the tide will turn back in favor of large stocks at some point in the next couple of years.

Of course, company-size is hardly the only investment variable. "Style," too, plays a significant role, and the market during the December quarter was modestly tilted toward the "value" end of the spectrum, following on a year that was definitely tilted in that direction, and a five-year period that was really, REALLY tilted. The following table shows the performance, over the past one, three, and five years, of various fund categories, based on data from
Morningstar:

[CHART]

              VALUE     GROWTH
1 Year        14.05%      0.19%
3 Year         6.95%     -4.35%
5 Year         4.54%    -16.22%

This pattern of weak growth-stock performance is exactly what one would expect...during the bear-market phase of a stock-market cycle. But from a historical perspective, it's distinctly unusual for the last two years of a recovery. Bridgeway's models are at last suggesting a shift toward growth stocks, though not as strongly as they indicate a shift toward large stocks. When will these shifts occur? That we can't say. And though it may be tempting to try to "time" the shift - betting on its occurring at such-and-such a point, and switching investment strategies in an effort to capture the market's change of direction - we really would recommend against this. Of all the "foolproof systems" that investors have developed over the centuries to beat the market, "market timing" has generally been one of the least successful. In an upcoming shareholder letter, we'll discuss some of the theories of market timing and some of the reasons why they have so rarely paid off. But for now, we'd simply suggest that you revisit your original investment plan, make any changes to your portfolio necessary to bring it in line with that plan, and sit tight. In many parts of the country, locals are fond of remarking that if you don't like the weather, you should just wait five minutes. Absent a little hyperbole, the same is true of the market.

DETAILED EXPLANATION OF SIX MONTHS PERFORMANCE--WHAT WORKED

TRANSLATION: The bias toward small stocks certainly helped our Fund over this six-month period: Fifty-one of the stocks in our portfolio appreciated by more than 50%, and 9 (18% of the 50%-plus list) earned returns in the triple digits.

RANK        DESCRIPTION                                      INDUSTRY                                 % GAIN
------------------------------------------------------------------------------------------------------------
1           Monarch Casino & Resort Inc                      Lodging                                  187.6%
2           Essex Corp                                       Telecommunications                       150.3%
3           Sirius Satellite Radio Inc                       Media                                    148.4%
4           ATP Oil & Gas Corp                               Oil & Gas                                142.2%
5           Zones Inc                                        Retail                                   133.5%
6           Park-Ohio Holdings Corp                          Miscellaneous Manufacturer               118.7%
7           Comtech Telecommunications Corp                  Telecommunications                       111.8%
8           Parlux Fragrances Inc                            Cosmetics/Personal Care                  105.3%
9           Virage Logic Corp                                Semiconductors                           104.3%
10          Mannatech Inc                                    Pharmaceuticals                           98.3%
11          Introgen Therapeutics Inc                        Pharmaceuticals                           98.1%
12          EndWave Corp                                     Telecommunications                        96.8%
13          AirGate PCS Inc                                  Telecommunications                        95.9%
14          Spartan Stores Inc                               Food                                      95.6%

RANK        DESCRIPTION                                      INDUSTRY                                 % GAIN
------------------------------------------------------------------------------------------------------------
15          Five Star Quality Care Inc                       Healthcare Services                       92.5%
16          Third Wave Technologies Inc                      Biotechnology                             91.5%
17          Napster Inc                                      Internet                                  91.5%
18          Novamed Eyecare Inc                              Healthcare-Services                       90.7%
19          Lifecore Biomedical Inc                          Healthcare-Products                       83.4%
20          Greenbrier Cos Inc                               Trucking & Leasing                        77.7%
21          Rigel Pharmaceuticals Inc                        Pharmaceuticals                           71.9%
22          Cantel Medical Corp                              Healthcare-Products                       69.9%
23          Material Sciences Corp                           Iron/Steel                                68.9%
24          Onyx Acceptance Corp                             Diversified Finan Serv                    68.7%
25          Ubiquitel Inc                                    Telecommunications                        68.7%
26          Jupitermedia Corp                                Internet                                  67.9%
27          Famous Dave's Of America Inc                     Retail                                    65.5%
28          Vineyard National Bancorp Co                     Banks                                     64.8%
29          Caliper Life Sciences Inc                        Healthcare-Products                       61.9%
30          Bankrate Inc                                     Commercial Services                       61.8%
31          @ Road Inc                                       Internet                                  61.3%
32          Digi International Inc                           Software                                  60.4%
33          Ceradyne Inc                                     Miscellaneous Manufacturer                59.9%
34          Deckers Outdoor Corp                             Apparel                                   59.3%
35          Clean Harbors Inc                                Environmental Control                     59.1%
36          Northfield Laboratories Inc                      Biotechnology                             58.1%
37          Collectors Universe Inc                          Commercial Services                       56.8%
38          Westmoreland Coal Co                             Coal                                      56.6%
39          Sirenza Microdevices Inc                         Telecommunications                        56.5%
40          Books-A-Million Inc                              Retail                                    56.3%
41          Washington Savings Bank                          Savings & Loans                           55.0%
42          MarketWatch.com Inc                              Internet                                  53.5%
43          Dialysis Corp Of America                         Healthcare-Services                       52.8%
44          Argon St Inc                                     Aerospace/Defense                         52.5%
45          Merge Technologies Inc                           Healthcare-Products                       52.1%
46          Roanoke Electric Steel Corp                      Iron/Steel                                52.0%
47          HMS Holdings Corp                                Commercial Services                       51.1%
48          SI International Inc                             Computers                                 50.9%
49          Nanometrics Inc                                  Semiconductors                            50.6%
50          Aladdin Knowledge Systems                        Internet                                  50.5%
51          The Andersons Inc                                Agriculture                               50.1%

NOTE: SMALL POSITIONS WITH APPRECIATION OR LOSS LESS THAN 0.01% IMPACT ON THE FUND PERFORMANCE ARE EXCLUDED FROM THE LIST OF BEST AND WORST PERFORMERS.

Of the triple-digit club, several members really caught fire in the fourth quarter. This is a pattern we've seen in many stocks this year, usually as a result of companies' announcing strong third-quarter results, and that was certainly the case with Monarch Casino & Resort Inc., which operates the Atlantis Casino Resort in Reno, and saw its third-quarter earnings grow by 50% over the previous year, thanks to significant increases in casino, hotel, food, and beverage revenues.

Parlux Fragrances Inc. also owed its success to impressive quarterly performance. The Ft. Lauderdale company makes and markets colognes and personal products, often under celebrity names that it licenses (most recent to hit the shelves: "Paris Hilton," the perfume). But while it may be easy to poke fun at the products, it's difficult to laugh at the numbers: In early November the company announced that earnings for its second fiscal quarter were up 70% over the same period in the previous year - and that was after doubling profits in the fourth fiscal quarter of the year. Smelling success, investors bid up the stock to a 105.3% gain for the second half of 2004.

And then there's Sirius Satellite Radio Inc., which is not an earnings story at all. In fact, in the third quarter, the company lost 14 cents per share, compared with a loss of 11 cents per share in the third quarter of last year. So why did the stock appreciate by more than 148% in the second half? Credit "shock-jock" disk-jockey Howard Stern, who in October made a highly publicized move from broadcast radio to Sirius' line-up, giving Sirius' stock a significant shot in the arm. The stock got another hefty boost a month later, when Mel Karmazin, a cost-cutting specialist and former president of Viacom, Inc., joined Sirius as CEO. The two hires raised the company's profile and elevated it, in the eyes of many investors, well above the status of its former competitor.

DETAILED EXPLANATION OF SIX MONTHS PERFORMANCE--WHAT DIDN'T WORK

Translation: As noted above, even a remarkably strong market for small stocks can't prevent small-stock losses, particularly when companies just plain mess up
- which was the case with several of the 13 stocks in the Fund that lost more than 50% in the six months ending December 31, 2004.

RANK        DESCRIPTION                                      INDUSTRY                                 % LOSS
------------------------------------------------------------------------------------------------------------
1           Trump Hotels & Casino Resorts Inc                Lodging                                  -84.5%
2           Intermet Corp                                    Metal Fabricate/Hardware                 -79.1%
3           Maxim Pharmaceuticals Inc                        Biotechnology                            -69.2%
4           Netopia Inc                                      Internet                                 -61.1%
5           Three-Five Systems Inc                           Semiconductors                           -60.9%
6           Urologix Inc                                     Healthcare-Products                      -58.1%
7           Brillian Corp                                    Semiconductors                           -57.2%
8           MGP Ingredients Inc                              Food                                     -55.3%
9           Ap Pharma Inc                                    Pharmaceuticals                          -55.1%
10          Applica Inc                                      Home Furnishings                         -51.1%
11          Intelligroup Inc                                 Computers                                -51.1%
12          Extended Systems Inc                             Computers                                -50.8%
13          ATA Holdings Corp                                Airlines                                 -50.1%

NOTE: SMALL POSITIONS WITH APPRECIATION OR LOSS LESS THAN 0.01% IMPACT ON THE FUND PERFORMANCE ARE EXCLUDED FROM THE LIST OF BEST AND WORST PERFORMERS.

If many of the stocks on our winners' list were beneficiaries of a "fourth-quarter effect," making their most impressive gains in the last three months of the year, Maxim Pharmaceuticals Inc. was...the reverse. In September, the stock dropped by 46% on news that clinical trials of the company's cancer drug indicated that the drug did not in fact improve survival rates in patients with advanced cancer. Additional test results - with similar findings - were announced in December, provoking another crash in the share price. Even a plan to slash costs by laying off 50% of the company's work force failed to lift the stock, and it didn't help that among the departing employees were Maxim Pharmaceuticals Inc.'s CFO and Chief Scientific Officer. Given the pain, it's not surprising that we lost more than 69% on our position in the second half of the year.

Brillian Corp. was also a fourth-quarter loser. The company makes technology used in high-end display applications, such as binoculars and high-definition television sets. Hopes were riding high earlier in the year when the company announced that a major U.S. retailer - later identified as Sears - had agreed to sell Brillian Corp. large-screen TVs, expected to ship just in time for football season. But in September, Sears bailed on the plan when Brillian Corp.'s was unable to provide the TVs in time, thanks to a failure on the part of JDS Uniphase to deliver necessary components. Brillian's Corp.'s stock lost more than 76% in the two months following Sears' bailout, though it later recovered enough to cost us "just" 57.2% in the second half.

Then again, there were straight "bad numbers" stories, like Applica Inc. Based in Miramar, FL, the company makes small household appliances, such as coffee-makers. But Applica Inc. brewed up nothing but trouble for investors this year, as each quarter presented yet another earnings disappointment. (In the third quarter, for example, the company produced a loss of 41 cents per share, compared with a profit of 20 cents per share in 2003.) To be fair, some of that loss is a function of moves that may ultimately benefit the company, such as the sale of one of its divisions and the sale of its manufacturing facility in China. But any such benefits didn't show up in time to prevent our Fund from taking more than a 51% loss on our Applica Inc. position.

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2004, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above-average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 1-800-661-3550 OR VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (02/05)

CONCLUSION

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery

John Montgomery

DISCLOSURE OF FUND EXPENSES
(UNAUDITED)

As a shareholder to the Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 6 months of purchase or if the S&P 500 Index without dividends reinvested has declined more than 5% cumulatively over the previous five trading days) and (2) ongoing costs including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2004 and held until December 31, 2004.

ACTUAL RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

BRIDGEWAY ULTRA-SMALL COMPANY MARKET FUND

                                                  BEGINNING                  ENDING                  EXPENSE PAID
                                                ACCOUNT VALUE             ACCOUNT VALUE             DURING PERIOD*
                                                   7/1/04                   12/31/04               7/1/04 - 12/31/04
--------------------------------------------------------------------------------------------------------------------
Actual Fund Return                               $ 1,000.00                $ 1,111.92                   $ 3.62
Hypothetical Fund Return                         $ 1,000.00                $ 1,021.77                   $ 3.47

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.68% MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE FIRST FISCAL HALF-YEAR DIVIDED BY 365 DAYS IN THE CURRENT YEAR (TO REFLECT THE ONE HALF-YEAR PERIOD).

SCHEDULE OF INVESTMENTS
SHOWING PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2004 (UNAUDITED)

   INDUSTRY   COMPANY                                         SHARES           VALUE
-----------------------------------------------------------------------------------------
COMMON STOCKS - 95.5%
   ADVERTISING - 0.7%
              Traffix Inc                                        248,700   $    1,579,245
              Ventiv Health Inc*                                 198,300        4,029,456
                                                                           --------------
                                                                                5,608,701

   AEROSPACE/DEFENSE - 0.8%
              Argon St Inc*                                      137,600        4,877,920
              Arotech Corp*+                                     703,000        1,138,860
              CPI Aerostructures Inc*                             38,100          436,245
              EDO Corp                                             3,700          117,475
              Titan Corp*                                          2,832           45,878
                                                                           --------------
                                                                                6,616,378
   AGRICULTURE - 0.3%
              The Andersons Inc                                  101,181        2,580,115

   AIRLINES - 0.3%
              Hawaiian Holdings Inc*                              19,000          129,770
              MAIR Holdings Inc*                                 116,414        1,071,009
              Midwest Air Group Inc*                             300,000          873,000
                                                                           --------------
                                                                                2,073,779

   APPAREL - 1.8%
              Ashworth Inc*                                      135,807        1,478,938
              Deckers Outdoor Corp*+                             146,100        6,865,239
              Haggar Corp                                        100,450        2,358,465
              Hartmarx Corp*                                     199,200        1,547,784
              Lakeland Industries Inc*                            26,200          531,598
              Rocky Shoes & Boots Inc*                            11,064          328,601
              Tandy Brands Accessories Inc                        65,009          963,433
                                                                           --------------
                                                                               14,074,058

   AUTO PARTS & EQUIPMENT - 0.8%
              Noble International Ltd                             77,400        1,578,186
              R&B Inc*                                            38,157          953,543
              Tenneco Automotive Inc*                             73,000        1,258,520
              Titan International Inc                            144,000        2,174,400
              Transpro Inc*                                      127,700          778,970
                                                                           --------------
                                                                                6,743,619

   BANKS - 10.2%
              ABC Bancorp                                         61,500        1,291,500
              Abigail Adams National
                Bancorp                                           22,200          429,068
              Banc Corp*                                          36,700          302,408
              Bancorp Rhode Island Inc                            65,200        2,575,400
              Bank of America Corp                                59,718        2,806,149
              Bank of the Ozarks Inc                              40,800        1,388,424
              Banknorth Group Inc                                 17,793          651,224
              BB&T Corp                                            1,300           54,665
              BNCCORP Inc                                         50,310          835,146
              Bryn Mawr Bank Corp                                 22,560          496,094
              Capital Bank Corp                                   61,200        1,123,632
              Capital Corp of the West                            52,900        2,486,353
              Capital Crossing Bank*                              87,600        2,688,444
              Cardinal Financial Corp*                           120,500        1,343,575
              Cascade Bancorp                                        900           18,198
              Cascade Financial Corp                              59,373        1,116,212
              Cass Information
                Systems Inc                                       40,837        1,427,253
              Center Financial Corp                              135,600        2,714,712
              Central Bancorp Inc                                 30,000          840,300
              City National Corp                                     579           40,906
              CoBiz Inc                                              900   $       18,270
              Columbia Bancorp                                    27,725          947,918
              Columbia Bancorp / OR                               24,310          475,747
              Commercial Bankshares Inc                           10,937          421,074
              Fidelity Southern Corp                              57,476        1,092,044
              First Mariner Bancorp Inc*                         116,678        2,048,866
              First Mutual Bancshares Inc                         16,335          413,602
              FirstBank Corp                                       2,709           76,665
              FNB Corp                                            15,788          301,077
              FNB Financial Services Corp                         35,375          806,550
              First Place Financial Corp                          14,388          322,147
              First State Bancorp                                  8,500          312,460
              Fulton Financial Corp                               99,332        2,315,429
              Glacier Bancorp Inc                                    778           26,483
              Greater Community Bancorp                            4,478           73,529
              Guaranty Federal
                Bancshares Inc                                    62,556        1,504,847
              Heritage Commerce Corp*                             15,000          285,300
              Lakeland Financial Corp                             25,200        1,000,440
              Macatawa Bank Corp                                  59,595        1,924,323
              MB Financial Inc                                    47,818        2,015,529
              Mercantile Bank Corp                                35,883        1,417,379
              Merchants Bancshares Inc                            25,000          725,000
              Midsouth Bancorp Inc                                44,837        1,210,599
              MidWestOne Financial
                Group Inc                                         77,412        1,622,556
              North Valley Bancorp                                17,100          332,253
              Northrim BanCorp Inc                                81,878        1,924,133
              NSD Bancorp Inc                                      4,800          174,240
              Oak Hill Financial Inc                              54,373        2,109,129
              PAB Bankshares Inc                                  70,000          917,700
              Pelican Financial Inc*                              75,000          499,500
              Pinnacle Financial
                Partners Inc*                                    127,700        2,888,702
              PrivateBancorp Inc                                  37,200        1,198,956
              Prosperity Bancshares Inc                              800           23,368
              Redwood Empire Bancorp                              26,265          777,444
              South Financial Group Inc                           72,457        2,357,026
              Southern Community
                Financial Corp                                    48,065          497,473
              Southside Bancshares Inc                            46,856        1,070,660
              Southwest Bancorp Inc                               36,678          897,877
              State Financial Services Corp                       65,400        1,968,540
              Summit Bancshares Inc                                4,809          180,337
              Susquehanna Bancshares Inc                          52,158        1,301,342
              Umpqua Holdings Corp                               100,288        2,528,260
              UnionBanCal Corp                                    10,606          683,875
              United Security Bancshares                          29,296          719,217
              Vail Banks Inc                                      78,000        1,014,000
              Valley Bancorp*                                     12,700          542,163
              Vineyard National Bancorp Co                        91,940        3,021,148
              Virginia Commerce Bancorp*                          74,975        2,123,292
              Western Sierra Bancorp*                             64,744        2,483,256
              Wilshire Bancorp Inc*                              234,944        3,885,974
              Yardville National Bancorp                           6,200          212,412
                                                                           --------------
                                                                               82,319,774

   BEVERAGES - 0.2%
              Green Mountain Coffee
                Roasters Inc*                                     56,300        1,413,130
              Peet's Coffee & Tea Inc*                            17,400          460,578
              Redhook Ale Brewery Inc*                            23,000           80,753
                                                                           --------------
                                                                                1,954,461

   INDUSTRY   COMPANY                                         SHARES           VALUE
-----------------------------------------------------------------------------------------
   BIOTECHNOLOGY - 3.6%
              Aksys Ltd*+                                         54,800   $      304,688
              Aphton Corp*                                        77,800          241,958
              Arqule Inc*                                        387,489        2,243,561
              Avant
                Immunotherapeutics Inc*                           82,415          165,654
              Curis Inc*                                         151,153          789,019
              Embrex Inc*                                        146,024        1,934,818
              Encysive
                Pharmaceuticals Inc*                             330,900        3,285,837
              Gene Logic Inc*                                     61,899          227,788
              Genetronics Biomedical
                Corp*                                            337,800        1,330,932
              GenVec Inc*                                        321,393          523,871
              Harvard Biosciences Inc*                            33,300          154,179
              Illumina Inc*                                       52,843          500,952
              Immunogen Inc*                                      95,600          845,104
              Keryx
                Biopharmaceuticals Inc*                           57,647          666,976
              Lifecell Corp*                                     299,250        3,058,355
              Maxim
                Pharmaceuticals Inc*+                            108,700          328,274
              Nanogen Inc*                                       448,811        3,303,249
              Northfield Laboratories Inc*                        11,700          263,835
              Orchid BioSciences Inc*                            307,974        3,541,701
              Oscient Pharmaceuticals
                Corp*                                            164,500          600,425
              Oxigene Inc*                                       107,200          589,600
              Regeneration T
                echnologies Inc*                                  34,186          358,269
              Sangamo Biosciences Inc*                           112,300          673,800
              Seattle Genetics Inc*                              115,055          751,309
              Sonus Pharmaceuticals Inc*                          96,900          341,088
              Stratagene Corp*                                    53,513          414,726
              Third Wave
                Technologies Inc*                                136,400        1,173,040
                                                                           --------------
                                                                               28,613,008

   BUILDING MATERIALS - 0.2%
              Aaon Inc*                                              787           12,647
              Comfort Systems USA Inc*                            43,900          337,152
              Craftmade International Inc                         54,778        1,080,277
                                                                           --------------
                                                                                1,430,076

   CHEMICALS - 1.1%
              Aceto Corp                                         104,964        1,998,514
              American Vanguard Corp+                             57,000        2,096,460
              Balchem Corp                                        53,800        1,866,322
              Landec Corp*                                       116,500          796,860
              Lesco Inc*                                         107,400        1,384,386
              NewMarket Corp*                                     29,200          581,080
                                                                           --------------
                                                                                8,723,622

   COAL - 0.2%
              Westmoreland Coal Co*                               39,500        1,203,170

   COMMERCIAL SERVICES - 3.8%
              ACE Cash Express Inc*                               94,000        2,788,040
              Bankrate Inc*                                      144,800        2,005,480
              Cadmus Communications
                Corp                                              67,446          863,309
              Carriage Services Inc*                             134,500          664,430
              Cenveo Inc*                                          2,500            7,750
              Collectors Universe Inc*                            14,700          299,733
              Cornell Cos Inc*                                   120,900   $    1,835,262
              Discovery Partners
                International Inc*                               363,534        1,726,786
              Exponent Inc*                                       73,762        2,027,717
              FTI Consulting Inc*                                  4,050           85,333
              Geo Group Inc*                                     101,400        2,695,212
              Healthcare Services
                Group Inc                                         23,700          493,908
              HMS Holdings Corp*                                 114,500        1,029,355
              Hudson Highland
                Group Inc*                                        16,295          469,296
              Kendle International Inc*                           22,390          197,032
              Medical Staffing Network
                Holdings Inc*                                     29,900          244,881
              Medifast Inc*                                       37,900          133,408
              Multi-Color Corp*                                   59,136        1,062,083
              National Research Corp*                             40,300          650,845
              NCO Group Inc*                                      39,131        1,011,536
              Opinion Research Corp*                              17,400          116,406
              Perceptron Inc*                                    119,274          870,700
              Princeton Review Inc*                               10,261           63,105
              Providence Services Corp*                           52,992        1,111,242
              RCM Technologies Inc*                              173,319          871,968
              Rent-Way Inc*                                       94,300          755,343
              Rock of Ages Corp                                    8,900           64,970
              SFBC International Inc*                             86,070        3,399,765
              SM&A*                                              153,850        1,312,494
              Source Interlink Cos Inc*                          145,432        1,931,337
                                                                           --------------
                                                                               30,788,726
   COMPUTERS - 4.4%
              AMX Corp*                                           13,700          225,639
              Ansoft Corp*                                        50,300        1,016,060
              BindView
                Development Corp*                                254,500        1,107,075
              Brooktrout Inc*                                    143,225        1,720,132
              Ciber Inc*                                           2,498           24,081
              Cyberguard Corp*                                   103,200          650,160
              Dataram Corp*                                       82,533          524,910
              Delphax Technologies Inc*                           26,950          106,452
              Dynamics Research Corp*                             80,900        1,442,447
              Extended Systems Inc*                              301,000          740,460
              Immersion Corp*                                     20,226          147,447
              Inforte Corp*                                      171,700        1,352,996
              Innodata Isogen Inc*                               156,450        1,539,468
              Intervoice-Brite Inc*                              257,500        3,437,625
              Maxwell Technologies Inc*                           72,600          736,164
              Merge Technologies Inc*                             59,200        1,317,200
              Mobility Electronics Inc*                           49,800          427,284
              Nuance
                Communications Inc*                              169,600          702,144
              Overland Storage Inc*                                6,800          113,492
              Pomeroy IT Solutions Inc*                           99,600        1,514,916
              Printronix Inc*                                     69,800        1,250,118
              Rimage Corp*                                       120,069        1,928,308
              SI International Inc*                               76,700        2,359,292
              Sigma Designs Inc*                                 210,660        2,092,696
              Stratasys Inc*                                      87,050        2,921,398
              TechTeam Global Inc*                               141,770        1,441,801
              Tier Technologies Inc*                             166,600        1,541,050
              Transact Technologies Inc*                         136,050        2,906,028
              Tripos Inc*                                         19,443          103,631
              Xanser Corp*                                       151,200          423,360
                                                                           --------------
                                                                               35,813,834

   INDUSTRY   COMPANY                                         SHARES           VALUE
-----------------------------------------------------------------------------------------
   COSMETICS/PERSONAL CARE - 1.1%
              Chattem Inc*                                         5,800   $      191,980
              Parlux Fragrances Inc*                             381,363        8,573,040
                                                                           --------------
                                                                                8,765,020

   DISTRIBUTION/WHOLESALE - 1.8%
              Advanced Marketing
                Services Inc                                      24,425          245,715
              Brightpoint Inc*                                   138,375        2,703,848
              Central European
                Distribution Corp*                                69,750        2,060,415
              Huttig Building Products Inc*                       31,800          332,310
              Navarre Corp*                                      521,700        9,181,920
                                                                           --------------
                                                                               14,524,208

   DIVERSIFIED FINANANCIAL SERVICE - 1.3%
              Asta Funding Inc                                    62,100        1,666,764
              BKF Capital Group Inc                               52,200        1,978,380
              Consumer Portfolio
                Services Inc*                                    332,800        1,620,736
              Education Lending
                Group Inc*                                         8,300          128,733
              Maxcor Financial Group Inc                         110,300          977,258
              Nicholas Financial Inc                               6,800           97,369
              Onyx Acceptance Corp                                63,525        1,776,159
              Sanders Morris Harris
                Group Inc                                         85,509        1,522,915
              United PanAm Financial Corp*                        53,100        1,012,086
              The Washtenaw Group Inc*                            22,100           34,034
                                                                           --------------
                                                                               10,814,434

   ELECTRIC - 0.3%
              Green Mountain Power Corp                           51,100        1,473,213
              Unitil Corp                                         24,000          679,200
                                                                           --------------
                                                                                2,152,413

   ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
              Active Power Inc*                                  462,309        2,126,621
              American Semiconductor
                Corp*                                            125,100        1,862,739
              Capstone Turbine Corp*                             658,700        1,205,421
              The Lamson & Sessions Co*                          203,600        1,852,760
              Nortech Systems Inc*                                 1,400            7,895
              TII Network Technologies Inc*                      143,700          219,861
                                                                           --------------
                                                                                7,275,297

   ELECTRONICS - 5.0%
              Advanced Photonix Inc -
                Class A*                                         156,350          284,557
              Axsys Technologies Inc*                             61,200        1,075,896
              Badger Meter Inc                                    84,400        2,527,780
              Bonso Electronic
                International Inc                                 40,971          216,696
              Fargo Electronics Inc*                              33,550          502,881
              Faro Technologies Inc*                              84,500        2,634,710
              Frequency Electronics Inc                           41,100          610,335
              LeCroy Corp*                                       107,500        2,509,050
              Lowrance Electronics Inc                            57,900        1,823,792
              Measurement Specialties Inc*                        99,800        2,540,908
              Merix Corp*                                        146,447        1,687,069
              Metrologic Instruments Inc*                        105,000        2,231,250
              OI Corp*                                            35,200          334,752
              Sonic Solutions Inc*                               107,700        2,416,788
              Spectrum Control Inc*                               69,300          503,118
              SRS Labs Inc*                                       50,800   $      317,551
              Sypris Solutions Inc                                12,800          195,968
              Taser International Inc*+                          574,000       18,132,660
                                                                           --------------
                                                                               40,545,761
   ENERGY - ALTERNATE SOURCES - 0.2%
              Electric City Corp*                                317,900          391,017
              Evergreen Solar Inc*                               178,400          779,608
                                                                           --------------
                                                                                1,170,625
   ENGINEERING & CONSTRUCTION - 0.9%
              Bluegreen Corp*                                    104,300        2,068,269
              Keith Cos Inc*                                      47,500          826,025
              Layne Christensen Co*                              161,900        2,938,485
              Michael Baker Corp*                                 51,700        1,013,320
              Perini Corp*                                         5,500           91,795
                                                                           --------------
                                                                                6,937,894

   ENTERTAINMENT - 0.6%
              Canterbury Park
                Holdings Corp*                                    59,400        1,202,850
              Gaylord Entertainment Co*                           44,852        1,862,704
              Image Entertainment Inc                            114,740          681,556
              Nevada Gold & Casinos Inc*                          96,000        1,171,200
                                                                           --------------
                                                                                4,918,310

   ENVIRONMENTAL CONTROL - 0.7%
              Clean Harbors Inc*                                 157,947        2,381,841
              Darling International Inc*                         379,200        1,653,312
              Waste Industries USA Inc                           130,900        1,623,160
                                                                           --------------
                                                                                5,658,313

   FOOD - 0.9%
              Imperial Sugar Co*                                  79,016        1,505,255
              M&F Worldwide Corp*                                 40,300          548,886
              MGP Ingredients Inc                                 42,504          367,235
              Monterey Gourmet Foods Inc*                        230,800          780,104
              Rocky Mountain Chocolate
                Factory Inc                                       42,240          618,816
              Spartan Stores Inc*                                343,650        2,285,272
              Village Super Market Inc -
                Class A                                           12,300          450,426
              Zapata Corp*                                        10,900          652,910
                                                                           --------------
                                                                                7,208,904

   FOREST PRODUCTS & PAPER - 0.1%
              Pope & Talbot Inc                                   56,200          961,582

   GAS - 0.3%
              Chesapeake Utilities Corp                           48,700        1,300,290
              EnergySouth Inc                                     44,250        1,240,770
                                                                           --------------
                                                                                2,541,060

   HAND/MACHINE TOOLS - 0.1%
              Starrett (L.S.) Co - Class A                        29,200          601,520

   HEALTHCARE PRODUCTS - 5.7%
              Abaxis Inc*                                        169,700        2,458,953
              Abiomed Inc*+                                      189,902        2,932,087
              Arrhythmia Research
                Technology Inc*                                   37,000          780,330
              Atrion Corp                                         39,148        1,771,251
              Bruker BioSciences Corp*                            13,237           53,345
              Caliper Life Sciences Inc*                          68,000          512,040
              Candela Corp*                                      118,035        1,340,878
              Cantel Medical Corp*                                54,800        2,050,616

   INDUSTRY   COMPANY                                         SHARES           VALUE
-----------------------------------------------------------------------------------------
   HEALTHCARE PRODUCTS (CONTINUED)
              Cardiotech International Inc*                      201,100   $      593,245
              Compex Technologies Inc*                           181,040          845,457
              Criticare Systems Inc*                             252,650          904,487
              Encore Medical Corp*                               111,400          756,406
              Endocardial Solutions Inc*                         208,400        2,438,280
              Endologix Inc*                                      80,000          546,400
              Enpath Medical Inc*                                 24,700          266,760
              Implant Sciences Corp*                              85,100          829,725
              LCA-Vision Inc                                     241,297        5,643,937
              Lifecore Biomedical Inc*                           217,646        2,450,694
              Medical Action Industries Inc*                      40,000          788,000
              Merit Medical Systems Inc*                          17,500          267,400
              Microvision Inc*                                   109,444          766,108
              NMT Medical Inc*                                    52,600          260,370
              Orthologic Corp*                                     2,000           12,500
              Orthovita Inc*                                     115,800          485,202
              PhotoMedex Inc*                                    188,200          508,140
              Quidel Corp*                                       397,600        2,019,808
              Quinton Cardiology
                Systems Inc*                                     253,500        2,676,960
              Rita Medical Systems Inc*                          224,222          867,739
              Somanetics Corp*                                   234,200        3,609,022
              Spectranetics Corp*                                159,500          896,549
              SRI/Surgical Express Inc*                           28,800          142,848
              Tutogen Medical Inc*                               248,200          627,946
              Urologix Inc*                                      187,000        1,209,890
              Utah Medical Products Inc                           49,900        1,121,253
              Vital Images Inc*                                  125,936        2,109,428
              Zila Inc*                                           73,500          314,580
                                                                           --------------
                                                                               45,858,634

   HEALTHCARE SERVICES - 2.4%
              Air Methods Corp*                                  120,655        1,037,633
              Almost Family Inc*                                   5,800           83,810
              Amedisys Inc*                                      171,100        5,541,929
              America Service Group Inc*                         109,500        2,931,315
              Amsurg Corp*                                         1,200           35,448
              Bio-Imaging Technologies Inc*                       77,400          424,152
              Bio-Reference
                Laboratories Inc*                                135,600        2,359,440
              Chronimed Inc*                                      60,400          394,412
              Dialysis Corp of America*                           18,600          454,398
              Five Star Quality Care Inc*                         34,000          287,980
              Horizon Health Corp*                                56,300        1,569,644
              Medcath Corp*                                       50,020        1,232,493
              Novamed Eyecare Inc*                                64,300          423,094
              Option Care Inc                                      4,875           83,801
              Psychiatric Solutions Inc*                          52,300        1,912,088
              Radiologix Inc*                                    129,000          567,600
                                                                           --------------
                                                                               19,339,237

   HOLDING COMPANIES-DIVERSIFIED - 0.0%^
              Resources American Inc                               1,298           42,185

   HOME BUILDERS - 0.1%
              Hovnanian Enterprises Inc -
                Class A*                                             822           40,705
              Meritage Homes Corp*                                   900          101,430
              Nobility Homes Inc                                  11,300          263,290
              Orleans Homebuilders Inc*                           24,400          484,340
              Technical Olympic USA Inc                            1,125           28,552
                                                                           --------------
                                                                                  918,317

   HOME FURNISHINGS - 0.6%
              Cobra Electronics Corp*                             33,700   $      273,307
              Flexsteel Industries Inc                            34,730          612,950
              Koss Corp                                            4,138           77,587
              The Rowe Cos*                                       26,800          138,556
              Salton Inc*                                        171,900          972,954
              Stanley Furniture Co Inc                            44,300        1,991,285
              Universal Electronics Inc*                          23,500          413,600
                                                                           --------------
                                                                                4,480,239
   HOUSEHOLD PRODUCTS/WARES - 0.2%
              CNS Inc                                            105,050        1,318,377
              Nashua Corp*                                        38,600          438,496
                                                                           --------------
                                                                                1,756,873

   HOUSEWARES - 0.3%
              Enesco Group Inc*                                  120,000          969,600
              Lifetime Hoan Corp                                  70,480        1,120,632
                                                                           --------------
                                                                                2,090,232

   INSURANCE - 1.7%
              American Independence Corp*                         45,135          659,422
              Brooke Corp                                         10,800          260,928
              Ceres Group Inc*                                   354,900        1,831,284
              Donegal Group Inc                                  104,302        2,391,645
              Fidelity National Financial Inc                     45,941        2,098,125
              FPIC Insurance Group Inc*                            3,200          113,216
              Investors Title Co                                  56,432        2,077,262
              Meadowbrook Insurance
                Group Inc*                                       370,400        1,848,296
              Merchants Group Inc                                  3,400           81,600
              Penn-America Group Inc                              37,010          558,851
              PMA Capital Corp - Class A*                         65,390          676,785
              SCPIE Holdings Inc*                                 18,200          180,180
              Vesta Insurance Group Inc                          345,200        1,270,336
                                                                           --------------
                                                                               14,047,930

   INTERNET - 4.3%
              Aladdin Knowledge
                Systems Ltd*                                     101,295        2,507,051
              Ask Jeeves Inc*                                    227,500        6,085,625
              @ Road Inc*                                         79,964          552,551
              Blue Coat Systems Inc*                              55,300        1,029,133
              Captiva Software Corp*                             232,000        2,366,400
              Corillian Corp*                                    474,800        2,336,016
              Digitas Inc*                                       134,521        1,284,675
              drugstore.com Inc*                                  23,200           78,880
              E-Loan Inc*                                        258,310          873,088
              ePlus Inc*                                         100,800        1,190,448
              FindWhat.com*                                       52,700          934,371
              Harris Interactive Inc*                             70,300          555,370
              Ibasis Inc*+                                       186,500          458,790
              I-many Inc*                                        523,200          784,800
              Jupitermedia Corp*                                 164,000        3,899,920
              LookSmart Ltd*                                     799,626        1,751,181
              Marketwatch.com Inc*                               211,705        3,810,690
              Online Resources Corp*                             158,500        1,207,770
              Quotesmith.com Inc*                                 30,400          151,605
              Selectica Inc*                                      94,035          336,645
              Sina Corp*                                          33,900        1,086,834
              TheStreet.com Inc*                                 167,000          681,360
              United Online Inc*                                  14,029          161,754
              Valueclick Inc*                                     38,914          518,724
                                                                           --------------
                                                                               34,643,681

   INDUSTRY   COMPANY                                         SHARES           VALUE
-----------------------------------------------------------------------------------------
   IRON/STEEL - 1.3%
              Great Northern Iron Ore
                Properties                                        15,100   $    1,766,700
              Material Sciences Corp*                             33,500          602,665
              Olympic Steel Inc*                                  40,300        1,068,353
              Oregon Steel Mills Inc*                            170,000        3,449,300
              Roanoke Electric Steel Corp                         90,000        1,860,390
              Steel Technologies Inc                              50,816        1,397,948
                                                                           --------------
                                                                               10,145,356

   LEISURE TIME - 0.4%
              Aldila Inc                                          58,479          905,840
              Ambassadors International Inc                       77,600        1,220,648
              Johnson Outdoors Inc*                               60,250        1,211,025
                                                                           --------------
                                                                                3,337,513

   LODGING - 0.7%
              Lodgian Inc*                                        43,000          528,900
              Monarch Casino & Resort Inc*                        82,400        3,341,320
              Suburban Lodges of
                America Inc*                                       40400                0
              Wyndham International Inc -
                Class A*                                       1,490,000        1,773,100
                                                                           --------------
                                                                                5,643,320

   MACHINERY-DIVERSIFIED - 1.0%
              Gehl Co*                                           110,100        2,570,835
              Hurco Cos Inc*                                     219,934        3,628,911
              Paul Mueller Co                                     15,000          451,605
              Twin Disc Inc                                       68,200        1,742,510
                                                                           --------------
                                                                                8,393,861

   MEDIA - 0.7%
              Pegasus Communications
                Corp*+                                            76,600          719,274
              Point.360*                                          61,200          221,605
              Sirius Satellite Radio Inc*                        582,300        4,454,595
                                                                           --------------
                                                                                5,395,474

   METAL FABRICATE/HARDWARE - 0.9%
              Hawk Corp*                                          17,400          150,336
              Ladish Co Inc*                                      64,700          743,403
              Metals USA Inc*                                    220,500        4,090,275
              Northwest Pipe Co*                                  75,600        1,886,220
              Webco Industries Inc*                                3,800           40,926
                                                                           --------------
                                                                                6,911,160

   MINING - 0.5%
              Brush Engineered
                Materials Inc*                                   153,100        2,832,350
              Kinross Gold Corp*                                  22,353          157,365
              Vista Gold Corp*                                   161,500          613,700
                                                                           --------------
                                                                                3,603,415

   MISCELLANEOUS MANUFACTURING - 1.8%
              Ceradyne Inc*                                       81,750        4,676,917
              EnPro Industries Inc*                               13,600          402,152
              EXX Inc - Class A*                                  19,800           32,472
              Flanders Corp*                                     270,542        2,597,203
              Park-Ohio Holdings Corp*                           235,715        6,105,018
              Raven Industries Inc                                35,600          758,636
              Summa Industries Inc                                14,450          143,344
                                                                           --------------
                                                                               14,715,742

   OFFICE/BUSINESS EQUIPMENT - 0.2%
              TRM Corp*                                           75,750   $    1,790,730

   OIL & GAS - 2.6%
              Adams Resources & Energy Inc                         5,600           98,784
              ATP Oil & Gas Corp*                                199,400        3,704,852
              Brigham Exploration Co*                            198,600        1,787,400
              Castle Energy Corp                                   7,650           95,541
              Clayton Williams Energy Inc*                        41,500          950,350
              Edge Petroleum Corp*                               197,750        2,883,195
              Giant Industries Inc*                              133,800        3,547,038
              Harvest Natural
                Resources Inc*                                    95,900        1,656,193
              Magnum Hunter
                Resources Inc                                        200                0
              Meridian Resource Corp*                            404,000        2,444,200
              Petrocorp*                                           6,100                0
              Petroleum Development Corp*                         74,400        2,869,608
              Remington Oil & Gas Corp*                            1,400           38,150
              Royale Energy Inc*                                  93,856          674,825
                                                                           --------------
                                                                               20,750,136

   OIL & GAS SERVICES - 0.2%
              Lufkin Industries Inc                               47,871        1,910,436

   PACKAGING & CONTAINERS - 0.1%
              AEP Industries Inc*                                 58,800          872,004

   PHARMACEUTICALS - 5.1%
              Alteon Inc*                                         41,900           54,889
              Anika Therapeutics Inc*                            131,400        1,202,310
              Ap Pharma Inc*                                     134,600          222,090
              Bradley Pharmaceuticals Inc*                         2,100           40,740
              Collagenex
                Pharmaceuticals Inc*                             120,724          886,114
              D&K Healthcare
                Resources Inc                                     46,730          377,578
              Dendreon Corp*                                      62,575          674,558
              Dov Pharmaceuticals Inc*                           158,400        2,859,120
              Eli Lilly & Co                                      34,669        1,967,466
              Emisphere Technologies Inc*                        144,800          586,440
              First Horizon
                Pharmaceutical Corp*                             279,200        6,390,888
              Guilford Pharmaceuticals Inc*                      133,769          662,156
              HealthExtras Inc*                                   21,900          356,970
              Heska Corp*                                         95,700          111,873
              Hi-Tech Pharmacal Co Inc*                          112,476        2,074,057
              Hollis-Eden
                Pharmaceuticals Inc*                              49,739          468,541
              Insmed Inc*                                        126,400          277,954
              Integrated Biopharma Inc*                          100,100          690,690
              Intrabiotics
                Pharmaceuticals Inc*                             112,300          458,184
              Introgen Therapeutics Inc*+                        109,175          923,620
              Ista Pharmaceuticals Inc*                          101,400        1,026,168
              La Jolla Pharmaceuticals Co*                       522,100          871,907
              Mannatech Inc                                       90,680        1,726,547
              Matrixx Initiatives Inc*                            90,300        1,046,577
              Nastech Pharmaceutical Co*                         146,600        1,772,394
              National Medical Health
                Cardinal Systems Inc*                            103,408        2,388,828
              Neogen Corp*                                        69,281        1,569,215
              Nutraceutical International
                Corp*                                            107,139        1,651,012

   INDUSTRY   COMPANY                                         SHARES           VALUE
-----------------------------------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
              Nuvelo Inc*                                        136,104   $    1,340,624
              Orphan Medical Inc*                                132,279        1,186,543
              Pain Therapeutics Inc*                             114,000          821,940
              Penwest Pharmaceuticals Co*                         28,000          334,880
              Pharmacyclics Inc*                                 207,300        2,170,431
              Rigel Pharmaceuticals Inc*                          35,566          868,522
              Vivus Inc*                                         234,337        1,042,800
                                                                           --------------
                                                                               41,104,626

   REAL ESTATE - 0.8%
              California Coastal
                Communities Inc*                                 109,900        2,637,600
              Consolidated - Tomoka
                Land Co                                           43,800        1,883,400
              United Capital Corp*                                47,900        1,084,935
              Wellsford Real Properties Inc*                      60,100          866,642
              Wilshire Enterprises Inc*                           27,300          177,450
                                                                           --------------
                                                                                6,650,027

   RETAIL - 4.4%
              AC Moore Arts & Crafts Inc*                          7,400          213,194
              America's Car Mart Inc*                             74,700        2,838,600
              Ark Restaurants Inc                                 17,250          676,200
              Blair Corp                                          32,200        1,148,252
              The Bombay Co Inc*                                  81,900          452,907
              Books-A-Millions Inc                               191,906        1,846,136
              Buffalo Wild Wings Inc                              28,600          995,566
              Christopher & Banks Corp                             1,350           24,907
              Collegiate Pacific Inc                              25,000          345,750
              Cosi Inc*                                           36,547          221,109
              Dave & Buster's Inc*                               143,600        2,900,720
              Famous Dave's Of
                America Inc*                                     158,800        2,018,507
              Finlay Enterprises Inc*                             89,500        1,771,205
              First Cash Financial
                Services Inc*                                    116,250        3,105,037
              Friendly's Ice Cream Corp*                          97,900          822,360
              Frisch's Restaurants Inc                            47,800        1,139,074
              GTSI Corp*                                         117,235        1,232,140
              Hastings Entertainment Inc*                        125,400        1,038,312
              JOS A Bank Clothiers Inc*                           40,125        1,135,538
              Luby's Inc*                                        252,700        1,895,250
              Movie Gallery Inc                                    6,975          133,013
              National Vision Inc*                                88,600          660,070
              PC Mall Inc*                                        89,993        2,014,043
              The Pantry Inc*                                      3,300           99,297
              Rush Enterprises Inc -
                Class A*                                          43,600          707,628
              Rush Enterprises Inc -
                Class B*                                          43,600          754,716
              The Sportsman's Guide Inc*                         110,600        2,488,500
              Total Entertainment Rest
                Corp*                                            122,581        1,461,165
              Trans World Entertainment
                Corp*                                             70,300          876,641
              Zones Inc*                                          60,000          397,800
                                                                           --------------
                                                                               35,413,637

   SAVINGS & LOANS - 4.0%
              Berkshire Hills Bancorp Inc                         34,800        1,292,820
              Beverly Hills Bancorp Inc                           82,822          836,502
              BostonFed Bancorp Inc                                  400           18,108
              Carver Bancorp Inc                                 107,000        2,135,720
              Centrue Financial Corp                              26,000   $      733,460
              Citizens First Financial Corp                        5,400          175,338
              Cooperative Bankshares Inc                           1,400           37,814
              Fidelity Bancorp Inc                                46,080        1,161,216
              First Defiance Financial Corp                       27,800          791,466
              First Federal Bankshares Inc                        86,320        1,238,688
              First Pactrust Bancorp Inc                          53,800        1,471,430
              FirstBank NW Corp                                   21,492          610,588
              HMN Financial Inc                                   55,300        1,775,130
              Harrington West Financial
                Group Inc                                         88,320        1,581,814
              Heritage Financial Corp                              6,100          134,932
              Horizon Financial Corp                              65,300        1,343,874
              Itla Capital Corp*                                     400           23,516
              LSB Corp                                            76,350        1,414,002
              Lincoln Bancorp                                     14,800          285,477
              MASSBANK Corp                                       23,936          896,403
              MutualFirst Financial Inc                            6,715          163,510
              Mystic Financial Inc                                37,178        1,530,246
              NewAlliance Bancshares Inc                          67,028        1,025,528
              NewMil Bancorp Inc                                  45,600        1,427,280
              North Central Bancshares Inc                        19,650          814,492
              Northeast Bancorp                                    4,700          107,160
              Provident Financial
                Holdings Inc                                      54,849        1,582,394
              Pulaski Financial Corp                              75,462        1,546,971
              PVF Capital Corp                                    75,720        1,044,936
              Rainer Pacific Financial
                Group Inc                                         26,100          467,190
              Riverview Bancorp Inc                               25,800          571,728
              Sovereign Bancorp Inc                                    1               23
              Sterling Financial Corp*                               804           31,565
              Synergy Financial Group Inc                         21,400          287,616
              Teche Holding Co                                    11,400          436,050
              Timberland Bancorp Inc                              19,800          452,430
              Union Community Bancorp                             44,600          832,236
              Washington Savings Bank                             95,850        1,528,807
                                                                           --------------
                                                                               31,808,460

   SEMICONDUCTORS - 2.3%
              ADE Corp*                                          130,000        2,433,600
              Advanced Power
                Technology Inc*                                  206,500        1,598,310
              Aetrium Inc*                                       116,900          458,248
              All American
                Semiconductor Inc*                                13,200           78,144
              Alliance Semiconductor Corp*                        40,140          148,518
              Anadigics Inc*                                     333,401        1,250,254
              Brilliant Corp*                                     34,825          120,146
              Catalyst Semiconductor Inc*                         93,173          512,451
              Ceva Inc*                                          157,696        1,436,137
              Diodes Inc*                                         42,150          953,854
              Electroglas Inc*                                    59,498          282,615
              FSI International Inc*                              77,408          361,495
              HI/FN Inc*                                          28,300          260,926
              IXYS Corp*                                           2,700           27,864
              Kopin Corp*                                         92,100          356,427
              LogicVision Inc*                                    41,500          121,595
              Monolithic System
                Technology Inc*                                   57,789          360,025
              Nanometrics Inc*                                    44,800          722,131
              PLX Technology Inc*                                261,500        2,719,600
              Ramtron International Corp*                         40,200          160,800
              Richardson Electronics Ltd                          67,545          716,652

   INDUSTRY   COMPANY                                         SHARES           VALUE
-----------------------------------------------------------------------------------------
              Rudolph Technologies Inc*                           56,464   $      969,487
              Supertex Inc*                                          304            6,597
              Therma-Wave Inc*                                   160,300          554,638
              Virage Logic Corp*                                  50,897          945,157
              White Electronic
                Designs Corp*                                    171,400        1,084,962
                                                                           --------------
                                                                               18,640,633

   SOFTWARE - 3.7%
              Allscripts Healthcare
                Soutions Inc*                                     94,453        1,007,813
              American Software Inc                               25,238          152,185
              Aspen Technology Inc*                               58,800          365,148
              Authentidate Holding Corp*                          63,000          389,970
              CAM Commerce Solutions Inc*                         93,900        1,592,638
              Captaris Inc*                                      310,700        1,603,212
              Computer Programs &
                Systems Inc                                       16,547          383,063
              Concord Communications, Inc*                        39,000          432,120
              Concur Technologies Inc*                           112,900        1,005,939
              Digi International Inc*                            112,936        1,941,370
              DocuCorp International Inc*                        161,800        1,537,100
              Document Sciences Corp*                              8,788           42,806
              Embarcadero
                Technologies Inc*                                 56,500          531,665
              Evolving Systems Inc*                              275,900        1,238,791
              Intervideo Inc*                                     17,700          234,171
              INVESTools Inc*                                     22,700           77,180
              MetaSolv Inc*                                      399,900        1,059,735
              Mind CTI Ltd                                       351,310        2,044,624
              Moldflow Corp*                                     163,600        2,601,240
              MSC Software Corp*                                  42,200          441,834
              Napster Inc*                                       208,000        1,955,200
              Pervasive Software Inc*                            174,800          847,780
              Phoenix Technologies Ltd*                           28,905          238,755
              PLATO Learning Inc*                                100,533          748,971
              QAD Inc                                             49,150          438,418
              Quality Systems Inc*                                23,000        1,375,400
              Staktek Holdings Inc*                               60,190          279,282
              TradeStation Group Inc*                            245,974        1,726,737
              Vastera Inc*                                        73,550          193,437
              Viewpoint Corp*                                    199,884          619,640
              Witness Systems Inc*                               138,850        2,424,321
                                                                           --------------
                                                                               29,530,545

   TELECOMMUNICATIONS - 4.4%
              AirGate PCS Inc*                                    57,300        2,039,880
              Anaren Inc*                                         31,800          412,128
              Avici Systems Inc*                                 115,900        1,048,895
              Aware Inc*                                         373,800        1,812,930
              Boston Communications
                Group Inc*                                       350,945        3,242,732
              CalAmp Corp*                                       293,700        2,625,678
              Comarco Inc*                                        12,100          104,060
              Communications Systems Inc                           7,000           84,070
              Comtech Telecommunications
                Corp*                                              4,700          176,767
              CoSine Communications Inc*                          17,360           48,261
              Crossroads Systems Inc*                            331,700          484,614
              Ditech Communications Corp*                        191,670        2,865,466
              EndWave Corp*                                      103,842        1,812,043
              Essex Corp*                                         11,800          238,950
              Forgent Networks Inc*                               15,119           32,203
              Glenayre Technologies Inc*                         541,400        1,180,252
              Globecomm Systems Inc*                              68,500   $      435,660
              Hickory Tech Corp                                   26,530          283,606
              Lightbridge Inc*                                    40,500          244,620
              MRV Communications Inc*                              9,900           36,333
              Network Equipment
                Technologies Inc*                                 36,000          353,520
              NMS Communications Corp*                            92,600          584,306
              Optical Cable Corp*                                 89,225          507,512
              Paradyne Networks Corp*                            373,900        1,342,301
              Performance
                Technologies Inc*                                148,850        1,384,305
              Radyne Comstream Corp*                              88,100          658,107
              SafeNet Inc*                                        27,100          995,654
              SBA Communications Corp*                            11,100          103,008
              Sirenza Microdevices Inc*                          193,400        1,268,704
              Spectralink Corp                                    82,400        1,168,432
              Stratos International Inc                          212,779          934,100
              Telular Corp*                                       80,000          680,800
              Ubiquitel Inc*                                     618,000        4,400,160
              Verlink Corp*                                       73,955          200,418
              Vyyo Inc*                                           12,031          103,587
              Warwick Valley Telephone Co                          5,400          121,662
              WJ Communications Inc*                             505,100        1,737,544
              XETA Technologies Inc*                              25,200           90,619
                                                                           --------------
                                                                               35,843,887

   TEXTILES - 0.3%
              Angelica Corp                                       46,000        1,244,300
              Culp Inc*                                          148,400        1,006,152
              Quaker Fabric Corp                                  24,235          135,716
                                                                           --------------
                                                                                2,386,168

   TOYS/GAMES/HOBBIES - 0.2%
              Department 56 Inc*                                  73,900        1,230,435
              RC2 Corp*                                           15,700          511,820
                                                                           --------------
                                                                                1,742,255

   TRANSPORTATION - 1.5%
              Celadon Group Inc*                                 113,900        2,534,275
              Dynamex Inc*                                       148,600        2,753,558
              Forward Air Corp*                                      300           13,410
              HUB Group Inc - Class A*                            72,300        3,775,506
              Marten Transport Ltd*                              112,066        2,547,260
              Patriot Transportation
                Holdings Inc*                                     16,400          737,820
                                                                           --------------
                                                                               12,361,829

   TRUCKING & LEASING - 0.3%
              Greenbrier Cos Inc                                  77,800        2,633,530

   WATER - 0.2%
              Artesian Resources Corp -
                Class A                                           14,850          417,582
              Middlesex Water Co                                  28,088          531,987
              Pennichuck Corp                                      3,466           90,463
              York Water Co                                       40,200          780,282
                                                                           --------------
                                                                                1,820,314

TOTAL COMMON STOCKS
   (Cost $423,695,443)                                                        769,201,048
                                                                           --------------

   INDUSTRY   COMPANY                                         SHARES           VALUE
-----------------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS- 3.3%
              iShares Russell 2000
                Index Fund                                       104,600   $   13,545,700
              iShares Russell 2000 Value
                Index Fund                                        67,809       13,066,794
                                                                           --------------
TOTAL EXCHANGE TRADED FUNDS
   (Cost $18,710,159)                                                          26,612,494
                                                                           --------------

MONEY MARKET MUTUAL FUNDS - 1.2%
              First American Treasury
                Obligations Fund - Class S                     9,885,435        9,885,435
                                                                           --------------
TOTAL MONEY MARKET MUTUAL FUNDS
   (Cost $9,885,435)                                                            9,885,435
                                                                           --------------

TOTAL INVESTMENTS - 100.0%
   (Cost $452,291,037)                                                        805,698,977
Assets In Excess of Other Liabilities - 0.0%^                                     251,059
                                                                           --------------
NET ASSETS - 100.0%                                                        $  805,950,036
                                                                           ==============

* NON-INCOME PRODUCING SECURITY
^ LESS THAN 0.05% OF NET ASSETS
+ THIS SECURITY OR A PORTION OF THIS SECURITY IS OUT ON LOAN AT DECEMBER 31,
  2004
TOTAL LOANED SECURITIES HAD A MARKET VALUE OF $33,899,952 AT DECEMBER 31,
2004

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004 (UNAUDITED)

ASSETS:
         Investments at value (cost - $452,291,037)                                 $   805,698,977
         Receivable for investments sold                                                  1,596,694
         Receivable for fund shares sold                                                  1,279,737
         Dividends receivable                                                               247,867
         Interest receivable                                                                 23,269
         Receivable from securities lending                                                 151,653
         Prepaid expenses                                                                    55,694
---------------------------------------------------------------------------------------------------
               Total assets                                                             809,053,891
---------------------------------------------------------------------------------------------------

LIABILITIES:
         Payable for fund shares redeemed                                                   431,414
         Payable for investments purchased                                                2,219,630
         Accrued investment adviser fee                                                     297,351
         Accrued administration fee                                                          85,135
         Accrued directors fee                                                                8,862
         Other payables                                                                      61,463
---------------------------------------------------------------------------------------------------
               Total liabilities                                                          3,103,855
---------------------------------------------------------------------------------------------------
         NET ASSETS                                                                 $   805,950,036
===================================================================================================

NET ASSETS REPRESENT:
         Paid-in capital                                                            $   461,707,091
         Undistributed net investment income                                                107,360
         Accumulated net realized loss on investments                                    (9,272,355)
         Net unrealized appreciation of investments                                     353,407,940
---------------------------------------------------------------------------------------------------
         NET ASSETS                                                                 $   805,950,036
===================================================================================================

         Shares of common stock outstanding of $.001 par value, 100,000,000
           shares authorized                                                             45,364,443
---------------------------------------------------------------------------------------------------
         Net asset value, offering and redemption price per share                   $         17.77
===================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 (UNAUDITED)

INVESTMENT INCOME:
         Dividends                                                                  $     2,277,266
         Interest                                                                            64,871
         Securities lending                                                                 699,860
---------------------------------------------------------------------------------------------------
             Total investment income                                                      3,041,997
---------------------------------------------------------------------------------------------------

EXPENSES:
         Investment advisory fees                                                         1,839,365
         Administration fees                                                                183,937
         Accounting fees                                                                     35,464
         Transfer agent fees                                                                108,610
         Audit fees                                                                          94,799
         Tax fees                                                                             2,013
         Custody fees                                                                        58,360
         Legal fees                                                                          38,844
         Blue sky fees                                                                       45,418
         Directors fees                                                                      16,230
         Registration fees                                                                   11,938
         Interest on outstanding loan payable                                                38,423
         Miscellaneous                                                                       66,194
---------------------------------------------------------------------------------------------------
             Total expenses before advisory fees waived                                   2,539,595
         Less investment advisory fees waived                                               (36,171)
---------------------------------------------------------------------------------------------------
              Net expenses                                                                2,503,424

NET INVESTMENT INCOME                                                                       538,573
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized loss on investment securities                                      (9,137,950)
         Net realized loss on futures contracts                                                (315)
         Net change in unrealized appreciation / deprecitation on investments            81,513,490
---------------------------------------------------------------------------------------------------
         Net realized and unrealized gain on investments                                 72,375,225
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $    72,913,798
===================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS ENDED     YEAR ENDED
                                                                                  DECEMBER 31, 2004*   JUNE 30, 2004
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
         Net investment income                                                     $       538,573    $       808,120
         Net realized gain (loss) on investment securities                              (9,137,950)         7,562,069
         Net realized gain (loss) on futures contracts                                        (315)         2,436,990
         Net change in unrealized appreciation / depreciation on investments            81,513,490        218,092,749
         Net change in unrealized appreciation on futures                                        0            752,593
---------------------------------------------------------------------------------------------------------------------
             Net increase in net assets from operations                                 72,913,798        229,652,521
---------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS:
         From net investment income                                                     (1,225,018)                 0
         From net realized gain                                                         (6,669,718)        (2,130,005)
---------------------------------------------------------------------------------------------------------------------
               Net decrease in net assets from distributions                            (7,894,736)        (2,130,005)
---------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
         Proceeds from sale of shares                                                   77,187,157        481,488,578
         Reinvestment of distributions                                                   7,133,428          1,980,857
         Cost of shares redeemed (net of redemption fees of
              $116,117 and $809,313 for the period indicated)                         (160,137,903)      (206,285,112)
---------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets from share transactions             (75,817,318)       277,184,323
---------------------------------------------------------------------------------------------------------------------

             Net increase (decrease) in net assets                                     (10,798,256)       504,706,839

NET ASSETS:
         Beginning of period                                                           816,748,292        312,041,453
---------------------------------------------------------------------------------------------------------------------
         End of period **                                                          $   805,950,036    $   816,748,292
=====================================================================================================================

SHARES ISSUED & REDEEMED:
         Issued                                                                          4,900,971         35,892,678
         Distributions reinvested                                                          403,018            131,969
         Redeemed                                                                      (10,535,587)       (13,839,493)
---------------------------------------------------------------------------------------------------------------------
             Net increase (decrease)                                                    (5,231,598)        22,185,154
         Outstanding at beginning of period                                             50,596,041         28,410,887
---------------------------------------------------------------------------------------------------------------------
         Outstanding at end of period                                                   45,364,443         50,596,041
=====================================================================================================================

* Unaudited
** Including undistributed net investment income of:                               $       107,360    $       793,805

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                        SIX MONTHS ENDED
                                           DECEMBER 31,                        FOR THE YEAR ENDED JUNE 30,
                                              2004**          2004          2003           2002           2001           2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
     Net asset value, beginning of
        period                              $    16.14     $    10.98    $     8.70    $      7.22    $      6.62    $      4.96
--------------------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment
        operations:
        Net investment income (loss)^             0.01           0.02         (0.03)          0.00           0.05           0.03
        Net realized and unrealized gain          1.80           5.16          2.31           1.49           0.59           1.63
--------------------------------------------------------------------------------------------------------------------------------
            Total from investment
               operations                         1.81           5.18          2.28           1.49           0.64           1.66
--------------------------------------------------------------------------------------------------------------------------------
     Less distributions to shareholders:
        Net investment income                    (0.03)          0.00          0.00          (0.01)         (0.04)          0.00
        Net realized gain                        (0.15)         (0.04)         0.00           0.00           0.00           0.00
--------------------------------------------------------------------------------------------------------------------------------
            Total distributions                  (0.18)         (0.04)         0.00          (0.01)         (0.04)          0.00
--------------------------------------------------------------------------------------------------------------------------------
            Paid-in-capital from
               redemption fees                    0.00           0.02          0.00           0.00           0.00           0.00
--------------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period         $    17.77     $    16.14    $    10.98    $      8.70    $      7.22    $      6.62
================================================================================================================================

TOTAL RETURN                                     11.19%#+       47.41%        26.21% +       20.70% +        9.80% +       33.50% +
RATIOS & SUPPLEMENTAL DATA
        Net assets, end of period ('000's)  $  805,950     $  816,748    $  312,041    $    68,824    $     9,078    $     2,386
        Ratios to average net assets:
           Expenses after waivers and
              reimbursements                      0.68%*         0.67%         0.75%          0.75%          0.75%          0.75%
           Expenses before waivers and
              reimbursements                      0.69%*         0.67%         0.85%          1.01%          1.61%          1.94%
           Net investment income (loss)
              after waivers and
              reimbursements                      0.15%*         0.11%        (0.14%)        (0.05%)         0.77%          0.53%

        Portfolio turnover rate                    6.5%          19.4%         17.7%          55.8%         215.0%          39.5%

*  ANNUALIZED
** UNAUDITED
+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD VARIOUS FEES NOT BEEN WAIVED DURING THE PERIOD.
#  TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
^ PER SHARE AMOUNTS CALCULATED BASED ON THE AVERAGE DAILY SHARES OUTSTANDING DURING THE PERIOD.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (UNAUDITED)

1. ORGANIZATION:

Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 100,000,000 shares have been classified into the Ultra-Small Company Market Fund.

Bridgeway is organized as a series fund and, as of December 31, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

The Ultra-Small Company Market Fund seeks to provide a long-term total return of capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Ultra-Small Company Market Fund (the "Fund") are in conformity with accounting principles generally accepted in the United States of America.

SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price (NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

SECURITIES LENDING Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of December 31, 2004, the Fund had securities on loan valued at $33,899,952 and received U.S. Treasury securities with a value of $34,346,419 as collateral. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

USE OF ESTIMATES IN FINANCIAL STATEMENTS In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RISKS AND UNCERTAINTIES The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

12b-1 PLAN The Fund has adopted a 12b-1 plan, approved by shareholders on October 15, 1996 and amended on October 22, 2003, that permits the Adviser to pay up to 0.25% of the Fund's average daily assets for sales and distribution of Fund shares. Since the cost of distributing Fund shares is borne by the Adviser, the Fund pays no 12b-1 fees. Forum Fund Services, LLC serves as the Fund's distributor. Prior to January 2, 2004, the Fund acted as its own distributor.

SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Fees provided for under the Rule 12b-1 plan of a particular class of the fund are charged to the operations of such class. All other expenses are allocated among the classes on relative net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

FUTURES CONTRACTS A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2004, there were no outstanding futures contracts.

OPTIONS An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase tranaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. As of December 31, 2004, there were no outstanding options.

INDEMNIFICATION Under the Company's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed daily and paid monthly.

The Fund pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.75% of the value of its average net assets for the six months ended December 31, 2004. For the six months ended December 31, 2004, the Adviser waived fees of $36,171.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the six months ended December 31, 2004.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund.

BOARD OF DIRECTORS COMPENSATION Bridgeway pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the six months ended December 31, 2004. The amount attributable to the Ultra-Small Company Market Fund is disclosed in the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES:

Aggregate purchases and sales of long-term investment securities other than U.S. government securities and cash equivalents were $47,777,650 and $138,923,613 respectively, for the six months ended December 31, 2004.

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net taxable income including net realized gains on investments, if any, to its shareholders each year. The fund is not subject to income or excise taxes to the extent such distributions are made.

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2004, were as follows:

Gross unrealized appreciation                   $  363,232,484
Gross unrealized (depreciation)                     (9,932,829)
--------------------------------------------------------------
Net unrealized appreciation
  on investments                                $  353,299,655
==============================================================
Cost of investments                             $  452,399,322
==============================================================

The difference between book and tax net unrealized appreciation is wash sale loss deferrals.

The Fund used $1,248,680 of capital loss carryovers for the year ended June 30, 2004 to offset net realized gains for federal income tax purposes.

As of June 30, 2004, the components of net assets on a tax basis were:

Undistributed ordinary income                   $     793,805
Accumulated capital gains                           6,666,382
Unrealized appreciation                           271,764,012

The temporary differences between book and tax are primarily due to wash sales.

As of June 30, 2004, the tax character of the distributions paid were:

                                YEAR ENDED        YEAR ENDED
                              JUNE 30, 2004     JUNE 30, 2003
-------------------------------------------------------------
Ordinary income                $          -     $          -
Long-term capital gains             710,875                -

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

6. LINE OF CREDIT:

The Fund has established a line of credit agreement ("LOC") with U.S. Bank, N.A. (the "Bank" or "Lender") which matures on June 1, 2005 and is renewable annually at the Bank's option, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be for a maximum of fifteen (15) business days and are at the sole discretion of the Lender based on the merits of the specific transaction. Advances under the Facility are limited to the lesser of $36,750,000 or 33 1/3% of the Fund's net assets. Borrowings under the line of credit bear interest based on the Lender's Prime Rate. Principal is due fifteen days after each advance and at the Maturity. Interest is payable monthly in arrears. The minimum advance is $1,000. As of December 31, 2004, the Fund had a zero balance with its secured line of credit. During the six months ended December 31, 2004, the average borrowing was $1,815,408 with an average rate on borrowings of 4.37%.

7. REDEMPTION FEES:

Shares of Ultra Small Company Market Fund held for less than six months are subject to a redemption fee of 2.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.

8. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements. PricewaterhouseCoopers LLP issued reports on the Funds' financial statements as of June 30, 2004 and 2003. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds' Audit Committee and ratified by the Funds' Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management's representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds' financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund's procedures. With respect to the Funds' Transfer Agent PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office ("RPO") function and over the monitoring of shareholder accounts placed on RPO status. These matters were considered to be a material weakness in control procedure and its operation. The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

OTHER INFORMATION
(UNAUDITED)

1. PROXY VOTING:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2004 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission's ("SEC") website at http:/www.sec.gov.

2. FUND HOLDINGS:

The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge , upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC's website at http:/www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

3. OTHER

Shareholders individually holding more than 5% of the Fund's outstanding shares as of December 31, 2004, constituted 64% of the Fund.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

[BRIDGEWAY FUNDS LOGO]                                    MICRO-CAP LIMITED FUND
                                                              SEMI-ANNUAL REPORT
                                                               DECEMBER 31, 2004

February 25, 2005

Dear Fellow Micro-Cap Limited Shareholder,

The Fund was up 15.57% in the December quarter, compared to the 16.50% return for our primary benchmark, the CRSP Cap-Based Portfolio 9 Index, 13.28% for our peer benchmark, the Lipper Small-Cap Stock Index, and 14.09% for the Russell 2000 Index of small companies. It was a strong quarter in absolute terms, but somewhat mixed on a relative basis.

For the twelve months through December, the Fund was up 9.46%. This was the first calendar year since inception that our Fund did not beat both it's peer benchmark and the Russell 2000 Index. The table below presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                                DEC. QTR       1 YEAR         5 YEAR       LIFE-TO-DATE
                                               10/1/04 TO     1/1/04 TO      1/1/00 TO      6/30/98 TO
                                                12/31/04      12/31/04       12/31/04        12/31/04
----------------------------------------------------------------------------------------------------------
MICRO-CAP LIMITED FUND                            15.57%         9.46%        16.04%          20.62%
CRSP Cap-Based Portfolio 9 Index (1)              16.50%        15.11%        12.32%          12.86%
Lipper Small-Cap Stock Funds (2)                  13.28%        17.00%         1.94%           5.89%
Russell 2000 Index (small stocks) (3)             14.09%        18.33%         6.61%           6.98%

PERFORMANCE FIGURES QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE FIGURES QUOTED, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

(1) THE CRSP CAP-BASED PORTFOLIO 9 INDEX IS AN UNMANAGED INDEX OF 627 MICRO-CAP COMPANIES COMPILED BY THE CENTER FOR RESEARCH IN SECURITY PRICES, WITH DIVIDENDS REINVESTED. (2) THE LIPPER SMALL CAP STOCK FUNDS IS AN INDEX OF SMALL-CAP FUNDS COMPILED BY LIPPER, INC. (3) THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX, WHICH MEASURES PERFORMANCE OF THE 2,000 COMPANIES THAT ARE BETWEEN THE 1,000TH AND 3,000TH LARGEST IN THE MARKET WITH DIVIDENDS REINVESTED. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. PERIODS LONGER THAN ONE YEAR ARE ANNUALIZED.

According to data from Lipper, Inc., the Micro-Cap Limited Fund ranked 58th of 72 micro-cap funds for the past twelve months, and 15th of 43 such funds over the past five years, and 5th of 42 funds since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. The following graph presents our financial performance by quarter since inception.

GROWTH OF $10,000 INVESTED IN MIRCO-CAP LIMITED FUND AND INDEXES FROM 6/30/98 (INCEPTION) TO 12/31/04

[CHART]

                  BRIDGEWAY
            MICRO-CAP LIMITED FUND    LIPPER SMALL-CAP STOCK FUNDS    RUSSELL 2000 INDEX    CRSP CAP-BASED PORTFOLIO 9 INDEX
 6/98                        10000                           10000                 10000                               10000
 9/98                         7600                            7860                  7985                                7633
12/98                        10760                            9314                  9288                                9068
 3/99                         9400                            8874                  8784                                8601
 6/99                        12760                           10192                 10150                               10232
 9/99                        12320                            9966                  9508                               10026
12/99                        16091                           13183                 11262                               12289
 3/00                        16279                           14659                 12060                               14227
 6/00                        16426                           13786                 11604                               12798
 9/00                        18285                           14251                 11732                               13142
12/00                        17060                           12315                 10922                               10592
 3/01                        17370                           10463                 10211                               10839
 6/01                        21951                           12008                 11670                               13407
 9/01                        18454                            9338                  9244                               10765
12/01                        22213                           11167                 11193                               13955
 3/02                        23097                           11263                 11639                               14418
 6/02                        23726                           10202                 10667                               13545
 9/02                        18813                            8283                  8384                               10245
12/02                        18523                            8777                  8901                               11329
 3/03                        18318                            8386                  8501                               11004
 6/03                        23946                           10124                 10492                               14446
 9/03                        27349                           10898                 11444                               16382
12/03                        30928                           12403                 13106                               19087
 3/04                        30236                           13024                 13927                               20103
 6/04                        29765                           13243                 13993                               20069
 9/04                        29295                           12811                 13593                               18859
12/04                        33854                           14512                 15509                               21971

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

SHAREHOLDER LETTER

PERFORMANCE SUMMARY

TRANSLATION: Returns for the first three quarters of the year were weak, and by the end of the third quarter the Fund's net asset value had dropped by more than 5%. However, a very strong fourth quarter more than made up for the loss, allowing the Fund to finish up the year with better than a 9% gain.

After the first three (slightly) negative return quarters in calendar 2004, it was nice to enjoy the strong returns of the December quarter. The first three quarters of red ink offers a good lesson in the value of avoiding panic and the urge to sell when things look less than great. It's important to remember, though, that this "holding through the downturn" strategy works best in concert with other financial principles, such as saving, avoiding most kinds of debt, diversifying (and regularly rebalancing) your portfolio, setting aside an emergency fund, and choosing well managed, low-cost funds whose investment objectives - anything from very aggressive growth to ultra-low-risk income - match with the time horizons of the investments you're making. This is a fancy way of saying that the more years you can afford to wait before tapping a particular pile of money, the more risk you can afford to take with it.

YEAR-TO-DATE MARKET COMMENTARY

TRANSLATION: While the overall market chugged along in a (surprisingly?) average fashion, small stocks continued their remarkable run.

Notwithstanding news events (and the commentary of many market pundits), 2004 was a remarkably average year for the broad U.S. market. The combination of rising interest rates, a declining U.S. dollar, inflation, the presidential election, war and natural disasters should have produced some extraordinary results, right? Not exactly . . .

In 2004, the S&P 500 Index of large stocks returned 10.88% - a figure remarkably close to the 10.4% that the market has returned, on average, every year since 1925. From the perspective of returns, therefore, 2004 was about as average as it gets. Furthermore, though standard financial commentaries throughout the year often described a market lurching dramatically between struggle and triumph, the fact is that the market in 2004 was much LESS volatile than it has been, on average, over the past 10 years.

In truth, the only really remarkable thing about the market this past year has been the continued dominance of smaller stocks - good news for shareholders of our Fund. This was the sixth year in a row that small stocks beat large ones, the longest period of consecutive annual small-stock dominance in the last eight decades.

What does this imply for the future? History suggests two possible responses. On the one hand, investment strategies - such as buying small-cap stocks or value stocks or real-estate-oriented stocks - that have worked well in the recent past tend to keep working, as investors get caught up in the excitement and become increasingly confident that a given strategy is the right way to go. This is essentially a self-fulfilling prophecy: If everyone agrees that small stocks, for example, are going to keep going up, they will go up, because everyone buys them. So-called momentum investing has come in for a lot of negative publicity in the past few years, because it was investors following a momentum strategy who both fueled the tech-stock bubble of the late '90s and early 2000 and then (when they switched strategies) caused it to collapse. The fact is, though, that a momentum strategy can work for periods of time, and statistically, when small stocks have done well relative to the overall market in one year, they are more likely to do well in the next one. So we could conceivably see a record-setting seventh year in a row of small-stock dominance.

On the other hand, we could see the exact opposite. For investment managers, making predictions is often the surest way to get your head handed to you on a platter, but the computer models of our Aggressive Investors funds have no such concerns, and they are pointing to a shift toward larger stocks. Specifically, over the past 12 months or so our models began finding a larger number of "attractive" large stocks than at any time I can remember in about five years. This is almost certainly a function of relative valuation; i.e., based on a variety of financial measures, and thanks to the multi-year run-up in the price of small stocks, larger stocks in general are starting to look relatively attractive again. At Bridgeway, we don't put much effort into trying to guess the market's direction, rather we're just trying to find one good (in this case, micro-cap) stock at a time. Still, I believe it's likely that the tide will turn back in favor of large stocks at SOME point in the next couple of years. If this happens, my job will be to seek to outperform our index by enough to offset this disadvantage, something we've done a good job of since inception, but not in the last year. At any rate, it's a good time (ok, any time is a good time) to make sure your own portfolio is in balance with your long-term plan.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE - WHAT WORKED WELL

TRANSLATION: After the less-than-inspiring returns of the first nine months of the year, it was great to see some of the companies in our Fund really surge in the fourth quarter, often on the back of surprisingly strong growth financial fundamentals, such as sales and earnings.

Fully half of our top gainers for the quarter were companies that provide goods and/or services to individuals, suggesting that the U.S. consumer is not yet tapped out, despite having so nobly carried the economy for so long. Communications companies also performed well. As a sector, they were the strongest performer of the quarter, after turning in distinctly lackluster results earlier in the year. However, though sector-analysis can be both interesting and useful, it's by no means the final word. For proof, look below at the list of the Fund's worst performers for the year, both of which were also in the communications industry.

EIGHTEEN OF OUR STOCKS GAINED AT LEAST 30% IN THE QUARTER:

RANK        DESCRIPTION                          INDUSTRY                     % GAIN
----------------------------------------------------------------------------------------
1           US Unwired Inc                       Telecommunications           79.1%
2           Bluegreen Corp                       Entertainment                77.4%
3           EZCORP Inc                           Retail                       77.1%
4           Illumina Inc                         Biotechnology                60.4%
5           Cantel Medical Corp                  Healthcare-Products          55.9%
6           Ubiquitel Inc                        Telecommunications           53.8%
7           NS Group Inc                         Metal Fabricate/Hardware     52.3%
8           Jakks Pacific Inc                    Toys/Games/Hobbies           42.4%
9           Greenbrier Cos Inc                   Trucking & Leasing           41.0%
10          RPC Inc                              Oil & Gas Services           40.5%
11          Digital River Inc                    Internet                     39.7%
12          Comtech Telecommunications           Telecommunications           38.8%
13          HUB Group Inc                        Transportation               38.5%
14          LCA-Vision Inc                       Healthcare-Products          36.0%
15          Steiner Leisure LTD                  Commercial Services          33.6%
16          Building Materials Holding Corp      Distribution/Wholesale       33.0%
17          Trizetto Group                       Internet                     32.4%
18          Ambassadors Group Inc                Leisure Time                 31.9%

EZCORP, Inc., a chain of pawn shops and "payday loan" providers based in Austin, TX, was a surprisingly good member of the team. The company's stock had suffered during the early part of the year, thanks to disappointing financial results, but it jumped by 19% in November when EZCORP announced numbers for its fourth fiscal quarter, indicating that earnings had grown by 66% since the same period in 2003.

If EZCORP's profits are based on folks' needing a little extra cash to tide them over, the next company makes it's money at the other end of the spectrum, from people with a bit more money looking for a vacation home. Bluegreen, headquartered in Boca Raton, is primarily in the timeshare business, offering clients "time" at any one of 35 resorts, mostly in the southeastern United States. Between 1999 and 2003 the company's timeshare sales doubled, and it also saw solid growth in interest income (from financing the purchases of timeshares) and sales of land to people who want to build homes in Bluegreen's resort locations. The stock really took off in the fourth quarter of this year, however, when the company paid down a chunk of debt and announced record sales and operating revenues.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE - WHAT DIDN'T WORK

TRANSLATION: Our Fund had a very good fourth quarter, gaining in just three months roughly 50% more than the S&P 500 Index has typically gained in an entire year. That doesn't mean we didn't make some bad bets, but only one stock lost more than 30% for the period.

RANK        DESCRIPTION                          INDUSTRY                     % LOSS
1           SupportSoft Inc                      Internet                     -34.7%

SupportSoft, of Redwood City, CA, makes software that essentially checks for problems in primary software applications, like those associated with performing customer-service functions. It then fixes the problems. Unfortunately, in early October the company reported results for its September quarter, which included the fact that revenues were down 9% from the same period in the previous year. The stock lost roughly half its value (though it then regained some ground), and attorneys rushed to file class-action lawsuits.

DETAILED EXPLANATION OF CALENDAR YEAR PERFORMANCE - WHAT WORKED WELL

TRANSLATION: What worked well in 2004 was the fourth quarter, so to a large extent, the "good news" stocks of the quarter show up on the "good news" list for the year.

For the year, ten stocks gained more than 50%.

RANK        DESCRIPTION                          INDUSTRY                     % GAIN
----------------------------------------------------------------------------------------
1           Cantel Medical Corp                  Healthcare-Products          131.1%
2           NS Group Inc                         Metal Fabricate/Hardware      97.7%
3           Digital River Inc                    Internet                      88.3%
4           US Unwired Inc                       Telecommunications            83.6%
5           RPC Inc                              Oil & Gas Services            73.4%
6           Bluegreen Corp                       Entertainment                 68.3%
7           Ubiquitel Inc                        Telecommunications            64.6%
8           Petroleum Development Corp           Oil & Gas                     62.7%
9           EZCORP Inc                           Retail                        58.1%
10          HUB Group Inc                        Transportation                51.1%

We couldn't wrap up the year without talking briefly about Cantel Medical, which turned in a spectacular triple-digit gain over the past 12 months. Nearly half of that appreciation was in the fourth quarter, when Cantel's stock shot up by 55% on the back of a 73% increase in earnings, year over year, for the fiscal quarter ended October 31. To some extent, Cantel's earnings growth is deceptive; the company does a lot of business with Canada, and the SARS epidemic of 2003 had prevented sales reps from visiting hospitals in the Toronto area. (This is particularly ironic since Cantel's products focus on preventing and controlling the spread of infection.) As a result, earnings for 2003 were unusually weak, making the 2004 comparisons something of a lay-up. Nevertheless, the company has also benefited from a restructuring of its sales force and expectations of yet more business in Canada, thanks to the Canadian government's plan to increase healthcare spending.

DETAILED EXPLANATION OF CALENDAR YEAR PERFORMANCE - WHAT DIDN'T WORK

TRANSLATION: We only had two serious dogs in the Fund this year, but they barked awfully loud, losing more than 50% each. Both are telecommunications companies, an industry which appreciated 15% for the year. This is proof once again that dogs can show up in even solid sectors.

We had two stocks that declined by more than 50% in 2004.

RANK        DESCRIPTION                          INDUSTRY                     % LOSS
----------------------------------------------------------------------------------------
1           Carrier Access Corp                  Telecommunications           -52.1%
2           Talk America Holdings Inc            Telecommunications           -52.0%

Carrier Access, the louder of the dogs (by a slender margin) was in part a victim of its own success: After a stunning 2003, when the stock appreciated by an astonishing 3,000% (yes, you read that right), the company saw its stock price drop by more than 50% in July, as consolidation among wireless-phone companies - to which Carrier Access sells equipment - prompted Carrier to warn of sharply reduced sales in the second half of the year. The stock dropped again in September, this time by a "mere" 18%, on further warnings of a revenue shortfall, and wasn't helped by the departure, in November, of the company's CFO.

Talk America, by contrast, sells "bundled" phone service (local plus long-distance). Between March and September, the stock lost about half its value, thanks to an FCC ruling that cost the company its previously bargain-priced access to phone lines owned by former "Baby Bells" such as Verizon and BellSouth. In November the stock jumped by 17% on bright expectations for the fourth quarter, but that gain came as a drop in the bucket, and we closed out the year with a painful 52% loss in our position.

TOP TEN HOLDINGS

Our top ten holdings comprised 38.2% of the Fund's net assets at the end of December, with only one company comprising more than 5%:

                                                                              PERCENT OF
RANK        DESCRIPTION                          INDUSTRY                     NET ASSETS
----------------------------------------------------------------------------------------
1           United Industrial Corp               Aerospace/Defense               5.5%
2           NS Group Inc                         Metal Fabricate/Hardware        4.1%
3           Comtech Telecommunications           Telecommunications              4.1%
4           ASV Inc                              Auto Manufacturers              4.1%
5           Steiner Leisure LTD                  Commercial Services             3.8%
6           Bluegreen Corp                       Entertainment                   3.7%
7           Metals USA Inc                       Metal Fabricate/Hardware        3.5%
8           j2 Global Communications Inc         Internet                        3.3%
9           Middleby Corp                        Machinery-Diversified           3.1%
10          Digital River Inc                    Internet                        3.0%
----------------------------------------------------------------------------------------
                                                                                38.2%

INDUSTRY SECTOR REPRESENTATION AS OF DECEMBER 31, 2004

At quarter end, Industrials comprised our largest sector representation at 24.6% of all stocks, followed by Consumer, Cyclical at 17.7% and Communications at 16.5%. The following full table fulfills a new disclosure requirement of the SEC.

SECTOR                         % OF STOCKS
Basic Materials                    4.3%
Communications                    16.5%
Consumer, Cyclical                17.7%
Consumer, Non-cyclical            14.8%
Energy                             8.2%
Financial                          2.9%
Industrial                        24.6%
Technology                        11.0%
TOTAL                            100.0%

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2004, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

THE FUND IS SUBJECT TO ABOVE AVERAGE MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS. INVESTMENTS IN SMALL COMPANIES GENERALLY CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 1-800-661-3550 OR VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (02/05)

CONCLUSION

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery

John Montgomery

DISCLOSURE OF FUND EXPENSES
(UNAUDITED)

As a shareholder to the Fund, you will incur no transactions costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, the fund will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2004 and held until December 31, 2004.

ACTUAL RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

BRIDGEWAY MICRO-CAP LIMITED FUND

                               BEGINNING        ENDING          EXPENSEPAID
                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                7/1/04         12/31/04      7/1/04 - 12/31/04
--------------------------------------------------------------------------------
Actual Fund Return             $ 1,000.00     $ 1,137.38          $ 9.84
Hypothetical Fund Return       $ 1,000.00     $ 1,016.00          $ 9.28

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.83% MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE FIRST FISCAL HALF-YEAR DIVIDED BY 365 DAYS IN THE CURRENT YEAR (TO REFLECT THE ONE HALF-YEAR PERIOD).

SCHEDULE OF INVESTMENTS
SHOWING PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2004 (UNAUDITED)

   INDUSTRY   COMPANY                                               SHARES           VALUE
-----------------------------------------------------------------------------------------------

COMMON STOCKS - 100.0%
   ADVERTISING - 0.5%
              Ventiv Health Inc*                                        16,100   $      327,152

   AEROSPACE/DEFENSE - 5.5%
              United Industrial Corp                                    88,500        3,428,490

   AUTO MANUFACTURERS - 4.1%
              ASV Inc*                                                  53,113        2,544,113

   AUTO PARTS & Equipment - 0.6%
              Noble International Ltd                                   19,500          397,605

   BANKS - 0.6%
              Old Second Bancorp Inc                                    12,254          390,658

   BIOTECHNOLOGY - 0.7%
              Illumina Inc*                                             42,602          403,867

   COMMERCIAL SERVICES - 4.8%
              ACE Cash Express Inc*                                     21,000          622,860
              Steiner Leisure Ltd*                                      78,050        2,332,134
                                                                                 --------------
                                                                                      2,954,994

   COMPUTERS - 1.0%
              Agilysys Inc                                              36,000          617,040

   DISTRIBUTION/WHOLESALE - 2.4%
              Building Materials
                Holding Corp                                            39,100        1,497,139

   ELECTRONICS - 3.9%
              II-VI Inc*                                                27,000        1,147,230
              Itron Inc*                                                39,500          944,445
              Molecular Devices Corp*                                   15,000          301,500
                                                                                 --------------
                                                                                      2,393,175

   ENTERTAINMENT - 3.8%
              Bluegreen Corp*                                          116,900        2,318,127

   ENVIRONMENTAL CONTROL - 0.2%
              Duratek Inc*                                               5,200          129,532

   FOOD - 0.9%
              Nash Finch Co                                             15,000          566,400

   HEALTHCARE PRODUCTS - 3.9%
              Cantel Medical Corp*                                      13,400          501,428
              LCA - Vision Inc                                          62,550        1,463,044
              Lifeline Systems Inc*                                     17,200          443,072
                                                                                 --------------
                                                                                      2,407,544

   HEALTHCARE SERVICES - 4.2%
              Amedisys Inc*                                             52,900        1,713,431
              America Service Group Inc*                                21,150          566,185
              Res-Care Inc*                                             20,300          308,966
                                                                                 --------------
                                                                                      2,588,582

   INSURANCE - 0.7%
              Penn-America Group Inc                                    26,700          403,170

   INTERNET - 7.2%
              Digital River Inc*                                        44,700   $    1,859,967
              j2 Global
                Communications Inc*                                     58,900        2,032,050
              Trizetto Group Inc*                                       60,000          570,000
                                                                                 --------------
                                                                                      4,462,017
   IRON/STEEL - 3.0%
              Ryerson Tull Inc                                         116,700        1,838,025

   LEISURE TIME - 0.9%
              Ambassadors Group Inc                                     15,000          534,150

   MACHINERY-DIVERSIFIED - 3.1%
              Middleby Corp                                             38,200        1,937,504

   METAL FABRICATE/HARDWARE - 7.6%
              Metals USA Inc*                                          116,400        2,159,220
              NS Group Inc*                                             92,300        2,565,940
                                                                                 --------------
                                                                                      4,725,160
   MINING - 1.3%
              Titanium Metals Corp*                                     34,000          820,760

   OIL & GAS - 7.7%
              Giant Industries Inc*                                     45,000        1,192,950
              Petroleum Development
                Corp*                                                   25,600          987,392
              Plains Exploration &
                Production Co*                                          58,774        1,528,124
              Goodrich Petroleum Corp*                                  65,800        1,066,618
                                                                                 --------------
                                                                                      4,775,084
   OIL & GAS SERVICES - 0.5%
              RPC Inc                                                   13,000          326,560

   PHARMACEUTICALS - 0.4%
              National Medical Health
                Card Systems Inc*                                       11,100          256,421

   RETAIL - 5.8%
              Brookstone Inc*                                           49,396          965,692
              Denny's Corp                                              47,000          211,500
              EZCORP Inc*                                               17,694          272,665
              The Pantry Inc*                                           33,616        1,011,505
              Smart & Final Inc*                                        40,000          575,600
              Systemax Inc*                                             74,800          549,032
                                                                                 --------------
                                                                                      3,585,994

   SAVINGS & LOANS - 1.5%
              Sterling Financial Corp*                                  23,328          915,857

   SEMICONDUCTORS - 0.8%
              ADE Corp*                                                 27,800          520,416

   SOFTWARE - 9.2%
              Quality Systems Inc*                                      24,200        1,447,160
              SS&C Technologies Inc                                     86,500        1,786,225
              Seachange International Inc*                              91,000        1,587,040
              Witness Systems Inc*                                      50,000          873,000
                                                                                 --------------
                                                                                      5,693,425

   INDUSTRY   COMPANY                                               SHARES           VALUE
-----------------------------------------------------------------------------------------------
   TELECOMMUNICATIONS - 8.7%
              ACT Teleconferencing Inc*                                207,287   $      273,619
              Comtech
                Telecommunications Corp*                                68,000        2,557,480
              Ubiquitel Inc*                                           237,000        1,687,440
              US Unwired Inc*                                          182,300          875,040
                                                                                 --------------
                                                                                      5,393,579
   TOYS/GAMES/HOBBIES - 0.2%
              Jakks Pacific Inc*                                         4,580          101,264

   TRANSPORTATION - 3.0%
              HUB Group Inc, Class A*                                   25,700        1,342,054
              Nordic American Tanker
                Shipping Ltd                                            12,500          488,125
                                                                                 --------------
                                                                                      1,830,179
   TRUCKING & LEASING - 1.3%
              Greenbrier Companies Inc                                  23,500          795,475
                                                                                 --------------

TOTAL COMMON STOCKS
   (Cost $41,531,042)                                                                61,879,458
                                                                                 --------------

MONEY MARKET MUTUAL FUNDS - 0.3%
              First American Treasury
                 Obligations Fund - Class S                            188,161          188,161
                                                                                 --------------
TOTAL MONEY MARKET MUTUAL FUNDS
   (Cost $188,161)                                                                      188,161
                                                                                 --------------

TOTAL INVESTMENTS - 100.3%
   (Cost $41,719,203)                                                                62,067,619
Liabilities in Excess of other Assets - (0.3%)                                         (177,811)
                                                                                 --------------
NET ASSETS - 100.0%                                                              $   61,889,808
                                                                                 ==============

* Non-income producing security

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004  (UNAUDITED)

ASSETS:
         Investments at value (cost - $41,719,203)                                             $   62,067,619
         Receivable for fund shares sold                                                                9,909
         Dividends receivable                                                                           4,598
         Interest receivable                                                                            2,649
         Prepaid expenses                                                                               2,033
-------------------------------------------------------------------------------------------------------------
               Total assets                                                                        62,086,808
-------------------------------------------------------------------------------------------------------------

LIABILITIES:
         Payable for fund shares redeemed                                                                  52
         Accrued investment adviser fee                                                               132,928
         Accrued administration fee                                                                    25,555
         Accrued directors fee                                                                            817
         Other payables                                                                                37,648
-------------------------------------------------------------------------------------------------------------
               Total liabilities                                                                      197,000
-------------------------------------------------------------------------------------------------------------
         NET ASSETS                                                                            $   61,889,808
=============================================================================================================

NET ASSETS REPRESENT:
         Paid-in capital                                                                       $   40,115,752
         Accumulated net investment loss                                                             (437,808)
         Accumulated net realized gain on investments                                               1,863,448
         Net unrealized appreciation of investments                                                20,348,416
-------------------------------------------------------------------------------------------------------------
         NET ASSETS                                                                            $   61,889,808
=============================================================================================================

         Shares of common stock outstanding of $.001 par value, 10,000,000 shares authorized        6,033,553
-------------------------------------------------------------------------------------------------------------
         Net asset value, offering and redemption price per share                              $        10.26
=============================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 (UNAUDITED)

INVESTMENT INCOME:
         Dividends                                                                             $       61,204
         Interest                                                                                      10,061
-------------------------------------------------------------------------------------------------------------
              Total investment income                                                                  71,265

EXPENSES:
         Investment advisory fees                                                                     420,405
         Administration fees                                                                           13,929
         Accounting fees                                                                               25,631
         Transfer agent fees                                                                           22,310
         Audit fees                                                                                     5,093
         Tax fees                                                                                       6,013
         Custody fees                                                                                   3,499
         Legal fees                                                                                     2,846
         Blue sky fees                                                                                  3,520
         Directors fees                                                                                 1,106
         Miscellaneous                                                                                  4,721
-------------------------------------------------------------------------------------------------------------
              Total expenses                                                                          509,073

NET INVESTMENT LOSS                                                                                  (437,808)
-------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on investment securities                                                 1,628,268
         Net change in unrealized appreciation / depreciation on investments                        6,290,618
-------------------------------------------------------------------------------------------------------------
         Net realized and unrealized gain on investments                                            7,918,886
-------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $    7,481,078
=============================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                               DECEMBER 31, 2004*    JUNE 30, 2004
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
         Net investment loss                                                   $         (437,808)   $     (966,813)
         Net realized gain on investment securities                                     1,628,268        16,897,460
         Net change in unrealized appreciation / depreciation on investments            6,290,618        (1,547,034)
-------------------------------------------------------------------------------------------------------------------
             Net increase in net assets from operations                                 7,481,078        14,383,613
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS:
         From net realized gain                                                       (10,119,533)       (5,574,303)
-------------------------------------------------------------------------------------------------------------------
               Net decrease in net assets from distributions                          (10,119,533)       (5,574,303)
-------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
         Proceeds from sale of shares                                                     112,310           745,182
         Reinvestment of distributions                                                  9,801,849         5,230,736
         Cost of shares redeemed                                                       (3,136,199)      (13,457,002)
-------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets from share transactions              6,777,960        (7,481,084)
-------------------------------------------------------------------------------------------------------------------

             Net increase in net assets                                                 4,139,505         1,328,226

NET ASSETS:
         Beginning of period                                                           57,750,303        56,422,077
-------------------------------------------------------------------------------------------------------------------
         End of period **                                                      $       61,889,808    $   57,750,303
===================================================================================================================

SHARES ISSUED & REDEEMED:
         Issued                                                                            10,786            69,944
         Distributions reinvested                                                         947,955           460,436
         Redeemed                                                                        (297,296)       (1,185,129)
-------------------------------------------------------------------------------------------------------------------
             Net increase (decrease)                                                      661,445          (654,749)
         Outstanding at beginning of period                                             5,372,108         6,026,857
-------------------------------------------------------------------------------------------------------------------
         Outstanding at end of period                                                   6,033,553         5,372,108
===================================================================================================================

* Unaudited
** Including accumulated net investment loss of:                               $         (437,808)   $            0

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                                SIX MONTHS ENDED
                                                  DECEMBER 31,                         FOR THE YEAR ENDEDJUNE 30,
                                                     2004**             2004         2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
          Net asset value, beginning of period  $          10.75      $   9.36     $  10.19     $   9.92     $   7.86     $   6.38
----------------------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
----------------------------------------------------------------------------------------------------------------------------------
         Net investment loss^                              (0.08)        (0.17)       (0.11)       (0.12)       (0.05)       (0.09)
         Net realized and unrealized gain                   1.57          2.49         0.01         0.87         2.53         1.87
----------------------------------------------------------------------------------------------------------------------------------
              Total from investment operations              1.49          2.32        (0.10)        0.75         2.48         1.78
----------------------------------------------------------------------------------------------------------------------------------
     Less distributions to shareholders:
         Net realized gain                                 (1.98)        (0.93)       (0.73)       (0.48)       (0.42)       (0.30)
----------------------------------------------------------------------------------------------------------------------------------
              Total distributions                          (1.98)        (0.93)       (0.73)       (0.48)       (0.42)       (0.30)
----------------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period             $          10.26      $  10.75     $   9.36     $  10.19     $   9.92     $   7.86
==================================================================================================================================

TOTAL RETURN+                                              13.74% #      24.30%        0.93%        8.09%       33.64%       28.73%
RATIOS & SUPPLEMENTAL DATA
         Net assets, end of period ('000's)     $         61,890      $ 57,750     $ 56,422     $ 57,885     $ 51,451     $ 24,773
         Ratios to average net assets:
            Expenses after waivers and
               reimbursements                               1.83%*        1.79%        1.90%        1.90%        1.90%        1.90%
            Expenses before waivers and
               reimbursements                               1.83%*        1.79%        2.13%        1.94%        2.09%        2.36%
            Net investment loss after
               waivers and reimbursements                  (1.57%)*      (1.50%)      (1.35%)      (1.22%)      (0.62%)      (1.25%)

         Portfolio turnover rate                            41.0%         98.2%        99.1%       124.0%        74.3%        86.7%

*  ANNUALIZED
** UNAUDITED
+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD VARIOUS FEES NOT BEEN WAIVED DURING THE PERIOD.
#  TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
^ PER SHARE AMOUNTS CALCULATED BASED ON THE AVERAGE DAILY SHARES OUTSTANDING DURING THE PERIOD.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (UNAUDITED)

1. ORGANIZATION:

Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 10,000,000 shares have been classified into the Micro-Cap Limited Fund.

Bridgeway is organized as a series fund and, as of December 31, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

The Micro-Cap Limited Fund was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998, the Fund's operations were restricted to accepting subscription funds. On July 1, 1998, the Fund began investing in micro-cap stocks and commenced other operations. The Fund closed to new investors when net assets exceeded $27.5 million on August 21, 2000, and closed to all investors on July 7, 2003.

The Micro-Cap Limited Fund seeks to provide a long-term total return of capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Micro-Cap Limited Fund (the "Fund") are in conformity with accounting principles generally accepted in the United States of America.

SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

SECURITIES LENDING Upon lending its securities to third parties, the Fund receives compensation in the form of fees.

The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of December 31, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

USE OF ESTIMATES IN FINANCIAL STATEMENTS In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RISKS AND UNCERTAINTIES The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

12b-1 PLAN The Fund has adopted a 12b-1 plan, approved by shareholders on October 15, 1996 and amended on October 22, 2003, that permits the Adviser to pay up to 0.25% of the Fund's average daily assets for sales and distribution of Fund shares. Since the cost of distributing Fund shares is borne by the Adviser, the Fund pays no 12b-1 fees. Forum Fund Services, LLC serves as the Fund's distributor. Prior to January 2, 2004, the Fund acted as its own distributor.

SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

FUTURES CONTRACTS A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2004, there were no outstanding futures contracts.

OPTIONS An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option that the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. As of December 31, 2004, there were no outstanding options.

INDEMNIFICATION Under the Company's organizational documents, the Fund's officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. However, during the quarter that the Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be determined as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum annualized ratio of 1.49% of the assets in the quarter the Advisory Fee is determined.

The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

On September 15, 2004, the Securities and Exchange Commision ("SEC") announced that it accepted a settlement offer to an administrative proceeding against the Adviser and John Montgomery concerning non-compliance with Rule 205-2 of the Investment Advisers Act of 1940, dealing with the calculation of performance-based fees of the Fund. Rule 205-2 requires the performance rate to be applied to the average of net assets over the performance period (a five-year rolling period for this Fund) rather than average daily net assets as was done previously. Because the assets were generally increasing over time and the Fund had beaten its market benchmark over most time periods, the Fund overpaid advisory fees in the amount of $307,989. The Adviser will repay this amount, plus interest, to current and previous shareholders of the Fund after SEC approval of a proposed repayment plan. In addition, current shareholders must approve new contracts between the Fund and the Adviser at an upcoming shareholder meeting. Both the Fund and Adviser have taken steps necessary to strengthen the compliance program.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 1.90% of the value of its average net assets for the six months ended

December 31, 2004. There were no reimbursements to the Fundfor thesix months ended December 31, 2004.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the six months ended December 31, 2004.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund.

BOARD OF DIRECTORS COMPENSATION Bridgeway pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the six months ended December 31, 2004. The amount attributable to the Micro-Cap Limited Fund is disclosed in the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $22,685,058 and $26,901,428, respectively, for the six months ended December 31, 2004.

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net taxable income including net realized gains on investments, if any, to its shareholders each year. The fund is not subject to income or excise taxes to the extent such distributions are made.

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2004, were as follows:

Gross unrealized appreciation                   $   20,768,491
Gross unrealized (depreciation)                       (420,075)
--------------------------------------------------------------
Net unrealized appreciation
   on investments                               $   20,348,416
==============================================================
Cost of investments                             $   41,719,203
==============================================================

As of June 30, 2004, the components of net assets on a tax basis were:

Undistributed ordinary income                   $   5,138,085
Accumulated capital gains                           5,216,628
Unrealized appreciation                            14,057,798

The temporary differences between book and tax are primarily due to wash sales and post October losses.

As of June 30, 2004, the tax character of the distributions paid were:

                                 YEAR ENDED      YEARENDED
                               JUNE 30, 2004   JUNE 30, 2003
------------------------------------------------------------
Ordinary income                $   1,375,981   $           -
Long-term capital gains            5,054,263       3,989,955
Return on capital                          -          18,006

Distribuitions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The ordinary income distributions did not qualify for the dividends received deductions of corporate shareholders.

During the year ended June 30, 2004, the Fund paid a long-term capital gain of $0.7309 per share to shareholders of record.

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

6. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements. PricewaterhouseCoopers LLP issued reports on the Funds' financial statements as of June 30, 2004 and 2003. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds' Audit Committee and ratified by the Funds' Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management's representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds' financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund's procedures. With respect to the Funds' Transfer Agent PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office ("RPO") function and over the monitoring of shareholder accounts placed on RPO status. These matters were considered to be a material weakness in control procedure and its operation. The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

OTHER INFORMATION
(UNAUDITED)

1. PROXY VOTING:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2004 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission's ("SEC") website at http:/www.sec.gov.

2. FUND HOLDINGS:

The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC's website at http:/www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

3. OTHER

Shareholders individually holding more than 5% of the Fund's outstanding shares as of December 31, 2004, constituted 35% of the Fund.

[BRIDGEWAY FUNDS LOGO]                                     SMALL-CAP GROWTH FUND
                                                              SEMI-ANNUAL REPORT
                                                               DECEMBER 31, 2004

February 25, 2005

Dear Small-Cap Growth Shareholder,

Our Fund had a positive return of 16.46% for the December 2004 quarter, compared to a 15.08% return for our primary market benchmark, the Russell 2000 Growth Index, and a 14.86% return of our peer benchmark, the Lipper Small-Cap Growth Index.

The table below presents our performance for the December quarter and 1 year, and annualized performance since inception, followed by a graph of performance since inception as well as a new, SEC-mandated breakdown of sector representation in the Fund.

                                       DEC. QTR.      1 YEAR        LIFE-TO-DATE
                                      10/1/04 TO     1/1/04 TO       10/31/03 TO
                                       12/31/04      12/31/04         12/31/04
--------------------------------------------------------------------------------
SMALL-CAP GROWTH FUND-CLASS N           16.46%        11.59%           12.39%
SMALL-CAP GROWTH FUND-CLASS R           16.50%        11.39%           12.22%
Russell 2000 Growth Index               15.08%        14.31%           15.71%
Lipper Small-Cap Growth Index           14.86%        10.79%           11.80%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com

THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH CONSISTS OF STOCKS IN THE RUSSELL 2000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE LIPPER SMALL-CAP GROWTH INDEX IS AN INDEX OF SMALL-COMPANY, GROWTH-ORIENTED FUNDS COMPILED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. PERIODS LONGER THAN ONE YEAR ARE ANNUALIZED.

[CHART]

GROWTH OF $10,000 INVESTED IN SMALL-CAP GROWTH FUND AND INDEXES FROM 10/31/03 (INCEPTION) TO 12/31/04

                   BRIDGEWAY                         BRIDGEWAY                                               LIPPER
         SMALL-CAP GROWTH FUND - CLASS N   SMALL-CAP GROWTH FUND - CLASS R   RUSSELL 2000 INDEX    SMALL-CAP GROWTH FUND INDEX
10/03                              10000                             10000                10000                          10000
12/03                              10270                             10270                10372                          10281
 3/04                              10520                             10510                10951                          10647
 6/04                              10840                             10830                10961                          10633
 9/04                               9840                              9820                10302                           9917
12/04                              11460                             11440                11856                          11390

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

SHAREHOLDER LETTER

INDUSTRY SECTOR REPRESENTATION AS OF DECEMBER 31, 2004

INDUSTRY                       % OF NET ASSETS
----------------------------------------------
Basic Materials                      1.0%
Communications                      16.7%
Consumer, Cyclical                  24.9%
Consumer, Non-cyclical              24.6%
Energy                               5.0%
Financial                            3.5%
Industrial                          13.5%
Technology                          10.8%
----------------------------------------------
TOTAL                              100.0%

PERFORMANCE SUMMARY

TRANSLATION: For the December quarter, both share classes of the Fund beat both the Russell 2000 Growth Index of small, growth-oriented stocks and the peer-group average. For the year, however, both share classes of the Fund underperformed the Russell 2000 Growth Index, but outperformed the peer-group average.

WE ARE NOT PLEASED WITH THESE RESULTS. However, the difference in the Fund's relative performance for the quarter and the year is interesting: Clearly, we were lagging our benchmark index and our peer group fairly badly during the first nine months of the year, and then sprinted ahead in the final quarter, though not quite enough to make up for the earlier shortfall. We say this not to excuse our performance, but because it offers a good reminder of the value of sticking with investment decisions and resisting panic and the urge to sell when things look less than great. Remember, though, that this "holding through the downturn" strategy works best in concert with other financial principles, such as saving, avoiding most kinds of debt, diversifying (and regularly rebalancing) your portfolio, setting aside an emergency fund, and choosing well- managed, low-cost funds whose investment objectives - anything from very aggressive growth to ultra-low-risk income - matches with the time-horizons of the investments you're making. This is a fancy way of saying that the more years you can afford to wait before tapping a particular pile of money, the more risk you can afford to take with it.

YEAR-TO-DATE MARKET COMMENTARY: IT'S UP (MARCH), IT'S UP (JUNE), OOOPS - IT'S DOWN (SEPTEMBER), NO, IT'S REALLY UP, REALLY! (END OF YEAR).

TRANSLATION: Notwithstanding news events (and the commentary of many market pundits), 2004 was a remarkably average year. The combination of rising interest rates, a declining U.S. dollar, inflation, the presidential election, war and natural disasters should have produced some extraordinary results, right? Not so fast....

Let's look at the statistics purely from a market perspective. Over the 10 years through the 31st of December, 2004, the S&P 500 Index of large companies returned an average of 12.05% per year. (I know, that sounds unbelievable, given how weak the past few years' performance has been, but the market of the mid-and late 1990s really was pretty remarkable.) That's only about one and one-half percentage points better than the Index's return for 2004. Furthermore, if we look all the way back to 1925, we see that the market has returned an average of 10.4% per year - and that's over a 79-year period that includes the Great Depression, World War II, the white-hot "go-go" market of the 1960s and the brutal bear market of the early 1970s. In about two-thirds of those years, the Index either beat or lagged that 10.4% average by more than 10 percentage points. From that perspective, therefore, 2004's return of 10.88% was about as average as you can get.

.. . . but wasn't this a very volatile year? No. In fact, the actual variation of monthly returns in 2004 was about half of the average of the preceding decade. Throughout that 10-year period, only one year - 1995 - was less volatile. In other words, in 2004 the stock market "bounced around" a whole lot LESS than normal. This frees up tremendous emotional energy to spend on more important things (including actually finding the next good stock pick).

In conclusion, what is remarkable about 2004 is how average it was in terms of returns and how "tame" it was with respect to volatility. Not what you might conclude from reading standard financial commentaries, many of which described a market lurching dramatically between struggle and triumph. All that drama can be very compelling, but it doesn't necessarily lead to an accurate understanding of the market's behavior in the long run, nor does it necessarily produce sound investment decisions. For that reason, though I have four computer screens in my office, none of them runs a ticker, and I frequently go home at the end of the day without knowing whether the overall market was up or down.

All that said, the market of 2004 did exhibit some unusual characteristics, in particular the continued - and extraordinary - performance of smaller stocks. This was the sixth year in a row that small stocks beat large ones, the longest period of consecutive annual small-stock dominance in the last eight decades.

What does this imply for the future? History suggests two possible responses. On the one hand, investment strategies - such as buying small-cap stocks or value stocks or real-estate-oriented stocks - that have worked well in the recent past tend to keep working, as investors get caught up in the excitement and become increasingly confident that a given strategy is the right way to go. This is essentially a self-fulfilling prophecy: If everyone agrees that small stocks, for example, are going to keep going up, they will go up, because everyone buys them. So-called momentum investing has come in for a lot of negative publicity in the past few years, because it was investors following a momentum strategy who both fueled the tech-stocks bubble of the late '90s and early 2000 and then (when they switched strategies) caused it to collapse. The fact is, though, that a momentum strategy can work for periods of time, and statistically, when small stocks have done well relative to the overall market in one year, they are more likely to do well in the next one. So we could conceivably see a record-setting seventh year in a row of small-stock dominance - hardly what investors in a large-stock fund want to hear.

On the other hand, we could see the exact opposite. For investment managers, making predictions is often the surest way to get your head handed to you on a platter, but our computer stock picking models have no such concerns, and they are pointing to a shift toward larger stocks. Specifically, over the past 12 months or so our models began finding a larger number of "attractive" large stocks than at any time I can remember in about five years. This is almost certainly a function of relative valuation; i.e., based on a variety of financial measures, and thanks to the multi-year run-up in the price of small stocks, larger stocks in general are starting to look relatively attractive again. At Bridgeway, we don't put much effort into trying to guess the market's direction; we're just trying to find one good stock (of any size) at a time. Still, I believe it's likely that the tide will turn back in favor of large stocks at SOME point in the next couple of years. It's a good time (ok, any time is a good time) to make sure your own portfolio is in balance with your long-term plan.

Of course, company size is hardly the only investment variable. "Style," too, plays a significant role, and 2004 was pretty bad for "growth"-oriented stocks, building on a very bad five-year trend. The following bar chart shows the relative performance of growth versus value oriented large stocks, over the past one, three, and five years ended 12/31/04, based on data from Morningstar:

This pattern of weak growth-stock performance is exactly what one would expect...during the bear-market phase of a stock-

[CHART]

              VALUE     GROWTH
1 Year        14.05%      0.19%
3 Year         6.95%     -4.35%
5 Year         4.54%    -16.22%

market cycle. But from a historical perspective, it's distinctly unusual for the last two years of a recovery. Our models are suggesting a shift toward growth stocks, but not as strongly as they indicate a shift toward large stocks. My conclusion from all this: make sure your portfolio is in balance with your target allocation and long term plan.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE - WHAT WORKED WELL

TRANSLATION: The Communications sector really came through for us in the fourth quarter of the year: Four stocks - three of them in Communications - appreciated by more than 50% for the period.

RANK    DESCRIPTION                          INDUSTRY                      % GAIN
-----------------------------------------------------------------------------------
1       Travelzoo Inc.                       Internet                        83.5%
2       UbiquiTel Inc.                       Telecommunications              78.0%
3       Essex Corp.                          Telecommunications              75.6%
4       Faro Technologies Inc.               Electronics                     53.3%

Travelzoo crawls the web looking for travel-related deals, which it passes on to readers of its newsletters and website. On April 25, the company was still a tiny Internet outfit that few people had heard of. But on April 26, the company announced its first-quarter numbers. Earnings, said Travelzoo, were up 160% over the previous year, on revenue gains of 70%. Flash forward to third-quarter results, which featured a 240% rise in earnings and a doubling of revenues. Flash again to the end of the year, at which point Travelzoo had seen its share price increase by an astonishing 1003% in 12 months. This has been a momentum-story par excellence - sometimes they really do work - and our only regret is that we didn't buy the company a lot earlier.

Second-best performer UbiquiTel had a much less dramatic year, though its transition to profitability, in the third quarter, propelled the stock to a pretty impressive gain in the last three months of 2004. It didn't hurt that the company - which provides wireless phone service in the western part of the country - had boosted its subscriber-base by 32% over the third quarter of 2003.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE - WHAT DIDN'T WORK

TRANSLATION: We're happy to say that no stocks in the Fund lost more than 50% in the December quarter.

DETAILED EXPLANATION OF CALENDAR-YEAR PERFORMANCE - WHAT WORKED

TRANSLATION: Thirteen stocks in the Fund gained more than 50% for the year, and five of them appreciated by more than 100%.

RANK    DESCRIPTION                          INDUSTRY                      % GAIN
-----------------------------------------------------------------------------------
1       Ceradyne Inc                         Miscellaneous Manufacturing   125.8%
2       Urban Outfitters Inc                 Retail                        121.7%
3       Essex Corp.                          Telecommunications            112.2%
4       Marine Products Corp                 Leisure Time                  107.3%
5       Travelzoo Inc.                       Internet                      104.7%
6       Ubiquitel Inc                        Telecommunications             76.3%
7       Deckers Outdoor Corp                 Apparel                        73.3%
8       Cognizant Tech. Solutions Corp       Computers                      72.1%
9       Coldwater Creek Inc                  Retail                         65.1%
10      JB Hunt Transport Services Inc       Transportation                 63.2%
11      Guitar Center Inc                    Retail                         61.4%
12      Bright Horizons Family Sol. Inc      Commercial Services            54.2%
13      Infospace Inc                        Internet                       52.6%

Had we bought into Travelzoo just a little earlier (see section on quarterly results, above), it would almost certainly have been our top performer for the year. Still, we don't have much quarrel with a 104% return, and we're happy to highlight Ceradyne, which does head the list. Ceradyne makes a variety of sophisticated ceramic products that are used in medical and industrial applications. What fueled the stock this year, though, were Ceradyne's defense-related products, including ceramic plates used to protect Humvees and other military vehicles. With U.S. soldiers busy in Iraq, Afghanistan, and elsewhere, the company had a lot of business; earnings for the first quarter were up 181% over the same period in 2003, and that pattern persisted for the rest of the year, with the stock price marching right alongside.

Interestingly, the second-best performer, Urban Outfitters, was also a steady gainer for the year. The good news started with the release of the company's results from the fiscal fourth quarter of 2003 (ended January 31). The upscale retailer of trendy women's clothing and accessories had doubled its net income in that quarter, thanks to strong revenue growth, and the stock began to climb. Despite the spring rollout of a spectacularly offensive series of products - the company logged 250,000 angry email responses to one refrigerator magnet alone - Urban Outfitters continued to prosper; in the third quarter, the company boosted earnings by 88% over the same period in the previous year, on strong increases in same-store sales.

DETAILED EXPLANATION OF CALENDAR-YEAR PERFORMANCE - WHAT DIDN'T WORK

TRANSLATION: Semiconductors and Pharmaceuticals were two of the hardest-hit sectors in the market this year, so it's not surprising that stocks from those sectors show up on our list of biggest losers of 2004. And Corinthian Colleges may fall in the "Commercial Services" sector, according to Bloomberg, but less euphemistically, it's in the for-profit education business - a business that spent much of the year mired in scandal, with Corinthian no exception. We're relieved that only three stocks in our Fund lost more than 50% for the year.

RANK    DESCRIPTION                          INDUSTRY                      % LOSS
-----------------------------------------------------------------------------------
1       aaiPharma Inc                        Pharmaceuticals               -81.1%
2       Corinthian Colleges Inc              Commercial Services           -59.4%
3       Cypress Semiconductor Corp           Semiconductors                -58.6%

Very simply, Cypress Semiconductor went from misery to misery this year, with one earnings disappointment after another, and the stock followed suit. By the third quarter, the company was acknowledging that its problem with excess inventory had extended across all its business lines. We sold the stock in October. aaiPharma was also an extended tale of disappointing earnings. In this instance, though, the feeble numbers were compounded by the departure of first one and then another CEO, by a lawsuit stemming from a reconsidered merger, and by problems with the board of directors, which was asking questions about the company's excess inventory and accounting glitches. That's the kind of board we like, but we sure didn't like the stock this year. Fortunately this was a small diversifying position and we sold this stock in early June.

Corinthian Colleges operates some 90 schools and colleges across the country. The stock essentially coasted through the first quarter, but then the lawsuits began, alleging inappropriate use of student financial-aid documents, violations of regulations relating to federal financial-aid programs, and fraud. The SEC got interested. By July, the company was warning that it earnings for both its fourth fiscal quarter and its full fiscal year would miss analyst estimates, thanks in part to publicity surrounding the litigation and SEC investigation. As it happens, the fourth quarter turned out to be less painful than the company had projected, but by that point, the damage had been done. We sold this stock in August.

TOP TEN HOLDINGS

At the end of the quarter, the Consumer, Cyclical sector was our largest sector weighting, at 24.9% of net assets, followed by Consumer, Non-cyclical at 24.6%, and Communications, at 16.7%. Our top ten holdings represented 24.0% of total net assets, and ten different industries.

                                                                           PERCENT OF
RANK    DESCRIPTION                          INDUSTRY                      NET ASSETS
-------------------------------------------------------------------------------------
1       Ceradyne Inc                         Miscellaneous Manufacturing      4.2%
2       Cognizant Tech. Solutions Corp       Computers                        2.8%
3       Urban Outfitters Inc                 Retail                           2.5%
4       JB Hunt Transport Services Inc       Transportation                   2.5%
5       Armor Holdings Inc                   Aerospace/Defense                2.1%
6       CNET Networks Inc                    Internet                         2.1%
7       Deckers Outdoor Corp                 Apparel                          2.0%
8       Navigant Consulting Inc              Commercial Services              2.0%
9       Matrixx Initiatives Inc              Pharmaceuticals                  1.9%
10      DaVita Inc                           Healthcare Services              1.9%
----------------------------------------------------------------------------------
                                                                             24.0%

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2004, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in small companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 1-800-661-3550 OR VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (02/05)

CONCLUSION

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery

John Montgomery

DISCLOSURE OF FUND EXPENSES
(UNAUDITED)

As a shareholder to the Fund, you will incur no transactions costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, the fund will incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2004 and held until December 31, 2004.

ACTUAL RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

BRIDGEWAY SMALL-CAP GROWTH FUND

                                                 BEGINNING       ENDING        EXPENSE PAID
                                               ACCOUNT VALUE  ACCOUNT VALUE   DURING PERIOD*
                                                  7/1/04        12/31/04     7/1/04 - 12/31/04
-----------------------------------------------------------------------------------------------
CLASS N     Actual Fund Return                 $    1,000.00  $    1,057.20      $    4.87
            Hypothetical Fund Return           $    1,000.00  $    1,020.47      $    4.78

CLASS R     Actual Fund Return                 $    1,000.00  $    1,056.33      $    6.16
            Hypothetical Fund Return           $    1,000.00  $    1,019.21      $    6.05

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIOS OF 0.94% AND 1.19% FOR CLASS N AND CLASS R, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE FIRST FISCAL HALF-YEAR DIVIDED BY 365 DAYS IN THE CURRENT YEAR (TO REFLECT THE ONE HALF-YEAR PERIOD).

SCHEDULE OF INVESTMENTS
SHOWING PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2004 (UNAUDITED)

   INDUSTRY   COMPANY                                               SHARES           VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS - 98.4%
   ADVERTISING - 0.5%
              Ventiv Health Inc*                                        12,975   $      263,652

   AEROSPACE/DEFENSE - 6.1%
              Armor Holdings Inc*                                       24,800        1,166,096
              Engineered Support
                Systems Inc                                             16,900        1,000,818
              Teledyne Technologies Inc*                                 8,000          235,440
              United Defense Industries Inc*                            13,100          618,975
              United Industrial Corp                                     7,000          271,180
                                                                                 --------------
                                                                                      3,292,509

   APPAREL - 2.8%
              Deckers Outdoor Corp*                                     23,400        1,099,566
              Guess ? Inc*                                              33,700          422,935
                                                                                 --------------
                                                                                      1,522,501

   BANKS - 3.2%
              Old Second Bancorp Inc                                     7,800          248,664
              PrivateBancorp Inc                                        24,200          779,966
              Western Sierra Bancorp*                                   18,450          707,650
                                                                                 --------------
                                                                                      1,736,280

   BEVERAGES - 0.9%
              Hansen Natural Corp*                                      14,100          513,381

   BIOTECHNOLOGY - 3.3%
              Affymetrix Inc*                                           24,400          891,820
              Arqule Inc*                                               19,050          110,299
              Invitrogen Corp*                                          11,500          771,995
                                                                                 --------------
                                                                                      1,774,114

   CHEMICALS - 1.7%
              Eastman Chemical Co                                       14,000          808,220
              The Mosaic Co*                                             8,000          130,560
                                                                                 --------------
                                                                                        938,780

   COAL - 0.3%
              Peabody Energy Corp                                        2,000          161,820

   COMMERCIAL SERVICES - 7.8%
              Bright Horizons Family
                Solutions Inc*                                           4,400          284,944
              Education Management Corp*                                12,300          406,023
              ITT Educational Services Inc*                             13,256          630,323
              Korn/Ferry International*                                 19,500          404,625
              Manning (Greg) Auctions Inc*+                             49,600          614,048
              Navigant Consulting Inc*                                  40,660        1,081,556
              PDI Inc*                                                   9,500          211,660
              Strayer Education Inc                                      5,740          630,195
                                                                                 --------------
                                                                                      4,263,374

   COMPUTERS - 3.2%
              AMX Corp*                                                 12,800          210,816
              Cognizant Technology
                Solutions Corp*                                         36,440        1,542,505
                                                                                 --------------
                                                                                      1,753,321

   DISTRIBUTION/WHOLESALE - 0.6%
              Navarre Corp*                                             18,100          318,560

   ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
              Artesyn Technologies Inc*                                 26,300          297,190

   ELECTRONICS - 2.1%
              Faro Technologies Inc*                                    22,500   $      701,550
              Keithley Instruments Inc                                  16,300          321,110
              Zygo Corp*                                                10,000          117,900
                                                                                 --------------
                                                                                      1,140,560

   HEALTHCARE PRODUCTS - 4.0%
              Advanced Neuromodulation
                Systems Inc*                                            11,600          457,736
              LCA-Vision Inc                                            38,850          908,702
              Techne Corp*                                              20,100          781,890
                                                                                 --------------
                                                                                      2,148,328

   HEALTHCARE SERVICES - 3.4%
              Amedisys Inc*                                             10,100          327,139
              Davita Inc*                                               25,785        1,019,281
              UnitedHealth Group Inc                                     5,625          495,169
                                                                                 --------------
                                                                                      1,841,589

   HOUSEHOLD PRODUCTS/WARES - 1.7%
              Yankee Candle Co Inc*                                     27,600          915,768

   INTERNET - 9.8%
              1-800-FLOWERS.COM Inc -
                Class A*                                                63,500          534,035
              CNET Networks Inc*                                       100,400        1,127,492
              Cybersource Corp*                                         34,300          245,245
              Digital River Inc*                                         7,000          291,270
              Earthlink Inc*                                            65,400          753,408
              Infospace Inc*                                             2,725          129,574
              LookSmart Ltd*                                            82,300          180,237
              Macrovision Corp*                                          8,700          223,764
              NetFlix Inc*                                               6,400           78,912
              Sapient Corp*                                             42,250          334,198
              Travelzoo Inc*                                             4,000          381,720
              United Online Inc*                                        36,700          423,151
              WebEx Communications Inc*                                 25,200          599,256
                                                                                 --------------
                                                                                      5,302,262

   IRON/STEEL - 1.5%
              Carpenter Technology Corp                                  8,900          520,294
              Schnitzer Steel Industries Inc                             9,300          315,549
                                                                                 --------------
                                                                                        835,843

   LEISURE TIME - 1.1%
              Marine Products Corp                                      22,800          595,308

   MACHINERY DIVERSIFIED - 1.1%
              Middleby Corp                                             11,500          583,280

   METAL FABRICATE/HARDWARE - 0.2%
              Timken Co                                                  4,825          125,546

   MINING - 0.4%
              Titanium Metals Corp*                                      8,800          212,432

   MISCELLANEOUS MANUFACTURING - 4.8%
              Actuant Corp*                                              6,000          312,900
              Ceradyne Inc*                                             40,100        2,294,121
                                                                                 --------------
                                                                                      2,607,021

   OFFICE FURNISHING - 1.3%
              HNI Corp                                                  16,300          701,715

   INDUSTRY   COMPANY                                               SHARES           VALUE
-----------------------------------------------------------------------------------------------
   OIL & GAS - 1.8%
              Petroleum Development Corp*                               10,200   $      393,414
              Southwestern Energy Co*                                   11,700          593,073
                                                                                 --------------
                                                                                        986,487

   OIL & GAS SERVICES - 0.5%
              Maverick Tube Corp*                                        8,700          263,610

   PHARMACEUTICALS - 4.0%
              Eon Labs Inc*                                             29,000          783,000
              Kos Pharmaceuticals Inc*                                   5,200          195,728
              Matrixx Initiatives Inc*                                  91,200        1,057,008
              Tanox Biosystems*                                          9,900          150,480
                                                                                 --------------
                                                                                      2,186,216

   RETAIL - 15.0%
              CEC Entertainment Inc*                                    18,000          719,460
              Chico's FAS Inc*                                          17,700          805,881
              Claire's Stores Inc                                       34,100          724,625
              Coldwater Creek Inc*                                       9,400          290,178
              Copart Inc*                                               24,300          639,576
              Cosi Inc*                                                 30,700          185,735
              Cost Plus Inc*                                             7,900          253,827
              Electronics Boutique
                Holdings Corp*                                          13,300          571,102
              Guitar Center Inc*                                         5,680          299,279
              MarineMax Inc*                                             8,250          245,520
              O'Reilly Automotive Inc*                                  16,900          761,345
              The Sportsman's Guide Inc*                                40,100          902,250
              TBC Corp*                                                 13,300          369,740
              Urban Outfitters Inc*                                     30,800        1,367,520
                                                                                 --------------
                                                                                      8,136,038

   SEMICONDUCTORS - 1.7%
              ADE Corp*                                                 14,400          269,568
              Pixelworks Inc*                                           48,000          544,320
              PLX Technology Inc*                                        8,300           86,320
                                                                                 --------------
                                                                                        900,208

   SOFTWARE - 4.4%
              Avid Technology Inc*                                       4,572          282,321
              IDX Systems Corp*                                         23,790          819,803
              Novell Inc*                                               37,700          254,475
              SS&C Technologies Inc                                     14,850          306,652
              Transaction Systems
                Architects Inc*                                         36,200          718,570
                                                                                 --------------
                                                                                      2,381,821

   TELECOMMUNICATIONS - 5.0%
              Essex Corp*                                               18,700          378,675
              Plantronics Inc                                           22,500          933,075
              Ubiqitel Inc*                                             34,900          248,488
              Viasat Inc*                                               24,400          592,188
              Western Wireless Corp*                                    20,100          588,930
                                                                                 --------------
                                                                                      2,741,356

   TOYS/GAMES/HOBBIES - 1.2%
              Marvel Enterprises Inc*                                   31,500          645,120

   TRANSPORTATION - 2.5%
              JB Hunt Transport Services Inc                            30,250        1,356,712
                                                                                 --------------

TOTAL COMMON STOCKS
   (Cost $45,099,908)                                                                53,442,702
                                                                                 --------------
TOTAL INVESTMENTS - 98.4%
   (Cost $45,099,908)                                                            $   53,442,702
Other Assets In Excess of Liabilities - 1.6%                                            891,594
                                                                                 --------------
NET ASSETS - 100.0%                                                              $   54,334,296
                                                                                 ==============

*  NON-INCOME PRODUCING SECURITY
+  THIS SECURITY OR A PORTION OF THIS SECURITY IS OUT ON LOAN AT DECEMBER 31,
   2004
TOTAL LOANED SECURITIES HAD A MARKET VALUE OF $614,048 AT DECEMBER 31, 2004

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004 (UNAUDITED)

ASSETS:
         Investments at value (cost - $45,099,908)                                 $   53,442,702
         Receivable for investments sold                                                  120,498
         Receivable for fund shares sold                                                1,023,384
         Dividends receivable                                                               4,716
         Interest receivable                                                                1,509
         Prepaid expenses                                                                  21,669
-------------------------------------------------------------------------------------------------
               Total assets                                                            54,614,478
-------------------------------------------------------------------------------------------------

LIABILITIES:
         Overdraft                                                                         98,307
         Payable for fund shares redeemed                                                  90,505
         Accrued investment adviser fee                                                    22,722
         Accrued administration fee                                                         2,944
         Accrued directors fee                                                                298
         Accrued distribution fee                                                           6,534
         Other payables                                                                    58,872
-------------------------------------------------------------------------------------------------
               Total liabilities                                                          280,182
-------------------------------------------------------------------------------------------------
         NET ASSETS                                                                $   54,334,296
=================================================================================================

NET ASSETS REPRESENT:
         Paid-in capital                                                           $   49,605,898
         Accumulated net investment loss                                                 (186,732)
         Accumulated net realized loss on investments                                  (3,427,664)
         Net unrealized appreciation of investments                                     8,342,794
-------------------------------------------------------------------------------------------------
         NET ASSETS                                                                $   54,334,296
=================================================================================================

NET ASSET VALUE PER SHARE

Net assets
         Class N                                                                   $   44,027,508
         Class R                                                                   $   10,306,788

Shares of beneficial interest outstanding of $.001 par value
         Class N, 100,000,000 shares authorized                                         3,841,039
         Class R, 40,000,000 shares authorized                                            901,190

Net asset value, offering and redemption price per share
         Class N                                                                   $        11.46
         Class R                                                                   $        11.44

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 (UNAUDITED)

INVESTMENT INCOME:
         Dividends                                                                 $       46,984
         Interest                                                                             900
         Securities lending                                                                 1,927
-------------------------------------------------------------------------------------------------
              Total investment income                                                      49,811

EXPENSES:
         Investment advisory fees                                                         143,535
         Administration fees                                                               11,962
         Accounting fees                                                                   27,790
         Transfer agent fees                                                               37,600
         Audit fees                                                                         7,025
         Tax fees                                                                           1,830
         Custody fees                                                                       6,059
         Legal fees                                                                         5,965
         Blue sky fees                                                                      3,864
         Distribution fees - Class R                                                       11,819
         Directors fees                                                                       916
         Registration fees                                                                  1,974
         Reports to shareholders                                                            2,500
         Miscellaneous                                                                      1,648
-------------------------------------------------------------------------------------------------
              Total expenses before fees waived                                           264,487
         Less investment advisory fees waived                                             (27,944)
-------------------------------------------------------------------------------------------------
               Net expenses                                                               236,543
-------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                      (186,732)
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized loss on investment securities                                    (2,935,667)
         Net change in unrealized appreciation / depreciation on investments            6,165,925
-------------------------------------------------------------------------------------------------
         Net realized and unrealized gain on investments                                3,230,258
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $    3,043,526
=================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED         PERIOD ENDED
                                                                               DECEMBER 31, 2004*       JUNE 30, 2004**
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
         Net investment loss                                                   $          (186,732)   $          (141,551)
         Net realized loss on investment securities                                     (2,935,667)              (491,997)
         Net change in unrealized appreciation / depreciation on investments             6,165,925              2,176,869
-------------------------------------------------------------------------------------------------------------------------
             Net increase in net assets from operations                                  3,043,526              1,543,321
-------------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
         Proceeds from sale of shares
                 Class N                                                                10,460,642             44,725,291
                 Class R                                                                 1,241,226             11,391,083
         Cost of shares redeemed
                 Class N                                                                (6,956,724)            (8,038,046)
                 Class R                                                                (1,834,159)            (1,241,864)
-------------------------------------------------------------------------------------------------------------------------
              Net increase in net assets from share transactions                         2,910,985             46,836,464
-------------------------------------------------------------------------------------------------------------------------

              Net increase in net assets                                                 5,954,511             48,379,785

NET ASSETS:
         Beginning of period                                                            48,379,785                      0
-------------------------------------------------------------------------------------------------------------------------
         End of period ***                                                     $        54,334,296    $        48,379,785
=========================================================================================================================

SHARES ISSUED & REDEEMED:
         Issued
                 Class N                                                                 1,026,434              4,279,022
                 Class R                                                                   119,209              1,079,752
         Redeemed
                 Class N                                                                  (686,916)              (777,501)
                 Class R                                                                  (179,216)              (118,555)
-------------------------------------------------------------------------------------------------------------------------
              Net increase                                                                 279,511              4,462,718
         Outstanding at beginning of period                                              4,462,718                      0
-------------------------------------------------------------------------------------------------------------------------
         Outstanding at end of period                                                    4,742,229              4,462,718
=========================================================================================================================

* Unaudited
** Commenced operations on October 31, 2003
*** Including accumulated net investment loss of:                              $          (186,732)   $                 0

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

CLASS N

                                                                                 SIX MONTHS ENDED       FOR THE PERIOD
                                                                                   DECEMBER 31,       OCTOBER 31, 2003 TO
                                                                                     2004***            JUNE 30, 2004**
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
     Net asset value, beginning of period                                      $             10.84    $             10.00
-------------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
         Net investment loss^                                                                (0.04)                 (0.05)
         Net realized and unrealized gain                                                     0.66                   0.89
-------------------------------------------------------------------------------------------------------------------------
              Total from investment operations                                                0.62                   0.84
-------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                                            $             11.46    $             10.84
=========================================================================================================================

TOTAL RETURN+#                                                                                5.72%                  8.40%
RATIOS & SUPPLEMENTAL DATA
         Net assets, end of period ('000's)                                    $            44,028    $            37,968
         Ratios to average net assets:
            Expenses after waivers and reimbursements*                                        0.94%                  0.94%
            Expenses before waivers and reimbursements*                                       1.06%                  1.25%
            Net investment loss after
              waivers and reimbursements*                                                    (0.73%)                (0.74%)

         Portfolio turnover rate                                                              16.2%                  16.6%

Class R

                                                                                 SIX MONTHS ENDED       FOR THE PERIOD
                                                                                   DECEMBER 31,       OCTOBER 31, 2003 TO
                                                                                      2004***           JUNE 30, 2004**
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
     Net asset value, beginning of period                                      $             10.83    $             10.00
-------------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
         Net investment loss^                                                                (0.05)                 (0.05)
         Net realized and unrealized gain                                                     0.66                   0.88
-------------------------------------------------------------------------------------------------------------------------
              Total from investment operations                                                0.61                   0.83
-------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                                            $             11.44    $             10.83
=========================================================================================================================

TOTAL RETURN+#                                                                                5.63%                  8.30%
RATIOS & SUPPLEMENTAL DATA
         Net assets, end of period ('000's)                                    $            10,307    $            10,412
         Ratios to average net assets:
            Expenses after waivers and reimbursements*                                        1.19%                  1.19%
            Expenses before waivers and reimbursements*                                       1.31%                  1.44%
            Net investment loss after
              waivers and reimbursements*                                                    (0.98%)                (0.99%)

         Portfolio turnover rate                                                              16.2%                  16.6%

*   ANNUALIZED
**  COMMENCED OPERATIONS ON OCTOBER 31, 2003.
*** UNAUDITED
+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD VARIOUS FEES NOT BEEN WAIVED DURING THE PERIOD.
#   TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
^ PER SHARE AMOUNTS CALCULATED BASED ON THE AVERAGE DAILY SHARES OUTSTANDING DURING THE PERIOD.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (UNAUDITED)

1. ORGANIZATION:

Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 100,000,000 and 40,000,000 shares have been classified into Class N and Class R of the Small-Cap Growth Fund, respectively.

Bridgeway is organized as a series fund and, as of December 31, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

The Small-Cap Growth Fund seeks to provide long-term total return of capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Small-Cap Growth Fund (the "Fund") are in conformity with accounting principles generally accepted in the United States of America.

SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

SECURITIES LENDING Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of December 31, 2004, the Fund had securities on loan valued at $614,048 and received U.S. Treasury securities with a value of $628,027 as collateral. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

USE OF ESTIMATES IN FINANCIAL STATEMENTS In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RISKS AND UNCERTAINTIES The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Fees provided for under the Rule 12b-1 plan of a particular class of the fund are charged to the operations of such class. All other expenses are allocated among the classes on relative net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

FUTURES CONTRACTS A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2004, there were no outstanding futures contracts.

OPTIONS An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. As of December 31, 2004, there were no outstanding options.

INDEMNIFICATION Under the Company's organizational documents, the Fund's officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

The Fund has entered into a management contract with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund's average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only;
(b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.94% of the value of its average net assets for Class N shares and 1.19% of the value of its average net assets for Class R shares for the six months ended December 31, 2004. For the six months ended December 31, 2004, the Adviser waived fees of $27,944.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the six months ended December 31, 2004.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund.

BOARD OF DIRECTORS COMPENSATION Bridgeway pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the six months ended December 31, 2004.The amount attributable to the Small-Cap Growth Fund is disclosed in the Statement of Operations.

4. DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

Forum Fund Services, LLC acts as distributor of the Fund's shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund's Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996. On October 22, 2003, shareholders of the seven investment portfolios of the fund then existing approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that would pay distribution and service fees to the distributor up to 0.25% of average daily net assets of the Class R shares. Class R shares were subsequently created for the new Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and the Large-Cap Value Fund. During the six months ended December 31, 2004 distribution fees of $11,819 were accrued to Small-Cap Growth Fund Class R shareholders.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $9,893,960 and $7,752,261, respectively, for the six months ended December 31, 2004.

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net taxable income including net realized gains on investments, if any, to its shareholders each year. The fund is not subject to income or excise taxes to the extent such distributions are made.

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2004, was as follows:

Gross unrealized appreciation                    $  10,310,637
Gross unrealized (depreciation)                     (1,967,843)
--------------------------------------------------------------
Net unrealized appreciation
  on investments                                 $   8,342,794
==============================================================
Cost of investments                              $  45,099,908
==============================================================

The Fund has deferred to its fiscal year ending June 30, 2005, $450,542 of losses recognized during the period November 1, 2003 to June 30, 2004.

As of June 30, 2004, the components of net assets on a tax basis were:

Undistributed ordinary income                    $           0
Cumulative Effect of other timing differences         (450,542)
Unrealized appreciation                              2,135,414

The temporary differences between book and tax are primarily due to wash sales and post October losses.

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

7. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements. PricewaterhouseCoopers LLP issued reports on the Funds' financial statements as of June 30, 2004 and 2003. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds' Audit Committee and ratified by the Funds' Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management's representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds' financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund's procedures. With respect to the Funds' Transfer Agent PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office ("RPO") function and over the monitoring of shareholder accounts placed on RPO status. These matters were considered to be a material weakness in control procedure and its operation. The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

OTHER INFORMATION
(UNAUDITED)

1. PROXY VOTING:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2004 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission's ("SEC") website at http:/www.sec.gov.

2. FUND HOLDINGS:

The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC's website at http:/www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

3. OTHER

Shareholders individually holding more than 5% of the Fund's outstanding shares as of December 31, 2004, constituted 43% of the Fund.

                       This Page Intentionally Left Blank

[BRIDGEWAY FUNDS LOGO]                                      SMALL-CAP VALUE FUND
                                                              SEMI-ANNUAL REPORT
                                                               DECEMBER 31, 2004

February 25, 2005

Dear Fellow Small-Cap Value Shareholder,

Our Fund was up 16.20% in the December 2004 quarter, compared to a 13.20% gain for our primary market benchmark, the Russell 2000 Value Index, and a 12.68% return of our peer benchmark, the Lipper Small-Cap Value Index.

The table below presents our performance for the December quarter, 1 year, and annualized performance since inception, followed by a graph of performance since inception, as well as a new SEC-mandated breakdown of sector representation in the Fund.

                                                  DEC. QTR.   1 YEAR   LIFE-TO-DATE
                                                 10/1/04 TO  1/1/04 TO 10/31/03 TO
                                                  12/31/04   12/31/04    12/31/04
-----------------------------------------------------------------------------------
SMALL-CAP VALUE FUND - CLASS N                      16.20%     17.33%     17.32%
SMALL-CAP VALUE FUND - CLASS R                      16.15%     16.94%     16.99%
Russell 2000 Value Index                            13.20%     22.25%     26.47%
Lipper Small-Cap Value Index                        12.68%     20.65%     25.64%

PERFORMANCE FIGURES QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE FIGURES QUOTED, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH CONSISTS OF STOCKS IN THE RUSSELL 2000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE LIPPER SMALL-CAP VALUE INDEX IS AN INDEX OF SMALL-COMPANY, VALUE-ORIENTED FUNDS COMPILED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. PERIODS LONGER THAN ONE YEAR ARE ANNUALIZED.

[CHART]

GROWTH OF $10,000 INVESTED IN SMALL-CAP VALUE FUND AND INDEXES FROM 10/31/03 (INCEPTION) TO 12/31/04

                  BRIDGEWAY                      BRIDGEWAY
        SMALL-CAP VALUE FUND - CLASS N  SMALL-CAP VALUE FUND - CLASS R  RUSSELL 2000 VALUE INDEX  LIPPER SMALL-CAP VALUE INDEX
10/03                            10000                           10000                     10000                         10000
12/03                            10270                           10270                     10759                         10819
 3/04                            10620                           10600                     11504                         11463
 6/04                            10460                           10440                     11601                         11652
 9/04                            10370                           10340                     11619                         11584
12/04                            12050                           12010                     13153                         13053

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

SHAREHOLDER LETTER

INDUSTRY SECTOR REPRESENTATION AS OF DECEMBER 31, 2004

SECTOR                       % OF NET ASSETS
--------------------------------------------
Basic Materials                     5.7%
Communications                      9.1%
Consumer, Cyclical                 25.6%
Consumer, Non-cyclical              9.8%
Energy                             11.0%
Financial                          10.6%
Industrial                         23.5%
Technology                          2.8%
Utilities                           1.9%
--------------------------------------------
TOTAL                             100.0%

PERFORMANCE SUMMARY

TRANSLATION: For the December quarter, both share classes of the Fund beat both the Russell 2000 Value Index of small, value-oriented stocks and the peer-group average. For the year, however, both share classes of the Fund underperformed both the Russell 2000 Value Index and the peer-group average.

We are NOT pleased with these results. However, the difference in the Fund's relative performance for the quarter and the year is interesting: Clearly, we were lagging our benchmark index and our peer group fairly badly during the first nine months of the year, and then sprinted ahead in the final quarter, though not quite enough to make up for the earlier shortfall. We say this not to excuse our performance, but because it offers a good reminder of the value of sticking with investment decisions and resisting panic and the urge to sell when things look less than great. Remember, though, that this "holding through the downturn" strategy works best in concert with other financial principles, such as saving, avoiding most kinds of debt, diversifying (and regularly rebalancing) your portfolio, setting aside an emergency fund, and choosing well- managed, low-cost funds whose investment objectives - anything from very aggressive growth to ultra-low-risk income - matches with the time-horizons of the investments you're making. This is a fancy way of saying that the more years you can afford to wait before tapping a particular pile of money, the more risk you can afford to take with it.

YEAR-TO-DATE MARKET COMMENTARY: IT'S UP (MARCH), IT'S UP (JUNE), OOOPS - IT'S DOWN (SEPTEMBER), NO, IT'S REALLY UP, REALLY! (END OF YEAR).

TRANSLATION: Notwithstanding news events (and the commentary of many market pundits), 2004 was a remarkably average year. The combination of rising interest rates, a declining U.S. dollar, inflation, the presidential election, war and natural disasters should have produced some extraordinary results, right? Not so fast....

Let's look at the statistics purely from a market perspective. Over the 10 years through the 31st of December, 2004, the S&P 500 Index of large companies returned an average of 12.05% per year. (I know, that sounds unbelievable, given how weak the past few years' performance has been, but the market of the mid-and late 1990s really was pretty remarkable.) That's only about one and one-half percentage points better than the Index's return for 2004. Furthermore, if we look all the way back to 1925, we see that the market has returned an average of 10.4% per year - and that's over a 79-year period that includes the Great Depression, World War II, the white-hot "go-go" market of the 1960s and the brutal bear market of the early 1970s. In about two-thirds of those years, the Index either beat or lagged that 10.4% average by more than 10 percentage points. From that perspective, therefore, 2004's return of 10.88% was about as average as you can get.

.. . . but wasn't this a very volatile year? No. In fact, the actual variation of monthly returns in 2004 was about half of the average of the preceding decade. Throughout that 10-year period, only one year - 1995 - was less volatile. In other words, in 2004 the stock market "bounced around" a whole lot LESS than normal. This frees up tremendous emotional energy to spend on more important things (including actually finding the next good stock pick).

In conclusion, what is remarkable about 2004 is how average it was in terms of returns and how "tame" it was with respect to volatility. Not what you might conclude from reading standard financial commentaries, many of which described a market lurching dramatically between struggle and triumph. All that drama can be very compelling, but it doesn't necessarily lead to an accurate understanding of the market's behavior in the long run, nor does it necessarily produce sound investment decisions. For that reason, though I have four computer screens in my office, none of them runs a ticker, and I frequently go home at the end of the day without knowing whether the overall market was up or down.

All that said, the market of 2004 did exhibit some unusual characteristics, in particular the continued - and extraordinary - performance of smaller stocks. This was the sixth year in a row that small stocks beat large ones, the longest period of consecutive annual small-stock dominance in the last eight decades.

What does this imply for the future? History suggests two possible responses. On the one hand, investment strategies - such as buying small-cap stocks or value stocks or real-estate-oriented stocks - that have worked well in the recent past tend to keep working, as investors get caught up in the excitement and become increasingly confident that a given strategy is the right way to go. This is essentially a self-fulfilling prophecy: If everyone agrees that small stocks, for example, are going to keep going up, they will go up, because everyone buys them. So-called momentum investing has come in for a lot of negative publicity in the past few years, because it was investors following a momentum strategy who both fueled the tech-stocks bubble of the late '90s and early 2000 and then (when they switched strategies) caused it to collapse. The fact is, though, that a momentum strategy can work for periods of time, and statistically, when small stocks have done well relative to the overall market in one year, they are more likely to do well in the next one. So we could conceivably see a record-setting seventh year in a row of small-stock dominance - hardly what investors in a large-stock fund want to hear.

On the other hand, we could see the exact opposite. For investment managers, making predictions is often the surest way to get your head handed to you on a platter, but our computer stock picking models have no such concerns, and they are pointing to a shift toward larger stocks. Specifically, over the past 12 months or so our models began finding a larger number of "attractive" large stocks than at any time I can remember in about five years. This is almost certainly a function of relative valuation; i.e., based on a variety of financial measures, and thanks to the multi-year run-up in the price of small stocks, larger stocks in general are starting to look relatively attractive again. At Bridgeway, we don't put much effort into trying to guess the market's direction; we're just trying to find one good stock (of any size) at a time. Still, I believe it's likely that the tide will turn back in favor of large stocks at SOME point in the next couple of years. It's a good time (ok, any time is a good time) to make sure your own portfolio is in balance with your long-term plan.

Of course, company size is hardly the only investment variable. "Style," too, plays a significant role, and 2004 was pretty bad for "growth"-oriented stocks, building on a very bad five-year trend. The following bar chart shows the relative performance of growth versus value oriented large stocks, over the past one, three, and five years ended 12/31/04, based on data from Morningstar:

[CHART]

              VALUE     GROWTH
1 Year        14.05%      0.19%
3 Year         6.95%     -4.35%
5 Year         4.54%    -16.22%

This pattern of weak growth-stock performance is exactly what one would expect...during the bear-market phase of a stock-market cycle. But from a historical perspective, it's distinctly unusual for the last two years of a recovery. Our models are suggesting a shift toward growth stocks, but not as strongly as they indicate a shift toward large stocks. My conclusion from all this: make sure your portfolio is in balance with your target allocation and long term plan.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE - WHAT WORKED WELL

TRANSLATION: For the most part, the Fund's winners in the fourth quarter of 2004 were earnings stories - stocks that took off in the fourth quarter after reporting surprisingly strong results for the earlier part of the year. In all, five stocks in the Fund appreciated by more than 50% over the course of the quarter.

RANK    DESCRIPTION                     INDUSTRY                      % GAIN
-------------------------------------------------------------------------------
1       UNOVA Inc                       Machinery-Diversified          80.0%
2       Bluegreen Corp                  Entertainment                  78.2%
3       US Unwired Inc                  Telecommunications             72.9%
4       Airgate PCS Inc                 Telecommunications             69.6%
5       PacifiCare Health Systems Inc   Healthcare Services            54.0%

NOTE: SMALL POSITIONS WITH APPRECIATION OR LOSS LESS THAN 0.1% IMPACT ON THE FUND PERFORMANCE ARE EXCLUDED FROM THE LIST OF BEST AND WORST PERFORMERS.

Top performer UNOVA Inc. was a sterling example of the "earnings effect." Based in Everett, WA, the company offers uniquely "rugged" wireless computing devices and services that can be used in a number of applications where a desktop PC is not an option - everything from checking inventory in a warehouse to surveying property. (A separate division makes and services high-end manufacturing equipment.) For much of the year, UNOVA Inc. attracted little attention -- its stock had slowly drifted down about 35% from a peak in early 2004 - but with the release of the company's third-quarter numbers, the stock abruptly spiked up 31% on news that earnings had nearly tripled analysts' expectations. And it then continued rising, giving us an 80% gain in our position for the period.

Bluegreen Corp. is in a very different business, but its stock followed a similar pattern. Headquartered in Boca Raton, Bluegreen Corp. is primarily in the timeshare business, offering clients "time" at any one of 35 resorts, mostly in the southeastern United States. Though the company's timeshare sales had doubled between 1999 and 2003, and it had also seen solid growth in both interest income (from financing the purchase of timeshares) and sales of land to people who want to build homes in Bluegreen Corp's. resort locations, the stock was stalled for much of 2004. It jumped nicely in the fourth quarter, however, when the company paid down a chunk of debt and announced record sales and operating revenues.

Then there's PacifiCare Health Systems Inc., a provider of healthcare insurance to companies and individuals in various locations around the U.S. Its stock rose in the fourth quarter with news that third-quarter profits were up by 31%; the fact that the company was continuing its share-buyback program didn't hurt, either. Nor - oddly - was US Unwired Inc. particularly hurt by the flurry of class-action lawsuits brought against the company over the summer. Its announcement that earnings had increased by more than 140% in the first-half of the year (from the year earlier period) was apparently enough to quell any fears of litigation. At least, that's what we assume; the stock appreciated by 62.8% in the last six months of the year, and our position showed a nice 72.9% increase for the fourth quarter.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE - WHAT DIDN'T WORK

TRANSLATION: The fourth quarter was strong for both small stocks and value stocks, giving our Fund something of a double-tailwind. As a result, no stocks declined by more than 50% for the period.

DETAILED EXPLANATION OF CALENDAR-YEAR PERFORMANCE - WHAT WORKED WELL

TRANSLATION: Darn! If Ventiv Health Inc. and American Science & Engineering Inc. had worked just that little bit better, we would have been looking at two triple-digit gainers for the year. We really like those. Nevertheless, we'll happily take their returns, and the returns of the other 18 stocks in the Fund that appreciated by more than 50% in 2004.

RANK    DESCRIPTION                     INDUSTRY                      % GAIN
-------------------------------------------------------------------------------
1       Ventiv Health Inc               Advertising                    99.2%
2       American Science & Eng. Inc     Electronics                    99.1%
3       US Unwired Inc                  Telecommunications             81.6%
4       Stein Mart Inc                  Retail                         77.9%
5       Trans World Entertainment Corp  Retail                         75.1%
6       Petroleum Development Corp      Oil & Gas                      73.4%
7       Airgate PCS Inc                 Telecommunications             73.3%
8       OMI Corp                        Transportation                 71.3%
9       Vans Inc                        Apparel                        69.9%
10      SMTEK International Inc         Electronics                    67.6%
11      United Fire & Casualty Co       Insurance                      67.1%
12      Commercial Metals Co            Metal Fabricate/Hardware       67.0%
13      Carpenter Technology Corp       Iron/Steel                     65.6%
14      PacifiCare Health Systems Inc   Healthcare Services            65.1%
15      Bluegreen Corp                  Entertainment                  60.1%
16      Toll Brothers Inc               Home Builders                  56.7%
17      Badger Meter Inc                Electronics                    52.2%
18      Eagle Materials Inc             Building Materials             51.7%
19      Beazer Homes USA Inc            Home Builders                  50.7%
20      Metal Management Inc            Environmental Control          50.7%

NOTE: SMALL POSITIONS WITH APPRECIATION OR LOSS LESS THAN 0.01% IMPACT ON THE FUND PERFORMANCE ARE EXCLUDED FROM THE LIST OF BEST AND WORST PERFORMERS.

Ventiv Health Inc. may have provided a dramatic return for the Fund, but the stock's progress for the year was anything but dramatic, just a steady climb upward. Indeed, when the company released its third-quarter results, showing that earnings for the quarter had jumped by 50% over the previous year, investors yawned, rewarding the stock with a scant 1% uptick. That's fine: the company had plenty to celebrate even if investors didn't throw a party. Compared with 2003, for example, the company's operating margin nearly doubled, and its collections efficiency - the number of days needed to collect on the typical outstanding receivable - was markedly improved. Ventiv Health Inc. provides marketing and consulting services to pharmaceutical and biotech firms, including some of the most recognizable names in the field. That may not sound exciting, but at Bridgeway, we think a 99% gain is definitely something to get excited about.

Barely in second place was American Science & Engineering Inc., based in Billerica, MA. The company makes cargo-inspection equipment - a field that has gained a lot of visibility over the past few years, given our increased awareness of the need for better security. Here, too, there was little that was dramatic about the stock's performance, other than its relentless march upward over the course of the year.

By contrast, it was strong fourth-quarter numbers that helped several stocks find a place on this list. US Unwired Inc., Airgate PCS Inc., Bluegreen Corp. and PacifiCare Health Systems Inc. all took honors for the quarter as well as the year, while homebuilders Toll Brothers and Beazer Homes USA Inc. all soared in the last few months of the year on the back of powerful, sometimes record-setting, quarterly numbers.

DETAILED EXPLANATION OF CALENDAR-YEAR PERFORMANCE - WHAT DIDN'T WORK

TRANSLATION: The three stocks listed below have little in common beyond their all having declined by more than 50% over the course of the calendar year.

RANK    DESCRIPTION                     INDUSTRY                     % LOSS
-----------------------------------------------------------------------------
1       Applica Inc                     Home Furnishings             -58.6%
2       America West Holdings Corp      Airlines                     -54.2%
3       Safeguard Scientifics Inc       Software                     -50.3%

NOTE: SMALL POSITIONS WITH APPRECIATION OR LOSS LESS THAN 0.01% IMPACT ON THE FUND PERFORMANCE ARE EXCLUDED FROM THE LIST OF BEST AND WORST PERFORMERS.

Sometimes it's the sector, and sometimes it just isn't. America West Holdings Corp., for example, is an airline, operating low-cost flights with primary hubs in Phoenix and Las Vegas. Unfortunately, airlines in general had a miserable year, hammered by a combination of high fuel costs and overcapacity (particularly in markets such as...Phoenix and Las Vegas), as well as by lingering problems stemming from 2003's SARS epidemic and the now-ever-present fear of terrorism. But while the sector's woes do get credit for some of America West's 54.2% loss to our Fund, it should also be said that the company was not well placed to ride a downdraft. In particular, it had failed to protect itself sufficiently against the possibility - which this past year made real - of rising fuel prices, and it had few options for distinguishing itself among the fleet of low-cost carriers serving its primary markets. The stock paid the price for these planning errors. We sold this stock in the 3rd quarter.

On the other hand, there is Applica Inc. which makes small household appliances, such as coffee-makers. Applica Inc. brewed up nothing but trouble for investors this year, as each quarter presented yet another earnings disappointment. (In the third quarter, for example, the company produced a loss of 41 cents per share, compared with a profit of 20 cents per share in 2003.) To be fair, some of that loss is a function of moves that may ultimately benefit the company, such as the sale of one of its divisions and the sale of its manufacturing facility in China. But any such benefits didn't show up in time to prevent our Fund from taking a 58.6% loss on our Applica Inc. position. We sold this stock in the 3rd quarter.

TOP TEN HOLDINGS

At the end of the quarter, Consumer (Cyclical) represented our largest sector weighting, at 25.6% of net assets, followed by Industrial, at 23.5%, and Energy, at 11.0%. Our top ten holdings - listed below -- represented 19.0% of total net assets and seven different industries.

                                                                   PERCENT OF
RANK    DESCRIPTION                     INDUSTRY                   NET ASSETS
-------------------------------------------------------------------------------
1       Petroleum Development Corp      Oil & Gas                       2.3%
2       Badger Meter Inc                Electronics                     2.2%
3       Universal Forest Products Inc   Building Materials              2.1%
4       Commercial Metals Co            Metal Fabricate/Hardware        2.1%
5       AAR Corp                        Aerospace/Defense               1.8%
6       Smart & Final Inc               Retail                          1.8%
7       Stein Mart Inc                  Retail                          1.8%
8       Park-Ohio Holdings Corp         Miscellaneous Manufacturer      1.7%
9       MarineMax Inc                   Retail                          1.6%
10      Maverick Tube Corp              Oil & Gas Services              1.6%
-------------------------------------------------------------------------------
                                                                       19.0%

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2004, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this fund carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 1-800-661-3550 OR VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (02/05)

CONCLUSION

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/S/ John Montgomery

John Montgomery

DISCLOSURE OF FUND EXPENSES
(UNAUDITED)

As a shareholder to the Fund, you will incur no transactions costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, the fund will incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2004 and held until December 31, 2004.

ACTUAL RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

BRIDGEWAY SMALL-CAP VALUE FUND

                                                      BEGINNING       ENDING      EXPENSE PAID
                                                    ACCOUNT VALUE  ACCOUNT VALUE  DURING PERIOD*
                                                       7/1/04        12/31/04    7/1/04 - 12/31/04
-----------------------------------------------------------------------------------------------------
CLASS N            Actual Fund Return                $ 1,000.00     $ 1,152.01        $ 5.09
                   Hypothetical Fund Return          $ 1,000.00     $ 1,020.47        $ 4.78

CLASS R            Actual Fund Return                $ 1,000.00     $ 1,150.38        $ 6.44
                   Hypothetical Fund Return          $ 1,000.00     $ 1,019.22        $ 6.04

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIOS OF 0.94% AND 1.19% FOR CLASS N AND CLASS R, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE FIRST FISCAL HALF-YEAR DIVIDED BY 365 DAYS IN THE CURRENT YEAR (TO REFLECT THE ONE HALF-YEAR PERIOD).

SCHEDULE OF INVESTMENTS
SHOWING PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2004 (UNAUDITED)

   INDUSTRY    COMPANY                                         SHARES            VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS - 99.9%
  ADVERTISING - 1.5%
               Ventiv Health Inc*                                  30,300   $       615,696

  AEROSPACE/DEFENSE - 1.8%
               AAR Corp*                                           56,100           764,082

  AIRLINES - 1.2%
               Northwest Airlines Corp*                            46,200           504,966

  BANKS - 2.2%
               Community Bank System Inc                           18,300           516,975
               Fremont General Corp                                12,400           312,232
               Irwin Financial Corp                                 3,700           105,043
                                                                            ---------------
                                                                                    934,250

  BEVERAGES - 0.9%
               Constellation Brands Inc -
                 Class A*                                           8,500           395,335

  BUILDING MATERIALS - 3.6%
               Eagle Materials Inc                                  7,300           630,355
               Universal Forest Products Inc                       20,400           885,360
                                                                            ---------------
                                                                                  1,515,715

  CHEMICALS - 1.3%
               Lyondell Chemical Co                                 8,360           241,771
               OM Group Inc*                                        8,900           288,538
                                                                            ---------------
                                                                                    530,309

  COAL - 0.9%
               CONSOL Energy Inc                                    4,000           164,200
               Peabody Energy Corp                                  2,590           209,557
                                                                            ---------------
                                                                                    373,757

  COMMERCIAL SERVICES - 4.7%
               Consolidated Graphics Inc*                          14,500           665,550
               Korn/Ferry International*                           18,400           381,800
               Manning (Greg) Auctions Inc*+                       27,900           345,402
               PDI Inc*                                            13,700           305,236
               Teltech Holdings Inc*                               29,500           285,855
                                                                            ---------------
                                                                                  1,983,843

  COMPUTERS - 0.3%
               Intervoice-Brite Inc*                               10,800           144,180

  DISTRIBUTION/WHOLESALE - 1.7%
               Huttig Building Products Inc*                       29,900           312,455
               Wesco International Inc*                            13,000           385,320
                                                                            ---------------
                                                                                    697,775

  DIVERSIFIED FINANCIAL SERVICES - 2.5%
               AmeriCredit Corp*                                    6,100           149,145
               Nelnet Inc*                                         13,000           350,090
               Raymond James Financial Inc                         17,150           531,307
                                                                            ---------------
                                                                                  1,030,542

  ELECTRIC - 0.8%
               Alliant Energy Corp                                  3,200            91,520
               OGE Energy Corp                                      5,400           143,154
               Westar Energy Inc                                    4,500           102,915
                                                                            ---------------
                                                                                    337,589

  ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
               Belden Inc                                           2,900   $        67,280

  ELECTRONICS - 4.1%
               American Science &
                 Engineering Inc*                                   6,000           247,260
               Badger Meter Inc                                    30,600           916,470
               SMTEK International Inc*                            32,397           456,798
               TTM Technologies Inc*                                6,800            80,240
                                                                            ---------------
                                                                                  1,700,768

  ENGINEERING & CONSTRUCTION - 1.1%
               McDermott International Inc*                        25,000           459,000

  ENTERTAINMENT - 1.4%
               Argosy Gaming Co*                                    5,900           275,530
               Bluegreen Corp*                                     16,200           321,246
                                                                            ---------------
                                                                                    596,776

  ENVIRONMENTAL CONTROL - 0.6%
               Metal Management Inc                                10,000           268,700

  FOREST PRODUCTS & PAPER - 2.2%
               Energen Corp                                         7,900           465,705
               Longview Fibre Co                                   24,900           451,686
                                                                            ---------------
                                                                                    917,391

  HEALTHCARE SERVICES - 4.1%
               America Service Group Inc*                          17,250           461,783
               Humana Inc*                                         13,460           399,627
               PacifiCare Health Systems Inc*                       9,500           536,940
               Res-Care Inc*                                       20,300           308,966
                                                                            ---------------
                                                                                  1,707,316

  HOME BUILDERS - 8.2%
               Beazer Homes USA Inc                                 1,900           277,799
               Brookfield Homes Corp                                6,500           220,350
               Building Materials Holding Corp                      9,300           356,097
               Cavalier Homes Inc*                                 23,600           139,004
               Fleetwood Enterprise Inc*                           18,300           246,318
               Hovnanian Enterprises Inc -
                 Class A*                                          11,820           585,326
               KB Home                                              3,440           359,136
               MDC Holdings Inc                                     3,740           323,286
               National RV Holdings Inc*                            8,200            78,966
               Standard-Pacific Corp                                4,600           295,044
               Toll Brothers Inc*                                   7,800           535,158
                                                                            ---------------
                                                                                  3,416,484

  HOUSEWARES - 0.6%
               Toro Co                                              2,900           235,915

  INSURANCE - 3.4%
               American Physicians Cap Inc*                         6,700           241,334
               Commerce Group Inc                                   4,700           286,888
               Ohio Casualty Corp*                                 15,100           350,471
               Reinsurance Group of
                 America Inc                                        2,400           116,280
               United Fire & Casualty Co                            5,000           168,550
               Vesta Insurance Group Inc                           69,400           255,392
                                                                            ---------------
                                                                                  1,418,915

  INTERNET - 1.4%
               Sapient Corp*                                       74,000           585,340

   INDUSTRY    COMPANY                                         SHARES            VALUE
-------------------------------------------------------------------------------------------

  IRON/STEEL - 2.9%
               Carpenter Technology Corp                            4,100   $       239,686
               Reliance Steel and
                 Aluminum Co                                       17,300           674,008
               Ryerson Tull Inc                                    18,000           283,500
                                                                            ---------------
                                                                                  1,197,194

  MACHINERY DIVERSIFIED - 1.7%
               Briggs & Stratton Corp                               3,400           141,372
               UNOVA Inc*                                          23,200           586,728
                                                                            ---------------
                                                                                    728,100

  MEDIA - 1.2%
               Thomas Nelson Inc                                   22,600           510,760

  METAL FABRICATE/HARDWARE - 4.4%
               Commercial Metals Co                                17,500           884,800
               Maverick Tube Corp*                                 22,600           684,780
               Metals USA Inc*                                     13,800           255,990
                                                                            ---------------
                                                                                  1,825,570

  MINING - 0.5%
               Titanium Metals Corp*                                8,500           205,190

  MISCELLANEOUS MANUFACTURER - 2.2%
               The Brink's Co                                       4,800           189,696
               Park-Ohio Holdings Corp*                            27,900           722,610
                                                                            ---------------
                                                                                    912,306

  OFFICE FURNISHING - 1.7%
               CompX International Inc                              7,300           120,669
               Steelcase Inc                                       42,400           586,816
                                                                            ---------------
                                                                                    707,485

  OIL & GAS - 6.7%
               Callon Petroleum Corp*                              15,000           216,900
               Giant Industries Inc*                               11,100           294,261
               Harvest Natural Resources Inc*                      18,800           324,676
               Holly Corp                                           9,900           275,913
               Petroleum Development Corp*                         25,500           983,535
               Petroquest Energy Inc*                              67,000           331,650
               Tesoro Corp*                                        12,500           398,250
                                                                            ---------------
                                                                                  2,825,185

  OIL & GAS SERVICES - 1.7%
               Seacor Holdings Inc*                                 7,200           384,480
               Veritas DGC Inc*                                    15,100           338,391
                                                                            ---------------
                                                                                    722,871

  PACKAGING & CONTAINERS - 1.4%
               Silgan Holdings Inc                                  9,700           591,312

  REITS - 1.0%
               New Century Financial Corp                           6,500           415,415

  RETAIL - 10.8%
               7-Eleven Inc*                                        5,600   $       134,120
               Cost-U-Less Inc*                                    45,100           315,700
               Dillard's Inc - Class A                             12,700           341,249
               Foot Locker Inc                                     10,800           290,844
               Luby's Inc*                                         37,600           282,000
               MarineMax Inc*                                      23,100           687,456
               Men's Wearhouse Inc*                                 3,200           102,272
               The Pantry Inc*                                     18,900           568,701
               Retail Ventures Inc*                                23,700           168,270
               Smart & Final Inc*                                  52,000           748,280
               Stein Mart Inc*                                     43,700           745,522
               Trans World Entertainment
                 Corp*                                             12,900           160,863
                                                                            ---------------
                                                                                  4,545,277

   SAVINGS & LOANS - 1.6%
               Berkshire Hills Bancorp Inc                         17,500           650,125

   SEMICONDUCTORS - 1.7%
               ADE Corp*                                            8,000           149,760
               Cohu Inc                                             7,300           135,488
               PLX Technology Inc*                                 22,300           231,920
               PMC - Sierra Inc*                                   18,800           211,500
                                                                            ---------------
                                                                                    728,668

   SOFTWARE - 0.7%
               Wind River Systems Inc. Com*                        22,000           298,100

   TELECOMMUNICATIONS - 5.0%
               Airgate PCS Inc*                                     7,100           252,760
               Boston Communications
                 Group Inc*                                        57,600           532,224
               Lantronix Inc*                                     269,900           272,599
               Sycamore Networks Inc*                             107,800           437,668
               USA Mobility Inc*                                    8,300           293,073
               US Unwired Inc*                                     65,700           315,360
                                                                            ---------------
                                                                                  2,103,684

   TRANSPORTATION - 4.0%
               Arkansas Best Corp                                   6,000           269,340
               Hub Group Inc*                                       8,232           429,875
               Offshore Logistics Inc*                             10,900           353,923
               OMI Corp                                            37,770           636,424
                                                                            ---------------
                                                                                  1,689,562

TOTAL COMMON STOCKS
  (Cost $33,934,506)                                                             41,858,728
                                                                            ---------------

TOTAL INVESTMENTS - 99.9%
  (Cost $33,934,506)                                                             41,858,728
Other Assets In Excess of Liabilities - 0.1%                                         28,402
                                                                            ---------------
NET ASSETS - 100.0%                                                         $    41,887,130
                                                                            ===============

* NON-INCOME PRODUCING SECURITY
+ THIS SECURITY OR A PORTION OF THIS SECURITY IS OUT ON LOAN AT DECEMBER 31,
  2004
TOTAL LOANED SECURITIES HAD A MARKET VALUE OF $185,700 AT DECEMBER 31, 2004

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004 (UNAUDITED)

ASSETS:
         Investments at value (cost - $33,934,506)                       $    41,858,728
         Receivable for investments sold                                         295,950
         Receivable for fund shares sold                                         314,842
         Dividends receivable                                                     19,736
         Interest receivable                                                         672
         Prepaid expenses                                                         19,272
----------------------------------------------------------------------------------------
               Total assets                                                   42,509,200
----------------------------------------------------------------------------------------

LIABILITIES:
         Overdraft                                                                68,640
         Payable for fund shares redeemed                                         38,968
         Payable for investments purchased                                       427,946
         Accrued investment adviser fee                                           14,207
         Accrued administration fee                                                2,818
         Accrued directors fee                                                       816
         Accrued distribution fee                                                  3,167
         Other payables                                                           65,508
----------------------------------------------------------------------------------------
               Total liabilities                                                 622,070
----------------------------------------------------------------------------------------
         NET ASSETS                                                      $    41,887,130
========================================================================================

NET ASSETS REPRESENT:
         Paid-in capital                                                 $    36,470,207
         Accumulated net investment loss                                         (76,351)
         Accumulated net realized loss on investments                         (2,430,948)
         Net unrealized appreciation of investments                            7,924,222
----------------------------------------------------------------------------------------
         NET ASSETS                                                      $    41,887,130
========================================================================================

NET ASSET VALUE PER SHARE

Net assets
         Class N                                                         $    36,897,367
         Class R                                                         $     4,989,763

Shares of beneficial interest outstanding of $.001 par value
         Class N, 100,000,000 shares authorized                                3,061,007
         Class R, 40,000,000 shares authorized                                   415,374

Net asset value, offering and redemption price per share
         Class N                                                         $         12.05
         Class R                                                         $         12.01

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 (UNAUDITED)

INVESTMENT INCOME:
         Dividends                                                               $        90,140
         Interest                                                                          1,339
         Securities lending                                                                  583
------------------------------------------------------------------------------------------------
              Total investment income                                                     92,062
------------------------------------------------------------------------------------------------

EXPENSES:
         Investment advisory fees                                                        103,909
         Administration fees                                                               8,659
         Accounting fees                                                                  28,659
         Transfer agent fees                                                              28,610
         Audit fees                                                                        6,525
         Tax fees                                                                          5,830
         Custody fees                                                                      8,987
         Legal fees                                                                        4,416
         Blue sky fees                                                                     3,864
         Distribution fees - Class R                                                       5,661
         Directors fees                                                                    1,233
         Registration fees                                                                 1,410
         Reports to shareholders                                                           2,500
         Miscellaneous                                                                     1,282
------------------------------------------------------------------------------------------------
              Total expenses before fees waived                                          211,545
         Less investment advisory fees waived                                            (43,132)
------------------------------------------------------------------------------------------------
               Net expenses                                                              168,413
------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                      (76,351)
------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized loss on investment securities                                   (1,429,966)
         Net change in unrealized appreciation / depreciation on investments           6,907,028
------------------------------------------------------------------------------------------------
         Net realized and unrealized gain on investments                               5,477,062
------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $     5,400,711
================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
DECEMBER 31, 2004 (UNAUDITED)

                                                                                   SIX MONTHS ENDED   PERIOD ENDED
                                                                                  DECEMBER 31, 2004* JUNE 30, 2004**
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
         Net investment loss                                                       $       (76,351)  $       (58,240)
         Net realized loss on investment securities                                     (1,429,966)       (1,000,982)
         Net change in unrealized appreciation / depreciation on investments             6,907,028         1,017,194
--------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets from operations                       5,400,711           (42,028)
--------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
         Proceeds from sale of shares
              Class N                                                                    7,293,720        37,031,329
              Class R                                                                      505,718         7,946,732
         Cost of shares redeemed
              Class N                                                                   (3,329,606)       (8,884,162)
              Class R                                                                     (877,073)       (3,158,211)
--------------------------------------------------------------------------------------------------------------------
             Net increase in net assets from share transactions                          3,592,759        32,935,688
--------------------------------------------------------------------------------------------------------------------
             Net increase in net assets                                                  8,993,470        32,893,660

NET ASSETS:
         Beginning of period                                                            32,893,660                 0
--------------------------------------------------------------------------------------------------------------------
         End of period ***                                                         $    41,887,130   $    32,893,660
====================================================================================================================

SHARES ISSUED & REDEEMED:
         Issued
              Class N                                                                      686,004         3,578,047
              Class R                                                                       48,487           753,572
         Redeemed
              Class N                                                                     (320,565)         (882,479)
              Class R                                                                      (83,554)         (303,131)
--------------------------------------------------------------------------------------------------------------------
             Net increase                                                                  330,372         3,146,009
         Outstanding at beginning of period                                              3,146,009                 0
--------------------------------------------------------------------------------------------------------------------
         Outstanding at end of period                                                    3,476,381         3,146,009
====================================================================================================================

* Unaudited
** Commenced operations on October 31, 2003
*** Including accumulated net investment loss of:                                  $       (76,351)  $             0

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

CLASS N

                                                                                  SIX MONTHS ENDED    FOR THE PERIOD
                                                                                     DECEMBER 31,   OCTOBER 31, 2003 TO
                                                                                        2004***       JUNE 30, 2004**
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
     Net asset value, beginning of period                                              $  10.46         $  10.00
-----------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
         Net investment loss^                                                             (0.02)           (0.03)
         Net realized and unrealized gain                                                  1.61             0.49
-----------------------------------------------------------------------------------------------------------------------
              Total from investment operations                                             1.59             0.46
-----------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                                                    $  12.05         $  10.46
=======================================================================================================================

TOTAL RETURN+#                                                                            15.20%            4.60%
RATIOS & SUPPLEMENTAL DATA
         Net assets, end of period ('000's)                                            $ 36,897         $ 28,193
         Ratios to average net assets:
            Expenses after waivers and reimbursements*                                     0.94%            0.94%
            Expenses before waivers and reimbursements*                                    1.19%            1.49%
            Net investment loss after
              waivers and reimbursements*                                                 (0.41%)          (0.42%)

         Portfolio turnover rate                                                           30.1%            20.5%

CLASS R

                                                                                  SIX MONTHS ENDED    FOR THE PERIOD
                                                                                     DECEMBER 31,   OCTOBER 31, 2003 TO
                                                                                        2004***       JUNE 30, 2004**
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
    Net asset value, beginning of period                                               $  10.44         $  10.00
-----------------------------------------------------------------------------------------------------------------------
    Income (loss) from investment operations:
        Net investment loss^                                                              (0.03)           (0.04)
        Net realized and unrealized gain                                                   1.60             0.48
-----------------------------------------------------------------------------------------------------------------------
             Total from investment operations                                              1.57             0.44
-----------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                                                     $  12.01         $  10.44
=======================================================================================================================

TOTAL RETURN+#                                                                            15.04%            4.40%
RATIOS & SUPPLEMENTAL DATA
        Net assets, end of period ('000's)                                             $  4,990         $  4,701
        Ratios to average net assets:
           Expenses after waivers and reimbursements*                                      1.19%            1.19%
           Expenses before waivers and reimbursements*                                     1.44%            1.64%
           Net investment loss after
             waivers and reimbursements*                                                  (0.66%)          (0.67%)

        Portfolio turnover rate                                                            30.1%            20.5%

*   ANNUALIZED
**  COMMENCED OPERATIONS ON OCTOBER 31, 2003.
*** UNAUDITED
+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD VARIOUS FEES NOT BEEN WAIVED DURING THE PERIOD.
#   TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
^ PER SHARE AMOUNTS CALCULATED BASED ON THE AVERAGE DAILY SHARES OUTSTANDING DURING THE PERIOD.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (UNAUDITED)

1. ORGANIZATION:

Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 100,000,000 and 40,000,000 shares have been classified into Class N and Class R of the Small-Cap Value Fund, respectively.

Bridgeway is organized as a series fund and, as of December 31, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

The Small-Cap Value Fund seeks to provide long-term total return of capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Small-Cap Value Fund (the "Fund") are in conformity with accounting principles generally accepted in the United States of America.

SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

SECURITIES LENDING Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of December 31, 2004, the Fund had securities on loan valued at $185,700 and received U.S. Treasury securities with a value of $189,927 as collateral. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

USE OF ESTIMATES IN FINANCIAL STATEMENTS In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RISKS AND UNCERTAINTIES The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Fees provided for under the Rule 12b-1 plan of a particular class of the fund are charged to the operations of such class. All other expenses are allocated among the classes on relative net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

FUTURES CONTRACTS A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2004 there were no outstanding futures contracts.

OPTIONS An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. As of December 31, 2004, there were no outstanding options.

INDEMNIFICATION Under the Company's organizational documents, the Fund's officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

The Fund has entered into a management contract with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the

Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund's average daily net assets. The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Value Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.94% of the value of its average net assets for Class N shares and 1.19% of the value of its average net assets for Class R shares for the six months ended December 31, 2004. For the six months ended December 31, 2004, the Adviser waived fees of $43,132.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the six months ended December 31, 2004.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund.

BOARD OF DIRECTORS COMPENSATION Bridgeway pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the six months ended December 31, 2004. The amount attributable to the Small-Cap Value Fund is disclosed in the Statement of Operations.

4. DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

Forum Fund Services, LLC acts as distributor of the Fund's shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund's Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996. On October 22, 2003, shareholders of the seven investment portfolios of the fund then existing approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that would pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the new Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and the Large-Cap Value Fund. During the six months ended December 31, 2004 distribution fees of $5,661 were accrued to Small-Cap Value Class R shareholders.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $14,490,283 and $10,450,907, respectively, for the six months ended December 31, 2004.

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net taxable income including net realized gains on investments, if any, to its shareholders each year. The fund is not subject to income or excise taxes to the extent such distributions are made.

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2004, were as follows:

Gross unrealized appreciation              $     8,704,519
Gross unrealized (depreciation)                   (780,297)
----------------------------------------------------------
Net unrealized appreciation
  on investments                           $     7,924,222
==========================================================
Cost of investments                        $    33,934,506
==========================================================

The Fund has deferred to its fiscal year ending June 30, 2005, $1,000,982 of losses recognized during the period November 1, 2003 to June 30, 2004.

As of June 30, 2004, the components of net assets on a tax basis were:

Undistributed ordinary income              $             0
Accumulated capital losses                      (1,000,982)
Unrealized appreciation                          1,017,194

The temporary differences between book and tax are primarily due to post October losses.

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

7. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements. PricewaterhouseCoopers LLP issued reports on the Funds' financial statements as of June 30, 2004 and 2003. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds' Audit Committee and ratified by the Funds' Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management's representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds' financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund's procedures. With respect to the Funds' Transfer Agent PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office ("RPO") function and over the monitoring of shareholder accounts placed on RPO status. These matters were considered to be a material weakness in control procedure and its operation. The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

OTHER INFORMATION
(UNAUDITED)

1. PROXY VOTING:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2004 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission's ("SEC") website at http:/www.sec.gov.

2. FUND HOLDINGS:

The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC's website at http:/www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

3. OTHER

Shareholders individually holding more than 5% of the Fund's outstanding shares as of December 31, 2004, constituted 47% of the Fund.

                       This Page Intentionally Left Blank

[BRIDGEWAY FUNDS LOGO]                                     LARGE-CAP GROWTH FUND
                                                              SEMI-ANNUAL REPORT
                                                               DECEMBER 31, 2004

February 25, 2005

Dear Fellow Large-Cap Growth Shareholder,

Our Fund had a positive return of 9.85% for the December 2004 quarter, compared to a 9.17% return for our primary market benchmark, the Russell 1000 Growth Index, and a 9.99% return of our peer benchmark, the Lipper Large-Cap Growth Index.

The table below presents our performance for the December quarter and 1 year, and annualized performance since inception, followed by a graph of performance since inception as well as a new, SEC-mandated breakdown of sector representation in the Fund.

                                          DEC. QTR.     1 YEAR      LIFE-TO-DATE
                                         10/1/04 TO    1/1/04 TO     10/31/03 TO
                                          12/31/04     12/31/04       12/31/04
--------------------------------------------------------------------------------
LARGE-CAP GROWTH FUND-CLASS N               9.85%        6.77%          8.85%
LARGE-CAP GROWTH FUND-CLASS R               9.77%        6.48%          8.59%
Russell 1000 Growth Index                   9.17%        6.30%          9.46%
Lipper Large-Cap Growth Index               9.99%        7.45%          9.80%

PERFORMANCE FIGURES QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE FIGURES QUOTED, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH CONSISTS OF STOCKS IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE LIPPER LARGE-CAP GROWTH INDEX IS AN INDEX OF LARGE-COMPANY, GROWTH-ORIENTED FUNDS COMPILED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. PERIODS LONGER THAN ONE YEAR ARE ANNUALIZED.

[CHART]

GROWTH OF $10,000 INVESTED IN LARGE-CAP GROWTH FUND AND INDEXES FROM 10/31/03 (INCEPTION) TO 12/31/04

                     BRIDGEWAY                        BRIDGEWAY                                                   LIPPER
           LARGE-CAP GROWTH FUND - CLASS N   LARGE-CAP GROWTH FUND - CLASS R   RUSSELL 1000 GROWTH INDEX   LARGE-CAP GROWTH INDEX
10/03                                10000                             10000                       10000                    10000
12/03                                10340                             10340                       10454                    10380
 3/04                                10620                             10620                       10536                    10506
 6/04                                10630                             10620                       10740                    10606
 9/04                                10050                             10030                       10179                    10140
12/04                                11040                             11010                       11113                    11153

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

SHAREHOLDER LETTER

INDUSTRY SECTOR REPRESENTATION AS OF DECEMBER 31, 2004

SECTOR                             LARGE-CAP GROWTH FUND    S&P 500 INDEX    DIFFERENCE
---------------------------------------------------------------------------------------
Basic Materials                               2.1%                2.9%          -0.8%
Communications                               29.4%               11.3%          18.1%
Consumer, Cyclical                           21.6%                9.9%          11.7%
Consumer, Non-cyclical                       21.4%               21.2%           0.2%
Energy                                        4.0%                7.2%          -3.2%
Financial                                     5.9%               20.6%         -14.7%
Industrial                                    6.3%               11.6%          -5.3%
Technology                                    7.4%               12.4%          -5.0%
Utilities                                     1.9%                2.9%          -1.0%
---------------------------------------------------------------------------------------
Total                                       100.0%              100.0%           0.0%

PERFORMANCE SUMMARY

TRANSLATION: For both the year and the December quarter, the Fund beat its primary benchmark and slightly lagged its peer-group average.

We are not entirely happy with these results. However, it is worth noting that after a relatively lackluster nine months, the Fund in the fourth quarter of the year returned - in just three months - slightly more than the S&P 500 Index has typically returned over the course of a year. We say this not to excuse our performance, but because it offers a good reminder of the value of sticking with investment decisions and resisting panic and the urge to sell when things look less than great. Remember, though, that this "holding through the downturn" strategy works best in concert with other financial principles, such as saving, avoiding most kinds of debt, diversifying (and regularly rebalancing) your portfolio, setting aside an emergency fund, and choosing well- managed, low-cost funds whose investment objectives - anything from very aggressive growth to ultra-low-risk income - matches with the time-horizons of the investments you're making. This is a fancy way of saying that the more years you can afford to wait before tapping a particular pile of money, the more risk you can afford to take with it.

YEAR-TO-DATE MARKET COMMENTARY: IT'S UP (MARCH), IT'S UP (JUNE), OOOPS - IT'S DOWN (SEPTEMBER), NO, IT'S REALLY UP, REALLY! (END OF YEAR).

TRANSLATION: Notwithstanding news events (and the commentary of many market pundits), 2004 was a remarkably average year. The combination of rising interest rates, a declining U.S. dollar, inflation, the presidential election, war and natural disasters should have produced some extraordinary results, right? Not so fast....

Let's look at the statistics purely from a market perspective. Over the 10 years through the 31st of December, 2004, the S&P 500 Index of large companies returned an average of 12.05% per year. (I know, that sounds unbelievable, given how weak the past few years' performance has been, but the market of the mid-and late 1990s really was pretty remarkable.) That's only about one and one-half percentage points better than the Index's return for 2004. Furthermore, if we look all the way back to 1925, we see that the market has returned an average of 10.4% per year - and that's over a 79-year period that includes the Great Depression, World War II, the white-hot "go-go" market of the 1960s and the brutal bear market of the early 1970s. In about two-thirds of those years, the Index either beat or lagged that 10.4% average by more than 10 percentage points. From that perspective, therefore, 2004's return of 10.88% was about as average as you can get.

.. . . but wasn't this a very volatile year? No. In fact, the actual variation of monthly returns in 2004 was about half of the average of the preceding decade. Throughout that 10-year period, only one year - 1995 - was less volatile. In other words, in 2004 the stock market "bounced around" a whole lot LESS than normal. This frees up tremendous emotional energy to spend on more important things (including actually finding the next good stock pick).

In conclusion, what is remarkable about 2004 is how average it was in terms of returns and how "tame" it was with respect to volatility. Not what you might conclude from reading standard financial commentaries, many of which described a market lurching dramatically between struggle and triumph. All that drama can be very compelling, but it doesn't necessarily lead to an accurate understanding of the market's behavior in the long run, nor does it necessarily produce sound investment decisions. For that reason, though I have four computer screens in my office, none of them runs a ticker, and I frequently go home at the end of the day without knowing whether the overall market was up or down.

All that said, the market of 2004 did exhibit some unusual characteristics, in particular the continued - and extraordinary - performance of smaller stocks. This was the sixth year in a row that small stocks beat large ones, the longest period of consecutive annual small-stock dominance in the last eight decades.

What does this imply for the future? History suggests two possible responses. On the one hand, investment strategies - such as buying small-cap stocks or value stocks or real-estate-oriented stocks - that have worked well in the recent past tend to keep working, as investors get caught up in the excitement and become increasingly confident that a given strategy is the right way to go. This is essentially a self-fulfilling prophecy: If everyone agrees that small stocks, for example, are going to keep going up, they will go up, because everyone buys them. So-called momentum investing has come in for a lot of negative publicity in the past few years, because it was investors following a momentum strategy who both fueled the tech-stocks bubble of the late '90s and early 2000 and then (when they switched strategies) caused it to collapse. The fact is, though, that a momentum strategy can work for periods of time, and statistically, when small stocks have done well relative to the overall market in one year, they are more likely to do well in the next one. So we could conceivably see a record-setting seventh year in a row of small-stock dominance - hardly what investors in a large-stock fund want to hear.

On the other hand, we could see the exact opposite. For investment managers, making predictions is often the surest way to get your head handed to you on a platter, but our computer stock picking models have no such concerns, and they are pointing to a shift toward larger stocks. Specifically, over the past 12 months or so our models began finding a larger number of "attractive" large stocks than at any time I can remember in about five years. This is almost certainly a function of relative valuation; i.e., based on a variety of financial measures, and thanks to the multi-year run-up in the price of small stocks, larger stocks in general are starting to look relatively attractive again. At Bridgeway, we don't put much effort into trying to guess the market's direction; we're just trying to find one good stock (of any size) at a time. Still, I believe it's likely that the tide will turn back in favor of large stocks at SOME point in the next couple of years. It's a good time (ok, any time is a good time) to make sure your own portfolio is in balance with your long-term plan.

Of course, company size is hardly the only investment variable. "Style," too, plays a significant role, and 2004 was pretty bad for "growth"-oriented stocks, building on a very bad five-year trend. The following bar chart shows the relative performance of growth versus value oriented large stocks, over the past one, three, and five years ended 12/31/04, based on data from Morningstar:

This pattern of weak growth-stock performance is exactly what one would expect...during the bear-market phase of a stock-market cycle. But from a historical perspective, it's distinctly unusual for the last two years of a recovery. Our models are suggesting a shift toward growth stocks, but not as strongly as they indicate a shift toward large stocks. My conclusion from all this: make sure your portfolio is in balance with your target allocation and long term plan.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE - WHAT WORKED WELL

TRANSLATION: Despite being focused on not one but TWO out-of-favor corners of the market, our Fund was able to come up with some winners. Six of our stocks appreciated more than 30% in the December quarter.

RANK    DESCRIPTION                          INDUSTRY                   % GAIN
------------------------------------------------------------------------------
1       Autodesk Inc                         Software                   56.1%
2       Monsanto Co                          Agriculture                52.5%
3       Apple Computer Inc                   Computers                  44.7%
4       Career Education Corp                Commercial Services        39.1%
5       Chico's FAS Inc                      Retail                     33.1%
6       Coach Inc                            Apparel                    33.0%

Across the range of our Funds, some of the biggest winners recently have been companies that cater to folks without a great deal of money - a chain of pawnshops and "payday loan" providers in the southwest, a company that finances the purchase of timeshares, etc. So it's interesting that two of this Fund's most impressive performers, for the quarter were retailers of women's fashion and fashion accessories that cater to a distinctly high-end clientele.

Chico's FAS, for example, owns about 650 stores (some of them, a recently acquired chain, targeted specifically at a young, trendy audience). While many retailers had a disappointing holiday season, Chico's boosted sales by 41% over last year's levels, setting a new record. But that gain came on top of a 39% increase in earnings (and a nice bump to operating margins) in the third quarter, a 47% increase in sales in the second quarter, and a 52% increase in sales in the first quarter. For the right merchandise, at least, the U.S. consumer is still willing to pay up.

Certainly that would seem to be the lesson from Coach, Inc., where the average handbag - fine leather, beautifully made - sells for $229, according to Forbes.com. Coach went public in a spin-off from Sara Lee in 2000, and has increased earnings by an average of 60% a year for the past five years, thanks in part to an intimate understanding of its customer base: The company spends more than $4 million a year, on average, on market research. The effort pays off: holiday sales were up by 23% over last year, allowing Coach to avoid the frantic discounting that many retailers employed in an effort to goose the cash register. And that was after a 62% gain in earnings for the quarter ended October 2, 2004.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE - WHAT DIDN'T WORK

TRANSLATION: The fourth quarter was an exceptionally strong one for the market as a whole, and for our Fund. Only one stock declined by more than 30%.

SanDisk, down 31.8%, was our one big loser for the quarter. It was actually a pretty good example of the quarter's being strong. How so? Well, the company really ran into trouble in early October, when it announced its third-quarter results. While SanDisk had more than TRIPLED earnings for the quarter, and boosted revenues by 45%, these figures fell short of analysts' expectations, and investors departed in droves, costing the stock 27% of its value all but overnight. We sold this stock in the 4th quarter.

DETAILED EXPLANATION OF CALENDAR-YEAR PERFORMANCE - WHAT WORKED WELL

TRANSLATION: Our Fund definitely had an uphill battle. First, it had to fight the market's continued aversion to growth stocks (according to Morningstar, large-cap value funds outperformed large-cap growth funds by nearly 14 percentage points for the year). And if that weren't enough, it had to contend with investors' continued - and powerful - preference for small stocks, even in a value-oriented context. (Small-cap value funds beat large-cap value funds by nearly 10 percentage points, according to Morningstar.) Given the challenges, we're not terribly displeased with our results: Eleven stocks gained more than 40% for the year.

RANK    DESCRIPTION                           INDUSTRY                   % GAIN
-------------------------------------------------------------------------------
1       Autodesk Inc                          Software                   115.3%
2       eBay Inc                              Internet                    72.3%
3       Harman International Industries Inc   Home Furnishings            65.8%
4       Monsanto Co                           Agriculture                 62.1%
5       Phelps Dodge Corp                     Mining                      58.9%
6       Coach Inc                             Apparel                     49.0%
7       Petsmart Inc                          Retail                      48.8%
8       UnitedHealth Group Inc                Healthcare-Services         45.4%
9       Apple Computer Inc                    Computers                   44.7%
10      Qualcomm Inc                          Telecommunications          43.4%
11      Adobe Systems Inc                     Software                    40.8%

Autodesk was the biggest winner for both the quarter and the year, and I profiled the company in our September quarterly letter. The company produces sophisticated computer software for graphics-heavy applications -- its products are used by architects, surveyors, designers, and engineers, among others - and it has continued to increase both revenues and profits. The stock hit a 52-week high in the last week of the year and was the top performer in the S&P 500, with a gain of nearly 210%. Our position in Autodesk, which we initially established in the second quarter, was up more than 115% in 2004.

In the fourth quarter, Coach, profiled in the section above, also did very nicely for the year. Another strong performer was Apple Computer, the well known computer and electronics manufacturer. Apple makes the very popular iPod digital music player, as well as the iMac and PowerCube personal computers. The stock had performed respectably in the first nine months of the year, but it really took off in the fourth quarter, as strong iPod sales began prompting analysts to raise their earnings estimates. In the holiday season just ended, major retailers like Amazon.com (the biggest Internet retailer), and Best Buy Company (the largest electronics retailer) ran out of or ran short of some popular iPod models. By some estimates Apple could sell 4 million iPods in the December quarter, compared with just over 700,000 in the previous holiday season. We initially bought shares early in October, and watched our total position gain nearly 45% through the end of the year.

DETAILED EXPLANATION OF CALENDAR-YEAR PERFORMANCE - WHAT DIDN'T WORK

As always, this is the list we'd prefer to forget. The only good part about it is that it's short: Just two stocks lost more than 40% for the year.

RANK        DESCRIPTION                   INDUSTRY                 % LOSS
-------------------------------------------------------------------------
1           Red Hat Inc                   Software                 -43.3%
2           ImClone Systems Inc           Pharmaceuticals          -42.1%

NOTE: SMALL POSITIONS WITH APPRECIATION OR LOSS LESS THAN 0.01% IMPACT ON THE FUND PERFORMANCE ARE EXCLUDED FROM THE LIST OF BEST AND WORST PERFORMERS.

Our second biggest loser of the year was ImClone Systems and, like SanDisk (profiled in the section on the fourth quarter), it is to a large extent a story of a stock's failing in spite of itself. ImClone makes the colon-cancer drug Erbitux, and sales were strong in the first quarter. They were strong in the second quarter as well - at more than $71 million, strong enough to quadruple revenues over the same period in 2003, strong enough to propel the company to its second consecutive quarter of profitability, strong enough to produce earnings of 29 cents per share, compared with a loss of 47 cents per share a year earlier.

But they weren't strong enough. "Guidance" from the company had led investors to expect sales upwards of $80 million for the quarter, and the stock dropped 19%. It fell again when one widely followed analyst pointed out that the company's royalty payments - for patents it had purchased in developing Erbitux - would skyrocket if the drug, as expected, was approved by the FDA for treating additional forms of cancer. And it fell again in November when ImClone announced its third-quarter results. Yes, the company had increased revenues by some 300% over the previous year. Yes, earnings had beaten analysts' expectations by about 36%. But Erbitux sales were $3 million shy of the figure that analysts had been projecting, and so the stock tumbled, ultimately costing us a 42% loss in our position. We sold this stock in the 4th quarter.

Our worst finisher, Red Hat Inc., was a very different story. The stock began to slide in July, after disappointing second-quarter numbers, and went into free-fall with the resignation of the company's CFO, the announcement that the company was "responding to questions" from the SEC, and the further announcement that the company was going to have to restate some earnings to make up for various accounting errors. The 15 class-action lawsuits didn't help, either, and we sold the position in the 4th quarter.

TOP TEN HOLDINGS

At quarter end, our largest sector weighting was in Communications, which represented 29.7% of net assets, followed by Consumer (Cyclical) at 21.8% and Consumer (Non-Cyclical) at 21.6%. Our top ten holdings represented 29.6% of total net assets, indicating much broader diversification than Bridgeway's more aggressively managed Aggressive Investors Funds.

At the end of December, top ten holdings represented seven different industries.

                                                                            PERCENT OF
RANK    DESCRIPTION                             INDUSTRY                    NET ASSETS
--------------------------------------------------------------------------------------
1       Nextel Communications Inc               Telecommunications             3.6%
2       eBay Inc                                Internet                       3.5%
3       Home Depot Inc                          Retail                         3.4%
4       Harman International Industries Inc     Home Furnishings               3.4%
5       Nordstrom Inc                           Retail                         3.0%
6       Qualcomm Inc                            Telecommunications             2.9%
7       Cisco Systems Inc                       Telecommunications             2.5%
8       Schlumberger Ltd                        Oil & Gas Services             2.5%
9       Total System Services Inc               Software                       2.4%
10      Patterson Companies                     Healthcare-Products            2.4%
--------------------------------------------------------------------------------------
                                                                              29.6%
--------------------------------------------------------------------------------------

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2004, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

THE FUND IS SUBJECT TO MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 1-800-661-3550 OR VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (02/05)

CONCLUSION

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/s/ John Montgomery

John Montgomery

DISCLOSURE OF FUND EXPENSES
(UNAUDITED)

As a shareholder to the Fund, you will incur no transactions costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, the fund will incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2004 and held until December 31, 2004.

ACTUAL RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

BRIDGEWAY LARGE-CAP GROWTH FUND

                                              BEGINNING          ENDING          EXPENSE PAID
                                              ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                              7/1/04            12/31/04      7/1/04 - 12/31/04
-----------------------------------------------------------------------------------------------
CLASS N       Actual Fund Return              $    1,000.00   $    1,038.57       $    4.31
              Hypothetical Fund Return        $    1,000.00   $    1,020.97       $    4.28

CLASS R       Actual Fund Return              $    1,000.00   $    1,036.72       $    5.59
              Hypothetical Fund Return        $    1,000.00   $    1,019.71       $    5.55

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIOS OF 0.84% AND 1.09% FOR CLASS N AND CLASS R, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE FIRST FISCAL HALF-YEAR DIVIDED BY 365 DAYS IN THE CURRENT YEAR (TO REFLECT THE ONE HALF-YEAR PERIOD).

SCHEDULE OF INVESTMENTS
SHOWING PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2004 (UNAUDITED)

   INDUSTRY   COMPANY                                               SHARES           VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS - 101.0%
   AEROSPACE/DEFENSE - 0.3%
              L-3 Communications
                Holdings Inc                                             2,000   $      146,480

   AGRICULTURE - 0.4%
              Monsanto Co                                                3,800          211,090

   APPAREL - 2.1%
              Coach Inc*                                                17,660          996,024

   AUTO MANUFACTURERS - 0.5%
              Paccar Inc                                                 3,000          241,440

   BIOTECHNOLOGY - 3.9%
              Amgen Inc*                                                 9,000          577,350
              Biogen Idec Inc*                                           3,200          213,152
              Genentech Inc*                                            19,000        1,034,360
              Millennium
                Pharmaceuticals Inc*                                     3,500           42,420
                                                                                 --------------
                                                                                      1,867,282

   CHEMICALS - 1.3%
              Dow Chemical Co                                           12,770          632,243

   COMMERCIAL SERVICES - 1.0%
              Apollo Group Inc*                                          4,650          375,301
              Career Education Corp*                                     2,200           88,000
                                                                                 --------------
                                                                                        463,301

   COMPUTERS - 1.3%
              Apple Computer Inc*                                        2,000          128,800
              Dell Inc*                                                  2,500          105,350
              Lexmark International Inc*                                 1,300          110,500
              NCR Corp*                                                  2,000          138,460
              Research In Motion Ltd, ADR*                               1,500          123,630
                                                                                 --------------
                                                                                        606,740

   COSMETIC/PERSONAL CARE - 1.8%
              Avon Products Inc                                          1,000           38,700
              Gillette Co                                               18,700          837,386
                                                                                 --------------
                                                                                        876,086
   DISTRIBUTION/WHOLESALE - 0.6%
              Fastenal Co                                                5,000          307,800

   DIVERSIFIED FINANCIAL SERVICES - 3.2%
              Franklin Resources Inc                                    12,200          849,730
              MBNA Corp                                                 25,520          719,409
                                                                                 --------------
                                                                                      1,569,139

   ELECTRIC UTILITIES - 1.9%
              Texas Utilities Corp                                      14,000          903,840

   ELECTRICAL COMPONENTS & EQUIPMENT - 2.2%
              Molex Inc                                                 34,800        1,044,000

   ELECTRONICS - 0.3%
              Waters Corp*                                               2,800          131,012

   ENTERTAINMENT - 1.6%
              International Game Technology                             23,020          791,427

   HEALTHCARE PRODUCTS - 5.9%
              Biomet Inc                                                 6,000   $      260,340
              C.R. Bard Inc                                              1,800          115,164
              Johnson & Johnson                                          2,000          126,840
              Medtronic Inc                                              3,400          168,878
              Patterson Dental Co*                                      26,440        1,147,232
              Zimmer Holdings Inc*                                      13,160        1,054,379
                                                                                 --------------
                                                                                      2,872,833

   HEALTHCARE SERVICES - 2.5%
              Laboratory Corp of American
                Holdings*                                                1,600           79,712
              United Health Group Inc                                   12,858        1,131,890
              WellPoint Health Networks Inc*                                30            3,450
                                                                                 --------------
                                                                                      1,215,052

   HOME FURNISHINGS - 3.3%
              Harman International
                Industries Inc                                          12,740        1,617,980

   HOUSEHOLD PRODUCTS/WARES - 2.2%
              Fortune Brands Inc                                        13,520        1,043,474

   Insurance - 2.7%
              American International Group Inc                           8,400          551,628
              The Progressive Corp                                       8,800          746,592
                                                                                 --------------
                                                                                      1,298,220

   INTERNET - 7.5%
              Amazon.com Inc*                                           12,354          547,159
              eBay Inc*                                                 14,580        1,695,362
              Symantec Corp*                                            42,920        1,105,619
              Yahoo! Inc*                                                7,220          272,050
                                                                                 --------------
                                                                                      3,620,190

   IRON/STEEL - 0.7%
              Nucor Corp                                                 6,000          314,040

   LEISURE TIME - 0.5%
              Harley-Davidson Inc                                        3,600          218,700

   LODGING - 0.3%
              Marriott International Inc                                 2,500          157,450

   MACHINERY - DIVERSIFIED - 0.5%
              Deere & Co                                                 1,750          130,200
              Rockwell Automation Inc                                    2,400          118,920
                                                                                 --------------
                                                                                        249,120

   MEDIA - 6.7%
              Clear Channel
                Communications Inc                                      24,050          805,434
              Fox Entertainment Group Inc -
                Class A*                                                20,100          628,326
              Univision Communications Inc -
                Class A*                                                29,400          860,538
              Walt Disney Co                                            33,200          922,960
                                                                                 --------------
                                                                                      3,217,258

   MINING - 0.2%
              Phelps Dodge Corp                                          1,000           98,920

   INDUSTRY   COMPANY                                               SHARES           VALUE
-----------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 3.1%
              3M Co                                                      6,232   $      511,460
              Danaher Corp                                              14,800          849,668
              General Electric Co                                        4,000          146,000
                                                                                 --------------
                                                                                      1,507,128

   OIL & GAS - 1.2%
              Burlington Resources Inc                                   3,600          156,600
              EOG Resources Inc                                          2,000          142,720
              Exxon Mobil Corp                                           2,000          102,520
              XTO Energy Inc                                             5,300          187,514
                                                                                 --------------
                                                                                        589,354

   OIL & GAS SERVICES - 2.8%
              Baker Huges Inc                                            3,600          153,612
              Schlumberger Ltd                                          17,700        1,185,015
                                                                                 --------------
                                                                                      1,338,627

   PHARMACEUTICALS - 3.9%
              Bristol-Myers Squibb Co                                   44,400        1,137,528
              Forest Laboratories Inc*                                      60            2,692
              Gilead Sciences Inc*                                         120            4,199
              Pfizer Inc                                                28,000          752,920
                                                                                 --------------
                                                                                      1,897,339

   RETAIL - 12.8%
              Best Buy Co Inc                                           10,430          619,751
              Chico's FAS Inc*                                           2,500          113,825
              Home Depot Inc                                            38,960        1,665,150
              Lowe's Companies Inc                                      10,340          595,481
              McDonald's Corp                                            4,340          139,140
              Nordstrom Inc                                             31,070        1,451,901
              PETsMART Inc                                              18,850          669,740
              Staples Inc                                               17,260          581,835
              Starbucks Corp*                                            2,800          174,608
              Walgreen Co                                                4,900          188,013
                                                                                 --------------
                                                                                      6,199,444

   SEMICONDUCTORS - 2.9%
              Freescale Semiconductor Inc*                               7,121          130,741
              Intel Corp                                                12,000          280,680
              Texas Instruments Inc                                     39,590          974,706
                                                                                 --------------
                                                                                      1,386,127

   SOFTWARE - 3.4%
              Adobe Systems Inc                                          2,700          169,398
              Autodesk Inc                                               7,200          273,240
              BMC Software Inc*                                          1,136           21,130
              Total System Services Inc                                 47,950        1,165,185
                                                                                 --------------
                                                                                      1,628,953

   TELECOMMUNICATIONS - 15.5%
              Avaya Inc*                                                48,300          830,760
              Cisco Systems Inc*                                        61,400        1,185,020
              Juniper Networks Inc*                                      5,700          154,983
              Motorola Inc                                              64,500        1,109,400
              Nextel Communications Inc -
                Class A*                                                58,180        1,745,400
              Qualcomm Inc                                              33,500        1,420,400
              Scientific-Atlanta Inc                                    32,000        1,056,320
                                                                                 --------------
                                                                                      7,502,283
                                                                                 --------------

TOTAL COMMON STOCKS
    (Cost $43,781,234)                                                               48,760,396
                                                                                 --------------
TOTAL INVESTMENTS - 101.0%
   (Cost $43,781,234)                                                            $   48,760,396
Liabilities In Excess of Other Assets - (1.0%)                                         (482,643)
                                                                                 --------------
NET ASSETS - 100.0%                                                              $   48,277,753
                                                                                 ==============

* NON-INCOME PRODUCING SECURITY
ADR - AMERICAN DEPOSITARY RECEIPT

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004 (UNAUDITED)

ASSETS:
         Investments at value (cost - $43,781,234)                                 $   48,760,396
         Receivable for fund shares sold                                                   71,931
         Dividends receivable                                                              50,936
         Prepaid expenses                                                                  23,233
-------------------------------------------------------------------------------------------------
               Total assets                                                            48,906,496
-------------------------------------------------------------------------------------------------

LIABILITIES:
         Overdraft                                                                        510,062
         Payable for fund shares redeemed                                                  31,808
         Accrued investment adviser fee                                                    14,087
         Accrued administration fee                                                         2,348
         Accrued directors fee                                                                326
         Accrued distribution fee                                                           7,623
         Other payables                                                                    62,489
-------------------------------------------------------------------------------------------------
               Total liabilities                                                          628,743
-------------------------------------------------------------------------------------------------
         NET ASSETS                                                                $   48,277,753
=================================================================================================

NET ASSETS REPRESENT:
         Paid-in capital                                                           $   46,427,081
         Accumulated net investment loss                                                  (49,069)
         Accumulated net realized loss on investments                                  (3,079,421)
         Net unrealized appreciation of investments                                     4,979,162
-------------------------------------------------------------------------------------------------
         NET ASSETS                                                                $   48,277,753
=================================================================================================

NET ASSET VALUE PER SHARE

Net assets
         Class N                                                                   $   37,754,860
         Class R                                                                   $   10,522,893

Shares of beneficial interest outstanding of $.001 par value
         Class N, 100,000,000 shares authorized                                         3,419,348
         Class R, 40,000,000 shares authorized                                            955,504

Net asset value, offering and redemption price per share
         Class N                                                                   $        11.04
         Class R                                                                   $        11.01

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 (UNAUDITED)

INVESTMENT INCOME:
         Dividends                                                                 $      165,870
         Interest                                                                             398
-------------------------------------------------------------------------------------------------
              Total investment income                                                     166,268

EXPENSES:
         Investment advisory fees                                                         120,164
         Administration fees                                                               12,016
         Accounting fees                                                                   27,974
         Transfer agent fees                                                               42,603
         Audit fees                                                                         4,525
         Tax fees                                                                           4,830
         Custody fees                                                                       7,523
         Legal fees                                                                         6,648
         Blue sky fees                                                                      3,864
         Distribution fees - Class R                                                       13,653
         Directors fees                                                                     1,099
         Registration fees                                                                  2,256
         Reports to shareholders                                                            3,000
         Miscellaneous                                                                      3,015
-------------------------------------------------------------------------------------------------
              Total expenses before fees waived                                           253,170
         Less investment advisory fees waived                                             (37,833)
-------------------------------------------------------------------------------------------------
               Net expenses                                                               215,337
-------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                       (49,069)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized loss on investment securities                                    (2,526,045)
         Net change in unrealized appreciation / depreciation on investments            4,130,638
-------------------------------------------------------------------------------------------------
         Net realized and unrealized gain on investments                                1,604,593
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $    1,555,524
=================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS ENDED         YEAR ENDED
                                                                                DECEMBER 31, 2004*      JUNE 30, 2004**
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
         Net investment loss                                                   $           (49,069)   $           (31,395)
         Net realized loss on investment securities                                     (2,526,045)              (553,376)
         Net change in unrealized appreciation / depreciation on investments             4,130,638                848,524
-------------------------------------------------------------------------------------------------------------------------
             Net increase in net assets from operations                                  1,555,524                263,753
-------------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
         Proceeds from sale of shares
              Class N                                                                    4,168,562             44,636,671
              Class R                                                                      400,633             13,565,852
         Cost of shares redeemed
              Class N                                                                   (7,216,722)            (5,380,731)
              Class R                                                                   (2,657,808)            (1,057,981)
-------------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets from share transactions              (5,305,335)            51,763,811
-------------------------------------------------------------------------------------------------------------------------

             Net increase (decrease) in net assets                                      (3,749,811)            52,027,564

NET ASSETS:
         Beginning of period                                                            52,027,564                      0
-------------------------------------------------------------------------------------------------------------------------
         End of period ***                                                     $        48,277,753    $        52,027,564
=========================================================================================================================

SHARES ISSUED & REDEEMED:
         Issued
              Class N                                                                      411,354              4,236,848
              Class R                                                                       39,819              1,277,545
         Redeemed
              Class N                                                                     (709,673)              (519,180)
              Class R                                                                     (260,952)              (100,909)
-------------------------------------------------------------------------------------------------------------------------
             Net increase (decrease)                                                      (519,452)             4,894,304
         Outstanding at beginning of period                                              4,894,304                      0
-------------------------------------------------------------------------------------------------------------------------
         Outstanding at end of period                                                    4,374,852              4,894,304
=========================================================================================================================

* Unaudited
** Commenced operations on October 31, 2003.
*** Including accumulated net investment loss of:                              $           (49,069)   $                 0

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

CLASS N

                                                                                 SIX MONTHS ENDED       FOR THE PERIOD
                                                                                   DECEMBER 31,       OCTOBER 31, 2003 TO
                                                                                     2004***            JUNE 30, 2004**
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
     Net asset value, beginning of period                                      $             10.63    $             10.00
-------------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
         Net investment loss^                                                                (0.01)                 (0.01)
         Net realized and unrealized gain                                                     0.42                   0.64
-------------------------------------------------------------------------------------------------------------------------
              Total from investment operations                                                0.41                   0.63
-------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                                            $             11.04    $             10.63
=========================================================================================================================

TOTAL RETURN+#                                                                                3.86%                  6.30%
RATIOS & SUPPLEMENTAL DATA
         Net assets, end of period ('000's)                                    $            37,755    $            39,532
         Ratios to average net assets:
            Expenses after waivers and reimbursements*                                        0.84%                  0.84%
            Expenses before waivers and reimbursements*                                       1.00%                  1.13%
            Net investment loss after
              waivers and reimbursements*                                                    (0.15%)                (0.09%)

         Portfolio turnover rate                                                              14.0%                   6.7%

CLASS R

                                                                                 SIX MONTHS ENDED       FOR THE PERIOD
                                                                                   DECEMBER 31,       OCTOBER 31, 2003 TO
                                                                                      2004***           JUNE 30, 2004**
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
    Net asset value, beginning of period                                       $             10.62    $             10.00
-------------------------------------------------------------------------------------------------------------------------
    Income (loss) from investment operations:
        Net investment loss^                                                                 (0.02)                 (0.08)
        Net realized and unrealized gain                                                      0.41                   0.70
-------------------------------------------------------------------------------------------------------------------------
             Total from investment operations                                                 0.39                   0.62
-------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                                             $             11.01    $             10.62
=========================================================================================================================

TOTAL RETURN+#                                                                                3.67%                  6.20%
RATIOS & SUPPLEMENTAL DATA
        Net assets, end of period ('000's)                                     $            10,523    $            12,495
        Ratios to average net assets:
           Expenses after waivers and reimbursements*                                         1.09%                  1.09%
           Expenses before waivers and reimbursements*                                        1.25%                  1.29%
           Net investment loss after
             waivers and reimbursements*                                                     (0.40%)                (0.34%)

        Portfolio turnover rate                                                               14.0%                   6.7%

*   ANNUALIZED
**  COMMENCED OPERATIONS ON OCTOBER 31, 2003.
*** UNAUDITED
+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD VARIOUS FEES NOT BEEN WAIVED DURING THE PERIOD.
#   TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
^ PER SHARE AMOUNTS CALCULATED BASED ON THE AVERAGE DAILY SHARES OUTSTANDING DURING THE PERIOD.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2004
(UNAUDITED)

1. ORGANIZATION:

Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 100,000,000 and 40,000,000 shares have been classified into Class N and Class R of the Large-Cap Growth Fund, respectively.

Bridgeway is organized as a series fund and, as of December 31, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

The Large-Cap Growth Fund seeks to provide long-term total return of capital, primarily through capital appreication.

Bridgeway Capital Management, Inc. (the "Adviser") is the Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following summary of significant accounting policies followed in the preparation of financial statements of the Large-Cap Growth Fund (the "Fund") are in conformity with accounting principles generally accepted in the United States of America.

SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other ivestments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

SECURITIES LENDING Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of December 31, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

USE OF ESTIMATES IN FINANCIAL STATEMENTS In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RISKS AND UNCERTAINTIES The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Fees provided for under the Rule 12b-1 plan of a particular class of the fund are charged to the operations of such class. All other expenses are allocated among the classes on relative net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

FUTURES CONTRACTS A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2004 there were no outstanding futures contracts.

OPTIONS An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase tranaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. As of December 31, 2004, there were no outstanding options.

INDEMNIFICATION Under the Company's organizational documents, the Fund's officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

The Fund has entered into a management contract with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the

Fund pays the Adviser a total fee which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund's average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only;
b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.84% of the value of its average net assets for Class N shares and 1.09% of the value of its average net assets for Class R shares for the six months ended December 31, 2004. For the six months ended December 31, 2004, the Adviser waived advisory fees of $137,833.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the six months ended December 31, 2004.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund.

BOARD OF DIRECTORS COMPENSATION Bridgeway pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the six months ended December 31, 2004. The amount attributable to the Large-Cap Growth Fund is disclosed in the Statement of Operations.

4. DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

Forum Fund Services, LLC acts as distributor of the Fund's shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund's Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996. On October 22, 2003, shareholders of the seven investment portfolios of the fund then existing approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that would pay distribution and service fees to the distributor up to 0.25% of average daily net assets of the Class R Shares. Class R shares were subsequently created for the new Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and the Large-Cap Value Fund. During the six months ended December 31, 2004 distribution fees of $13,653 were accrued to Large-Cap Growth Class R shareholders.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $6,774,140 and $11,702,119, respectively, for the six months ended December 31, 2004.

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net taxable income including net realized gains on investments, if any, to its shareholders each year. The fund is not subject to income or excise taxes to the extent such distributions are made.

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2004, were as follows:

Gross unrealized appreciation                    $   6,811,469
Gross unrealized (depreciation)                     (1,832,307)
--------------------------------------------------------------
Net unrealized appreciation
  on investments                                 $   4,979,162
==============================================================
Cost of investments                              $  43,781,234
==============================================================

The Fund has deferred to its fiscal year ending June 30, 2005, $553,376 of losses recognized during the period November 1, 2003 to June 30, 2004.

As of June 30, 2004, the components of net assets on a tax basis were:

Undistributed ordinary income                    $           0
Accumulated capital losses                            (553,376)
Unrealized appreciation                                848,524

The temporary differences between book and tax are primarily due to post October losses.

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

7. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements. PricewaterhouseCoopers LLP issued reports on the Funds' financial statements as of June 30, 2004 and 2003. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds' Audit Committee and ratified by the Funds' Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management's representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds' financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund's procedures. With respect to the Funds' Transfer Agent PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office ("RPO") function and over the monitoring of shareholder accounts placed on RPO status. These matters were considered to be a material weakness in control procedure and its operation. The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

OTHER INFORMATION
(UNAUDITED)

1. PROXY VOTING:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2004 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission's ("SEC") website at http:/www.sec.gov.

2. FUND HOLDINGS:

The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC's website at http:/www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

3. OTHER

Shareholders individually holding more than 5% of the Fund's outstanding shares as of December 31, 2004, constituted 38% of the Fund.

                       This Page Intentionally Left Blank

[BRIDGEWAY FUNDS LOGO]                                      LARGE-CAP VALUE FUND
                                                              SEMI-ANNUAL REPORT
                                                               DECEMBER 31, 2004

February 25, 2005

Dear Fellow Large-Cap Value Shareholder,

Our Fund was up 11.11% for the December 2004 quarter, compared to a 10.38% gain for our primary market benchmark, the Russell 1000 Value Index, and an 8.80% return of our peer benchmark, the Lipper Large-Cap Value Index.

The table below presents our performance for the December quarter, 1 year, and annualized performance since inception, followed by a graph of performance since inception as well as a new, SEC-mandated breakdown of sector representation in the Fund.

                                       DEC. QTR.      1 YEAR       LIFE-TO-DATE
                                      10/1/04 TO     1/1/04 TO      10/31/03 TO
                                       12/31/04      12/31/04        12/31/04
--------------------------------------------------------------------------------
LARGE-CAP VALUE FUND-CLASS N            11.11%        15.15%          19.96%
LARGE-CAP VALUE FUND-CLASS R            11.07%        14.79%          19.65%
Russell 1000 Value Index                10.38%        16.49%          21.36%
Lipper Large-Cap Value Index             8.80%        12.00%          17.18%

PERFORMANCE FIGURES QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE FIGURES QUOTED, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH CONSISTS OF STOCKS IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE LIPPER LARGE-CAP VALUE INDEX IS AN INDEX OF LARGE-COMPANY, VALUE-ORIENTED FUNDS COMPILED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. PERIODS LONGER THAN ONE YEAR ARE ANNUALIZED.

[CHART]

GROWTH OF $10,000 INVESTED IN LARGE-CAP VALUE FUND AND INDEXES FROM 10/31/03 (INCEPTION) TO 12/31/04

                        BRIDGEWAY                       BRIDGEWAY                                                LIPPER
             LARGE-CAP VALUE FUND - CLASS N   LARGE-CAP VALUE FUND - CLASS R   RUSSELL 1000 VALUE INDEX   LARGE-CAP VALUE INDEX
10/03                                 10000                            10000                      10000                   10000
12/03                                 10740                            10740                      10760                   10744
 3/04                                 11310                            11300                      11086                   11003
 6/04                                 11110                            11090                      11184                   11119
 9/04                                 11130                            11100                      11357                   11059
12/04                                 12367                            12329                      12535                   12033

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

SHAREHOLDER LETTER

INDUSTRY SECTOR REPRESENTATION AS OF DECEMBER 31, 2004

SECTOR                             LARGE-CAP VALUE FUND             S&P 500 INDEX               DIFFERENCE
-----------------------------------------------------------------------------------------------------------
Basic Materials                               3.8%                        2.9%                     0.9%
Communications                               14.6%                       11.3%                     3.3%
Consumer, Cyclical                           14.2%                        9.9%                     4.3%
Consumer, Non-cyclical                        8.8%                       21.2%                   -12.4%
Energy                                       10.6%                        7.2%                     3.4%
Financial                                    27.2%                       20.6%                     6.6%
Industrial                                   10.6%                       11.6%                    -1.0%
Technology                                    2.3%                       12.4%                   -10.1%
Utility                                       7.9%                        2.9%                     5.0%
-----------------------------------------------------------------------------------------------------------
TOTAL                                       100.0%                      100.0%                     0.0%

PERFORMANCE SUMMARY

TRANSLATION: For the December quarter, both share classes of the Fund beat both the Russell 1000 Value Index of large, value-oriented stocks and the peer-group average. For the year, both share classes of the Fund beat their peer-group average but slightly lagged the Index.

We are not entirely happy with these results. However, it is worth noting that after a relatively lackluster nine months, the Fund in the fourth quarter of the year returned - in just three months - slightly more than the S&P 500 Index has typically returned over the course of a year. We say this not to excuse our performance, but because it offers a good reminder of the value of sticking with investment decisions and resisting panic and the urge to sell when things look less than great. Remember, though, that this "holding through the downturn" strategy works best in concert with other financial principles, such as saving, avoiding most kinds of debt, diversifying (and regularly rebalancing) your portfolio, setting aside an emergency fund, and choosing well- managed, low-cost funds whose investment objectives - anything from very aggressive growth to ultra-low-risk income - matches with the time-horizons of the investments you're making. This is a fancy way of saying that the more years you can afford to wait before tapping a particular pile of money, the more risk you can afford to take with it.

YEAR-TO-DATE MARKET COMMENTARY: IT'S UP (MARCH), IT'S UP (JUNE), OOOPS - IT'S DOWN (SEPTEMBER), NO, IT'S REALLY UP, REALLY! (END OF YEAR).

TRANSLATION: Notwithstanding news events (and the commentary of many market pundits), 2004 was a remarkably average year. The combination of rising interest rates, a declining U.S. dollar, inflation, the presidential election, war and natural disasters should have produced some extraordinary results, right? Not so fast....

Let's look at the statistics purely from a market perspective. Over the 10 years through the 31st of December, 2004, the S&P 500 Index of large companies returned an average of 12.05% per year. (I know, that sounds unbelievable, given how weak the past few years' performance has been, but the market of the mid-and late 1990s really was pretty remarkable.) That's only about one and one-half percentage points better than the Index's return for 2004. Furthermore, if we look all the way back to 1925, we see that the market has returned an average of 10.4% per year - and that's over a 79-year period that includes the Great Depression, World War II, the white-hot "go-go" market of the 1960s and the brutal bear market of the early 1970s. In about two-thirds of those years, the Index either beat or lagged that 10.4% average by more than 10 percentage points. From that perspective, therefore, 2004's return of 10.88% was about as average as you can get.

.. . . but wasn't this a very volatile year? No. In fact, the actual variation of monthly returns in 2004 was about half of the average of the preceding decade. Throughout that 10-year period, only one year - 1995 - was less volatile. In other words, in 2004 the stock market "bounced around" a whole lot LESS than normal. This frees up tremendous emotional energy to spend on more important things (including actually finding the next good stock pick).

In conclusion, what is remarkable about 2004 is how average it was in terms of returns and how "tame" it was with respect to volatility. Not what you might conclude from reading standard financial commentaries, many of which described a market lurching dramatically between struggle and triumph. All that drama can be very compelling, but it doesn't necessarily lead to an accurate understanding of the market's behavior in the long run, nor does it necessarily produce sound investment decisions. For that reason, though I have four computer screens in my office, none of them runs a ticker, and I frequently go home at the end of the day without knowing whether the overall market was up or down.

All that said, the market of 2004 did exhibit some unusual characteristics, in particular the continued - and extraordinary - performance of smaller stocks. This was the sixth year in a row that small stocks beat large ones, the longest period of consecutive annual small-stock dominance in the last eight decades.

What does this imply for the future? History suggests two possible responses. On the one hand, investment strategies - such as buying small-cap stocks or value stocks or real-estate-oriented stocks - that have worked well in the recent past tend to keep working, as investors get caught up in the excitement and become increasingly confident that a given strategy is the right way to go. This is essentially a self-fulfilling prophecy: If everyone agrees that small stocks, for example, are going to keep going up, they will go up, because everyone buys them. So-called momentum investing has come in for a lot of negative publicity in the past few years, because it was investors following a momentum strategy who both fueled the tech-stocks bubble of the late '90s and early 2000 and then (when they switched strategies) caused it to collapse. The fact is, though, that a momentum strategy can work for periods of time, and statistically, when small stocks have done well relative to the overall market in one year, they are more likely to do well in the next one. So we could conceivably see a record-setting seventh year in a row of small-stock dominance - hardly what investors in a large-stock fund want to hear.

On the other hand, we could see the exact opposite. For investment managers, making predictions is often the surest way to get your head handed to you on a platter, but our computer stock picking models have no such concerns, and they are pointing to a shift toward larger stocks. Specifically, over the past 12 months or so our models began finding a larger number of "attractive" large stocks than at any time I can remember in about five years. This is almost certainly a function of relative valuation; i.e., based on a variety of financial measures, and thanks to the multi-year run-up in the price of small stocks, larger stocks in general are starting to look relatively attractive again. At Bridgeway, we don't put much effort into trying to guess the market's direction; we're just trying to find one good stock (of any size) at a time. Still, I believe it's likely that the tide will turn back in favor of large stocks at SOME point in the next couple of years. It's a good time (ok, any time is a good time) to make sure your own portfolio is in balance with your long-term plan.

Of course, company size is hardly the only investment variable. "Style," too, plays a significant role, and 2004 was pretty bad for "growth"-oriented stocks, building on a very bad five-year trend. The following bar chart shows the relative performance of growth versus value oriented large stocks, over the past one, three, and five years ended 12/31/04, based on data from Morningstar:

[CHART]

              VALUE     GROWTH
1 Year        14.05%      0.19%
3 Year         6.95%     -4.35%
5 Year         4.54%    -16.22%

This pattern of weak growth-stock performance is exactly what one would expect...during the bear-market phase of a stock-market cycle. But from a historical perspective, it's distinctly unusual for the last two years of a recovery. Our models are suggesting a shift toward growth stocks, but not as strongly as they indicate a shift toward large stocks. My conclusion from all this: make sure your portfolio is in balance with your target allocation and long term plan.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE - WHAT WORKED WELL

TRANSLATION: What a difference a day makes - or, more accurately, a handful of years. Not so long ago, technology stocks, cable-TV companies and "telecoms" were situated about as firmly in the growth camp as it's possible to get. But when the tech-stock bubble burst in early 2000, and the rest of the market - particularly the growth-oriented names - followed it down, those stocks got a heaping helping of humility. Beaten down, their newly attractive valuations (based on a variety of financial measures) locate them pretty firmly on the value side of the equation, and several former high-flyers were among this Fund's best performers for the December quarter, during which six of our stocks gained more than 30%.

RANK    DESCRIPTION                       INDUSTRY                      % GAIN
---------------------------------------------------------------------------------
1       Advanced Micro Devices Inc        Semiconductors                 69.4%
2       NCR Corp                          Computers                      39.6%
3       Liberty Media International Inc   Media                          38.6%
4       AT&T Corp                         Telecommunications             33.1%
5       Archer-Daniels-Midland Co         Food                           31.4%
6       E*TRADE Financial Corp            Diversified Financial Svcs     30.9%

Leading the pack, with a gain nearly twice what its nearest rival achieved, was Advanced Micro Devices, a long-beleaguered chip-maker based in Sunnyvale, CA. After treading water for much of the year, the stock began to surge in September, mostly because of perceived missteps on the part of primary rival Intel. AMD's third-quarter results further fueled the stock: Revenues were up 30% over the same period the previous year, thanks in large part to strong sales of the company's 64-bit processors. And in November the stock got another boost as rumors began circulating that PC-giant Dell Computer would join IBM, Sun Microsystems, and Hewlett-Packard in producing servers based around AMD's "Opteron" chip. AMD is still a good 50% below the peak share-price it achieved in early 2000, but after gaining more than 69% in the December quarter, it may not be a value stock for too much longer.

Third-place finisher Liberty Media International is very much a new kid on the block, spun off in June from former parent company Liberty Media. It is now one of the largest (arguably THE largest, depending on how you measure) cable-TV operators outside the United States. The stock opened limp and traded down from there, but it began picking up steam around the end of the third quarter, with the announcement of a partnership with Japan's Sumitomo Corp., followed by the announcement that the stock had been added to the Nasdaq-100 Index.

In sixth place, online brokerage E*TRADE Financial had spent much of the year in a holding pattern. Online brokerages have been suffering a lot, thanks in part to weak trading volume (when you don't trade, they don't make money) and pressure to cut commissions. And though E*TRADE's stock had held up better than most, it certainly wasn't setting any records. In October, however, the company released its third-quarter numbers, which easily beat analysts' estimates. And in November, E*TRADE announced that trading volume in October had climbed by 26% from September levels, which was enough to push the stock onto our Fund's list of winners for the quarter.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE - WHAT DIDN'T WORK

TRANSLATION: Happily, there was nothing that didn't work - or, at least, nothing that lost more than 30% for the quarter. We're very happy about this.

DETAILED EXPLANATION OF CALENDAR-YEAR PERFORMANCE - WHAT WORKED

TRANSLATION: An insurance firm, a chip-maker, a chicken-processor, a homebuilder...the companies on the list of top performers for the year don't have a lot in common. They didn't even have their runs at the same time: While some saw their stock prices take off in the fourth quarter - as was the case for much of the market - others turned in 12 months of steady upticks. Regardless, eleven stocks in our Fund gained more than 30% for the year.

RANK    DESCRIPTION                     INDUSTRY                      % GAIN
-------------------------------------------------------------------------------
1       Aetna Inc                       Healthcare Services            53.4%
2       Amerada Hess Corp               Oil & Gas                      49.0%
3       NCR Corp                        Computers                      46.5%
4       Countrywide Financial Corp      Diversified Financial Svcs.    46.3%
5       DR Horton Inc                   Home Builders                  41.1%
6       Parker Hannifin Corp            Electronics                    40.7%
7       Tyson Foods Inc                 Food                           39.0%
8       Norfolk Southern Corp           Transportation                 36.6%
9       Occidental Petroleum Corp       Oil & Gas                      33.2%
10      Advanced Micro Devices Inc      Semiconductors                 32.7%
11      Textron Inc                     Misc. Manufacturers            30.9%

For both Aetna, the Hartford insurance firm, and D.R. Horton, a Fort Worth-based homebuilder, the last two months of the year were key to the return for the entire year. Both stocks had spent the previous 10 months making moderate gains followed by moderate losses, but the release of strong third-quarter numbers produced returns of more than 30%, for both stocks, in the last two months of the year.

By contrast, Dayton-based computer systems company NCR began its run in mid-July, with an announcement that earnings for the second quarter - soon to be released - would double analysts' expectations. And top-place finisher Advanced Micro Devices, as noted in the section on December-quarter results, didn't do much of anything until September, whereas industrial conglomerate Textron (maker of Cessna airplanes, among other things) began moving slowly upward in May. It would be nice to find a pattern among these powerful performers - nice because patterns offer potential predictability. But in the absence of a pattern, we're glad to take the returns.

DETAILED EXPLANATION OF CALENDAR-YEAR PERFORMANCE - WHAT DIDN'T WORK

TRANSLATION: I'm delighted to report that no stocks in the Fund's portfolio lost more than 30% for the year.

TOP TEN HOLDINGS

At quarter end, Financials were our biggest sector weighting, at 27.1% of net assets, followed by Communications, at 14.5%, and Consumer (Cyclical), at 14.1%. Our top ten holdings represented 25.4% of total net assets, indicating much broader diversification than is the case in Bridgeway's more aggressively managed Aggressive Investors funds. At the end of December, our top ten holdings represented ten different industries.

                                                                    PERCENT OF
RANK    DESCRIPTION                     INDUSTRY                    NET ASSETS
-------------------------------------------------------------------------------
1       ChevronTexaco Corp              Oil & Gas                       3.1%
2       Textron Inc                     Misc. Manufacturers             2.8%
3       Aetna Inc                       Healthcare Services             2.7%
4       Duke Energy Corp                Electric                        2.6%
5       Juniper Networks Inc            Telecommunications              2.4%
6       Berkshire Hathaway Inc          Insurance                       2.4%
7       Phelps Dodge Corp               Mining                          2.4%
8       Ford Motor Co                   Auto Manufacturers              2.4%
9       E*TRADE Group Inc               Diversified Financial Svcs.     2.3%
10      Archer-Daniels-Midland Co       Food                            2.3%
-------------------------------------------------------------------------------
                                                                       25.4%

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2004, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

THE FUND IS SUBJECT TO MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 1-800-611-3550 OR VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (02/05)

CONCLUSION

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/s/ John Montgomery

John Montgomery

DISCLOSURE OF FUND EXPENSES
(UNAUDITED)

As a shareholder to the Fund, you will incur no transactions costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, the fund will incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2004 and held until December 31, 2004.

ACTUAL RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

BRIDGEWAY LARGE-CAP VALUE FUND

                                                      BEGINNING       ENDING        EXPENSE PAID
                                                    ACCOUNT VALUE  ACCOUNT VALUE   DURING PERIOD*
                                                        7/1/04       12/31/04     7/1/04 - 12/31/04
-----------------------------------------------------------------------------------------------------
CLASS N            Actual Fund Return                $ 1,000.00     $ 1,113.15        $ 4.47
                   Hypothetical Fund Return          $ 1,000.00     $ 1,020.97        $ 4.28

CLASS R            Actual Fund Return                $ 1,000.00     $ 1,111.69        $ 5.80
                   Hypothetical Fund Return          $ 1,000.00     $ 1,019.71        $ 5.55

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIOS OF 0.84% AND 1.09% FOR CLASS N AND CLASS R, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE FIRST FISCAL HALF-YEAR DIVIDED BY 365 DAYS IN THE CURRENT YEAR (TO REFLECT THE ONE HALF-YEAR PERIOD).

SCHEDULE OF INVESTMENTS
SHOWING PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2004 (UNAUDITED)

   INDUSTRY    COMPANY                                         SHARES            VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS - 99.6%
  AEROSPACE/DEFENSE - 1.4%
               Northrop Grumman Corp                                6,800   $       369,648

  AGRICULTURE - 0.2%
               Bunge Ltd                                            1,000            57,010

  AUTO MANUFACTURERS - 3.8%
               Ford Motor Co                                       41,500           607,560
               General Motors Corp                                  9,540           382,172
                                                                            ---------------
                                                                                    989,732

  BANKS - 4.1%
               AmSouth Bancorp                                      5,000           129,500
               Bank of America Corp                                 9,008           423,286
               KeyCorp                                             13,000           440,700
               US Bancorp                                           2,000            62,640
                                                                            ---------------
                                                                                  1,056,126

  BUILDING MATERIALS - 1.5%
               Eagle Materials Inc                                    133            11,485
               Eagle Materials Inc - Class B                          450            37,935
               Vulcan Materials Co                                  6,300           344,043
                                                                            ---------------
                                                                                    393,463

  COMPUTERS - 0.9%
               NCR Corp*                                            3,300           228,459

  DIVERSIFIED FINANCIAL SERVICES - 13.7%
               Bear Stearns Companies Inc                           4,534           463,874
               Citigroup Inc                                       10,040           483,727
               Countrywide Financial Corp                           7,778           287,864
               E*TRADE Group Inc*                                  39,600           592,020
               FHLMC                                                2,500           184,250
               Goldman Sachs Group Inc                              5,600           582,624
               JP Morgan Chase & Co                                10,850           423,259
               Lehman Brothers Holdings Inc                         2,070           181,084
               Morgan Stanley & Co                                  6,200           344,224
                                                                            ---------------
                                                                                  3,542,926

  ELECTRIC - 6.5%
               American Electric Power Inc                          5,500           188,870
               Duke Energy Corp                                    26,100           661,113
               Edison International                                10,000           320,300
               Southern Co                                         15,050           504,476
                                                                            ---------------
                                                                                  1,674,759

  ELECTRONICS - 0.3%
               Parker Hannifin Corp                                 1,000            75,740

  FOOD - 3.0%
               Archer-Daniels-Midland Co                           26,354           587,958
               Tyson Foods Inc                                     10,420           191,728
                                                                            ---------------
                                                                                    779,686

  FOREST PRODUCTS & PAPER - 0.8%
               Georgia-Pacific Corp                                 5,500           206,140

  GAS - 1.4%
               KeySpan Corp                                         8,300           327,435
               Sempra Energy                                          900            33,012
                                                                            ---------------
                                                                                    360,447

  HAND/MACHINE TOOLS - 0.7%
               Black & Decker Corp                                  2,000           176,660

  HEALTHCARE PRODUCTS - 1.6%
               Zimmer Holdings Inc*                                 5,000   $       400,600

  HEALTHCARE SERVICES - 3.9%
               Aetna Inc                                            5,650           704,837
               WellPoint Health Networks Inc*                       2,700           310,500
                                                                            ---------------
                                                                                  1,015,337

  HOME BUILDERS - 6.3%
               Centex Corp                                          7,840           467,107
               DR Horton Inc                                       12,720           512,743
               Lennar Corp                                          8,260           468,177
               Pulte Homes Inc                                      2,560           163,328
                                                                            ---------------
                                                                                  1,611,355

  INSURANCE - 8.5%
               Allstate Corp                                        3,760           194,467
               American International Group Inc                     7,700           505,659
               Berkshire Hathaway Inc*                                210           616,560
               Cigna Corp                                           2,600           212,082
               Fidelity National Financial Inc                      8,502           388,286
               Safeco Corp                                          5,264           274,991
                                                                            ---------------
                                                                                  2,192,045

  INTERNET - 0.0%^
               Amazon.com Inc*                                        120             5,315

  IRON/STEEL - 0.6%
               United States Steel Corp                             3,000           153,750

  MEDIA - 3.9%
               Liberty Media Corp - Class A*                       29,400           322,812
               Liberty Media International Inc*                     1,470            67,958
               Time Warner Inc*                                    26,900           522,936
               Walt Disney Co                                       3,000            83,400
                                                                            ---------------
                                                                                    997,106

  MINING - 2.4%
               Phelps Dodge Corp                                    6,200           613,304

  MISCELLANEOUS MANUFACTURING - 4.8%
               Eastman Kodak Co                                    13,600           438,600
               Eaton Corp                                           1,000            72,360
               Textron Inc                                          9,700           715,860
                                                                            ---------------
                                                                                  1,226,820

  OFFICE/BUSINESS EQUIPMENT - 0.0%^
               Xerox Corp*                                            300             5,103

  OIL & GAS - 10.6%
               Amerada Hess Corp                                    4,780           393,776
               Chesapeake Energy Corp                               5,000            82,500
               Chevron Texaco Corp                                 15,000           787,650
               Conoco Phillips                                      5,800           503,614
               Kerr-McGee Corp                                      3,000           173,370
               Occidental Petroleum Corp                            9,600           560,256
               Unocal Corp                                          2,000            86,480
               Valero Energy Corp                                   3,000           136,200
                                                                            ---------------
                                                                                  2,723,846

  PHARMACEUTICALS - 0.0%^
               Bristol-Myers Squibb Co                                400            10,248


  INDUSTRY     COMPANY                                         SHARES            VALUE
-------------------------------------------------------------------------------------------
  RETAIL - 4.0%
               Costco Wholesale Corp                                3,000   $       145,230
               CVS Corp                                             5,740           258,702
               Federated Department Stores                          2,400           138,696
               JC Penny Co Inc                                      3,000           124,200
               Kmart Corp*                                          2,000           197,900
               May Department Stores Co                             1,000            29,400
               Nordstrom Inc                                        3,000           140,190
                                                                            ---------------
                                                                                  1,034,318

  SAVINGS AND LOANS - 0.8%
               Golden West Financial Corp                           3,200           196,544

  SEMICONDUCTORS - 1.4%
               Advanced Micro Devices Inc*                         16,300           358,926

  TELECOMMUNICATIONS - 10.6%
               AT&T Corp                                           26,700           508,902
               Corning Inc*                                        22,600           266,002
               Juniper Networks Inc*                               22,775           619,252
               Lucent Technologies Inc*                           107,300           403,448
               SBC Communications Inc                               9,400           242,238
               Sprint Corp                                          5,000           124,250
               Verizon Communications Inc                          14,030           568,355
                                                                            ---------------
                                                                                  2,732,447

  TRANSPORTATION - 1.9%
               Burlington Northern
                 Santa Fe Corp                                      2,000            94,620
               FedEx Corp                                           2,000           196,980
               Norfolk Southern Corp                                5,150           186,379
                                                                            ---------------
                                                                                    477,979

TOTAL COMMON STOCKS
  (Cost $22,200,841)                                                             25,665,839
                                                                            ---------------
MONEY MARKET MUTUAL FUNDS - 0.0%^
               First American Treasury
                 Obligations Fund - Class S                         3,084             3,084
                                                                            ---------------
TOTAL MONEY MARKET MUTUAL FUNDS
  (Cost $3,084)                                                                       3,084
                                                                            ---------------

TOTAL INVESTMENTS - 99.6%
  (Cost $22,203,925)                                                             25,668,923
Other Assets In Excess of Liabilities - 0.4%                                         94,836
                                                                            ---------------
NET ASSETS - 100.0%                                                         $    25,763,759
                                                                            ===============

* NON-INCOME PRODUCING SECURITY
^ LESS THAN 0.05% OF NET ASSETS

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004 (UNAUDITED)

ASSETS:
         Investments at value (cost - $22,203,925)                  $    25,668,923
         Receivable for investments sold                                    213,391
         Receivable for fund shares sold                                     58,121
         Dividends receivable                                                20,905
         Interest receivable                                                     98
         Prepaid expenses                                                    17,590
-----------------------------------------------------------------------------------
               Total assets                                              25,979,028
-----------------------------------------------------------------------------------

LIABILITIES:
         Payable for fund shares redeemed                                    11,599
         Payable for investments purchased                                  130,661
         Accrued investment adviser fee                                       2,306
         Accrued administration fee                                           2,462
         Accrued directors fee                                                  781
         Accrued distribution fee                                             2,050
         Other payables                                                      65,410
-----------------------------------------------------------------------------------
               Total liabilities                                            215,269
-----------------------------------------------------------------------------------
         NET ASSETS                                                 $    25,763,759
===================================================================================

NET ASSETS REPRESENT:
         Paid-in capital                                            $    22,878,597
         Overdistributed net investment income                               (3,536)
         Accumulated net realized loss on investments                      (576,300)
         Net unrealized appreciation of investments                       3,464,998
-----------------------------------------------------------------------------------
         NET ASSETS                                                 $    25,763,759
===================================================================================

NET ASSET VALUE PER SHARE

Net assets
         Class N                                                    $    22,727,684
         Class R                                                    $     3,036,075

Shares of beneficial interest outstanding of $.001 par value
         Class N, 100,000,000 shares authorized                           1,852,914
         Class R, 40,000,000 shares authorized                              247,684

Net asset value, offering and redemption price per share
         Class N                                                    $         12.27
         Class R                                                    $         12.26

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 (UNAUDITED)

INVESTMENT INCOME:
         Dividends                                                                 $       207,859
         Interest                                                                              189
--------------------------------------------------------------------------------------------------
              Total investment income                                                      208,048

EXPENSES:
         Investment advisory fees                                                           58,634
         Administration fees                                                                 5,864
         Accounting fees                                                                    28,471
         Transfer agent fees                                                                25,682
         Audit fees                                                                          7,025
         Tax fees                                                                            5,830
         Custody fees                                                                        5,144
         Legal fees                                                                          3,233
         Blue sky fees                                                                       3,864
         Distribution fees - Class R                                                         3,753
         Directors fees                                                                      1,050
         Registration fees                                                                   1,034
         Reports to shareholders                                                             3,000
         Miscellaneous                                                                         915
--------------------------------------------------------------------------------------------------
              Total expenses before fees waived                                            153,499
         Less investment advisory fees waived                                              (51,241)
--------------------------------------------------------------------------------------------------
              Net expenses                                                                 102,258
--------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                                      105,790
--------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized loss on investment securities                                       (552,674)
         Net change in unrealized appreciation / depreciation on investments             2,964,893
--------------------------------------------------------------------------------------------------
         Net realized and unrealized gain on investments                                 2,412,219
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $     2,518,009
==================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS ENDED   PERIOD ENDED
                                                                                  DECEMBER 31, 2004* JUNE 30, 2004**
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
         Net investment income                                                     $       105,790   $        85,674
         Net realized loss on investment securities                                       (552,674)          (23,626)
         Net change in unrealized appreciation / depreciation on investments             2,964,893           500,105
--------------------------------------------------------------------------------------------------------------------
             Net increase in net assets from operations                                  2,518,009           562,153
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS:
         From net investment income
              Class N                                                                     (178,133)                0
              Class R                                                                      (16,867)                0
--------------------------------------------------------------------------------------------------------------------
               Net decrease in net assets from distributions                              (195,000)                0
--------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
         Proceeds from sale of shares
              Class N                                                                    3,825,721        25,134,529
              Class R                                                                      162,317         3,617,947
         Reinvestment of distributions
              Class N                                                                      176,052                 0
              Class R                                                                       16,867                 0
         Cost of shares redeemed
              Class N                                                                   (3,910,202)       (5,075,457)
              Class R                                                                     (657,969)         (411,208)
--------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets from share transactions                (387,214)       23,265,811
--------------------------------------------------------------------------------------------------------------------

             Net increase in net assets                                                  1,935,795        23,827,964

NET ASSETS:
         Beginning of period                                                            23,827,964                 0
--------------------------------------------------------------------------------------------------------------------
         End of period ***                                                         $    25,763,759   $    23,827,964
====================================================================================================================

SHARES ISSUED & REDEEMED:
         Issued
              Class N                                                                      337,086         2,323,344
              Class R                                                                       14,480           328,292
         Distributions reinvested
              Class N                                                                       14,337                 0
              Class R                                                                        1,375                 0
         Redeemed
              Class N                                                                     (352,620)         (469,233)
              Class R                                                                      (59,393)          (37,070)
--------------------------------------------------------------------------------------------------------------------
             Net increase (decrease)                                                       (44,735)        2,145,333
         Outstanding at beginning of period                                              2,145,333                 0
--------------------------------------------------------------------------------------------------------------------
         Outstanding at end of period                                                    2,100,598         2,145,333
====================================================================================================================

*   Unaudited
**  Commenced operations on October 31, 2003
*** Including (over) undistributed net investment income of:                       $        (3,536)  $        85,674

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

CLASS N

                                                                                  SIX MONTHS ENDED    FOR THE PERIOD
                                                                                     DECEMBER 31,   OCTOBER 31, 2003 TO
                                                                                        2004***       JUNE 30, 2004**
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
     Net asset value, beginning of period                                              $  11.11         $  10.00
-----------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
         Net investment income^                                                            0.05             0.03
         Net realized and unrealized gain                                                  1.21             1.08
-----------------------------------------------------------------------------------------------------------------------
              Total from investment operations                                             1.26             1.11
-----------------------------------------------------------------------------------------------------------------------
     Less distributions to shareholders:
         Net investment income                                                            (0.10)            0.00
-----------------------------------------------------------------------------------------------------------------------
              Total distributions                                                         (0.10)            0.00
-----------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                                                    $  12.27         $  11.11
=======================================================================================================================

TOTAL RETURN+#                                                                            11.31%           11.10%
RATIOS & SUPPLEMENTAL DATA
         Net assets, end of period ('000's)                                            $ 22,728         $ 20,598
         Ratios to average net assets:
            Expenses after waivers and reimbursements*                                     0.84%            0.84%
            Expenses before waivers and reimbursements*                                    1.28%            1.52%
            Net investment income after
              waivers and reimbursements*                                                  0.93%            0.86%

         Portfolio turnover rate                                                           14.1%            11.3%

CLASS R

                                                                                  SIX MONTHS ENDED    FOR THE PERIOD
                                                                                     DECEMBER 31,   OCTOBER 31, 2003 TO
                                                                                        2004***       JUNE 30, 2004**
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
    Net asset value, beginning of period                                                $ 11.09           $ 10.00
-----------------------------------------------------------------------------------------------------------------------
    Income (loss) from investment operations:
        Net investment income^                                                             0.04              0.01
        Net realized and unrealized gain                                                   1.20              1.08
-----------------------------------------------------------------------------------------------------------------------
             Total from investment operations                                              1.24              1.09
-----------------------------------------------------------------------------------------------------------------------
    Less distributions to shareholders:
        Net investment income                                                             (0.07)             0.00
-----------------------------------------------------------------------------------------------------------------------
             Total distributions                                                          (0.07)             0.00
-----------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                                                      $ 12.26           $ 11.09
=======================================================================================================================

TOTAL RETURN+#                                                                            11.17%            10.90%
RATIOS & SUPPLEMENTAL DATA
        Net assets, end of period ('000's)                                              $ 3,036           $ 3,230
        Ratios to average net assets:
           Expenses after waivers and reimbursements*                                      1.09%             1.09%
           Expenses before waivers and reimbursements*                                     1.53%             1.74%
           Net investment income after
             waivers and reimbursements*                                                   0.68%             0.55%

        Portfolio turnover rate                                                            14.1%             11.3%

*   ANNUALIZED
**  COMMENCED OPERATIONS ON OCTOBER 31, 2003.
*** UNAUDITED
+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD VARIOUS FEES NOT BEEN WAIVED DURING THE PERIOD.
#   TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
^ PER SHARE AMOUNTS CALCULATED BASED ON THE AVERAGE DAILY SHARES OUTSTANDING DURING THE PERIOD.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (UNAUDITED)

1. ORGANIZATION:

Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 100,000,000 and 40,000,000 shares have been classified into Class N and Class R of the Large-Cap Value Fund, respectively.

Bridgeway is organized as a series fund and, as of December 31, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

The Large-Cap Value Fund seeks to provide long-term total return of capital, primarily through capital appreication and some income.

Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following summary of significant accounting policies followed in the preparation of financial statements of the Large-Cap Value Fund (the "Fund") are in conformity with accounting principles generally accepted in the United States of America.

SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

SECURITIES LENDING Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of December 31, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

USE OF ESTIMATES IN FINANCIAL STATEMENTS In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RISKS AND UNCERTAINTIES The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Fees provided for under the Rule 12b-1 plan of a particular class of the fund are charged to the operations of such class. All other expenses are allocated among the classes on relative net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

FUTURES CONTRACTS A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2004, there were no outstanding futures contracts.

OPTIONS An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. As of December 31, 2004, there were no outstanding options.

INDEMNIFICATION Under the Company's organizational documents, the Fund's officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund's average daily net assets. The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Value Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.84% of the value of its average net assets for Class N shares and 1.09% of the value of its average net assets for Class R shares for the six months ended December 31, 2004. For the six months ended December 31, 2004, the Adviser waived Advisory fees of $51,241.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the six months ended December 31, 2004.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management will act as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets. One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund.

BOARD OF DIRECTORS COMPENSATION Bridgeway pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the six months ended December 31, 2004. The amount attributable to the Large-Cap Value Fund is disclosed in the Statement of Operations.

4. DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

Forum Fund Services, LLC acts as distributor of the Fund's shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund's Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996. On October 22, 2003, shareholders of the seven investment portfolios of the fund then existing approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that would pay distribution and service fees to the distributor up to 0.25% of average daily net assets of the Class R Shares. Class R shares were subsequently created for the new Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and the Large-Cap Value Fund. During the six months ended December 31, 2004 distribution fees of $3,753 were accrued to Large-Cap Value Class R shareholders.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $3,320,525 and $3,921,640, respectively, for the six months ended December 31, 2004.

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net taxable income including net realized gains on investments, if any, to its shareholders each year. The fund is not subject to income or excise taxes to the extent such distributions are made.

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2004, were as follows:

Gross unrealized appreciation              $     3,709,779
Gross unrealized (depreciation)                   (252,002)
----------------------------------------------------------
Net unrealized appreciation
  on investments                           $     3,457,777
==========================================================
Cost of investments                        $    22,211,146
==========================================================

The difference between book and tax net unrealized appreciation is wash sale loss deferrals.

The Fund has deferred to its fiscal year ending June 30, 2005, $16,405 of losses recognized during the period November 1, 2003 to June 30, 2004.

As of June 30, 2004, the components of net assets on a tax basis were:

Undistributed ordinary income              $        85,867
Accumulated capital losses                         (16,405)
Unrealized appreciation                            492,884

The temporary differences between book and tax are primarily due to wash sales and post October losses.

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

7. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements. PricewaterhouseCoopers LLP issued reports on the Funds' financial statements as of June 30, 2004 and 2003. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds' Audit Committee and ratified by the Funds' Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management's representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds' financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund's procedures. With respect to the Funds' Transfer Agent PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office ("RPO") function and over the monitoring of shareholder accounts placed on RPO status. These matters were considered to be a material weakness in control procedure and its operation. The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

OTHER INFORMATION
(UNAUDITED)

1. PROXY VOTING:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2004 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission's ("SEC") website at http:/www.sec.gov.

2. FUND HOLDINGS:

The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge , upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC's website at http:/www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

3. OTHER

Shareholders individually holding more than 5% of the Fund's outstanding shares as of December 31, 2004, constituted 31% of the Fund.

                       This Page Intentionally Left Blank

[BRIDGEWAY FUNDS LOGO]                                   BLUE CHIP 35 INDEX FUND
                                                              SEMI-ANNUAL REPORT
                                                               DECEMBER 31, 2004

February 25, 2005

Dear Blue Chip 35 Index Fund Shareholder,

The Fund appreciated 8.20% for the December 2004 quarter, compared with a 9.23% increase of our primary benchmark, the S&P 500 Index, and an 8.95% increase for our peer group, the Lipper Growth and Income Fund Index. On the bright side, we slightly beat Bridgeway's index of ultra-large companies, a positive result for an index fund. Overall, results were strong on an absolute basis, but mixed on a relative basis.

The table below presents our December quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC.

                                       DEC. QTR     1 YEAR      5 YEAR   LIFE-TO-DATE
                                      10/1/04 TO   1/1/04 TO   1/1/00 TO  7/31/97 TO
                                       12/31/04    12/31/04    12/31/04    12/31/04
-------------------------------------------------------------------------------------
BLUE CHIP 35 INDEX FUND                 8.20%        4.79%      -3.10%       6.08%
S&P 500 Index (1)                       9.23%       10.88%      -2.30%       4.82%
Bridgeway Ultra-Large 35 Index (2)      7.97%        4.29%      -2.66%       6.22%
Lipper Growth and Income Funds (3)      8.95%       11.72%       1.65%       4.72%

PERFORMANCE FIGURES QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE FIGURES QUOTED, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

(1) THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS.
(2) THE BRIDGEWAY ULTRA-LARGE 35 INDEX IS AN INDEX COMPRISED OF VERY LARGE, "BLUE CHIP" U.S. STOCKS, EXCLUDING TOBACCO; IT IS COMPILED BY THE ADVISER OF THE FUND. (3) THE LIPPER GROWTH AND INCOME FUNDS REFLECT THE AGGREGATE RECORD OF DOMESTIC GROWTH AND INCOME MUTUAL FUNDS AS REPORTED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. PERIODS LONGER THAN ONE YEAR ARE ANNUALIZED.

For the full calendar year our Fund was up 4.79%, compared to a gain of 10.88% for the S&P 500 Index and a gain of 11.72% for the Lipper Growth and Income Funds Index. According to data from Lipper, Inc., our Fund ranked 1,197th of 1,248 growth and income funds for the past year, 640th of 799 such funds over the past five years and 154th of 543 since inception. In the environment of a small-cap dominated market over the last five years, our ultra-large stock fund has lagged our peer group of funds. The reverse is true for the full period since inception, however, which includes (only) two years of a large-company dominated market environment. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various categories by making comparative calculations using total returns. On the next page is a graph of the Fund's performance since inception.

SHAREHOLDER LETTER

[CHART]

GROWTH OF $10,000 INVESTED IN BLUE CHIP 35 INDEX FUND AND INDEXES FROM 7/31/97 (INCEPTION) TO 12/31/04

                   BRIDGEWAY                                    BRIDGEWAY
             BLUE CHIP 35 INDEX FUND     S&P 500 INDEX     ULTRA-LARGE 35 INDEX    LIPPER GROWTH & INCOME FUNDS
 7/97                          10000             10000                    10000                           10000
 9/97                           9860              9957                     9860                           10111
12/97                          10000             10242                    10000                           10210
 3/98                          11700             11667                    11700                           11374
 6/98                          12200             12051                    12204                           11396
 9/98                          11100             10855                    11060                            9975
12/98                          13911             13163                    13740                           11596
 3/99                          15138             13817                    14742                           11842
 6/99                          15902             14790                    15616                           12941
 9/99                          15178             13868                    14945                           11905
12/99                          18133             15932                    17910                           12972
 3/00                          18761             16297                    18664                           13190
 6/00                          17768             15864                    17587                           12859
 9/00                          17099             15710                    16864                           13238
12/00                          15391             14481                    15041                           13023
 3/01                          13956             12764                    13952                           11999
 6/01                          14817             13511                    14743                           12650
 9/01                          12973             11528                    13018                           10998
12/01                          13997             12760                    14235                           12056
 3/02                          14017             12795                    14166                           12265
 6/02                          12296             11081                    12376                           11017
 9/02                          10409              9167                    10489                            9204
12/02                          11474              9940                    11596                            9899
 3/03                          11137              9627                    11265                            9488
 6/03                          12927             11109                    13106                           10945
 9/03                          13095             11403                    13289                           11208
12/03                          14786             12791                    15006                           12602
 3/04                          14702             13008                    14888                           12890
 6/04                          14892             13232                    15098                           12983
 9/04                          14320             12984                    14495                           12923
12/04                          15495             14183                    15651                           14079

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

PERFORMANCE SUMMARY IN A SMALL COMPANY DOMINATED MARKET

TRANSLATION: We underperformed the S&P 500 Index for the quarter and the full calendar year ended December 31, 2004. The primary culprit for both these periods was a market environment which strongly favored small stocks and most strongly DISFAVORED the largest companies - our bread and butter.

The primary culprit in lagging recent performance relative to the S&P 500 Index has been the extreme lagging of the largest companies, especially over the last one and five year periods. Calendar year 2004 presents the sixth year in a row, the longest running period over the last eight decades, that small stocks have beaten large ones. Consider this data from the Center for Research in Security
Prices:

CRSP (1)                                 SINCE 12/98
DECILE         QTR           YR         (AVG. ANNUAL)
-----------------------------------------------------
1              7.9%          7.9%           -0.7%
2             12.8%         20.2%            6.9%
3             13.5%         17.8%            8.2%
4             14.8%         18.7%            8.7%
5             12.8%         17.5%            7.6%
6             12.8%         22.0%           11.0%
7             15.3%         18.9%            9.7%
8             15.9%         21.9%           14.7%
9             16.5%         15.1%           15.9%
10            16.4%         18.7%           21.7%

(1) THE CRSP CAP-BASED PORTFOLIO INDEXES ARE UNMANAGED INDEXES OF PUBLICLY TRADED U.S. STOCKS WITH DIVIDENDS REINVESTED, GROUPED BY THE MARKET CAPITALIZATION, AS REPORTED BY THE CENTER FOR RESEARCH ON SECURITY PRICES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The smallest companies (decile 10) beat the largest companies (decile 1) by more than 10% over the last year. Even more remarkable is the fact that decile 2 (very large) companies also beat the decile 1 (ultra-large) ones by more than twelve percentage points. On a relative basis, ultra-large companies, including the ones in our Fund, were in the doghouse over the last year. Over the last six years, the smallest companies beat the largest ones by a whopping 22+% per year. Historically, small companies have beaten large ones only half the time. While the future always looks somewhat different than the past, I do not expect small company dominance to continue unabated.

This is not the environment in which I would expect our Fund to shine. On an absolute basis, however, it is worth noting that in the last quarter of the calendar year, the Fund made up much of the ground it had lost earlier in 2004. This serves as a reminder of the value of sticking with investment decisions and resisting panic and the urge to sell when things look bad. Remember, though, that this "holding through the downturn" strategy works best in concert with other financial principles, such as saving, avoiding most kinds of debt, diversifying (and regularly rebalancing) your portfolio, setting aside an emergency fund, and choosing well managed, low-cost funds whose investment objectives - anything from very aggressive growth to ultra-low-risk income - matches with the time-horizons of the investments you're making. This is a fancy way of saying that the more years you can afford to wait before tapping a particular pile of money, the more risk you can afford to take with it.

YEAR-TO-DATE MARKET COMMENTARY: IT'S UP (MARCH), IT'S UP (JUNE), OOOPS - IT'S DOWN (SEPTEMBER), NO, IT'S REALLY UP, REALLY! (END OF YEAR).

TRANSLATION: Notwithstanding news events (and the commentary of many market pundits), 2004 was a remarkably average year. The combination of rising interest rates, a declining U.S. dollar, inflation, the presidential election, war and natural disasters should have produced some extraordinary results, right? Not so fast . . .

Let's look at the statistics purely from a market perspective. Over the 10 years through December 31, 2004, the S&P 500 Index of large companies returned an average of 12.05% per year. (I know, that sounds unbelievable, given how weak the past few years' performance has been, but the market of the mid- and late 1990s really was pretty remarkable.) That's only about one and one-half percentage points better than the Index's return for 2004. Furthermore, if we look all the way back to 1925, we see that the market has returned an average of 10.4% per year - and that's over a 79-year period that includes the Great Depression, World War II, the white-hot "go-go" market of the 1960s and the brutal bear market of the early 1970s. In about two-thirds of those years, the Index either beat or lagged that 10.4% average by more than 10 percentage points. From that perspective, therefore, 2004's return of 10.88% was about as average as you can get.

.. . . but wasn't this a very volatile year? No. In fact, the actual variation of monthly returns in 2004 was about half of the average of the preceding decade. Throughout that 10-year period, only one year - 1995 - was less volatile. In other words, in 2004 the stock market "bounced around" a whole lot LESS than normal.

In conclusion, what IS remarkable about 2004 is how average it was in terms of returns and how "tame" it was with respect to volatility. Not what you might conclude from reading standard financial commentaries, many of which described a market lurching dramatically between struggle and triumph. All that drama can be very compelling, but it doesn't necessarily lead to an accurate understanding of the market's behavior in the long run, nor does it necessarily produce sound investment decisions. For that reason, though I have four computer screens in my office, none of them runs a ticker, and I frequently go home at the end of the day without knowing whether the overall market was up or down. This frees up tremendous emotional energy to spend on more important things.

All that said, the market of 2004 did exhibit some unusual characteristics, in particular the continued - and extraordinary - performance of smaller stocks. This was the sixth year in a row that small stocks beat large ones, the longest period of consecutive annual small-stock dominance in the last eight decades.

What does this imply for the future? History suggests two possible responses. On the one hand, some investment strategies - such as buying small-cap stocks or value stocks or real-estate-oriented stocks - that have worked well in the recent past tend to keep working, as investors get caught up in the excitement and become increasingly confident that a given strategy is the right way to go. This is essentially a self-fulfilling prophecy: If everyone agrees that small stocks, for example, are going to keep going up, they will go up, because everyone buys them. So-called momentum investing has come in for a lot of negative publicity in the past few years, because it was investors following a momentum strategy who both fueled the tech-stocks bubble of the late '90s and early 2000 and then (when they switched strategies) caused it to collapse. The fact is, though, that a momentum strategy can work FOR PERIODS OF TIME, and based on more than seven decades of history, when small stocks have done well relative to the overall market in one year, they are more likely to do well in the next one. So we could conceivably see a record-setting seventh year in a row of small-stock dominance, which would not bode as well for this Fund.

On the other hand, we could see the exact opposite. For investment managers, making predictions is often the surest way to get your head handed to you on a platter, but our computer models of our aggressive investors funds have no such concerns, and they are pointing to a shift toward larger stocks. Specifically, over the past 12 months or so these models began finding a larger number of "attractive" large stocks than at any time we can remember in about five years. This is almost certainly a function of relative valuation; i.e., based on a variety of financial measures, and thanks to the multi-year run-up in the price of small stocks, larger stocks in general are starting to look relatively attractive again. At Bridgeway, I don't put much effort into trying to guess the market's direction; we just stick to the discipline of our investment process. Still, we believe it's likely that the tide will turn back in favor of large stocks at SOME point in the next couple of years. It's a good time (ok, any time is a good time) to make sure your own portfolio is in balance with your long-term plan, including appropriate exposure to large stocks.

DETAILED EXPLANATION OF CALENDAR YEAR PERFORMANCE - WHAT WORKED WELL

TRANSLATION:  Four companies in the Fund gained more than 20% for the year.

For a passively managed Fund such as this one, one quarter is generally too short a period of time to discuss details of performance. Let me focus, rather, on the full calendar year.

Of the four top gainers, two are in consumer-oriented businesses (and a third, Dell Computer, has a strong consumer angle, in that it sells its products, admittedly, technology products, to individuals). That's not really a surprise. The consumer sector in general (encompassing both consumer services and consumer goods) was a strong performer for the year. But while sector-analysis can be interesting and often valuable in explaining performance, it's far from the last word. For proof, take a look at the bottom of list, where the double-digit losers live; several of them are also in the consumer sector.

Top performer McDonald's earned its spot by being a comeback kid. After giving ground again and again to rivals in the Burger Wars - and seeing its stock pay the price - McDonald's staged a turnaround beginning in August. The company announced that its second-quarter operating profit margins had risen by 6% over the previous year, thanks in part to the rollout of pricier salads. The rally strengthened in September, when McDonald's raised its annual dividend by 38% (off a level that itself represented a 70% increase from the dividend offered in 2002). And it picked up further steam in October, with the announcement that third-quarter earnings were up 42% from 2003, substantially beating analysts' estimates. Much of the credit goes to late CEO James Cantalupo, who trimmed the company's expansion plans, sold off underperforming locations, and refocused the company on improving sales and profits at its existing stores.

Meanwhile, third-place finisher Dell Computer owed its place on the list almost entirely to the second half of the fourth quarter. After more than ten months of meandering around in a tight, not-very-interesting trading range, the stock jumped nearly 9% overnight, to its highest level in four years, when the company announced that increased U.S. business spending and strong growth in Europe and Asia had boosted second-quarter earnings by 27% over the previous year.

DETAILED EXPLANATION OF CALENDAR YEAR PERFORMANCE - WHAT DIDN'T WORK

TRANSLATION: Only one stock lost more than 20% for the year, but nearly half the stocks in the portfolio were in the red.

The Fund was certainly hurt by the market's continued bias toward smaller stocks. For the year, for example, small-cap value stocks were up an average of 24%, according to Morningstar, compared with a gain of about 14% for the typical large-cap value stock. In addition, we paid a heavy price for our significant position in pharmaceuticals. At more than 10% of assets, as of December 31, 2004, pharmaceuticals represent the largest sector weighting in the portfolio - and, unfortunately, pharmaceutical companies were among the biggest losers for the year, losing an average of more than 1%.

As holders of pharmaceutical companies such as Merck and Pfizer, however, we could only wish they had been down 1% for the year. Pfizer, in fact, was in a downward spiral for nearly the entire 12 months, but Merck's troubles only really began at the end of September, with the recall of arthritis drug Vioxx on concerns that it increased the risk of stroke and heart attack in habitual users. Not only did the recall cost Merck's stock some 40% of its value, it also led to investigations of the company by both the SEC and the Department of Justice, which hardly inspired investors to climb back in. A few months later, Pfizer's Celebrex - formulaically related to Vioxx - was also recalled, and Eli Lilly, while stopping short of recalling its Strattera, used in the treatment of ADHD, did announced that the drug should not be used by patients with liver damage.

The result of the recalls and warnings and probes has been a crisis of confidence in "big pharma," as investors wait for the next shoe to drop.

Of course, the pharmaceutical sector didn't have a lock on scandal for the year. Mortgage-finance giant Fannie Mae, for example, joined the ranks of the fallen when it missed the deadline for filing its third-quarter financial results and acknowledged that it would have to restate billions of dollars worth of past years' earnings in order to recognize an estimated $9 billion in investment losses. Given the government investigations and class-action lawsuits that inevitably followed, the real surprise may be that the stock was only down about 4% for the year.

And unfortunately, a company didn't have to be embroiled in scandal to make our losers' list. Coca-Cola didn't trigger any government probes or lawsuits, but the stock nevertheless hit the skids in early September when the company warned that weak sales in some of its key markets (North America, Germany) and the need for a steep increase in advertising expenditures would knock revenues and earnings in the second half of the year to levels well below analysts' estimates. It will take more than a sip of something sweet to help us swallow the resulting 15% loss.

TOTAL RETURN FOR BLUE CHIP 35 INDEX FUND STOCKS FOR THE CALENDAR YEAR 2004

RANK    COMPANY                               INDUSTRY                          % CHANGE
-----------------------------------------------------------------------------------------
1       McDonald's Corp                       Retail                              25.9%
2       Exxon Mobil Corp                      Oil & Gas                           22.5%
3       Dell Inc                              Computers                           22.4%
4       Johnson & Johnson                     Healthcare Products                 21.1%
5       ChevronTexaco Corp                    Oil & Gas                           19.1%
6       Home Depot Inc                        Retail                              18.7%
7       General Electric Co                   Miscellaneous Manufacturing         16.6%
8       Bank of America Corp                  Banks                               16.2%
9       United Parcel Service Inc             Transportation                      16.0%
10      Verizon Communications Inc            Telecommunications                  13.7%
11      PepsiCo Inc                           Beverages                           10.1%
12      Oracle Corp                           Software                             9.2%
13      EI Du Pont de Nemours & Co            Chemicals                            9.2%
14      Procter & Gamble Co                   Cosmetics/Personal Care              8.7%
15      Time Warner Inc                       Media                                8.4%
16      International Business Machines Corp  Computers                            7.3%
17      Wells Fargo & Co                      Banks                                6.5%
18      Comcast Corp                          Media                                4.3%
19      Berkshire Hathaway Inc                Insurance                            2.6%
20      SBC Communications Inc                Telecommunications                   1.4%
21      Citigroup Inc                         Diversified Financial Services      -0.9%
22      Wal-Mart Stores Inc                   Retail                              -0.9%
23      American International Group Inc      Insurance                           -1.1%
24      3M Co                                 Miscellaneous Manufacturing         -1.7%
25      Microsoft Corp                        Software                            -2.0%
26      Ford Motor Co                         Auto Manufacturers                  -4.1%
27      Fannie Mae                            Diversified Financial Services      -4.2%
28      Hewlett-Packard Co                    Computers                           -4.4%
29      Bristol-Myers Squibb Co               Pharmaceuticals                     -5.3%
30      Texas Instruments Inc                 Semiconductors                      -8.9%
31      Coca-Cola Co/The                      Beverages                          -15.3%
32      Cisco Systems Inc                     Telecommunications                 -15.8%
33      Merck & Co Inc                        Pharmaceuticals                    -17.7%
34      Eli Lilly & Co                        Pharmaceuticals                    -17.8%

RANK    COMPANY                               INDUSTRY                          % CHANGE
-----------------------------------------------------------------------------------------

35      Intel Corp                            Semiconductors                     -18.7%
36      Pfizer Inc                            Pharmaceuticals                    -23.4%

NOTE: SMALL POSITIONS WITH APPRECIATION OR LOSS LESS THAN 0.01% IMPACT ON THE FUND PERFORMANCE ARE EXCLUDED FROM THE LIST OF BEST AND WORST PERFORMERS.

Dormant companies(1)
        1) Zimmer Holdings Inc                Healthcare - Products               5.7%
        2) Medco Health Solutions             Pharmaceuticals                    -1.8%

(1) DORMANT COMPANIES ARE SMALL POSITIONS TYPICALLY ACQUIRED AS SPIN-OFFS. WE DO NOT INVEST NEW MONEY IN THEM AND WILL EITHER HOLD OR SELL THEM DEPENDING ON TAX CONSEQUENCES. RETURNS OF THESE TWO DORMANT COMPANIES AR SHOWN SEPARATELY BECAUSE THEY WERE IN THE BLUE CHIP INDEX FUND ON DECEMBER 31, 2003. BOTH WERE SOLD IN THE CALENDER YEAR 2004.

SECTOR REPRESENTATION AS OF DECEMBER 31, 2004

As of December 31, 2004, relative to the S&P 500 Index, we are "heavy" on technology and somewhat "light" on financial and utility stocks. Technology stocks did well in 2004, so this is not the reason we underperformed the S&P 500 Index. The primary reason relates to company size, as discussed above. The following table presents the percentage of our Fund's stocks by sector of the economy relative to that of our primary market benchmark.

                         BLUE CHIP 35
                         INDEX FUND       S&P 500 INDEX    DIFFERENCE
---------------------------------------------------------------------
Basic Materials               3.0%             2.9%           0.1%
Communications               14.0%            11.3%           2.7%
Consumer, Cyclical           11.3%             9.9%           1.4%
Consumer, Non-cyclical       20.9%            21.2%          -0.3%
Energy                        5.7%             7.2%          -1.5%
Financial                    16.0%            20.6%          -4.6%
Industrial                    8.6%            11.6%          -3.0%
Technology                   20.5%            12.4%           8.1%
Utilities                     0.0%             2.9%          -2.9%
---------------------------------------------------------------------
TOTAL                       100.0%           100.0%           0.0%

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2004, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 1-800-661-3550 OR VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (02/05).

CONCLUSION

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we continually look for ways to improve our service.

Sincerely,

/s/ John Montgomery

John Montgomery

DISCLOSURE OF FUND EXPENSES
(UNAUDITED)

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder to the Fund, you will incur no transactions costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, the fund will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2004 and held until December 31, 2004.

ACTUAL RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

BRIDGEWAY BLUE CHIP 35 INDEX FUND

                                                 BEGINNING       ENDING        EXPENSE PAID
                                               ACCOUNT VALUE  ACCOUNT VALUE   DURING PERIOD*
                                                  7/1/04        12/31/04     7/1/04 - 12/31/04
----------------------------------------------------------------------------------------------
Actual Fund Return                              $ 1,000.00     $ 1,040.43          $ 0.77
Hypothetical Fund Return                        $ 1,000.00     $ 1,024.45          $ 0.77

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.15% MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE FIRST FISCAL HALF-YEAR DIVIDED BY 365 DAYS IN THE CURRENT YEAR (TO REFLECT THE ONE HALF-YEAR PERIOD).

SCHEDULE OF INVESTMENTS
SHOWING PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2004 (UNAUDITED)

   INDUSTRY    COMPANY                                         SHARES            VALUE
-------------------------------------------------------------------------------------------

COMMON STOCKS - 100.1%
  AUTO MANUFACTURERS - 2.6%
               Ford Motor Co                                       70,282   $     1,028,928

  BANKS - 5.5%
               Bank of America Corp                                23,628         1,110,280
               Wells Fargo & Co                                    16,760         1,041,634
                                                                            ---------------
                                                                                  2,151,914

  BEVERAGES - 5.0%
               The Coca-Cola Co                                    21,257           884,929
               PepsiCo Inc                                         20,405         1,065,141
                                                                            ---------------
                                                                                  1,950,070

  CHEMICALS - 3.0%
               El Du Pont de Nemours & Co                          24,052         1,179,751

  COMPUTERS - 9.4%
               Dell Inc*                                           31,844         1,341,906
               Hewlett-Packard Co                                  57,593         1,207,725
               International Business
                 Machines Corp                                     11,572         1,140,768
                                                                            ---------------
                                                                                  3,690,399

  COSMETICS/PERSONAL CARE - 2.8%
               Procter & Gamble Co                                 19,736         1,087,059

  DIVERSIFIED FINANCIAL SERVICES - 5.1%
               Citigroup Inc                                       23,014         1,108,815
               Fannie Mae                                          12,338           878,589
                                                                            ---------------
                                                                                  1,987,404

  HEALTHCARE PRODUCTS - 3.1%
               Johnson & Johnson                                   19,012         1,205,741

  INSURANCE - 5.5%
               American International Group Inc                    17,591         1,155,201
               Berkshire Hathaway Inc*                                345         1,012,920
                                                                            ---------------
                                                                                  2,168,121

  MEDIA - 6.1%
               Comcast Corp, Class A*                              36,748         1,222,973
               Time Warner Inc*                                    60,789         1,181,738
                                                                            ---------------
                                                                                  2,404,711

  MISCELLANEOUS MANUFACTURING - 5.6%
               3M Co                                               12,753         1,046,639
               General Electric Co                                 31,928         1,165,372
                                                                            ---------------
                                                                                  2,212,011

  OIL & GAS - 5.7%
               ChevronTexaco Corp                                  21,250         1,115,837
               Exxon Mobil Corp                                    21,727         1,113,726
                                                                            ---------------
                                                                                  2,229,563

  PHARMACEUTICALS - 10.1%
               Bristol-Myers Squibb Co                             38,859           995,568
               Eli Lilly & Co                                      15,280           867,140
               Merck & Co Inc                                      38,746         1,245,296
               Pfizer Inc                                          31,623           850,342
                                                                            ---------------
                                                                                  3,958,346

  RETAIL - 8.7%
               Home Depot Inc                                      28,415         1,214,457
               McDonald's Corp                                     35,971         1,153,230
               Wal-Mart Stores Inc                                 20,019         1,057,404
                                                                            ---------------
                                                                                  3,425,091

  SEMICONDUCTORS - 5.8%
               Intel Corp                                          46,733         1,093,085
               Texas Instruments Inc                               47,680         1,173,882
                                                                            ---------------
                                                                                  2,266,967

  SOFTWARE - 5.3%
               Microsoft Corp                                      30,340   $       810,381
               Oracle Corp*                                        93,148         1,277,991
                                                                            ---------------
                                                                                  2,088,372

  TELECOMMUNICATIONS - 7.8%
               Cisco Systems Inc*                                  52,174         1,006,958
               SBC Communications Inc                              38,994         1,004,875
               Verizon Communications Inc                          26,439         1,071,044
                                                                            ---------------
                                                                                  3,082,877

  TRANSPORTATION - 3.0%
               United Parcel Service Inc                           13,703         1,171,058

TOTAL COMMON STOCKS
  (Cost $35,692,273)                                                             39,288,383
                                                                            ---------------

MONEY MARKET MUTUAL FUNDS - 0.0%^
               First American Treasury
               Obligations Fund - Class S                             668               668
                                                                            ---------------
TOTAL MONEY MARKET MUTUAL FUNDS
  (Cost $668)                                                                           668
                                                                            ---------------
TOTAL INVESTMENTS - 100.1%
   (Cost $35,692,941)                                                            39,289,051
Liabilities in Excess of Other Assets -(0.1%)                                       (28,132)
                                                                            ---------------
NET ASSETS - 100.0%                                                         $    39,260,919
                                                                            ===============

*   NON-INCOME PRODUCING SECURITY
^   LESS THEN 0.05% OF NET ASSETS
ALL SHARES OF SECURITIES ARE PLEDGED AS COLLATERAL FOR THE BORROWINGS UNDER THE SECURITY AGREEMENT FOR THE FUND'S LINE OF CREDIT.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004 (UNAUDITED)

ASSETS:
         Investments at value (cost - $35,692,941)                                           $    39,289,051
         Receivable for investments sold                                                             414,330
         Receivable for fund shares sold                                                              93,264
         Dividends receivable                                                                         36,768
         Interest receivable                                                                              21
         Receivable from investment adviser                                                            9,002
         Prepaid expenses                                                                             22,550
------------------------------------------------------------------------------------------------------------
               Total assets                                                                       39,864,986
------------------------------------------------------------------------------------------------------------

LIABILITIES:
         Payable for fund shares redeemed                                                            151,120
         Loan payable to bank                                                                        406,000
         Interest on loan payable to bank                                                                589
         Accrued administration fee                                                                    1,678
         Accrued directors fee                                                                           654
         Other payables                                                                               44,026
------------------------------------------------------------------------------------------------------------
               Total liabilities                                                                     604,067
------------------------------------------------------------------------------------------------------------
         NET ASSETS                                                                          $    39,260,919
============================================================================================================

NET ASSETS REPRESENT:
         Paid-in capital                                                                     $    37,446,946
         Undistributed net investment income                                                           9,267
         Accumulated net realized loss on investments                                             (1,791,404)
         Net unrealized appreciation of investments                                                3,596,110
------------------------------------------------------------------------------------------------------------
         NET ASSETS                                                                          $    39,260,919
============================================================================================================

         Shares of common stock outstanding of $.001 par value,
           130,000,000 shares authorized                                                           5,470,450
------------------------------------------------------------------------------------------------------------
         Net asset value, offering and redemption price per share                            $          7.18
============================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 (UNAUDITED)

INVESTMENT INCOME:
         Dividends                                                                 $       450,520
         Interest                                                                              748
--------------------------------------------------------------------------------------------------
              Total investment income                                                      451,268

EXPENSES:
         Investment advisory fees                                                           15,041
         Administration fees                                                                 9,401
         Accounting fees                                                                    25,175
         Transfer agent fees                                                                23,320
         Audit fees                                                                          4,463
         Tax fees                                                                            5,830
         Custody fees                                                                        3,853
         Legal fees                                                                          2,602
         Blue sky fees                                                                       8,823
         Directors fees                                                                        733
         Registration fees                                                                   1,128
         Reports to shareholders                                                             1,000
         Interest on outstanding loan payable                                                1,316
         Miscellaneous                                                                       2,965
--------------------------------------------------------------------------------------------------
              Total expenses before waiver & reimbursements                                105,650
         Less investment advisory fees waived                                              (15,041)
         Less expenses reimbursed by investment adviser                                    (62,334)
--------------------------------------------------------------------------------------------------
               Net expenses                                                                 28,275
--------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                                      422,993
--------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized loss on investment securities                                       (243,654)
         Net change in unrealized appreciation / depreciation on investments             1,451,671
--------------------------------------------------------------------------------------------------
         Net realized and unrealized gain on investments                                 1,208,017
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $     1,631,010
==================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED     YEAR ENDED
                                                                                  DECEMBER 31, 2004*  JUNE 30, 2004
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
         Net investment income                                                     $       422,993   $       381,770
         Net realized loss on investment securities                                       (243,654)         (218,728)
         Net change in unrealized appreciation / depreciation on investments             1,451,671         2,003,255
--------------------------------------------------------------------------------------------------------------------
             Net increase in net assets from operations                                  1,631,010         2,166,297
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS:
         From net investment income                                                       (675,002)         (169,895)
--------------------------------------------------------------------------------------------------------------------
               Net decrease in net assets from distributions                              (675,002)         (169,895)
--------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
         Proceeds from sale of shares                                                    8,492,359        35,070,449
         Reinvestment of distributions                                                     650,127           164,179
         Cost of shares redeemed                                                        (6,797,274)       (9,034,667)
--------------------------------------------------------------------------------------------------------------------
             Net increase in net assets from share transactions                          2,345,212        26,199,961
--------------------------------------------------------------------------------------------------------------------

             Net increase in net assets                                                  3,301,220        28,196,363

NET ASSETS:
         Beginning of period                                                            35,959,699         7,763,336
--------------------------------------------------------------------------------------------------------------------
         End of period **                                                          $    39,260,919   $    35,959,699
====================================================================================================================

SHARES ISSUED & REDEEMED:
         Issued                                                                          1,237,600         5,144,761
         Distributions reinvested                                                           90,295            23,589
         Redeemed                                                                         (978,067)       (1,312,195)
--------------------------------------------------------------------------------------------------------------------
             Net increase                                                                  349,828         3,856,155
         Outstanding at beginning of period                                              5,120,622         1,264,467
--------------------------------------------------------------------------------------------------------------------
         Outstanding at end of period                                                    5,470,450         5,120,622
====================================================================================================================

*   Unaudited
**  Including undistributed net investment income of:                              $         9,267   $       261,276

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                                  SIX MONTHS ENDED
                                                     DECEMBER 31,                     FOR THE YEAR ENDED JUNE 30,
                                                        2004**         2004         2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
     Net asset value, beginning of period             $   7.02      $     6.14   $     5.93   $     7.23   $     8.77   $     7.91
----------------------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
         Net investment income^                           0.08            0.10         0.09         0.09         0.09         0.08
         Net realized and unrealized gain (loss)          0.20            0.83         0.21        (1.31)       (1.54)        0.85
----------------------------------------------------------------------------------------------------------------------------------
              Total from investment operations            0.28            0.93         0.30        (1.22)       (1.45)        0.93
----------------------------------------------------------------------------------------------------------------------------------
     Less distributions to shareholders:
         Net investment income                           (0.12)          (0.05)       (0.09)       (0.08)       (0.09)       (0.07)
----------------------------------------------------------------------------------------------------------------------------------
              Total distributions                        (0.12)          (0.05)       (0.09)       (0.08)       (0.09)       (0.07)
----------------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                   $   7.18      $     7.02   $     6.14   $     5.93   $     7.23   $     8.77
==================================================================================================================================

TOTAL RETURN+                                             4.04%#         15.20%        5.13%      (17.01%)     (16.61%)      11.74%
RATIOS & SUPPLEMENTAL DATA
         Net assets, end of period ('000's)           $ 39,261      $   35,960   $    7,763   $    5,532   $    5,975   $    7,365
         Ratios to average net assets:
            Expenses after waivers and
              reimbursements                              0.15%*          0.15%        0.15%        0.15%        0.15%        0.15%
            Expenses before waivers and
              reimbursements                              0.56%*          0.58%        1.07%        0.93%        0.68%        0.47%
            Net investment income after
              waivers and reimbursements                  2.25%*          1.64%        1.65%        1.35%        1.15%        0.98%

         Portfolio turnover rate                           7.1%            5.3%        24.9%        40.8%        24.0%        25.9%

*   ANNUALIZED
**  UNAUDITED
+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD VARIOUS FEES NOT BEEN WAIVED DURING THE PERIOD.
#   TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
^ PER SHARE AMOUNTS CALCULATED BASED ON THE AVERAGE DAILY SHARES OUTSTANDING DURING THE PERIOD.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (UNAUDITED)

1. ORGANIZATION:

Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 130,000,000 shares have been classified into the Blue-Chip 35 Index Fund.

Bridgeway is organized as a series fund and, as of December 31, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

The Blue Chip 35 Index Fund seeks to provide a long-term total return of capital, primarily through capital appreciation but also some income.

Bridgeway Capital Management, Inc. (the "Adviser") is the Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Blue Chip 35 Index Fund (the "Fund") are in conformity with accounting principles generally accepted in the United States of America.

SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

SECURITIES LENDING Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of December 31, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

USE OF ESTIMATES IN FINANCIAL STATEMENTS In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RISKS AND UNCERTAINTIES The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

12b-1 PLAN The Fund has adopted a 12b-1 plan, approved by shareholders on October 15, 1996 and amended on October 22, 2003, that permits the Adviser to pay up to 0.25% of the Fund's average daily assets for sales and distribution of Fund shares. Since the cost of distributing Fund shares is borne by the Adviser, the Fund pays no 12b-1 fees. Forum Fund Services, LLC serves as the Fund's distributor. Prior to January 2, 2004, the Fund acted as its own distributor.

SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

FUTURES CONTRACTS A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2004 there were no outstanding futures contracts.

OPTIONS An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. As of December 31, 2004, there were no outstanding options.

INDEMNIFICATION Under the Company's organizational documents, the Fund's officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

The Fund has entered into a management contract with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed and paid monthly. The Fund pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.15% of the value of its average net assets for the six months ended December 31, 2004. During the period, the Adviser reimbursed expenses of $62,334 and waived Advisory fees of $15,041.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the six months ended December 31, 2004.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund.

BOARD OF DIRECTORS COMPENSATION Bridgeway pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the six months ended December 31, 2004. The amount attributable to the Blue-Chip 35 Index Fund is disclosed in the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $4,989,696 and $2,633,489, respectively, for the six months ended December 31, 2004.

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net taxable income including net realized gains on investments, if any, to its shareholders each year. The fund is not subject to income or excise taxes to the extent such distributions are made.

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2004, were as follows:

Gross unrealized appreciation                        $     4,772,427
Gross unrealized (depreciation)                           (1,312,585)
--------------------------------------------------------------------
Net unrealized appreciation
  on investments                                     $     3,459,842
====================================================================
Cost of investments                                  $    35,829,209
====================================================================

The difference between book and tax unrealized appreciation is wash sale loss deferrals.

As of June 30, 2004, the Fund had capital loss carryovers of $885, $25,756, $106,811, $100,306, $429,064, $337,509, and $327,296 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2006, 2007, 2008, 2009, 2010, 2011, and 2012, respectively. The Fund has deferred to its fiscal year ending June 30, 2005, $70,680 of losses recognized during the period November 1, 2003 to June 30, 2004.

As of June 30, 2004, the components of net assets on a tax basis were:

Undistributed ordinary income                        $       261,276
Accumulated capital losses                                (1,327,627)
Unrealized appreciation                                    1,995,016
Cumulative Effect of other timing differences                (70,680)

The temporary differences between book and tax are primarily due to wash sales and post October losses.

As of June 30, 2004, the tax character of the distributions paid were:

                                   YEAR ENDED       YEAR ENDED
                                  JUNE 30, 2004    JUNE 30, 2003
-----------------------------------------------------------------
Ordinary income                      $ 169,895       $  85,747
Long-term capital gains                      -               -

During the year ended June 30, 2004, the Fund paid a dividend from net investment income of $0.0531 per share to shareholders of record. Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.

Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

6. LINE OF CREDIT:

The Fund has established a line of credit agreement ("LOC") with U.S. Bank, N.A. (the "Bank" or "Lender") which matures on June 1, 2005 and is renewable annually at the Bank's option, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be for a maximum of fifteen (15) business days and are at the sole discretion of the Lender based on the merits of the specific transaction. Advances under the Facility are limited to the lesser of $1,650,000 or 33 1/3% of the Fund's net assets. Borrowings under the line of credit bear interest based on the Lender's Prime Rate. Principal is due fifteen days after each advance and at the Maturity. Interest is payable monthly in arrears. The minimum advance is $1,000. As of December 31, 2004, the Fund had a $406,000 balance with its secured line of credit. During the six months ended December 31, 2004, the average borrowing was $49,929 with an average rate on borrowings of 4.80%.

7. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements. PricewaterhouseCoopers LLP issued reports on the Funds' financial statements as of June 30, 2004 and 2003. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds' Audit Committee and ratified by the Funds' Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management's representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds' financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund's procedures. With respect to the Funds' Transfer Agent PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office ("RPO") function and over the monitoring of shareholder accounts placed on RPO status. These matters were considered to be a material weakness in control procedure and its operation. The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

OTHER INFORMATION
(UNAUDITED)

1. PROXY VOTING:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2004 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission's ("SEC") website at http:/www.sec.gov.

2. FUND HOLDINGS:

The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC's website at http:/www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

3. OTHER

Shareholders individually holding more than 5% of the Fund's outstanding shares as of December 31, 2004, constituted 64% of the Fund.

                       This Page Intentionally Left Blank

[BRIDGEWAY FUNDS LOGO]                                             BALANCED FUND
                                                              SEMI-ANNUAL REPORT
                                                               DECEMBER 31, 2004

February 25, 2005

Dear Fellow Balanced Fund Shareholders:

Our Fund appreciated 4.83% in the December quarter compared to a 0.03% return for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, a 6.40% return for the Lipper Balanced Fund Index and a 3.35% return for the Balanced Benchmark. The results are good on an absolute basis, but mixed on a relative basis.

The table below presents our December quarter, one year and life-to-date financial results according to the formula required by the SEC.

                                         DEC. QTR.    1 YEAR       LIFE-TO-DATE
                                        10/1/04 TO   1/1/04 TO      7/1/01 TO
                                         12/31/04    12/31/04        12/31/04
--------------------------------------------------------------------------------
Balanced Portfolio                         4.83%       7.61%          5.22%
Bloomberg/ EFFAS U.S. Government
  1-3 year Total Return Bond Index         0.03%       0.87%          3.70%
Lipper Balanced Fund Index                 6.40%       8.99%          4.04%
S&P 500 Index                              9.23%      10.88%          1.39%
Balanced Benchmark                         3.35%       4.47%          2.79%

PERFORMANCE FIGURES QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE FIGURES QUOTED, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

THE LIPPER BALANCED FUNDS IS AN INDEX OF BALANCED FUNDS COMPILED BY LIPPER, INC. BALANCED BENCHMARK IS A COMBINED INDEX OF WHICH 40% REFLECTS THE S&P 500 INDEX (AN UNMANAGED INDEX OF LARGE COMPANIES WITH DIVIDENDS REINVESTED) AND 60% REFLECTS THE BLOOMBERG/EFFAS U.S. GOVERNMENT 1-3 YEAR TOTAL RETURN BOND INDEX (TRANSPARENT BENCHMARK FOR THE TOTAL RETURN OF THE 1-3 YEAR U.S. GOVERNMENT BOND MARKET). IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. PERIODS LONGER THAN ONE YEAR ARE ANNUALIZED.

For the calendar year 2004 the Balanced Fund returned 7.61% compared to an 0.87% return for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, a 8.99% return for the Lipper Balanced Fund Index and a 4.47% return for the Balanced Benchmark.

According to data from Lipper, Inc., the Balanced Fund ranked 337th of 576 balanced funds for the calendar year 2004 and 73rd of 424 funds since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. According to data from Morningstar, the Balanced Fund ranked 85th of 394 Conservative Allocation funds for the 12-month period ending December 31, 2004 and 39th out of 228 funds for three years.

[CHART]

GROWTH OF $10,000 INVESTED IN BALANCED FUNDAND INDEXES FROM 6/30/01 (INCEPTION) TO 12/31/04

              BRIDGEWAY
             BALANCED FUND   LIPPER BALANCED FUND   S&P 500 INDEX   BLOOMBERG/EFFAS BOND INDEX   BALANCED BENCHMARK
 6/01                10000                  10000           10000                        10000                10000
 9/01                 9230                   9242            8532                        10342                 9618
12/01                 9771                   9841            9444                        10425                10033
 3/02                10083                   9900            9470                        10416                10038
 6/02                 9922                   9246            8201                        10671                 9683
 9/02                 9339                   8333            6784                        10932                 9273
12/02                 9428                   8789            7357                        11029                 9560
 3/03                 9397                   8628            7125                        11106                 9514
 6/03                10177                   9569            8222                        11195                10006
 9/03                10440                   9765            8440                        11242                10121
12/03                11107                  10541            9467                        11258                10542
 3/04                11453                  10793            9628                        11371                10673
 6/04                11494                  10779            9793                        11252                10668
 9/04                11402                  10798            9610                        11353                10656
12/04                11953                  11489           10497                        11356                11013

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

SHAREHOLDER LETTER

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE

TRANSLATION: We beat our "balanced" market benchmark for the year by a pretty broad margin, but lagged our peer group. Relatively speaking, this is better than it could have been, but not as good as we'd like.

In evaluating the Fund's performance, it may be useful to note that we opened the Fund with the goal of capturing as much of the stock market's gains as possible while using bonds and stock derivative instruments to minimize losses. Specifically, we wanted to expose shareholders to no more than 40% of the market's "downside," to lose no more than 40% of what the broad market lost. In the three and a half years since inception we have achieved that goal (actually, we've done just a hair better), and since we at Bridgeway take risk at least as seriously as we take returns, that's something we're pretty proud of. It's a result we hope you're happy with too.

To calculate this risk-ratio, we went back to the Fund's inception date. For every month since that date, we compared the Fund's performance with that of the S&P 500 Index. If the Index lost money - as it did in 16 of those months - our goal was for the Fund to lose only 40% as much. Averaged over the three and a half years that the Fund has been in existence, we have met that goal with the exact number coming in at 39.7%.

At the same time - and this is something we're also pretty proud of - we have captured nearly 60% of the market's "upside." Of course, risk and reward are always a trade-off: By and large, any steps you take to minimize the risk in a portfolio also minimize the potential for gain. As our results suggest, though, the trade-off has not been even-steven over the first three and a half years of our Fund. We were able to do better in an up market than what our down market results would have suggested. In an upcoming shareholder letter, we intend to talk about risk, the various ways in which it's measured, and how we like to think about it and deal with it. But for now, we hope you're as pleased as we are with the Fund's risk record.

YEAR-TO-DATE MARKET COMMENTARY: IT'S UP (MARCH), IT'S UP (JUNE), OOOPS - IT'S DOWN (SEPTEMBER), NO, IT'S REALLY UP, REALLY! (END OF YEAR).

TRANSLATION: Notwithstanding news events (and the commentary of many market pundits), 2004 was a remarkably average year. The combination of rising interest rates, a declining U.S. dollar, inflation, the presidential election, war and natural disasters should have produced some extraordinary results, right? Not so fast....

Let's look at the statistics purely from a market perspective. Over the 10 years through the 31st of December, 2004, the S&P 500 Index returned an average of 12.05% per year. (I know, that sounds unbelievable, given how weak the past few years' performance has been, but the market of the mid- and late 1990s really was pretty remarkable.) That's only about one and one-half percentage points better than the Index's return for 2004. Furthermore, if we look all the way back to 1925, we see that the market has returned an average of 10.4% per year - and that's over a 79-year period that includes the Great Depression, World War II, the white-hot "go-go" market of the 1960s and the brutal bear market of the early 1970s. In about two-thirds of those years, the Index beat or lagged that 10.4% average by more than 10 percentage points. From that perspective, therefore, 2004's return of 10.88% was about as average as you can get.

.. . . but wasn't this a very volatile year? No. In fact, the actual variation of monthly returns in 2004 was about half of the average of the preceding decade. Throughout that 10-year period, only one year - 1995 - was less volatile. In other words, in 2004 the stock market "bounced around" a whole lot LESS than normal.

In conclusion, what IS remarkable about 2004 is how average it was in terms of returns and how "tame" it was with respect to volatility. Not what you might conclude from reading standard financial commentaries, many of which described a market lurching dramatically between struggle and triumph. All that drama can be very compelling, but it doesn't necessarily lead to an accurate understanding of the market's behavior in the long run, nor does it necessarily produce sound investment decisions. For that reason, though I have four computer screens in my office, none of them runs a ticker, and I frequently go home at the end of the day without knowing whether the overall market was up or down. This frees up tremendous emotional energy to spend on more important things (including actually finding the next good stock pick).

All that said, the market of 2004 did exhibit some unusual characteristics, in particular the continued - and extraordinary - performance of smaller stocks. This was the sixth year in a row that small stocks beat large ones, the longest period of consecutive annual small-stock dominance in the last eight decades.

What does this imply for the future? History suggests two possible responses. On the one hand, some investment strategies - such as buying small-cap stocks or value stocks or real-estate-oriented stocks - that have worked well in the recent past tend to keep working, as investors get caught up in the excitement and become increasingly confident that a given strategy is the right way to go. This is essentially a self-fulfilling prophecy: If everyone agrees that small stocks, for example, are going to keep going up, they will go up, because everyone buys them. So-called momentum investing has come in for a lot of negative publicity in the past few years, because it was investors following a momentum strategy who both fueled the tech-stocks bubble of the late '90s and early 2000 and then (when they switched strategies) caused it to collapse. The fact is, though, that a momentum strategy can work FOR PERIODS OF TIME, and based on more than seven decades of history, when small stocks have done well relative to the overall market in one year, they are more likely to do well in the next one. So we could conceivably see a record-setting seventh year in a row of small-stock dominance. Since this Fund focuses more heavily on large stocks, this would not help our performance.

On the other hand, we could see the exact opposite. For investment managers, making predictions is often the surest way to get your head handed to you on a platter, but our computer stock picking models have no such concerns, and they are pointing to a shift toward larger stocks. Specifically, over the past 12 months or so our models began finding a larger number of "attractive" large stocks than at any time I can remember in about five years. This is almost certainly a function of relative valuation; i.e., based on a variety of financial measures, and thanks to the multi-year run-up in the price of small stocks, larger stocks in general are starting to look relatively attractive again. At Bridgeway, we don't put much effort into trying to guess the market's direction; we're just trying to find one good stock at a time in the actively managed portion of this Fund. Still, I believe it's likely that the tide will turn back in favor of large stocks at SOME point in the next couple of years. It's a good time (ok, any time is a good time) to make sure your own portfolio is in balance with your long-term plan.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE

TRANSLATION: Three stocks in our portfolio gained more than 50% in the December quarter. None declined by this amount.

RANK    DESCRIPTION                     INDUSTRY                      % GAIN
------------------------------------------------------------------------------
1       Apple Computer Inc              Computers                      66.2%
2       Autodesk Inc                    Software                       56.1%
3       Monsanto Co                     Agriculture                    52.5%

Apple Computer was our top performer for the quarter. A well known computer and electronics manufacturer, Apple Computer makes the very popular iPod digital music player, as well as the iMac and PowerCube personal computers. The stock has done well on surging sales of iPods and the growth of the digital music-player industry. In the holiday season just ended, major retailers like Amazon.com (the biggest Internet retailer), and Best Buy Company (the largest electronics retailer) ran out of or ran short of some popular iPod models. By some estimates Apple could sell 4 million iPods in the December quarter, compared with just over 700,000 in the previous holiday season.

Number Two for the quarter was Autodesk. The company produces sophisticated computer software for graphics-heavy applications -- its products are used by architects, surveyors, designers, and engineers, among others - and it has continued to increase both revenues and profits. The stock hit a 52-week high in the last week of the year, and was 2004's top performer in the S&P 500, with a gain of 210%.

DETAILED EXPLANATION OF CALENDAR YEAR PERFORMANCE - WHAT WORKED WELL

TRANSLATION: To a certain extent, the December quarter really carried the year, so the good news for the quarter and the year are largely the same. Over the course of the calendar year, 14 companies gained more than 40%.

RANK    DESCRIPTION                     INDUSTRY                      % GAIN
------------------------------------------------------------------------------
1       Autodesk Inc                    Software                      167.8%
2       Apple Computer Inc              Computers                     130.5%
3       Monsanto Co                     Agriculture                    93.0%
4       NCR Corp                        Computers                      67.9%
5       KB Homes                        Home Builders                  65.4%
6       Adobe Systems Inc               Software                       62.2%
7       Qualcomm Inc                    Telecommunications             57.2%
8       United States Steel Corp        Iron/Steel                     52.7%
9       Norfolk Southern Corp           Transportation                 49.6%
10      Brunswick Corp                  Leisure Time                   49.1%
11      Aetna Inc                       Healthcare Services            48.1%
12      FedEx Corp                      Transportation                 45.9%
13      Edison International            Electric                       43.9%
14      WW Grainger Inc                 Distribution/Wholesale         40.6%

Given the strength of the fourth quarter, it's not surprising that many of the companies on the list above earned their place on that list in the last three months of the year. Apple Computer and Autodesk, certainly, made the majority of their gains for the year late in 2004, as did Aetna, the Hartford, CT-based insurance firm. Aetna's stock spent the first ten months of the year essentially treading water, making moderate advances followed by moderate declines. But in November, the company released impressive third-quarter results, and the stock gained more than 30% in about eight weeks alone.

But not every stock was a fourth-quarter player. For example, Dayton-based computer systems company NCR began its run in mid-July, with an announcement that earnings for the second quarter - soon to be released - would double analysts' expectations. And FedEx stock spent the entire year on an upward trek. The company profited very handsomely off the pick-up in the global economy, with shipments from Asia particularly strong. Investors loved FedEx's impressive earnings growth (up 157% in the first fiscal quarter, and 283% in the second), doubled operating margins, and acquisition of the Kinko's chain of shops providing copying and computer services.

DETAILED EXPLANATION OF CALENDAR-YEAR PERFORMANCE - WHAT DIDN'T WORK

TRANSLATION: The list of big losers for the year is happily short but, as always, it's painful. Five companies in the Fund's portfolio lost more than 40% of their value in 2004.

Here is the list of companies that declined more than 40% last year:

RANK    DESCRIPTION                     INDUSTRY                      % LESS
------------------------------------------------------------------------------
1       Novell Inc                      Software                       -53.8%
2       Nortel Networks Corp            Telecommunications             -49.1%
3       QLogic Corp                     Semiconductors                 -48.0%
4       Teradyne Inc                    Semiconductors                 -42.4%
5       Watson Pharmaceuticals Inc      Pharmaceuticals                -40.2%

The worst performer of the year was software-vendor Novell. In theory, the company should have done well: The Linux operating system is gaining in popularity, and Novell stands to benefit. But instead, the stock headed nowhere but down, crushed by a series of quarterly results that failed to meet analysts' estimates, by software giant Microsoft's attack on the company's market share lead, and by the departure of Novell's second-highest-ranking executive. Our Fund lost more than 53% on Novell in calendar 2004, which is pretty ugly.

Like Novell, Teradyne turned in some appealing numbers that nevertheless lagged what analysts were expecting...and the stock went down. Meanwhile, Watson Pharmaceuticals produced almost nothing that anyone wanted to hear, at least in the first half of the year or so. Hamstrung by pricing pressures on its generic drugs, the company underperformed the estimates and the stock was soundly punished. Things picked up a bit in the second half of the year, with some excitement surrounding the company's skin-patch to treat female sexual dysfunction. However, Watson couldn't get much traction; investors were troubled by the turnover in senior management and by the company's announced intention of a fairly radical restructuring of its business model.

TOP TEN HOLDINGS

Here are the top ten holdings at the end of December. Please note that the option positions included here are short puts. The percentages are based on a theoretical stock position, that is, as if we owned the underlying stock. We are obligated to buy the underlying stock at a specific strike price for a specific period of time.

                                                                                            PERCENT OF
RANK    DESCRIPTION                                                  INDUSTRY               NET ASSETS
------------------------------------------------------------------------------------------------------
1       Autodesk Inc, incl January $32.5 & $30 puts                  Software                  2.0%
2       Bristol-Myers Squibb Co, incl January $25 & $22.5 puts       Pharmaceuticals           2.0%
3       CIGNA Corp, incl January $65 & $70 put                       Insurance                 1.9%
4       SBC Communications Inc, incl January $25 & April $25 puts    Telecommunications        1.8%
5       Apple Computer Inc, incl January $65, $60 & $55 puts         Computers                 1.8%
6       Eastman Chemical Co, incl January $55 puts                   Chemicals                 1.7%
7       General Motors Corp, incl January $37.5 puts                 Auto Manufacturers        1.7%
8       Ford Motor Co, incl February $15 & March $12.5 puts          Auto Manufacturers        1.6%
9       Texas Utilities, incl January $60 & $65 puts                 Electric                  1.4%
10      Carpenter Technology Corp, incl January $50 & $55 puts       Iron/Steel                1.3%
------------------------------------------------------------------------------------------------------
                                                                                              17.2%

INDUSTRY SECTOR REPRESENTATION AS OF DECEMBER 31, 2004

        COMMON STOCK                                                    52.3%
           Basic Materials                                       1.4%
           Communications                                        6.9%
           Consumer, Cyclical                                    6.4%
           Consumer, Non-Cyclical                               11.1%
           Energy                                                3.4%
           Financial                                            10.2%
           Industrial                                            5.4%
           Technology                                            6.0%
           Utilities                                             1.5%

        U. S. GOVERNMENT OBLIGATIONS                                    43.2%
        CORPORATE NOTES                                                  3.5%
        COVERED CALL OPTIONS WRITTEN                                    (0.5%)
        PUT OPTIONS WRITTEN                                             (0.3%)
        MONEY MARKET FUNDS                                               0.9%
        OTHER ASSETS IN EXCESS OF LIABILITIES                            0.9%
        --------------------------------------------------------------------
        TOTAL                                                          100.0%

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2004, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Up to 75% of Fund assets may be invested in option writing. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. While the Adviser seeks to decrease the Fund's exposure to market risk through use of fixed income and derivative instruments (especially options writing), there is no guarantee these strategies will work in all market environments.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 1-800-661-3550 OR VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (02/05).

CONCLUSION

In closing, we would like to thank all shareholders for their support. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,

/s/ Richard P. Cancelmo

Richard P. Cancelmo, Jr.

DISCLOSURE OF FUND EXPENSES
(UNAUDITED)

As a shareholder to the Fund, you will incur no transactions costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, the fund will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2004 and held until December 31, 2004.

ACTUAL RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 - 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

BRIDGEWAY BALANCED FUND

                                 BEGINNING         ENDING           EXPENSE PAID
                               ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                  7/1/04          12/31/04       7/1/04 - 12/31/04
----------------------------------------------------------------------------------
Actual Fund Return              $ 1,000.00       $ 1,040.02            $ 4.83
Hypothetical Fund Return        $ 1,000.00       $ 1,020.47            $ 4.78

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.94% MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE FIRST FISCAL HALF-YEAR DIVIDED BY 365 DAYS IN THE CURRENT YEAR (TO REFLECT THE ONE HALF-YEAR PERIOD).

SCHEDULE OF INVESTMENTS
SHOWING PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2004 (UNAUDITED)

   INDUSTRY    COMPANY                                   PRINCIPAL AMOUNT          VALUE
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 43.2%
  U.S. TREASURY BILLS - 24.8%
  01/13/05       1.63%**                                 $        900,000   $          899,511
  01/27/05       1.85%**                                          500,000              499,391
  02/03/05       1.74%**                                          800,000              798,726
  03/24/05       1.87%**                                          500,000              497,600
  04/07/05       1.99%**                                          500,000              497,073
  04/28/05       2.04%**                                          500,000              496,247
  05/12/05       2.25%**                                          500,000              495,700
  05/19/05       2.28%**                                          900,000              891,786
  05/26/05       2.36%**                                          900,000              891,355
  06/23/05       2.47%**                                          900,000              889,387
                                                                            ------------------
                                                                                     6,856,776

  U.S. TREASURY NOTES - 18.4%
  01/31/05       1.63%                                            200,000              199,969
  09/30/05       1.63%                                            300,000              297,785
  10/31/05       1.63%                                            200,000              198,289
  11/30/05       1.88%                                            200,000              198,438
  12/31/05       1.88%                                            300,000              297,398
  01/31/06       1.88%                                            300,000              297,117
  04/30/06       2.25%                                            500,000              495,859
  05/15/06       2.00%                                            200,000              197,641
  05/31/06       2.50%                                            300,000              298,277
  11/15/06       3.50%                                            200,000              201,688
  08/15/07       2.75%                                            300,000              296,707
  11/15/07       3.00%                                            200,000              198,766
  10/15/08       3.13%                                            200,000              197,867
  11/15/08       3.38%                                            200,000              199,461
  04/15/09       3.13%                                            300,000              295,453
  06/15/09       4.00%                                            300,000              305,707
  08/15/09       3.50%                                            200,000              199,453
  10/15/09       3.38%                                            300,000              297,047
  11/15/09       3.50%                                            200,000              199,062
  11/15/13       4.25%                                            200,000              201,258
                                                                            ------------------
                                                                                     5,073,242

TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $11,947,907)                                                                11,930,018
                                                                            ------------------

   INDUSTRY    COMPANY                                         SHARES              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS - 52.3%
  ADVERTISING - 0.1%
               Interpublic Group of Cos Inc*                        1,400               18,760

  AEROSPACE/DEFENSE - 0.8%
               Boeing Co                                              700               36,239
               General Dynamics Corp                                  600               62,760
               Lockheed Martin Corp                                   270               14,999
               Northrop Grumman Corp                                1,200               65,232
               United Technologies Corp                               370               38,240
                                                                            ------------------
                                                                                       217,470

  AGRICULTURE - 0.8%
               Monsanto Co                                          4,100              227,755

  AIRLINES - 0.1%
               Southwest Airlines Co                                1,600               26,048

  APPAREL - 0.2%
               Liz Claiborne Inc                                    1,200               50,652

  AUTO MANUFACTURERS - 2.0%
               Ford Motor Co                                       17,500   $          256,200
               General Motors Corp                                  6,600              264,396
               Paccar Inc                                             400               32,192
                                                                            ------------------
                                                                                       552,788

  AUTO PARTS & Equipment - 0.1%
               Johnson Controls Inc                                   480               30,451

  BANKS - 3.1%
               AmSouth Bancorp                                      2,540               65,786
               Bank of New York Co Inc                              2,500               83,550
               First Horizon National Corp                          1,800               77,598
               KeyCorp                                              2,600               88,140
               Marshall & Ilsley Corp                               2,000               88,400
               National City Corp                                   2,900              108,895
               Regions Financial Corp                               2,100               74,739
               Synovus Financial Corp                               3,500              100,030
               Wachovia Corp                                        1,557               81,898
               Wells Fargo & Co                                     1,000               62,150
               Zions Bancorporation                                   300               20,409
                                                                            ------------------
                                                                                       851,595

  BEVERAGES - 1.0%
               Anheuser-Busch Cos Inc                               1,200               60,876
               Brown-Forman Corp                                    1,400               68,152
               Pepsi Bottling Group Inc                             2,400               64,896
               PepsiCo Inc                                          1,300               67,860
                                                                            ------------------
                                                                                       261,784

  BIOTECHNOLOGY - 0.5%
               Genzyme Corp*                                        1,600               92,912
               Millipore Corp*                                      1,000               49,810
                                                                            ------------------
                                                                                       142,722

  BUILDING MATERIALS - 0.1%
               Masco Corp                                             800               29,224

  CHEMICALS - 0.9%
               Eastman Chemical Co                                    400               23,092
               Hercules Inc*                                        3,300               49,005
               Sherwin-Williams Co                                  1,500               66,945
               Sigma-Aldrich Corp                                   1,600               96,736
                                                                            ------------------
                                                                                       235,778

  COMMERCIAL SERVICES - 0.3%
               H&R Block Inc                                          700               34,300
               Robert Half International Inc                        1,900               55,917
                                                                            ------------------
                                                                                        90,217

  COMPUTERS - 2.1%
               Affiliated Computer Services Inc*                      400               24,076
               Apple Computer Inc*                                  2,000              128,800
               Computer Sciences Corp*                              1,900              107,103
               EMC Corp*                                            2,500               37,175
               Hewlet-Packard Co                                    2,700               56,619
               Lexmark International Group Inc*                       630               53,550
               NCR Corp*                                            1,300               89,999
               SunGard Data Systems Inc*                            2,400               67,992
                                                                            ------------------
                                                                                       565,314

   INDUSTRY    COMPANY                                         SHARES              VALUE
----------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 1.1%
               Alberto-Culver Co                                    1,100   $           53,427
               Avon Products Inc                                    2,600              100,620
               Kimberly-Clark Corp                                    600               39,486
               Procter & Gamble Co                                  2,000              110,160
                                                                            ------------------
                                                                                       303,693

  DISTRIBUTION/WHOLESALE - 0.1%
               WW Grainger Inc                                        500               33,310

  DIVERSIFIED FINANCIAL SERVICE - 4.4%
               American Express Co                                  1,900              107,103
               Bear Stearns Cos Inc                                 1,000              102,310
               Capital One Financial Corp                           1,100               92,631
               Countrywide Financial Corp                           2,300               85,123
               Franklin Resources Inc                               1,300               90,545
               Goldman Sachs Group Inc                              1,100              114,444
               JP Morgan Chase & Co                                 2,000               78,020
               Lehman Brothers Holdings Inc                         1,400              122,472
               MBNA Corp                                            3,400               95,846
               Merrill Lynch & Co Inc                               1,600               95,632
               Morgan Stanley & Co Inc                              1,800               99,936
               SLM Corp                                             1,810               96,636
               T Rowe Price Group Inc                                 700               43,540
                                                                            ------------------
                                                                                     1,224,238

  ELECTRIC - 1.4%
               American Electric Power Co Inc                       1,035               35,542
               Dominion Resources Inc                                 760               51,482
               Duke Energy Corp                                     1,900               48,127
               Edison International                                 1,800               57,654
               Entergy Corp                                           600               40,554
               Exelon Corp                                          1,200               52,884
               Southern Co                                          1,250               41,900
               Texas Utilities                                        800               51,648
                                                                            ------------------
                                                                                       379,791

  ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
               Power-One Inc*                                       5,000               44,600

  ELECTRONICS - 0.5%
               Parker Hannifin Corp*                                  500               37,870
               Thermo Electron Corp*                                1,700               51,323
               Waters Corp                                            900               42,111
                                                                            ------------------
                                                                                       131,304

  ENTERTAINMENT - 0.0%^
               International Game Technology                          300               10,314

  ENVIRONMENTAL CONTROL - 0.1%
               Waste Management Inc                                 1,300               38,922

  FOOD - 0.9%
               Archer-Daniels-Midland Co                            1,800               40,158
               Campbell Soup Co                                       600               17,934
               Kellogg Co                                           1,600               71,456
               Sysco Corp                                           1,100               41,987
               Winn Dixie Stores Inc                                3,700               16,835
               WM Wrigley Jr Co                                     1,000               69,190
                                                                            ------------------
                                                                                       257,560

FOREST PRODUCTS & PAPER - 0.2%
               Georgia-Pacific Corp                                 1,670   $           62,592
               Neenah Paper Inc*                                       18                  587
                                                                            ------------------
                                                                                        63,179

  GAS - 0.1%
               Nicor Inc                                              200                7,388
               Peoples Energy Corp                                    400               17,580
                                                                            ------------------
                                                                                        24,968

  HEALTHCARE PRODUCTS - 1.7%
               Bausch & Lomb Inc                                    1,000               64,460
               Becton Dickinson & Co                                1,220               69,296
               Biomet Inc                                           1,300               56,407
               C.R. Bard Inc                                          700               44,786
               St Jude Medical Inc*                                 1,880               78,828
               Stryker Corp                                         1,960               94,570
               Zimmer Holdings Inc*                                   900               72,108
                                                                            ------------------
                                                                                       480,455

  HEALTHCARE SERVICES - 0.7%
               Aetna Inc                                              600               74,850
               Quest Diagnostics Inc                                  600               57,330
               United Health Group Inc                                800               70,424
                                                                            ------------------
                                                                                       202,604

  HOME BUILDERS - 0.2%
               Centex Corp                                            400               23,832
               KB Homes                                               200               20,880
                                                                            ------------------
                                                                                        44,712

  HOUSEHOLD PRODUCTS/WARES - 0.3%
               Clorox Co                                              830               48,912
               Fortune Brands Inc                                     400               30,872
                                                                            ------------------
                                                                                        79,784

  INSURANCE - 2.4%
               ACE Ltd                                              1,400               59,850
               Allstate Corp                                        1,800               93,096
               AMBAC Financial Group Inc                            1,000               82,130
               American International Group Inc                       800               52,536
               CIGNA Corp                                           1,000               81,570
               Metlife Inc                                          1,900               76,969
               Principal Financial Group Inc                        1,000               40,940
               Progressive Corp                                     1,380              117,079
               Safeco Corp                                          1,320               68,957
                                                                            ------------------
                                                                                       673,127

  INTERNET - 0.6%
               eBay Inc*                                              600               69,768
               Symantec Corp*                                       2,000               51,520
               Yahoo! Inc*                                          1,500               56,520
                                                                            ------------------
                                                                                       177,808

  IRON/STEEL - 0.1%
               United States Steel Corp                               500               25,625

  LEISURE TIME - 0.2%
               Brunswick Corp                                       1,270               62,865

  LODGING - 0.1%
               Marriott International Inc                             600               37,788

   INDUSTRY    COMPANY                                         SHARES              VALUE
----------------------------------------------------------------------------------------------
  MACHINERY-CONSTRUCTION & MINING - 0.1%
               Caterpillar Inc                                        400   $           39,004

  MACHINERY-DIVERSIFIED - 0.2%
               Cummins Inc                                            400               33,516
               Deere & Co                                             300               22,320
                                                                            ------------------
                                                                                        55,836

  MEDIA - 1.7%
               Comcast Corp*                                        2,900               96,512
               Knight-Ridder Inc                                      700               46,858
               McGraw-Hill Cos Inc                                    770               70,486
               Meredith Corp                                        1,330               72,086
               Time Warner Inc*                                     4,700               91,368
               Viacom Inc                                           1,500               54,585
               Walt Disney Co                                         900               25,020
                                                                            ------------------
                                                                                       456,915

  MINING - 0.3%
               Freeport-McMoRan Copper &
                 Gold Inc                                           1,200               45,876
               Newmont Mining Corp                                    800               35,528
                                                                            ------------------
                                                                                        81,404

  MISCELLANEOUS MANUFACTURING - 2.6%
               3M Co                                                  680               55,808
               Cooper Industries Ltd                                1,900              128,991
               Crane Co                                             3,600              103,824
               Danaher Corp                                         1,900              109,079
               Eaton Corp                                           1,500              108,540
               ITT Industries Inc                                     800               67,560
               Pall Corp                                            1,900               55,005
               Textron Inc                                          1,100               81,180
                                                                            ------------------
                                                                                       709,987

  OFFICE/BUSINESS EQUIPMENT - 0.1%
               Pitney Bowes Inc                                       600               27,768

  OIL & GAS - 2.9%
               Amerada Hess Corp                                    1,020               84,028
               Anadarko Petroleum Corp                              1,400               90,734
               Apache Corp                                          1,100               55,627
               Burlington Resources Inc                             1,600               69,600
               ConocoPhillips                                       1,200              104,196
               EOG Resources Inc                                    1,000               71,360
               Exxon Mobile Corp                                    2,000              102,520
               Nabors Industries Ltd*                               1,100               56,419
               Occidental Petroleum Corp                              800               46,688
               Royal Dutch Petroleum Co, ADR                          600               34,428
               Unocal Corp                                            400               17,296
               Valero Energy Corp                                   1,600               72,640
                                                                            ------------------
                                                                                       805,536

  OIL & GAS SERVICES - 0.4%
               Baker Hughes Inc                                       900               38,403
               Halliburton Co                                         750               29,430
               Schlumberger Ltd                                       600               40,170
                                                                            ------------------
                                                                                       108,003

  PACKAGING & CONTAINERS - 0.0%^
               Bemis Co                                               400               11,636

  PHARMACEUTICALS - 3.7%
               Allergan Inc                                           900               72,963
               AmerisourceBergen Corp                               1,300      $        76,284
               Bristol-Myers Squibb Co                             11,600              297,192
               Cardinal Health Inc                                    990               57,569
               Caremark RX Inc*                                     2,000               78,860
               Forest Laboratories Inc*                             1,362               61,099
               Gilead Sciences Inc*                                 2,000               69,980
               Hospira Inc*                                         2,060               69,010
               Medco Health Solutions Inc*                          2,900              120,640
               Pfizer Inc                                           1,642               44,153
               Wyeth                                                1,600               68,144
                                                                            ------------------
                                                                                     1,015,894

  PIPELINES - 0.1%
               El Paso Corp                                         3,500               36,400

  RETAIL - 3.2%
               Autonation Inc*                                      4,100               78,761
               Bed Bath & Beyond Inc*                               1,820               72,491
               Best Buy Co Inc                                      1,100               65,362
               Costco Wholesale Corp                                2,100              101,661
               CVS Corp                                             1,800               81,126
               Dillard's Inc - Class A                              1,100               29,557
               Dollar General Corp                                  3,600               74,772
               Federated Department Stores Inc                        900               52,011
               J.C. Penney Co Inc                                   1,500               62,100
               Lowe's Cos Inc                                         640               36,858
               Nordstrom Inc                                        2,000               93,460
               Office Max Inc                                         200                6,276
               Staples Inc                                          1,900               64,049
               Starbucks Corp*                                        700               43,652
               Yum! Brands Inc                                        450               21,231
                                                                            ------------------
                                                                                       883,367

  SAVINGS & LOANS - 0.3%
               Golden West Financial Corp                           1,234               75,792

  SEMICONDUCTORS - 1.3%
               Altera Corp*                                         2,600               53,820
               Analog Devices Inc                                   1,500               55,380
               Applied Materials Inc*                               4,400               75,240
               Freescale Semiconductor Inc*                           276                5,067
               Linear Technology Corp                               1,200               46,512
               Maxim Integrated Products Inc                        1,900               80,541
               Texas Instruments Inc                                1,470               36,191
                                                                            ------------------
                                                                                       352,751

  SOFTWARE - 2.6%
               Adobe Systems Inc                                    1,800              112,932
               Autodesk Inc                                         4,600              174,570
               Automatic Data Processing Inc                        1,000               44,350
               BMC Software Inc*                                    2,820               52,452
               Citrix Systems Inc*                                  4,100              100,573
               Compuware Corp*                                      5,400               34,938
               Electronic Arts Inc*                                 1,000               61,680
               First Data Corp                                        700               29,778
               IMS Health Inc                                       1,780               41,314
               Novell Inc*                                          5,400               36,450
               Oracle Corp*                                         1,560               21,403
                                                                            ------------------
                                                                                       710,440

  TELECOMMUNICATIONS - 4.5%
               ALLTEL Corp                                          1,100               64,636
               AT&T Corp                                            4,800               91,488
               Avaya Inc*                                           6,500              111,800
               Cisco Systems Inc*                                   3,200               61,760

   INDUSTRY    COMPANY                                         SHARES              VALUE
----------------------------------------------------------------------------------------------
               Citizens Communications Co                           4,800   $           66,192
               Corning Inc*                                         6,400               75,328
               Motorola Inc                                         2,500               43,000
               Qualcomm Inc                                         1,700               72,080
               SBC Communications Inc                              12,000              309,240
               Scientific-Atlanta Inc                               2,500               82,525
               Sprint Corp-FON Group                                3,800               94,430
               Tellabs Inc*                                         6,700               57,553
               Western Wireless Corp*                               4,000              117,200
                                                                            ------------------
                                                                                     1,247,232

  TOYS, GAMES & HOBBIES - 0.1%
               Hasbro Inc                                           1,300               25,194

  TRANSPORTATION - 0.8%
               FedEx Corp                                             700               68,943
               Norfolk Southern Corp                                2,700               97,713
               Ryder Systems Inc                                      300               14,331
               United Parcel Services Inc                             300               25,638
                                                                            ------------------
                                                                                       206,625

TOTAL COMMON STOCKS
  (Cost $11,962,877)                                                                14,446,989
                                                                            ------------------

                                                             PRINCIPAL
                                                               AMOUNT
                                                          ---------------
CORPORATE NOTES - 3.5%
               Leucadia National
                 Corp, 7.75%
                 Senior Notes 08/15/13                    $       775,000              837,000
               Sea Containers Ltd,
                 Class A, 7.88%
                 Series B 02/15/08                                120,000              121,800
                                                                            ------------------

TOTAL CORPORATE NOTES
  (Cost $930,173)                                                                      958,800
                                                                            ------------------

                                                              SHARES
                                                          ---------------
PURCHASED CALL OPTIONS - LONG - 0.0%^
               Bristol-Myers Squibb Co
                   expiring Jan 06 at $25.00                       50,000               11,875
                                                                            ------------------

TOTAL PURCHASED CALL OPTIONS
  (Cost $10,300)                                                                        11,875
                                                                            ------------------

MONEY MARKET MUTUAL FUNDS - 0.9%
               First American Treasury
                 Obligations Fund - Class S                       246,498              246,498
                                                                            ------------------

TOTAL MONEY MARKET MUTUAL FUNDS
  (Cost $246,498)                                                                      246,498
                                                                            ------------------

TOTAL INVESTMENTS - 99.9%
  (Cost $25,097,755)                                                                27,594,180
Other Assets In Excess of Liabilities - 0.1%                                            15,614
                                                                            ------------------
NET ASSETS - 100.0%                                                         $       27,609,794
                                                                            ==================

*   NON-INCOME PRODUCING SECURITY
**  RATE DISCLOSED REPRESENTS DISCOUNT RATE.
^   LESS THAN 0.05% OF NET ASSETS
ADR - AMERICAN DEPOSITARY RECEIPT

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF OPTIONS WRITTEN
DECEMBER 31, 2004 (UNAUDITED)

   COMPANY                                                     SHARES              VALUE
----------------------------------------------------------------------------------------------
COVERED CALL OPTIONS WRITTEN
  ADOBE SYSTEMS INC
               expiring Jan 05 at $60.00                            1,400   $           (4,760)
  AETNA INC
               expiring Apr 05 at $130.00                             600               (3,030)
  ALTERA CORP
               expiring Mar 05 at $25.00                            1,000                 (250)
  ANADARKO PETROLEUM CORP
               expiring Jan 05 at $70.00                            1,000                 (100)
  APACHE CORP
               expiring Jan 05 at $55.00                            1,100                 (138)
  APPLE COMPUTER INC
               expiring Jan 05 at $60.00                            1,000               (5,950)
  AUTODESK INC
               expiring Jan 05 at $35.00                            3,000              (10,050)
  BED BATH & BEYOND INC
               expiring Feb 05 at $42.50                              900                 (315)
  BEMIS INC
               expiring Jan 05 at $27.50                              400                 (710)
  BEST BUY INC
               expiring Jan 05 at $65.00                              800                 (120)
  BMC SOFTWARE INC
               expiring Feb 05 at $20.00                            1,400                 (735)
  BRISTOL-MYERS SQUIBB CO
               expiring Jan 05 at $25.00                            4,800               (3,600)
  BURLINGTON RESOURCES INC
               expiring Jan 05 at $42.50                              800               (1,380)
  CARDINAL HEALTH INC
               expiring Jan 05 at $55.00                              900               (3,330)
  CAREMARK RX INC
               expiring Mar 05 at $40.00                              700               (1,365)
  CIGNA CORP
               expiring Jan 05 at $80.00                            1,000               (3,200)
  CITRIX SYSTEMS INC
               expiring Mar 05 at $25.00                            1,500               (2,175)
  COMPUTER SCIENCES CORP
               expiring Jan 05 at $55.00                            1,400               (2,940)
  CONOCOPHILLIPS
               expiring Jan 05 at $90.00                              900                 (382)
  CORNING INC
               expiring Jan 05 at $12.50                            4,900                 (613)
  CVS CORP
               expiring Feb 05 at $47.50                              900                 (405)
  ELECTRONIC ARTS INC
               expiring Mar 05 at $55.00                              500               (4,100)
  FORD MOTOR CO
               expiring Jan 05 at $15.00                            3,200                 (560)
               expiring Feb 05 at $15.00                            7,000               (2,625)
  GENERAL MOTORS CORP
               expiring Jan 05 at $40.00                            3,000               (2,775)
               expiring Feb 05 at $40.00                            3,000               (3,825)
  GENZYME CORP
               expiring Jan 05 at $60.00                              600                 (390)
  HALLIBURTON CO
               expiring Jan 05 at $40.00                              700                 (437)
  JOHNSON CONTROLS INC
               expiring Jan 05 at $60.00                              400               (1,480)
  JP MORGAN CHASE & CO
               expiring Jan 05 at $37.50                            2,000               (3,150)
  MAXIM INTEGRATED PRODUCTS INC
               expiring Jan 05 at $50.00                              800                  (40)
  MEDCO HEALTH SOLUTIONS INC
               expiring Jan 05 at $35.00                            1,000               (6,700)
  MONSANTO CO
               expiring Jan 05 at $40.00                            2,000   $          (31,200)
  NABORS INDUSTRIES LTD
               expiring Jan 05 at $55.00                              800                 (280)
  NCR CORP
               expiring Jan 05 at $60.00                            1,300              (12,090)
  NORDSTROM INC
               expiring Apr 05 at $50.00                            1,000               (1,475)
  NORFOLK SOUTHERN CORP
               expiring Jan 05 at $35.00                            2,000               (3,100)
  ORACLE CORP
               expiring Mar 05 at $15.00                            1,500                 (413)
  PEPSICO INC
               expiring Jan 05 at $50.00                            1,300               (3,055)
  POWER-ONE INC
               expiring Jan 05 at $7.50                             2,500               (3,875)
  PROGRESSIVE CORP
               expiring Jan 05 at $95.00                              700                  (18)
  QUALCOMM INC
               expiring Jan 05 at $45.00                              900                 (337)
  SAFECO CORP
               expiring Feb 05 at $50.00                              700               (1,908)
  SCIENTIFIC-ATLANTA INC
               expiring Mar 05 at $35.00                            1,800               (2,430)
  SPRINT CORP - FON GROUP
               expiring Jan 05 at $22.50                            2,500               (5,938)
  ST. JUDE MEDICAL INC
               expiring Jan 05 at $42.50                              900                 (653)
  STAPLES INC
               expiring Mar 05 at $35.00                            1,000               (1,050)
  STRYKER CORP
               expiring Mar 05 at $45.00                            1,000               (4,350)
  SYMANTEC CORP
               expiring Jan 05 at $35.00                            1,000                  (25)
  TEXAS INSTRUMENTS INC
               expiring Apr 05 at $27.50                              700                 (437)
  TEXAS UTILITIES
               expiring Jan 05 at $65.00                              800               (1,100)
  W.W. GRAINGER INC
               expiring Jan 05 at $60.00                              500               (3,325)
  WATERS CORP
               expiring Feb 05 at $50.00                              500                 (237)
  WESTERN WIRELESS CORP
               expiring Jan 05 at $30.00                              500                 (275)
  WRIGLEY (WM) JR CO
               expiring Mar 05 at $70.00                              500                 (837)
                                                                            ------------------
TOTAL COVERED CALL OPTIONS WRITTEN
  (Premiums Received -$88,892)                                              $         (150,038)
                                                                            ==================

PUT OPTIONS WRITTEN
  AK STL HOLDING CORP
               expiring Jan 05 at $10.00                            5,000   $             (250)
               expiring Jan 05 at $12.50                           20,000               (4,500)
  APPLE COMPUTER INC
               expiring Jan 05 at $55.00                            2,500               (1,313)
               expiring Jan 05 at $60.00                            1,200               (1,800)
               expiring Jan 05 at $65.00                            2,000               (7,400)
  AT&T CORP
               expiring Jan 05 at $12.50                            5,000                 (125)
               expiring Jan 05 at $15.00                            3,500                  (88)
               expiring Jan 05 at $17.50                            5,000                 (625)

   COMPANY                                                     SHARES              VALUE
----------------------------------------------------------------------------------------------
  AUTODESK INC
               expiring Jan 05 at $30.00                            5,000   $             (125)
               expiring Jan 05 at $32.50                            5,000                 (500)
  BELLSOUTH CORP
               expiring Jan 05 at $27.50                            5,000               (1,875)
               expiring Feb 05 at $27.50                            5,000               (3,375)
  BRISTOL-MYERS SQUIBB CO
               expiring Jan 05 at $25.00                            5,000               (1,625)
               expiring Jan 05 at $22.50                            5,000                 (125)
  BUILDING MATERIAL HOLDING CORP
               expiring Jan 05 at $35.00                            2,500                 (938)
  CARPENTER TECHNOLOGY CORP
               expiring Jan 05 at $50.00                            2,500                 (625)
  CARPENTER TECHNOLOGY CORP
               expiring Jan 05 at $55.00                            4,000               (4,200)
  CIGNA CORP
               expiring Jan 05 at $65.00                            3,500                 (175)
               expiring Jan 05 at $70.00                            2,000                 (300)
  EASTMAN CHEMICAL CO
               expiring Jan 05 at $55.00                            8,000               (1,200)
  EDISON INTERNATIONAL
               expiring Jan 05 at $25.00                            2,500                  (62)
  FHLMC
               expiring Jan 05 at $65.00                            2,000                 (150)
  FORD MOTOR CO
               expiring March 05 at $12.50                          5,000                 (625)
               expiring Feb 05 at $15.00                            7,000               (5,775)
  GENERAL MOTORS CORP
               expiring Jan 05 at $37.50                            5,000                 (875)
  LYONDELL CHEMICAL CO
               expiring Jan 05 at $25.00                           10,000                 (750)
  MARATHON OIL GROUP
               expiring Feb 05 at $35.00                            3,500               (1,575)
  MAY DEPARTMENT STORES CO
               expiring Jan 05 at $27.50                            7,000               (1,575)
  METLIFE INC
               expiring Feb 05 at $40.00                            4,000               (3,800)
  OMI CORP
               expiring Jan 05 at $20.00                            5,000              (16,000)
  RESEARCH IN MOTION LTD
               expiring Jan 05 at $70.00                            1,500                 (412)
               expiring Jan 05 at $80.00                            2,000               (3,800)
  SBC COMMUNICATIONS INC
               expiring Jan 05 at $25.00                            2,500                 (500)
               expiring Apr 05 at $25.00                            5,000               (4,250)
  SOUTHWESTERN ENERGY CO
               expiring Jan 05 at $50.00                            3,000               (4,950)
  TEXAS UTILITIES
               expiring Jan 05 at $60.00                            3,000                 (975)
               expiring Jan 05 at $65.00                            2,000               (3,350)
  URBAN OUTFITTERS INC
               expiring Jan 05 at $40.00                            2,500                 (500)
  VALERO ENERGY CORP
               expiring Feb 05 at $40.00                            6,000               (3,300)
  VERIZON COMMUNICATIONS INC
               expiring Jan 05 at $40.00                            5,000               (3,000)
               expiring Feb 05 at $40.00                            2,500               (2,437)
  WESTERN WIRELESS CORP
               expiring Jan 05 at $25.00                            6,000                 (300)
                                                                            ------------------
TOTAL PUT OPTIONS WRITTEN
  (Premiums Received -$176,644)                                             $          (90,125)
                                                                            ==================

TOTAL OPTIONS WRITTEN
  (Total Premiums Received - 265,536)                                       $         (240,163)
                                                                            ==================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004 (UNAUDITED)

ASSETS:
         Investments at value (cost - $25,097,755)                                 $    27,594,180
         Receivable for investments sold                                                   115,477
         Receivable for fund shares sold                                                    99,420
         Dividends receivable                                                               13,077
         Interest receivable                                                                54,037
         Prepaid expenses                                                                   26,022
--------------------------------------------------------------------------------------------------
               Total assets                                                             27,902,213
--------------------------------------------------------------------------------------------------

LIABILITIES:
         Accrued investment adviser fee                                                      9,285
         Accrued administration fee                                                          1,196
         Accrued directors fee                                                                 613
         Other payables                                                                     41,110
         Futures variation margin                                                               52
         Call options written at value (premiums received $88,892)                         150,038
         Put options written at value (premiums received $176,644)                          90,125
--------------------------------------------------------------------------------------------------
               Total liabilities                                                           292,419
--------------------------------------------------------------------------------------------------
         NET ASSETS                                                                $    27,609,794
==================================================================================================

NET ASSETS REPRESENT:
         Paid-in capital                                                           $    25,212,245
         Undistributed net investment income                                                   206
         Accumulated net realized loss on investments                                     (124,455)
         Net unrealized appreciation of investments                                      2,521,798
--------------------------------------------------------------------------------------------------
         NET ASSETS                                                                $    27,609,794
==================================================================================================

         Shares of common stock outstanding of $.001 par value, 50,000,000
           shares authorized                                                             2,385,495
--------------------------------------------------------------------------------------------------
         Net asset value, offering and redemption price per share                  $         11.57
==================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 (UNAUDITED)

INVESTMENT INCOME:
         Dividends (net of withholding tax of $81)                                 $       105,941
         Interest                                                                          137,541
--------------------------------------------------------------------------------------------------
              Total investment income                                                      243,482

EXPENSES:
         Investment advisory fees                                                           75,443
         Administration fees                                                                 6,287
         Accounting fees                                                                    28,914
         Transfer agent fees                                                                14,823
         Audit fees                                                                          3,944
         Tax fees                                                                            6,013
         Custody fees                                                                       11,016
         Legal fees                                                                          1,732
         Directors fees                                                                        866
         Registration fees                                                                     564
         Reports to shareholders                                                               500
         Miscellaneous                                                                       2,115
--------------------------------------------------------------------------------------------------
              Total expenses before fees advisory fees waived                              152,217
         Less investment advisory fees waived                                              (34,023)
--------------------------------------------------------------------------------------------------
               Net expenses                                                                118,194
--------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                                      125,288
--------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized loss on investment securities                                       (125,206)
         Net realized gain on options                                                      306,681
         Net realized loss on futures contracts                                           (244,860)
         Net change in unrealized appreciation / depreciation on investments             1,012,849
--------------------------------------------------------------------------------------------------
         Net realized and unrealized gain on investments                                   949,464
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $     1,074,752
==================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS ENDED    YEAR ENDED
                                                                                  DECEMBER 31, 2004*  JUNE 30, 2004
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
         Net investment income                                                     $       125,288   $        87,559
         Net realized loss on investment securities                                       (125,206)         (190,689)
         Net realized gain on options                                                      306,681           511,403
         Net realized loss on futures contracts                                           (244,860)          (41,706)
         Net change in unrealized appreciation / depreciation on investments             1,012,849         1,200,151
--------------------------------------------------------------------------------------------------------------------
             Net increase in net assets from operations                                  1,074,752         1,566,718
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS:
         From net investment income                                                       (179,999)          (61,044)
         From net realized gains                                                          (243,673)                0
--------------------------------------------------------------------------------------------------------------------
               Net decrease in net assets from distributions                              (423,672)          (61,044)
--------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
         Proceeds from sale of shares                                                    9,565,036        15,549,707
         Reinvestment of distributions                                                     415,022            59,369
         Cost of shares redeemed                                                        (6,233,095)       (2,246,830)
--------------------------------------------------------------------------------------------------------------------
             Net increase in net assets from share transactions                          3,746,963        13,362,246
--------------------------------------------------------------------------------------------------------------------

             Net increase in net assets                                                  4,398,043        14,867,920

NET ASSETS:
         Beginning of period                                                            23,211,751         8,343,831
--------------------------------------------------------------------------------------------------------------------
         End of period **                                                          $    27,609,794   $    23,211,751
====================================================================================================================

SHARES ISSUED & REDEEMED:
         Issued                                                                            847,240         1,421,691
         Distributions reinvested                                                           35,871             5,437
         Redeemed                                                                         (551,326)         (203,741)
--------------------------------------------------------------------------------------------------------------------
             Net increase                                                                  331,785         1,223,387
         Outstanding at beginning of period                                              2,053,710           830,323
--------------------------------------------------------------------------------------------------------------------
         Outstanding at end of period                                                    2,385,495         2,053,710
====================================================================================================================

* Unaudited
**  Including undistributed net investment income of:                              $           206   $        54,917

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                                 SIX MONTHS ENDED
                                                    DECEMBER 31,               FOR THE YEAR ENDED JUNE 30,
                                                      2004***         2004         2003         2002        2001**
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
     Net asset value, beginning of period          $    11.30      $    10.05   $     9.87   $    10.00   $    10.00
--------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
         Net investment income^                          0.06            0.06         0.10         0.04         0.00
--------------------------------------------------------------------------------------------------------------------
         Net realized and unrealized gain
           (loss)                                        0.39            1.24         0.15        (0.12)        0.00
--------------------------------------------------------------------------------------------------------------------
              Total from investment operations           0.45            1.30         0.25        (0.08)        0.00
--------------------------------------------------------------------------------------------------------------------
     Less distributions to shareholders:
         Net investment income                          (0.08)          (0.05)       (0.06)       (0.05)        0.00
         Net realized gain                              (0.10)           0.00        (0.01)        0.00         0.00
--------------------------------------------------------------------------------------------------------------------
              Total distributions                       (0.18)          (0.05)       (0.07)       (0.05)        0.00
--------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                $    11.57      $    11.30   $    10.05   $     9.87   $    10.00
====================================================================================================================

TOTAL RETURN+                                            4.00%#         12.94%        2.57%       (0.80%)       0.00%#
RATIOS & SUPPLEMENTAL DATA
         Net assets, end of period ('000's)        $   27,610      $   23,212   $    8,344   $    4,960   $      370
         Ratios to average net assets:
            Expenses after waivers and
              reimbursements                             0.94%*          0.94%        0.94%        0.94%        0.00%
            Expenses before waivers and
              reimbursements                             1.21%*          1.51%        1.66%        2.07%        0.00%
            Net investment income after
              waivers and reimbursements                 1.00%*          0.60%        1.06%        0.49%        0.00%

         Portfolio turnover rate                          9.0%          123.7%        98.2%       112.5%         0.0%

*   ANNUALIZED
**  COMMENCED OPERATIONS ON JUNE 30, 2001.
*** UNAUDITED
+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD VARIOUS FEES NOT BEEN WAIVED DURING THE PERIOD.
#   TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
^ PER SHARE AMOUNTS CALCULATED BASED ON THE AVERAGE DAILY SHARES OUTSTANDING DURING THE PERIOD.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (UNAUDITED)

1. ORGANIZATION:

Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 50,000,000 shares have been classified into the Balanced Fund.

Bridgeway is organized as a series fund and, as of December 31, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

The Balanced Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the "Adviser") is the Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Balanced Fund (the "Fund") are in conformity with accounting principles generally accepted in the United States of America.

SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

SECURITIES LENDING Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of December 31, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

USE OF ESTIMATES IN FINANCIAL STATEMENTS In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RISKS AND UNCERTAINTIES The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

12b-1 PLAN The Fund has adopted a 12b-1 plan, approved by shareholders on October 15, 1996 and amended on October 22, 2003, that permits the Adviser to pay up to 0.25% of the Fund's average daily assets for sales and distribution of Fund shares. Since the cost of distributing Fund shares is borne by the Adviser, the Fund pays no 12b-1 fees. Forum Fund Services, LLC serves as the Fund's distributor. Prior to January 2, 2004, the Fund acted as its own distributor.

SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Discounts and premiums are accreted / amortized on the interest method.

FUTURES CONTRACTS A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2004 there were no outstanding futures contracts.

OPTIONS An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written.

If an option that the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. As of December 31, 2004, the Fund held $150,038 of call options written, $90,125 of put options written, and $11,875 in purchased call options.

COVERED CALL OPTIONS AND SECURED PUTS The Fund may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

A SUMMARY OF THE OPTION TRANSACTIONS WRITTEN BY THE BALANCED FUND FOLLOWS:

                                               WRITTEN CALL OPTIONS
                                              CONTRACTS     PREMIUMS
-----------------------------------------------------------------------
Outstanding, June 30, 2004                      1,174   $       131,987
Positions Opened                                3,732           389,067
Exercised                                      (1,077)         (116,875)
Expired                                        (2,179)         (208,767)
Closed                                           (875)         (106,520)
Split                                              15                 -
-----------------------------------------------------------------------
Outstanding, December 31, 2004                    790   $        88,892
Market Value, December 31, 2004                     -   $      (150,038)

                                               WRITTEN PUT OPTIONS
                                              CONTRACTS     PREMIUMS
-----------------------------------------------------------------------
Outstanding, June 30, 2004                      1,415   $       140,591
Positions Opened                                5,330           546,452
Exercised                                        (408)          (59,808)
Expired                                        (3,885)         (394,555)
Closed                                           (615)          (56,036)
Split                                              50                 -
-----------------------------------------------------------------------
Outstanding, December 31, 2004                  1,887   $       176,644
Market Value, December 31, 2004                     -   $       (90,125)

INDEMNIFICATION Under the Company's organizational documents, the Fund's officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser, a flat 0.6% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.94%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.94% of the value of its average net assets for the six months ended December 31, 2004. For the six months ended December 31, 2004, the Adviser waived fees in the amount of $34,023. The Adviser expects to continue this contractual level of reimbursement, for the foreseeable future.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the six months ended December 31, 2004.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund

BOARD OF DIRECTORS COMPENSATION Bridgeway pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the six months ended December 31, 2004. The amount attributable to the Balanced Fund is disclosed in the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES:

Purchases and sales of securities, other than cash equivalents, for the six months ended December 31, 2004, aggregated $5,367,785 and $1,719,349, respectively. Purchases and sales of U.S. government securities, other than cash equivalents, for the six months ended December 31, 2004, aggregated $1,196,856 and $100,000, respectively.

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net taxable income including net realized gains on investments, if any, to its shareholders each year. The Fund is not subject to income or excise taxes to the extent such distributions are made.

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2004, were as follows:

Gross unrealized appreciation                        $  2,623,844
Gross unrealized (depreciation)                          (122,047)
-----------------------------------------------------------------
Net unrealized appreciation
  on investments                                     $  2,501,797
=================================================================
Cost of investments                                  $ 24,852,220
=================================================================

The difference between book and tax net unrealized appreciation is wash sale loss deferrals.

The Fund used $96,405 of capital loss carryovers for the year ended June 30, 2004 to offset net realized gains for federal income tax purposes.

As of June 30, 2004, the components of net assets on a tax basis were:

Undistributed ordinary income                        $          0
Accumulated capital losses                               (553,376)

The temporary differences between book and tax are primarily due to wash sales and post October losses.

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

6. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements. PricewaterhouseCoopers LLP issued reports on the Funds' financial statements as of June 30, 2004 and 2003. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds' Audit Committee and ratified by the Funds' Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management's representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds' financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund's procedures. With respect to the Funds' Transfer Agent PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office ("RPO") function and over the monitoring of shareholder accounts placed on RPO status. These matters were considered to be a material weakness in control procedure and its operation. The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

OTHER INFORMATION
(UNAUDITED)

1. PROXY VOTING:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2004 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission's ("SEC") website at http:/www.sec.gov.

2. FUND HOLDINGS:

The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC's website at http:/www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

3. OTHER

Shareholders individually holding more than 5% of the Fund's outstanding shares as of December 31, 2004, constituted 60% of the Fund.

                       This Page Intentionally Left Blank

Item 2. CODE OF ETHICS.

Not applicable to semi-annual report.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual report.

Item 4. PRINCIPAL ACCOUNTING FEES AND SERVICES.

Not applicable to semi-annual report.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 10.  SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

On September 22, 2004, the Board of Directors of Bridgeway Funds, Inc. adopted procedures by which shareholders may recommend nominees to the Board of Directors. The Board of Directors will consider director candidates that are recommended by shareholders of the Funds. Such recommendations should be submitted to the Secretary of the Funds, who will forward the recommendation to the Board of Directors for consideration. Prior to this meeting, the Funds did not have procedures by which shareholders could recommend nominees to the Board of

Directors.

Item 11.  CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

    (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  EXHIBITS.

    (a)(1)  Not applicable to semi-annual report.

    (a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Ex99.Cert.

    (a)(3)  Not applicable.

    (b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Ex99.906Cert.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        BRIDGEWAY FUNDS, INC.
                                        By:    /s/ John N.R. Montgomery
                                               -----------------------
                                               John N.R. Montgomery
                                               President and Principal Executive
                                               Officer

                                        Date:  March 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                        By:    /s/ John N.R. Montgomery
                                               ------------------------
                                               John N.R. Montgomery
                                               President and Principal Executive
                                               Officer

                                        Date:  March 9, 2005

                                        By:    /s/ Linda Giuffre
                                               -----------------
                                               Linda Giuffre
                                               Treasurer and Principal Financial
                                               Officer


                                        Date:  March 9, 2005